THE ENTERPRISE GROUP OF FUNDS, INC.



                                   [GRAPHIC]




                                 ANNUAL REPORT
                               December 31, 1999

                      THE ENTERPRISE GROUP OF FUNDS, INC.

                               AGGRESSIVE GROWTH
                               -----------------
                        Enterprise Multi-Cap Growth Fund
                      Enterprise Small Company Growth Fund
                      Enterprise Small Company Value Fund

                                     GROWTH
                                     ------
                             Enterprise Growth Fund
                      Enterprise Capital Appreciation Fund
                             Enterprise Equity Fund
                       Enterprise Growth and Income Fund
                         Enterprise Equity Income Fund
                      Enterprise International Growth Fund

                                     SECTOR
                                     ------
                            Enterprise Internet Fund
                   Enterprise Global Financial Services Fund

                                     HYBRID
                                     ------
                            Enterprise Managed Fund
                            Enterprise Balanced Fund

                                  FIXED INCOME
                                  ------------
                        Enterprise High-Yield Bond Fund
                     Enterprise Government Securities Fund
                       Enterprise Tax-Exempt Income Fund
                          Enterprise Money Market Fund

---------------                                       --------------------
                        Table of Contents
---------------                                       --------------------

                                                Page
                                               ------
Enterprise Multi-Cap Growth Fund
 Manager's Comments ..........................    4
 Portfolio of Investments ....................    7
Enterprise Small Company Growth Fund
 Manager's Comments ..........................    9
 Portfolio of Investments ....................   12
Enterprise Small Company Value Fund
 Manager's Comments ..........................   13
 Portfolio of Investments ....................   15
Enterprise Growth Fund
 Manager's Comments ..........................   19
 Portfolio of Investments ....................   22
Enterprise Capital Appreciation Fund
 Manager's Comments ..........................   23
 Portfolio of Investments ....................   26
Enterprise Equity Fund
 Manager's Comments ..........................   27
 Portfolio of Investments ....................   29
Enterprise Growth and Income Fund
 Manager's Comments ..........................   30
 Portfolio of Investments ....................   33
Enterprise Equity Income Fund
 Manager's Comments ..........................   35
 Portfolio of Investments ....................   37
Enterprise International Growth Fund
 Manager's Comments ..........................   39
 Portfolio of Investments ....................   42
Enterprise Internet Fund
 Manager's Comments ..........................   44
 Portfolio of Investments ....................   48
Enterprise Global Financial Services Fund
 Manager's Comments ..........................   50
 Portfolio of Investments ....................   53
Enterprise Managed Fund
 Managers' Comments ..........................   55
 Portfolio of Investments ....................   59
Enterprise Balanced Fund
 Manager's Comments ..........................   63
 Portfolio of Investments ....................   66
Enterprise High-Yield Bond Fund
 Manager's Comments ..........................   68
 Portfolio of Investments ....................   71
Enterprise Government Securities Fund
 Manager's Comments ..........................   77
 Portfolio of Investments ....................   80
Enterprise Tax-Exempt Income Fund
 Manager's Comments ..........................   81
 Portfolio of Investments ....................   84
Enterprise Money Market Fund
 Manager's Comments ..........................   86
 Portfolio of Investments ....................   88
Statements of Assets and Liabilities .........   90
Statements of Operations .....................   92
Statements of Changes in Net Assets ..........   94
Financial Highlights .........................   98
Notes to Financial Statements ................  132

Returns in this report are historical and do not guarantee future performance of any fund. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
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[GRAPHIC]
          ENTERPRISE
          GROUP OF FUNDS
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MESSAGE FROM THE CHAIRMAN

Dear Fellow Shareholders:

     As we enter the new century and millennium, let me take this opportunity to thank you for your confidence in choosing Enterprise to help you achieve your investment objectives.

     1999 was a year that was anything but dull for the investment markets. It was a year that saw technology and Internet stocks overwhelm Wall Street and global markets rebound from earlier concerns about economic collapse. However, fixed-income investors were not so fortunate. For the fixed-income markets, the year was filled with inflationary concerns, rising interest rates and worries about Y2K technology disruptions, sending bond prices declining in nearly every bond category. As measured by the Lehman Brothers Aggregate Bond Index, the bond market experienced its worst year since 1994, declining 0.82 percent.

     On the very positive side, the Dow Jones         -------------------------
Industrial Average rose 27.19 percent in 1999,        "By structuring each fund
while the Standard & Poor's 500 Stock Index           to incorporate what we
gained 21.03 percent, marking the fifth straight      believe to be the best
year these two indices have both recorded             of each manager's
double-digit gains. Even small stocks, led by         investment talents, we
technology and Internet stocks, staged a recovery.    provide our shareholders
With a year-end rush, the Russell 2000 Index          an excellent investment
managed a 21.26 percent gain for the year and the     opportunity available
technology and Internet-laden NASDAQ Composite        only through Enterprise."
Index was up a dramatic 86.81 percent, the NASDAQ's   -------------------------
highest single return year ever and a record gain for a U.S. stock index as reported by The Wall Street
Journal. According to Lipper Inc., the average diversified U.S. stock fund posted a total return of
27.11 percent. On the fixed-income side, Lipper reported that the average general domestic taxable fixed-income fund gained 0.45 percent.

     For The Enterprise Group of Funds, 1999 brought continued success, both in investment returns and in our continuing evolution as a rapidly growing, nationally recognized, mutual fund family. Enterprise continues to be one of the nation's fastest growing fund companies.(1) Enterprise ranked 44th out of all 672 fund complexes based on net equity sales.(2) The addition of the Enterprise Multi-Cap Growth and Internet Funds, both managed by Fred Alger Management, Inc., has provided our shareholders with new aggressive investment options in the technology and Internet sectors, while the Enterprise Balanced Fund, managed by Montag & Caldwell, Inc., has further broadened our investment spectrum to include a fund for investors seeking a mix of equity and fixed-income investments.

     In addition to enhancing our menu of investment options, Enterprise made manager changes where we believe our shareholders would benefit. Effective April 1,Vontobel USA Inc. was named manager of the Enterprise International Growth Fund. In November, Marsico Capital Management, LLC was selected to manage Enterprise Capital Appreciation, and TCW Investment Management Co. became fund manager for the Enterprise Equity Fund. We also added Sanford C. Bernstein & Co., Inc. to co-manage the Enterprise Managed Fund with OpCap Advisors. In each case, Enterprise was not only looking to add investment management firms we identified to be exceptional in each specific


                      THE ENTERPRISE Group of Funds, Inc.
2
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investment category, but also to augment a very important "value-added" feature of our firm. By structuring each fund to incorporate what we believe to be the best of each manager's investment talents, we provide our shareholders an excellent investment opportunity available only through Enterprise.

     If you have not already visited the Enterprise Web site at www.enterprisefunds.com, please do so. Our Web site is an excellent vehicle for us to share information with you, our shareholders. On the site, you have access to your personal account information, educational material, as well as to details on our funds including daily performance results. We believe you will find this information helpful. Of course, we will continue to explore additional ways in which we can employ technology to better serve your needs.

     The Enterprise Group of Funds provides a level of professional money management once reserved for only the largest institutional investors. Enterprise's different funds are managed by separate independent asset management firms, each a recognized specialist in its own area of investment expertise. Selected based upon industry reputation and investment track record, each firm is continuously monitored by Enterprise and a national leading consulting firm to ensure that high standards of performance and professionalism continue to be met. Significantly, these firms primarily manage multimillion-dollar portfolios on behalf of corporations, nonprofit organizations and government entities who are able to meet minimum investment requirements of up to $100 million. Collectively, these firms manage more than $275 billion in investment assets. Enterprise's distinctive management strategy provides individual investors the benefits of diversification among multiple asset management firms along with the conveniences of exchange privileges and consolidated statements -- all with a minimum investment of as little as $1,000 per fund.

     As we begin the year, we are also pleased with the special recognition given to us by Financial Research Corporation, one of the nation's leading industry research firms, which listed Enterprise as one of the top five fund families in the industry that they believe are well positioned to continue strong growth in 2000. And Barron's recently cited Enterprise managers as "some of the best and brightest in the money management business."(3) We will continue to provide you with access to these firms -- some of the most accomplished institutional investment firms in the industry.

     Your confidence is our most important asset. We are excited about our ability to provide you the diverse investment choices necessary to meet your investment objectives as we move forward into this new century.



Sincerely,

/s/ Victor Ugolyn


Victor Ugolyn
Chairman, President and Chief Executive Officer



(1) Source: Strategic Insight, an independent financial research firm and Enterprise research. Ranking of long-term, open-end fund families with at least $1 billion in assets under management as of 12/98 based on net sales flow as a percentage of assets for the period 1/99-12/99. Enterprise placed 14th out of 230 fund families, 133 of which reflected positive growth.

(2) Source: Financial Research Corporation, an independent financial research firm and Enterprise research. Ranking of all long-term open-end fund families based on net equity sales for the period 1/99 through 12/99.

(3) Barron's, January 3, 2000.

                      THE ENTERPRISE Group of Funds, Inc.
                                                                               3
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
-------------                                       -------
               Enterprise Multi-Cap Growth Fund
-------------                                       -------

Fred Alger Management, Inc.
New York, New York

Investment Management

Fred Alger Management, Inc., which has approximately $17 billion in assets under management, became the manager of the Fund on July 1, 1999, the Fund's inception date. Alger's normal investment minimum is $5 million.

Investment Objective

Long-term capital appreciation.

Investment Strategies

The Multi-Cap Growth Fund invests primarily in growth stocks. The Fund Manager believes that these companies tend to fall into one of two categories: High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; new products or technologies; restructuring or reorganization; or merger and acquisition. The Fund can leverage, that is, borrow money, to buy additional securities for its portfolio. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased, exceeds the cost of borrowing, including the interest paid on the money borrowed. The Enterprise Multi-Cap Growth Fund seeks long term capital appreciation by investing in companies across all market capitalization ranges.

1999 Performance Review

The birth of the Fund took place at the start of the third quarter, a period during which the market experienced widespread weakness. After peaking in mid-July, the S&P 500 began a downward trend that resulted in a -6.25 percent return for the quarter. Only gains posted in the technology sector helped to buoy the double-digit losses suffered by consumer staples, financials and transportation stocks and prevented the S&P 500 from slipping even further. Heavy losses were evident in other indices in the third quarter, including the S&P MidCap 400 Index, -8.40 percent, and the Russell 2000 Index, -6.64 percent.


A variety of bearish indicators also appeared. On August 24, the Federal Reserve raised both the Fed Funds rate and the discount rate by 0.25 percent. During September, the Dow broke below the key 10,400 support level, the S&P 500 broke below its 200-day moving average line and the advance-decline line continued to be very weak. Technology stocks also finally broke down during the last month of the third quarter, leading the market downward.

After an anemic third quarter, however, domestic equity markets bounced back in vigorous fashion. Growth stocks continued to significantly outperform value stocks, and technology companies persisted as the clear market leaders. And while large cap stocks continued to perform well, their smaller counterparts were the obvious market standouts. Most major equity indices across all market capitalizations generated strong double-digit returns during the final three months of the year, ensuring that 1999 was yet another successful year for stock investors.

1999 was a particularly good year for investors in the Enterprise Multi-Cap Growth Fund. Fortunately, the Fund was well positioned to benefit from the strong performance of certain segments of the market. Management's growth stock philosophy was of great benefit during a year in which value severely underperformed growth.

In addition, the Fund was heavily weighted in technology companies throughout the year. Stocks such as Yahoo!, Microsoft and America Online fueled much of the Fund's gains. Technology stocks were the clear market leaders in 1999, thus making the Fund extremely well positioned for the strong bull market. Specifically, the boom in Internet stocks was of great benefit to the Fund. Exceptional stock picking and a number of superb July IPO allocations also account for the excellent performance.

The total return generated by the Fund was heavily impacted by the inclusion of numerous IPOs during the month of July. Without exception, all of the IPO allocations during July produced positive returns for the Fund. In many cases these returns were exceptionally high, and in many cases large percentages of the IPO allocations were eliminated


                      THE ENTERPRISE Group of Funds, Inc.
4
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

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from the Fund within a day or two of their purchase. Examples of IPO allocations that more than doubled in price and were completely or partially liquidated within two days of purchase include: MP3.com Inc., Gadzoox Networks Inc., and Hoovers Inc.

In total, the IPOs accounted for virtually all of the Fund's gains of 78.6 percent during the month of July in what was otherwise an anemic month for technology stocks. Better than normal IPO allocations for Fred Alger Management and unusually strong IPO performance help to account for the tremendous returns. Also, the relatively small asset size of the Fund during its first month of existence greatly exaggerated the impact of IPOs on performance. The exceptional returns produced by the Fund during the month of July were a one-time anomaly and will be virtually impossible to reproduce.

IPOs did not impact the returns generated by the Fund after July 31, 1999. No new IPOs were added to the Fund after the end of July. Therefore, August, September and fourth quarter return figures are IPO-free.

                         GROWTH OF A $10,000 INVESTMENT

                              [CHART APPEARS HERE]

                Enterprise             S&P          Lipper
                Multi-Cap              500          Multi-Cap
                Growth Fund - A        Index        Core Index
                -----------------      -----        ------------------
7/1/99          9523                   10000        10000
12/31/99        26596                  10770        10918


----------------------------------------------------           ------------------------------------------------------
             Cummulative Total Returns                                             Cummulative Total Returns
           Period ending December 31, 1999                                     Period ending December 31, 1999
Enterprise Multi-Cap Growth Fund-A   7/1/99-12/31/99           Enterprise Multi-Cap Growth Fund B     7/1/99-11/31/99
With Sales Charge                        165.96%               With Sales Charge                          173.45%
Without Sales Charge                     179.26%               Without Sales Charge                       178.45%
S&P 500 Index*                             7.70%               S&P 500 Index*                               7.70%
Lipper Multi-Cap Core Index*               9.18%               Lipper Multi-Cap Core Index*                 9.18%
----------------------------------------------------           ------------------------------------------------------
----------------------------------------------------           ------------------------------------------------------
             Cummulative Total Returns                                             Cummulative Total Returns
           Period ending December 31, 1999                                     Period ending December 31, 1999
Enterprise Multi-Cap Growth Fund-C   7/1/99-12/31/99           Enterprise Multi-Cap Growth Fund Y     7/1/99-11/31/99
With Sales Charge                        177.46%               Cumulative Return                          179.66%
Without Sales Charge                     178.46%               S&P 500 Index*                               7.70%
S&P 500 Index*                             7.70%               Lipper Multi-Cap Core Index*                 9.18%
Lipper Multi-Cap Core Index*               9.18%
----------------------------------------------------           ------------------------------------------------------

The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The Lipper Multi-Cap Core Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Multi-Cap Core Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.



                      THE ENTERPRISE Group of Funds, Inc.
                                                                               5
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Future Investment Strategy

The economy of 2000 is likely to resemble the economy of 1999, but it will probably not grow as rapidly. This is an inevitable by-product of higher interest rates. Despite this, there are factors that may keep the economy moving along at a decent rate: low unemployment, good wage gains, and positive psychology. Inflation may remain subdued as a result of continually increasing productivity and the slowing of economic growth. The flattening of oil prices and the impact of the Internet on pricing may also help subdue inflation.

Interest rates may eventually fall, at some point responding to the slowing economy and the dropping inflation. Presently, interest rates are being held up artificially by concerns about the actions of the Fed. If the Fed lays off, interest rates may drop.

Corporate earnings may not be as strong in 2000 as in 1999. The top-down forecast for S&P earnings is an increase of 10 percent, which is lower than the 14 percent estimated for this year. It would be logical to assume that the market will rise less vigorously as well.

Should market conditions become neutral or favorable, Alger expects that the Multi-Cap Growth Fund may continue to outperform broad market averages. Technology stocks may continue to do well next year, as this is one of the few areas of the economy which is truly booming. Consequently, despite high valuation, rapidly growing companies may remain the best place to invest, with IT companies in the vanguard. Alger's reliance on comprehensive, in-house fundamental research may ensure the Fund remains stocked with the most appealing growth investments.

The views expressed in this report reflect those of the Fund Manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.


                                   [GRAPHIC]


                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.
6
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
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                           Portfolio of Investments
                        ENTERPRISE MULTI-CAP GROWTH FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                                Number
                                              of Shares
                                             or Principal
                                                Amount        Value
Common Stocks -- 90.65%
------------------------------------------------------------------------
Advertising -- 0.39%
------------------------------------------------------------------------
Omnicom Group Inc. ........................     4,000      $   400,000
Broadcasting -- 4.79%
------------------------------------------------------------------------
AT&T Corporation - Liberty Media
  Group (a) ...............................    18,400        1,044,200
Clear Channel Communications Inc. (a)          25,500        2,275,875
Echostar Communications Corporation
  (Class A) (a) ...........................    16,800        1,638,000
                                                           -----------
                                                             4,958,075
Cable -- 1.81%
------------------------------------------------------------------------
Cablevision Systems Corporation
  (Class A) (a) ...........................     5,800          437,900
Comcast Corporation (a) ...................    18,650          942,991
Cox Communications Inc. (Class A) (a)           9,600          494,400
                                                           -----------
                                                             1,875,291
Communications -- 2.02%
------------------------------------------------------------------------
Brocade Communications Systems Inc.
  (a) .....................................    11,800        2,088,600
Computer Hardware -- 3.52%
------------------------------------------------------------------------
Cisco Systems Inc. (a) ....................    16,300        1,746,137
Dell Computer Corporation (a) .............    18,600          948,600
Intel Corporation .........................    11,500          946,594
                                                           -----------
                                                             3,641,331
Computer Services -- 20.68%
------------------------------------------------------------------------
America Online Inc. (a) ...................    62,600        4,722,387
Ariba Inc. (a) ............................    21,200        3,760,350
ASM Lithography Holdings (a) ..............     3,800          432,250
At Home Corporation (a) ...................    28,350        1,215,506
CNET Inc. (a) .............................    18,200        1,032,850
Digital Islands (a) .......................    10,400          989,300
Sun Microsystems Inc. (a) .................    23,800        1,843,013
VeriSign Inc. (a) .........................    13,800        2,634,937
Yahoo! Inc. (a) ...........................    11,067        4,788,553
                                                           -----------
                                                            21,419,146
Computer Software -- 11.04%
------------------------------------------------------------------------
Exodus Communications Inc. (a) ............    41,200        3,659,075
Legato Systems Inc. (a) ...................    13,800          949,612
Microsoft Corporation (a) .................    28,500        3,327,375
RealNetworks Inc. (a) .....................     3,600          433,125
Vignette Corporation (a) ..................    18,800        3,064,400
                                                           -----------
                                                            11,433,587
Electrical Equipment -- 0.59%
------------------------------------------------------------------------
Teradyne Inc. (a) .........................     9,300          613,800
Electronics -- 10.07%
------------------------------------------------------------------------
Altera Corporation (a) ....................    24,600        1,219,238
Applied Micro Circuits Corporation (a)         15,400        1,959,650
Broadcom Corporation (Class A) (a) ........     7,400        2,015,575

                                                Number
                                              of Shares
                                             or Principal
                                                Amount        Value
Conexant Systems Inc. (a) .................    26,900      $ 1,785,487
PMC-Sierra Inc. (a) .......................    12,400        1,987,875
SDL Inc. (a) ..............................     6,700        1,460,600
                                                           -----------
                                                            10,428,425
Energy -- 0.79%
------------------------------------------------------------------------
Calpine Corporation (a) ...................    12,800          819,200
Finance -- 0.40%
------------------------------------------------------------------------
Morgan Stanley Dean Witter &
  Company .................................     2,900          413,975
Machinery -- 0.26%
------------------------------------------------------------------------
Applied Materials Inc. (a) ................     2,100          266,044
Manufacturing -- 0.86%
------------------------------------------------------------------------
Corning Inc. ..............................     6,900          889,669
Medical Instruments -- 1.33%
------------------------------------------------------------------------
Affymetrix Inc. (a) .......................     8,100        1,374,469
Medical Services -- 0.90%
------------------------------------------------------------------------
Biogen Inc. (a) ...........................    11,100          937,950
Misc. Financial Services -- 2.02%
------------------------------------------------------------------------
American Express Company ..................     6,450        1,072,312
Citigroup Inc. ............................    18,400        1,022,350
                                                           -----------
                                                             2,094,662
Multi-Line Insurance -- 0.22%
------------------------------------------------------------------------
American International Group Inc. .........     2,100          227,063
Oil Services -- 2.25%
------------------------------------------------------------------------
BJ Services Company (a) ...................    13,600          568,650
Halliburton Company .......................    29,450        1,185,362
Nabors Industries Inc. (a) ................    18,600          575,438
                                                           -----------
                                                             2,329,450
Pharmaceuticals -- 5.65%
------------------------------------------------------------------------
Abgenix Inc. (a) ..........................     7,600        1,007,000
Amgen Inc. (a) ............................    34,600        2,078,162
MedImmune Inc. (a) ........................     3,600          597,150
Protein Design Labs Inc. (a) ..............    17,700        1,239,000
Warner-Lambert Company ....................    11,400          934,088
                                                            -----------
                                                             5,855,400
Retail -- 5.78%
------------------------------------------------------------------------
Amazon.com Inc. (a) .......................    11,100          844,988
Costco Wholesale Corporation (a) ..........     3,500          319,375
eBay Inc. (a) .............................    20,200        2,528,787
Home Depot Inc. ...........................    26,250        1,799,766
Wal-Mart Stores Inc. ......................     7,200          497,700
                                                           -----------
                                                             5,990,616
Technology -- 2.64%
------------------------------------------------------------------------
Linear Technology Corporation .............    13,600          973,250
Texas Instruments Inc. ....................     3,900          377,812
Xilinx Inc. (a) ...........................    30,400        1,382,250
                                                           -----------
                                                             2,733,312

                      THE ENTERPRISE Group of Funds, Inc.
                                                                               7
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
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                    Portfolio of Investments -- (Continued)
                        ENTERPRISE MULTI-CAP GROWTH FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                              Number
                                            of Shares
                                           or Principal
                                              Amount          Value
Telecommunications -- 7.06%
-------------------------------------------------------------------------
Efficient Networks Inc. (a) ............     17,200       $  1,169,600
Global TeleSystems Group Inc. (a) ......     29,800          1,031,825
Lucent Technologies Inc. ...............     15,800          1,182,038
MCI WorldCom Inc. (a) ..................     14,850            787,978
McLeodUSA Inc. (a) .....................      9,800            576,975
QUALCOMM Inc. (a) ......................      6,800          1,197,650
Sprint Corporation .....................      5,600            376,950
Sycamore Networks Inc. (a) .............      3,200            985,600
                                                          ------------
                                                             7,308,616
Wireless Communications -- 5.58%
-------------------------------------------------------------------------
Digital Microwave Corporation (a) ......     28,000            656,250
Motorola Inc. ..........................     10,100          1,487,225
Nextel Communications Inc. (Class A)
  (a) ..................................     18,900          1,949,062
Nokia Corporation (ADR) ................      4,450            845,500
Sprint PCS (a) .........................      8,200            840,500
                                                          ------------
                                                             5,778,537
                                                          ------------
Total Common Stocks
(Identified cost $67,636,021).........................      93,877,218
--------------------------------------------------------  ------------
Commercial Paper -- 7.80%
-------------------------------------------------------------------------
AES Hawaii Inc. 6.60% due 01/12/00 ..... $1,700,000          1,696,572
Austra Corporation Asset Collateral,
  7.07% due 01/10/00 ...................  1,900,000          1,896,642
Merrill Lynch & Company Inc. 5.55%
  due 01/27/00 .........................  3,000,000          2,987,975
Textron lnc. 6.90% due 01/14/00 ........  1,500,000          1,496,262
                                                          ------------
Total Commercial Paper
(Identified cost $8,077,451)..........................       8,077,451
--------------------------------------------------------  ------------
                                              Number
                                            of Shares
                                           or Principal
                                              Amount          Value
Repurchase Agreement -- 2.41%
-------------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 2.50% due 01/03/00
  Collateral: U.S. Treasury Note
  $2,500,000, 6.25% due 02/15/03,
  Value $2,609,018 ..................... $2,497,000       $  2,497,000
                                                          ------------
Total Repurchase Agreement
(Identified cost $2,497,000).........................        2,497,000
-------------------------------------------------------------------------

Total Investments
(Identified cost $78,210,472)........................     $104,451,669

Other Assets Less Liabilities -- (0.86)% ............         (886,035)

Net Assets -- 100% ..................................     $103,565,634
-------------------------------------------------------------------------

(a) Non-income producing securities.
(ADR) American Depository Receipt.


See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
8
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
-------                                       -------------
        Enterprise Small Company Growth Fund
-------                                       -------------


William D. Witter, Inc.
New York, New York

Investment Management

William D. Witter, Inc., which has approximately $1.4 billion in assets under management, became manager of the Fund on September 2, 1998. Witter's normal investment minimum for a separate account is $1 million.

Investment Objective

The objective of the Enterprise Small Company Growth Fund is to seek capital appreciation.

Investment Strategies

The Small Company Growth Fund invests primarily in common stocks of small capitalization companies with above-average growth characteristics that are reasonably valued. The Fund Manager uses a disciplined approach in evaluating growth companies. It relates the expected growth rate in earnings to the price-earnings ratio of the stock. Generally, the Fund Manager will not buy a stock if its price-earnings ratio exceeds its growth rate. By using this valuation parameter, the Fund Manager believes it moderates some of the inherent volatility in the small capitalization sector of the market. Securities will be sold when the Fund Manager believes the stock price exceeds the valuation criteria, or when the stock appreciates to a point where it is substantially over-weighted in the Fund, or when the company no longer meets expectations. The Fund Manager's goal is to hold a stock for a minimum of one year but this may not always be feasible and there may be times when short-term gains or losses will be realized.

1999 Performance Review

In 1999, concentrating on equities of growing companies was a successful strategy. Regardless of capitalization sector, growth securities achieved better results than those of the core or value classifications.

"At a reasonable price" is subject to a variety of interpretations. Witter defines the phrase as meaning equities whose price/earnings ratios, based on forward earnings, are less than their projected growth rates. In 1999, this interpretation restrained the results. Many of the best performing equities were Internet-related and others that had limited revenues and no immediate prospects for earnings. In fact, the highest achiever of the equities in the Fund was Intranet Solutions, Inc., an exception to Witter's basic approach. The company was founded in 1990 and was originally a systems integration and consulting firm in Eden Prairie, MN. Recently it acquired software that allows information to move directly from a PC to the Internet. This system avoids writing additional code for entry into a server and saves both time and money. The company's revenues are less than $20 million and it is projected to earn $0.12 per share for the March 2000 fiscal year. The stock was purchased between $7.25 and $7.50 per share in August 1999 and ended the year at $37 per share.

The practice of concentrating on companies with strong financials was a positive contributor. Portfolio turnover was 62 percent in 1999. In view of the volatility that existed, greater transaction activity may have added to the return. Such an approach, however, would have increased long-term capital gains.

With the exception of the second quarter in which GDP expanded at a 1.8 percent annualized rate, the economy grew at a 4 percent-plus pace. Except for industrial capacity, most components of the economy were being utilized at levels that were expected to increase inflation. In addition, concerns developed that global demand would rise too rapidly. Consequently, interest rates moved higher. For example, the yield on five-year maturity U.S. Treasuries, which started the year at 4.55 percent, was at 6.49 percent on December 31. With the exception of the transportation sector commitments such as Alaska Air, higher borrowing costs had only minor effects on the underlying earnings of the holdings.

Another significant macro-economic trend during the period was the rise in capital spending with particular emphasis on equipment and software. Following a
15.8 percent increase in these components in 1998, in 1999 these expenditures were estimated to have increased between 12 and 13 percent. Throughout the year, technology (defined broadly) represented the largest single component of the Fund. As of December 31, the combination of computer services and software, electronics, and the technology sub-component accounted for 46.5 percent of the Fund. In addition to the particularly positive performance of Intranet Solutions, Applied Science & Technology, Cymer Inc., and Exchange Applications produced returns of 224 percent, 214 percent, and 108 percent, respectively.


                      THE ENTERPRISE Group of Funds, Inc.
                                                                               9
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Other key contributors to the results were medical device companies such as Cytyc Corp., Candela Corp., and Aurora Biosciences. Less dramatic but meaningful advances were achieved by companies in unrelated areas such as AstroPower, a producer of solar energy products, Charles River Associates, an economic consulting firm, and Ryanair Holdings, a Dublin based discount airline growing at 20 to 25 percent per year.

Equities that negatively impacted the Fund's return included the transportation sector positions, with the exception of Ryanair Holdings, and companies that experienced what Witter believes and hope to be temporary interruptions of their fundamental growth. This group includes Catalytica, Inc., whose North Carolina pharmaceutical production facilities were impacted by Hurricane Floyd. Another example was Theragenics Corporation, whose revenue and earnings momentum was affected by its outsourcing its marketing function to Johnson & Johnson. Other issues whose performance was below average included non-technology companies like On Assignment, Inc., a staffing specialist, whose 18X price/earnings ratio is less than its past and projected earnings growth rate of 20 percent plus. Investors simply had limited interest in this type of holding.

                         GROWTH OF A $10,000 INVESTMENT

                              [CHART APPEARS HERE]

                Enterprise        Russell         Lipper
                Small Company     2000            Small Cap
                Growth Fund - A   Index           Growth Index
                ----------        -----           ------------
7/31/97         9524              10000           10000
1997            9182              10610           10078
1998            8809              10338           10175
1999            13058             12536           16400


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE SMALL COMPANY GROWTH FUND - A      ONE YEAR       7/31/97-12/31/99
With Sales Charge                                41.17%           11.66%
Without Sales Charge                             48.22%           13.93%
Russell 2000 Index*                              21.26%            9.80%
Lipper Small Cap Growth Index*                   61.17%           22.69%



                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE SMALL COMPANY GROWTH FUND - B      ONE YEAR       7/31/97-12/31/99
With Sales Charge                                42.40%           11.64%
Without Sales Charge                             47.40%           13.04%
Russell 2000 Index*                              21.26%            9.80%
Lipper Small Cap Growth Index*                   61.17%           22.69%



                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE SMALL COMPANY GROWTH FUND - C       ONE YEAR       7/31/97-12/31/99
With Sales Charge                                46.37%           13.20%
Without Sales Charge                             47.37%           13.20%
Russell 2000 Index*                              21.26%            9.80%
Lipper Small Cap Growth Index*                   61.17%           22.69%


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

                                              ONE YEAR    FIVE YEAR    5/31/91-12/31/99
ENTERPRISE SMALL COMPANY GROWTH FUND - Y        48.82%     22.94%          21.91%
Russell 2000 Index*                             21.26%     16.69%          14.59%
Lipper Small Cap Growth Index*                  61.17%     23.66%          18.21%

The performance of Classes B,C and Y will vary from the performance of Class A as shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The Russell 2000 is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. The Lipper Small-Cap Growth Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Small-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.



                      THE ENTERPRISE Group of Funds, Inc.
10
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Future Investment Strategy

As the current economic expansion is about to become the longest advance in U.S. history, there appears to be no significant imbalances that may cause a recession. The focus of businesses on productivity improvement has been visible and is projected to continue. Consequently, opportunities for new technology products and services will be present over the near and intermediate terms. The combination of Federal policy and the concerns about inflation by fixed-income investors will regulate economic growth but not destroy it.

Valuation levels of common stocks have been uneven and are expected to continue to be so. The prospects of rapid growth attract funds and moderate growth attracts only moderate interest.

Witter shall continue to use 25 percent as a minimum return expectation for all new purchases. While long-term capital appreciation is the Fund's goal, in view of the volatility that persists, reductions of successful holdings following sharp price increases may be made.

Small companies as a class produced good relative performance in the last nine months of the year. The Russell and S&P returns were 26.3 percent and 15.5 percent, respectively. Witter believes this trend may continue and that a larger number of small capitalization issues will participate.

The views expressed in this report reflect those of the Fund Manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.



                                   [GRAPHIC]




                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.
                                                                              11
--------------------------------------------------------------------------------

                           Portfolio of Investments
                      ENTERPRISE SMALL COMPANY GROWTH FUND
                               December 31, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              Number
                                            of Shares
                                           or Principal
                                              Amount         Value
Common Stocks -- 92.77%
-----------------------------------------------------------------------
Aerospace -- 0.88%
-----------------------------------------------------------------------
AAR Corporation .........................      26,000    $   466,375
Business Services -- 10.50%
-----------------------------------------------------------------------
Charles River Associates Inc. (a) .......      44,000      1,474,000
Labor Ready Inc. (a) ....................      72,750        882,094
Maximus Inc. (a) ........................      53,750      1,824,140
Object Design Inc. (a) ..................      30,000        435,000
On Assignment Inc. (a) ..................      31,000        926,125
                                                         -----------
                                                           5,541,359
Computer Services -- 11.58%
-----------------------------------------------------------------------
Integral Systems Inc. Maryland (a) ......      36,600      1,614,975
Kronos Inc. (a) .........................      25,800      1,548,000
Mapinfo Corporation (a) .................      54,600      2,006,550
National Computer Systems Inc. ..........      25,000        940,625
                                                         -----------
                                                           6,110,150
Computer Software -- 15.07%
-----------------------------------------------------------------------
Exchange Applications Software (a) ......      20,400      1,139,850
Intranet Solutions Inc. (a) .............      28,000      1,036,000
Legato Systems Inc. (a) .................      33,000      2,270,812
Pervasive Software Inc. (a) .............      80,000      1,355,000
Sterling Software Inc. (a) ..............      32,000      1,008,000
Timberline Software Corporation .........      36,000        483,750
Wind River Systems Inc. (a) .............      18,000        659,250
                                                         -----------
                                                           7,952,662
Electronics -- 13.89%
-----------------------------------------------------------------------
Applied Science & Technology Inc. (a) ...      79,000      2,625,515
Cymer Inc. (a) ..........................      39,300      1,807,800
Nanometrics Inc. (a) ....................      56,800      1,143,100
Veeco Instruments Inc. (a) ..............      37,500      1,755,469
                                                         -----------
                                                           7,331,884
Manufacturing -- 7.12%
-----------------------------------------------------------------------
Astropower Inc. (a) .....................      95,800      1,341,200
Mueller Industries Inc. (a) .............      13,000        471,250
PRI Automation Inc. (a) .................      29,000      1,946,625
                                                         -----------
                                                           3,759,075
Medical Instruments -- 12.00%
-----------------------------------------------------------------------
Candela Corporation (a) .................     112,500      2,095,312
Cytyc Corporation (a) ...................      31,600      1,929,575
Staar Surgical Company (a) ..............      55,000        536,250
Theragenics Corporation (a) .............      80,000        725,000
Varian Medical Systems Inc. (a) .........      35,000      1,043,438
                                                         -----------
                                                           6,329,575
Medical Services -- 1.86%
-----------------------------------------------------------------------
Impath Inc. (a) .........................      38,600        981,888
Security & Investigation Services -- 1.46%
-----------------------------------------------------------------------
Barringer Technologies Inc. (a) .........     126,100        772,363


                                              Number
                                            of Shares
                                           or Principal
                                              Amount         Value
Technology -- 6.01%
-----------------------------------------------------------------------
Aurora Bioscience Corporation (a) .......      73,000    $ 1,934,500
Catalytica Inc. (a) .....................      91,250      1,237,578
                                                         -----------
                                                           3,172,078
Transportation -- 10.82%
-----------------------------------------------------------------------
Alaska Air Group Inc. (a) ...............      23,000        807,875
Amtran Inc. (a) .........................      41,000        794,375
Atlas Air Inc. (a) ......................      49,000      1,344,437
Ryanair Holdings (ADR) (a) ..............      31,000      1,708,875
Sea Containers Ltd. (Class A) ...........      39,500      1,051,688
                                                         -----------
                                                           5,707,250
Travel/Entertainment/Leisure -- 1.58%
-----------------------------------------------------------------------
Polaris Industries Inc. .................      23,000        833,750
                                                         -----------
Total Common Stocks
(Identified cost $32,168,223)............                 48,958,409
-----------------------------------------------------------------------

Commercial Paper -- 5.03%
-----------------------------------------------------------------------
Laclede Gas Company 4.35% due
  01/05/00 ..............................   $312,000         311,849
Peoples Energy Corporation 5.10% due
  01/04/00 ..............................  2,342,000       2,341,005
                                                         -----------
Total Commercial Paper
(Identified cost $2,652,854 )............                  2,652,854
-----------------------------------------------------------------------

                                                         -----------
Total Investments
(Identified cost $34,821,077 )............               $51,611,263

Other Assets Less Liabilities -- 2.20% ...                 1,161,116
                                                         -----------
Net Assets -- 100% ........................              $52,772,379
-----------------------------------------------------------------------

(a) Non-income producing security.
(ADR) American Depository Receipt.


See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
12
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-------                                                            -------------
                      Enterprise Small Company Value Fund
-------                                                            -------------

Gabelli Asset Management Company
Rye, New York


Investment Management

Gabelli Asset Management Company, which manages approximately $9 billion for institutional clients and whose normal investment minimum is $1 million, became manager of the Fund on July 1, 1996.


Investment Objective

The objective of the Enterprise Small Company Value Fund is to seek maximum capital appreciation.


Investment Strategies

The Small Company Value Fund invests primarily in common stocks of small capitalization companies that the Fund Manager believes are undervalued -- that is, the stock's market price does not fully reflect the company's value. The Fund Manager uses a proprietary research technique to determine which stocks have a market price that is less than the "private market value" or what an investor would pay for the company. The Fund Manager then determines whether there is an emerging valuation catalyst that will focus investor attention on the underlying assets of the company and increase the market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.


1999 Performance Review

It was a narrow market, as the NASDAQ zipped up over 80 percent, yet there were near equal returns for the top companies in the S&P 500 and Wilshire 5000. However, investors still had distinct biases. Large-cap stocks represented by the S&P 500 and Dow Jones Industrial Average continued to outperform the small-cap stocks in the Russell 2000, albeit by a smaller margin than in recent years. Growth stocks continued to outpace value stocks. Once again, the majority of stocks appeared to walk through knee high mud, as is reflected in the broad based, non-cap weighted Value Line Composite's -3.7 percent decline. Technology stocks continued to lead the market.

The Russell 2000 exploded at year-end. Small-cap stocks had substantially underperformed large-caps. This trend is beginning to reverse, partly driven by low valuations.

The Fund's 1999 return includes the excellent performance of telecommunications, cable television and entertainment stocks. It also benefited from a strong rally by small group broadcasters following further deregulation in the broadcast industry. Finally, takeovers continued to add positively to performance.

For the year, the top Fund performers included Omnipoint Corporation, TCI Satellite Entertainment, Inc., Leap Wireless International, Inc., Aerial Communications, Inc., and ValueVision International, Inc. TCI Satellite Entertainment benefited from the Satellite Television Home Viewers Act signed on November 29. The new law allows satellite television companies to include local broadcasters in their services. Aerial Communications and Omnipoint are being bought by Voice Stream Wireless.

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              13
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         GROWTH OF A $10,000 INVESTMENT

                              [CHART APPEARS HERE]

           Enterprise                       Lipper
           Small Company  Russell           Small Cap
           Value          2000              Value
           Fund - A       Index             Index
           ----------     ---------------   ------------------
10/1/93    9523           10000             10000
12/31/93   10087          10262             10347
1994       10121          10075             10273
1995       11061          12940             12473
1996       12309          15074             14995
1997       17755          18446             19314
1998       18669          17974             18018
1999       21681          21796             18256


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE SMALL COMPANY VALUE FUND - A      ONE YEAR      FIVE YEAR   10/1/93-12/31/99
With Sales Charge                                10.68%       15.32%       13.18%
Without Sales Charge                             16.13%       16.46%       14.06%
Russell 2000 Index*                              21.26%       16.69%       13.27%
Lipper Small Cap Growth Index*                    1.32%       12.18%       10.11%

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE SMALL COMPANY GROWTH FUND - B      ONE YEAR       5/1/95-12/31/99
With Sales Charge                                10.47%           16.28%
Without Sales Charge                             15.47%           16.53%
Russell 2000 Index*                              21.26%           16.30%
Lipper Small Cap Growth Index*                    1.32%           11.38%



                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE SMALL COMPANY GROWTH FUND - C       ONE YEAR       5/1/97-12/31/99
With Sales Charge                                14.42%           20.16%
Without Sales Charge                             15.42%           20.16%
Russell 2000 Index*                              21.26%           17.01%
Lipper Small Cap Growth Index*                    1.32%            7.73%


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

                                              ONE YEAR     5/31/95-12/31/99
ENTERPRISE SMALL COMPANY GROWTH FUND - Y        16.60%        17.64%
Russell 2000 Index*                             21.26%        16.16%
Lipper Small Cap Growth Index*                   1.32%        12.87%

The performance of Classes B,C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The Russell 2000 is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. The Lipper Small-Cap Value Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Small Cap Value Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.



Future Investment Strategy

America is the world's undisputed economic heavyweight champion. World class industrial companies have revitalized the manufacturing sector of the economy and American semiconductor, computer and software firms are global leaders in the information age. American ingenuity is creating jobs. Job creation is not without some pain and uncertainty. Inflation is running at around 3 percent and long interest rates are around 6.5 percent.

Today, this market mechanism allocates capital from "bricks and mortars" to "clicks and mortars." However, as in other periods of time, speculative excesses can end in bubbles that burst. While this time it is different, it is still the same. The U.S. economy and our lives will be forever changed by the Internet. There is no looking back. However, valuations in many companies have overshot their mark. In others, they have been woefully ignored.

While the overall market has no margin of safety, there are still lots of bargains in the small cap arena. As value managers, Gabelli's application of analytical principles results in a focus on economic and stock market sectors that are ignored. Gabelli will continue to use its research to ferret out undervalued stocks. Gabelli expects to be in front of companies that either are the subject of takeovers or are likely to go through a form of financial engineering.

The views expressed in this report reflect those of the Fund Manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.


                      THE ENTERPRISE Group of Funds, Inc.
14
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PORTFOLIO OF INVESTMENTS
                      ENTERPRISE SMALL COMPANY VALUE FUND
                               December 31, 1999
--------------------------------------------------------------------------------





                                                                                 Number
                                                                                of Shares
                                                                              or Principal
                                                                                 Amount               Value
Common Stocks -- 91.95%
--------------------------------------------------------------------------------------------------------------------
Advertising -- 0.99%
--------------------------------------------------------------------------------------------------------------------
Ackerley Group Inc. ....................................................   130,000              $2,356,250
BOWLIN Outdoor Advertising &
  Travel Center Inc. (a) ...............................................    60,000                 315,000
                                                                                                ----------
                                                                                                 2,671,250
Aerospace -- 4.03%
--------------------------------------------------------------------------------------------------------------------
AAR Corporation ........................................................    36,000                 645,750
Ametek Inc. ............................................................    55,000               1,048,437
Curtiss-Wright Corporation .............................................    28,000               1,032,500
GenCorp Inc. ...........................................................   250,000               2,468,750
Kaman Corporation (Class A) ............................................    73,000                 939,875
Moog Inc. (Class A) (a) ................................................    17,000                 459,000
Sequa Corporation (Class A) (a) ........................................    19,000               1,024,813
Sequa Corporation (Class B) (a) ........................................    25,400               1,524,000
SPS Technologies Inc. (a) ..............................................    54,000               1,724,625
                                                                                                ----------
                                                                                                10,867,750
Apparel & Textiles -- 0.03%
--------------------------------------------------------------------------------------------------------------------
Carlyle Industries Inc. (a) ............................................   150,000                  93,750
Automotive -- 6.26%
--------------------------------------------------------------------------------------------------------------------
A. O. Smith Corporation ................................................    15,000                 328,125
A. O. Smith Corporation (Class A) ......................................     5,000                 103,750
Borg-Warner Automotive Inc. ............................................    33,000               1,336,500
Clarcor Inc. ...........................................................    60,000               1,080,000
Earl Scheib Inc. (a) ...................................................    85,000                 249,687
Federal-Mogul Corporation ..............................................    41,000                 825,125
Genuine Parts Company ..................................................     3,000                  74,438
Lund International Holdings Inc. (a) ...................................    30,000                 176,250
Midas Inc. .............................................................    56,000               1,225,000
Modine Manufacturing Company ...........................................   107,000               2,675,000
Navistar International Corporation (a) .................................    30,000               1,421,250
Standard Motor Products Inc. ...........................................   120,000               1,935,000
Superior Industries International Inc. .................................    82,000               2,198,625
Tenneco Automotive Inc. ................................................   200,000               1,862,500
Wynns International Inc. ...............................................    98,326               1,388,855
                                                                                                ----------
                                                                                                16,880,105
Broadcasting -- 9.64%
--------------------------------------------------------------------------------------------------------------------
BHC Communications Inc. (Class A)
  (a) ..................................................................    13,500               2,160,000
Chris-Craft Industries Inc. (a) ........................................    98,000               7,068,250
Fisher Companies Inc. ..................................................    30,000               1,852,500
Granite Broadcasting Corporation (a) ...................................   146,000               1,478,250
Gray Communications Systems Inc. .......................................    38,150                 674,778
Gray Communications Systems Inc.
  (Class B) ............................................................    35,000                 472,500
Paxson Communications Corporation (a)                                      113,000               1,348,938
United Television Inc. .................................................    46,500               6,300,750
UnitedGlobalCom Inc. (a) ...............................................    14,000                 988,750
USA Networks Inc. (a) ..................................................    55,000               3,038,750
Young Broadcasting Inc. (a) ............................................    12,000                 612,000
                                                                                                ----------
                                                                                                25,995,466


                                                                                 Number
                                                                                of Shares
                                                                              or Principal
                                                                                 Amount               Value
Building & Construction -- 0.22%
--------------------------------------------------------------------------------------------------------------------
Core Materials Corporation (a) .........................................   190,000              $  439,375
Huttig Building Products Inc. (a) ......................................    30,001                 148,129
                                                                                                ----------
                                                                                                   587,504
Business Services -- 0.61%
--------------------------------------------------------------------------------------------------------------------
Nashua Corporation (a) .................................................   100,000                 750,000
National Processing Inc. (a) ...........................................   100,000                 887,500
                                                                                                ----------
                                                                                                 1,637,500
Cable -- 4.20%
--------------------------------------------------------------------------------------------------------------------
Cablevision Systems Corporation
  (Class A) (a) ........................................................    72,000               5,436,000
Lamson & Sessions Company (a) ..........................................    30,000                 146,250
Mercom Inc. (a) (d) ....................................................   135,000               1,620,000
Rogers Communications Inc. (Class B)
  (a) ..................................................................   150,000               3,712,500
TCI Satellite Entertainment Inc.
  (Class A) (a) ........................................................    25,000                 400,000
                                                                                                ----------
                                                                                                11,314,750
Chemicals -- 1.62%
--------------------------------------------------------------------------------------------------------------------
Church & Dwight Company Inc. ...........................................    15,000                 400,312
Ferro Corporation ......................................................    85,000               1,870,000
OMNOVA Solutions Inc. ..................................................   160,000               1,240,000
Sybron Chemicals Inc. (a) ..............................................    72,000                 846,000
                                                                                                ----------
                                                                                                 4,356,312
Communications -- 0.02%
--------------------------------------------------------------------------------------------------------------------
Western Wireless Corporation (a) .......................................     1,000                  66,750
Computer Hardware -- 0.00%
--------------------------------------------------------------------------------------------------------------------
Cerion Technologies Inc. (a) (d) .......................................   120,000                      --
Computer Services -- 0.05%
--------------------------------------------------------------------------------------------------------------------
Tyler Technologies Inc. (a) ............................................    25,000                 137,500
Computer Software -- 0.31%
--------------------------------------------------------------------------------------------------------------------
BARRA Inc. (a) .........................................................    10,000                 317,500
Xionics Document Technologies Inc. (a)                                      50,000                 521,875
                                                                                                ----------
                                                                                                   839,375
Consumer Durables -- 0.57%
--------------------------------------------------------------------------------------------------------------------
Dana Corporation .......................................................     3,000                  89,813
Hussmann International Inc. ............................................    90,000               1,355,625
Noel Group Units (a) (f) ...............................................    15,000                   6,000
Noel Group Liquidating Trust Units (a)
  (f) ..................................................................    15,000                  10,500
Oneida Ltd. ............................................................     3,500                  76,125
                                                                                                ----------
                                                                                                 1,538,063
Consumer Products -- 0.12%
--------------------------------------------------------------------------------------------------------------------
ARC International Corporation (a) ......................................    26,000                  19,500
Mikasa Inc. ............................................................    30,000                 301,875
                                                                                                ----------
                                                                                                   321,375

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              15
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                      ENTERPRISE SMALL COMPANY VALUE FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                                                                   Number
                                                                                  of Shares
                                                                                or Principal
                                                                                   Amount               Value
Consumer Services -- 0.46%
----------------------------------------------------------------------------------------------------------------------
Berlitz International Inc. (a) ...........................................     38,000             $  653,125
ITT Educational Services Inc. (a) ........................................     35,000                540,313
Loewen Group Inc. (ADR) (a) ..............................................    100,000                 43,750
                                                                                                  ----------
                                                                                                   1,237,188
Electrical Equipment -- 2.86%
----------------------------------------------------------------------------------------------------------------------
Ampco-Pittsburgh Corporation .............................................    57,000                 577,125
Donaldson Company Inc. ...................................................    15,000                 360,938
Oak Technology Inc. (a) ..................................................   245,000               2,312,187
Selas Corporation of America .............................................    70,000                 468,125
SL Industries Inc. .......................................................   102,000               1,185,750
Thomas Industries Inc. ...................................................    50,000               1,021,875
UCAR International Inc. (a) ..............................................   100,000               1,781,250
                                                                                                  ----------
                                                                                                   7,707,250
Electronics -- 1.35%
----------------------------------------------------------------------------------------------------------------------
CTS Corporation ..........................................................     8,000                 603,000
Power-One Inc. (a) .......................................................     1,000                  45,812
Watkins-Johnson Company ..................................................    75,000               3,000,000
                                                                                                  ----------
                                                                                                   3,648,812
Entertainment & Leisure -- 4.96%
----------------------------------------------------------------------------------------------------------------------
Ascent Entertainment Group Inc. (a) ......................................   100,000               1,268,750
Bull Run Corporation (a) .................................................   100,000                 587,500
Gaylord Entertainment Company ............................................   135,000               4,041,562
GC Companies Inc. (a) ....................................................   110,000               2,846,250
Hearst-Argyle Television Inc. (a) ........................................    12,000                 319,500
Jackpot Enterprises Inc. (a) .............................................    75,000                 623,438
Players International Inc. (a) ...........................................    10,000                  82,188
Sinclair Broadcast Group Inc. (a) ........................................    90,000               1,098,281
TV Guide Inc. (Class A) (a) ..............................................    58,000               2,494,000
                                                                                                  ----------
                                                                                                  13,361,469
Finance -- 0.79%
----------------------------------------------------------------------------------------------------------------------
Advest Group Inc. ........................................................    35,000                 643,125
Century Business Services Inc. (a) .......................................    17,000                 143,437
Pioneer Group Inc. (a) ...................................................    85,000               1,338,750
                                                                                                  ----------
                                                                                                   2,125,312
Food & Beverages & Tobacco -- 4.16%
----------------------------------------------------------------------------------------------------------------------
Ben & Jerry's Homemade Inc. (a) ..........................................    32,000                 796,000
Buenos Aires Embotelladora
  (ADR) (a) (d) ..........................................................    22,794                      --
Celestial Seasonings Inc. (a) ............................................   112,000               2,084,250
Eskimo Pie Corporation ...................................................    10,000                  73,750
General Cigar Holdings Inc. (Class A)
  (a) ....................................................................   340,000               2,826,250
General Cigar Holdings Inc. (Class B)
  (a) ....................................................................     8,000                  64,000
Ingles Markets Inc. (Class A) ............................................    80,000                 890,000
J & J Snack Foods Corporation (a) ........................................    25,000                 512,500
PepsiAmericas Inc. (a) ...................................................   125,000                 468,750
Ralcorp Holdings Inc. (a) ................................................    45,000                 897,187
Rexall Sundown Inc. (a) ..................................................    20,000                 206,250


                                                                                   Number
                                                                                  of Shares
                                                                                or Principal
                                                                                   Amount               Value
Robert Mondavi Corporation
  (Class A) (a) ..........................................................    25,000              $  868,750
Vermont Pure Holdings Ltd. (a) ...........................................     5,000                  13,125
Weis Markets Inc. ........................................................    10,000                 435,000
Whitman Corporation ......................................................    80,000               1,075,000
                                                                                                  ----------
                                                                                                  11,210,812
Hotels & Restaurants -- 1.58%
----------------------------------------------------------------------------------------------------------------------
Aztar Corporation (a) ....................................................   285,000               3,099,375
Boca Resorts Inc. (a) ....................................................    45,000                 438,750
Extended Stay America Inc. (a) ...........................................    25,000                 190,625
Lakes Gaming Inc. (a) ....................................................    30,000                 238,125
Trump Hotels & Casino Resorts Inc. (a)                                        90,000                 303,750
                                                                                                  ----------
                                                                                                   4,270,625
Insurance -- 2.46%
----------------------------------------------------------------------------------------------------------------------
Argonaut Group Inc. ......................................................    95,000               1,888,125
Liberty Corporation ......................................................   100,000               4,218,750
Midland Company ..........................................................    25,000                 518,750
                                                                                                  ----------
                                                                                                   6,625,625
Machinery -- 4.48%
----------------------------------------------------------------------------------------------------------------------
Baldwin Technology Company Inc.
  (Class A) (a) ..........................................................   105,000                 223,125
Commercial Intertech Corporation .........................................    45,000                 573,750
Fairchild Corporation (Class A) (a) ......................................   110,000                 996,875
Flowserve Corporation ....................................................   122,000               2,074,000
Gardner Denver Inc. (a) ..................................................    22,000                 367,125
Idex Corporation .........................................................    48,000               1,458,000
Katy Industries Inc. .....................................................    75,000                 651,563
Kollmorgen Corporation ...................................................    85,000               1,046,562
Nortek Inc. (a) ..........................................................    53,000               1,484,000
Paxar Corporation (a) ....................................................    90,000                 759,375
Standex International Corporation ........................................    26,000                 544,375
Tennant Company ..........................................................     8,000                 262,000
Watts Industries Inc. (Class A) ..........................................   110,000               1,622,500
                                                                                                  ----------
                                                                                                  12,063,250
Manufacturing -- 6.66%
----------------------------------------------------------------------------------------------------------------------
Aviall Inc. (a) ..........................................................   145,000               1,187,187
Barnes Group Inc. ........................................................    80,000               1,305,000
Belden Inc. ..............................................................    60,000               1,260,000
Bway Corporation (a) .....................................................    15,000                  91,875
Crane Company ............................................................    47,000                 934,125
Cuno Inc. (a) ............................................................    45,000                 931,641
Danaher Corporation ......................................................    20,000                 965,005
Dexter Corporation .......................................................    35,000               1,391,250
Fedders Corporation (Class A) ............................................    65,000                 333,125
Graco Inc. ...............................................................    22,000                 789,250
Industrial Distribution Group Inc. (a) ...................................    39,000                 126,750
MagneTek Inc. (a) ........................................................    40,000                 307,500
Mark IV Industries Inc. ..................................................   192,000               3,396,000
Material Sciences Corporation (a) ........................................    70,500                 718,219
Myers Industries Inc. ....................................................   100,000               1,575,000
Oil Dri Corporation of America ...........................................    45,000                 646,875
Park Ohio Holdings Corporation (a) .......................................   110,000               1,086,250

                      THE ENTERPRISE Group of Funds, Inc.
16
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                      ENTERPRISE SMALL COMPANY VALUE FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                                                           Number
                                                                          of Shares
                                                                        or Principal
                                                                           Amount                 Value
Rawlings Sporting Goods Company
  Inc. (a) .............................................................     45,000             $  270,000
Strattec Security Corporation (a) ......................................     20,000                647,500
                                                                                                ----------
                                                                                                17,962,552
Medical Services -- 0.33%
----------------------------------------------------------------------------------------------------------
CIRCOR International Inc. (a) ..........................................     85,000                876,563
Metals & Mining -- 0.45%
----------------------------------------------------------------------------------------------------------
TVX Gold Inc. (a) ......................................................   480,000                 390,000
WHX Corporation (a) ....................................................    90,000                 810,000
                                                                                                ----------
                                                                                                 1,200,000
Misc. Financial Services -- 0.20%
----------------------------------------------------------------------------------------------------------
Data Broadcasting Corporation (a) ......................................    65,000                 536,250
Neutraceuticals -- 0.34%
----------------------------------------------------------------------------------------------------------
Weider Nutrition International Inc. ....................................   250,000                 921,875
Oil Services -- 0.20%
----------------------------------------------------------------------------------------------------------
Fall River Gas Company .................................................    25,000                 531,250
Paper Products -- 0.72%
----------------------------------------------------------------------------------------------------------
Greif Brothers Corporation (Class A) ...................................    65,000               1,933,750
Pharmaceuticals -- 3.43%
----------------------------------------------------------------------------------------------------------
Agribrands International Inc. (a) ......................................     8,000                 368,000
Carter-Wallace Inc. ....................................................   208,000               3,731,000
Ivax Corporation (a) ...................................................   172,000               4,429,000
Twinlab Corporation (a) ................................................    90,000                 714,375
                                                                                                ----------
                                                                                                 9,242,375
Printing & Publishing -- 7.18%
----------------------------------------------------------------------------------------------------------
A.H. Belo Corporation (Class A) ........................................    50,000                 953,125
Lee Enterprises Inc. ...................................................    60,000               1,916,250
McClatchy Company (Class A) ............................................    50,000               2,162,500
Media General Inc. (Class A) ...........................................   145,000               7,540,000
Penton Media Inc. ......................................................   110,000               2,640,000
Pulitzer Inc. ..........................................................    55,000               2,217,187
Thomas Nelson Inc. .....................................................   108,000                 999,000
Topps Company Inc. (a) .................................................    90,000                 933,750
                                                                                                ----------
                                                                                                19,361,812
Property-Casualty Insurance -- 0.42%
----------------------------------------------------------------------------------------------------------
Foremost Corporation of America ........................................    40,000               1,135,000
Real Estate -- 1.25%
----------------------------------------------------------------------------------------------------------
Catellus Development Corporation (a) ...................................   205,000               2,626,562
Griffin Land & Nurseries Inc. (a) ......................................    42,000                 483,000
Gyrodyne Company of America Inc. (a)                                        13,000                 264,875
                                                                                                ----------
                                                                                                 3,374,437


                                                                           Number
                                                                          of Shares
                                                                        or Principal
                                                                           Amount                 Value
Retail -- 1.21%
----------------------------------------------------------------------------------------------------------
Coldwater Creek Inc. (a) ...............................................    23,000              $  471,500
Lillian Vernon Corporation .............................................   125,000               1,390,625
Neiman-Marcus Group Inc. (Class A) .....................................    35,000                 977,812
Sports Authority Inc. (a) ..............................................   130,000                 260,000
ValueVision International Inc.
  (Class A) (a) ........................................................     3,000                 171,938
                                                                                                ----------
                                                                                                 3,271,875
Security & Investigation Services -- 2.35%
----------------------------------------------------------------------------------------------------------
Burns International Services
  Corporation (a) ......................................................   143,000               1,546,187
Pittway Corporation (Class A) ..........................................    18,000                 806,625
Rollins Inc. ...........................................................   260,000               3,900,000
Wackenhut Corporation (Class A) (a) ....................................     5,000                  74,688
                                                                                                ----------
                                                                                                 6,327,500
Telecommunications -- 6.49%
----------------------------------------------------------------------------------------------------------
Aerial Communications Inc. (a) .........................................    53,000               3,226,375
Associated Group Inc. (Class A) (a) ....................................    25,000               2,281,250
Atlantic Tele-Network Inc. .............................................    12,000                 110,250
CommNet Cellular Inc. (a) ..............................................    30,000                 963,750
Commonwealth Telephone Enterprises
  Inc. (a) .............................................................    30,410               1,607,929
Communications Systems Inc. ............................................    68,000                 884,000
COMSAT Corporation .....................................................    45,000                 894,375
Esat Telecom Group (a) .................................................     2,000                 183,000
GST Telecommunications Inc. (a) ........................................    55,000                 498,437
Hector Communications Corporation
  (a) ..................................................................     6,000                  84,000
Omnipoint Corporation (a) ..............................................     9,000               1,085,625
Rogers Cantel Mobile Communications
  Inc. (Class B) (a) ...................................................    35,000               1,273,125
Telephone and Data Systems Inc. ........................................    27,000               3,402,000
Teligent Inc. (Class A) (a) ............................................    10,500                 648,375
Viatel Inc. (a) ........................................................     6,500                 348,563
                                                                                                ----------
                                                                                                17,491,054
Transportation -- 0.70%
----------------------------------------------------------------------------------------------------------
GATX Corporation .......................................................    40,000               1,350,000
TransPro Inc. ..........................................................    85,000                 547,188
                                                                                                ----------
                                                                                                 1,897,188
Utilities -- 6.32%
----------------------------------------------------------------------------------------------------------
AGL Resources Inc. .....................................................    55,000                 935,000
Aquarion Company .......................................................   100,000               3,700,000
Berkshire Energy Resources .............................................    10,000                 350,000
Citizens Utilities Company (Class B) (a)                                   260,000               3,688,750
Eastern Enterprises ....................................................    60,000               3,446,250
Florida Public Utilities Company .......................................    14,000                 238,000
Southwest Gas Corporation ..............................................    22,000                 506,000
WICOR, Inc. ............................................................   143,400               4,185,487
                                                                                                ----------
                                                                                                17,049,487

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              17
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                      ENTERPRISE SMALL COMPANY VALUE FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                                                                 Number
                                                                               of Shares
                                                                              or Principal
                                                                                 Amount           Value
Waste Management -- 0.03%
--------------------------------------------------------------------------------------------------------
Envirosource Inc. (a) ....................................................      110,000      $    84,700
Wireless Communications -- 1.90%
--------------------------------------------------------------------------------------------------------
Allen Telecom Inc. (a) ...................................................      170,000        1,965,625
Leap Wireless International Inc. (a) .....................................       12,000          942,000
Price Communications Corporation (a) .....................................       80,000        2,225,000
                                                                                             -----------
                                                                                               5,132,625
                                                                                             -----------
Total Common Stocks
(Identified cost $231,958,583)..........................................................     247,888,086
--------------------------------------------------------------------------------------------------------
U.S. Treasury Bills -- 8.11%
--------------------------------------------------------------------------------------------------------
U.S. Treasury Bill
  5.21% due 01/13/00 .....................................................   $8,055,000        8,041,011
U.S. Treasury Bill
  5.27% due 01/13/00 .....................................................    4,119,000        4,111,764
U.S. Treasury Bill
  5.15% due 01/20/00 .....................................................    6,424,000        6,406,539
U.S. Treasury Bill
  5.20% due 01/20/00 .....................................................    3,305,000        3,295,930
                                                                                             -----------
Total U.S. Treasury Bills
(Identified cost $21,855,244)...........................................................      21,855,244
--------------------------------------------------------------------------------------------------------


                                                         Value
Total Investments
(Identified cost $253,813,827)....................    $269,743,330
Other Assets Less Liabilities -- (0.06)% .........        (165,379)
                                                      ------------
Net Assets -- 100% ...............................    $269,577,951
------------------------------------------------------------------

(a) Non-income producing security.
(d) Security is fair valued at December 31, 1999.
(f) Restricted securities as to resale. The value of the Fund's investments in restricted securities was $16,500, representing 0.01% of net assets at December 31, 1999.
(ADR) American Depository Receipt.


See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
18
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-------                                                            -------------
                             ENTERPRISE GROWTH FUND
-------                                                            -------------

Montag & Caldwell, Inc.
Atlanta, Georgia


Investment Management

Montag & Caldwell has served as Fund Manager to the Enterprise Growth Fund since the fund was organized in 1968. Montag & Caldwell manages approximately $35 billion for institutional clients, and its normal investment minimum is $40 million.


Investment Objective

The objective of the Enterprise Growth Fund is to seek capital appreciation.


Investment Strategies

The Growth Fund invests primarily in U.S. common stocks. The "Growth at a Reasonable Price" strategy employed by the Fund combines growth and value style investing. This means that the Fund invests in the stocks of companies with long-term earnings potential but which are currently selling at a discount to their estimated long-term value. The Fund's equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion that makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies.


1999 Performance Review

Due to strength in the Fund's technology holdings and certain consumer and financial issues, 1999 was another good year for the Enterprise Growth Fund. Montag attributes the Fund's performance to the strength in the Fund's technology holdings offsetting weakness in certain consumer and health care issues.

While the S&P 500 and other market-weighted indices made considerable progress in 1999, many stocks showed little change or actually declined in price. The year's stock market advance was extremely narrow, dominated almost exclusively by the technology sector. Montag thinks the weakness in the broader market is related to the increase in both short and long-term interest rates. Higher interest rates increase the costs of borrowing for consumers and businesses and reduce the attractiveness of stocks versus higher yielding bonds.

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              19
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         GROWTH OF A $10,000 INVESTMENT

                              [CHART APPEARS HERE]

                                          Lipper
           Enterprise   S&P               Large Cap
           Growth       500               Growth
           Fund - A     Index             Index
           ----------   ---------------   ------------------
12/31/89   10000        10000             9526
1990       9818         9689              9310
1991       13484        12641             13200
1992       14413        13604             14053
1993       15949        14975             15541
1994       15818        15173             15387
1995       21341        20875             21540
1996       25729        25668             28562
1997       32828        34231             37633
1998       44801        44011             49276
1999       60401        53268             60156


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE GROWTH FUND - A                     ONE YEAR    FIVE YEAR   TEN YEAR
With Sales Charge                                16.28%     30.07%      19.65%
Without Sales Charge                             22.08%     31.35%      20.24%
S&P 500 Index*                                   21.03%     28.55%      18.21%
Lipper Small Cap Growth Index*                   34.82%     30.73%      19.70%



                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE GROWTH FUND - B                      ONE YEAR        5/1/95-12/31/99
With Sales Charge                                16.30%           29.80%
Without Sales Charge                             21.30%           29.96%
S&P 500 Index*                                   21.03%           27.50%
Lipper Small Cap Growth Index*                   34.82%           30.47%



                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE GROWTH FUND - C                     ONE YEAR       5/1/97--12/31/99
With Sales Charge                                20.28%           27.82%
Without Sales Charge                             21.28%           27.82%
S&P 500 Index*                                   21.03%           27.39%
Lipper Small Cap Growth Index*                   34.82%           35.20%


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

                                              ONE YEAR    8/31/96-12/31/99
ENTERPRISE GROWTH FUND - Y                      22.52%        31.87%
S&P 500 Index*                                  21.03%        29.62%
Lipper Large Cap Growth Index*                  34.82%        33.79%

The performance of Classes B,C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The Lipper Large Cap Growth Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.



Future Investment Strategy

While many technology stocks are now richly valued, Montag believes there are still selective opportunities in technology. Global industry conditions remain robust, and the build-out of the Internet is increasing the demand for technology goods and services.

As it becomes more evident to investors that the Federal Reserve will be successful at engineering a soft landing for the U.S. economy, the broader market may begin to improve. Bond yields may then stabilize and drift somewhat lower as the economy slows; and investors may become increasingly confident that corporate profits can keep growing since a recession-induced decline in profits may not be needed to keep inflation in check. Because the Federal Reserve is operating in a preemptive fashion, Montag believes the Fed will be successful in achieving sustained economic growth with low inflation and, as a result, the stock market may begin to broaden out while it continues toward higher levels.


                      THE ENTERPRISE Group of Funds, Inc.
20
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

In addition to selective technology issues, Montag continues to view the shares of global, consumer growth companies as quite attractive. With the triumph of capitalism, the longer-term opportunities for these high quality companies may be enormous. Now that consumers overseas are benefiting from the pickup in world trade, the intermediate-term outlook is also quite good. Montag expects research-driven pharmaceutical and medical device companies to perform better in 2000 because their shares may represent excellent value and offer strong double-digit earnings growth prospects. Well-positioned consumer-oriented companies with a global opportunity, but more dependent on the U.S. economy, may also do well as it becomes more evident that a soft economic landing has been achieved.

Although Montag's long-term outlook for bonds is positive, Montag anticipates that short-term anxiety over further Federal Reserve action and concern about the strength of holiday retail spending will cause interest rates to increase temporarily. With real GDP continuing to increase at a strong rate, many market participants expect the Fed to increase short-term interest rates at their February meeting. Inflation continues to be contained despite tight labor markets and strength in global economies. Montag expects that the combination of preemptive actions by the Fed and continued tame inflation may lead to a soft landing that will allow interest rates to drift lower over the long-term.

The views expressed in this report reflect those of the Fund Manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.




                                   [GRAPHIC]




                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.
                                                                              21
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Portfolio of Investments
                             ENTERPRISE GROWTH FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                             Number
                                           of Shares
                                          or Principal
                                             Amount          Value
Common Stocks -- 98.11%
------------------------------------------------------------------------
Banking -- 1.77%
------------------------------------------------------------------------
Wells Fargo & Company ..................   1,075,000    $   43,470,313
Business Services -- 2.42%
------------------------------------------------------------------------
Interpublic Group of Companies Inc......   1,030,000        59,418,125
Computer Hardware -- 10.62%
------------------------------------------------------------------------
Dell Computer Corporation (a) ..........     824,600        42,054,600
EMC Corporation (a) ....................     547,100        59,770,675
Hewlett-Packard Company ................     871,300        99,273,744
Intel Corporation ......................     733,600        60,384,450
                                                        --------------
                                                           261,483,469
Computer Services -- 5.55%
------------------------------------------------------------------------
Electronic Data Systems
  Corporation ..........................   1,380,100        92,380,444
Solectron Corporation (a) ..............     464,400        44,176,050
                                                        --------------
                                                           136,556,494
Computer Software -- 11.03%
------------------------------------------------------------------------
Electronic Arts Inc. (a) ...............     700,000        58,800,000
Microsoft Corporation (a) ..............     870,000       101,572,500
Oracle Corporation (a) .................     991,000       111,053,937
                                                        --------------
                                                           271,426,437
Consumer Products -- 9.33%
------------------------------------------------------------------------
Gillette Company .......................   2,500,000       102,968,750
Newell Rubbermaid Inc. .................   1,243,500        36,061,500
Procter & Gamble Company ...............     827,800        90,695,837
                                                        --------------
                                                           229,726,087
Electrical Equipment -- 2.47%
------------------------------------------------------------------------
General Electric Company ...............     393,000        60,816,750
Entertainment & Leisure -- 1.46%
------------------------------------------------------------------------
Carnival Corporation ...................     750,000        35,859,375
Food & Beverages & Tobacco -- 7.42%
------------------------------------------------------------------------
Bestfoods ..............................   1,000,000        52,562,500
Coca-Cola Company ......................   1,700,000        99,025,000
PepsiCo Inc. ...........................     878,900        30,981,225
                                                        --------------
                                                           182,568,725
Health Care -- 2.66%
------------------------------------------------------------------------
Medtronic Inc. .........................   1,796,500        65,459,968
Hotels & Restaurants -- 5.23%
------------------------------------------------------------------------
Marriott International Inc. (Class A)...   1,400,000        44,187,500
McDonald's Corporation .................   2,100,000        84,656,250
                                                        --------------
                                                           128,843,750


                                             Number
                                           of Shares
                                          or Principal
                                             Amount          Value
Medical Instruments -- 2.22%
------------------------------------------------------------------------
Boston Scientific Corporation (a) ......   2,500,000    $   54,687,500
Misc. Financial Services -- 2.53%
------------------------------------------------------------------------
American Express Company ...............     374,100        62,194,125
Multi-Line Insurance -- 3.01%
------------------------------------------------------------------------
American International Group Inc........     685,000        74,065,625
Pharmaceuticals -- 11.64%
------------------------------------------------------------------------
Bristol-Myers Squibb Company ...........   1,038,400        66,652,300
Johnson & Johnson ......................     805,900        75,049,437
Pfizer Inc. ............................   2,902,900        94,162,819
Schering-Plough Corporation ............   1,200,000        50,625,000
                                                        --------------
                                                           286,489,556
Retail -- 11.85%
------------------------------------------------------------------------
Circuit City Stores Inc. ...............     883,200        39,799,200
Costco Wholesale Corporation (a) .......     639,900        58,390,875
Gap Inc. ...............................   1,523,700        70,090,200
Home Depot Inc. ........................   1,800,000       123,412,500
                                                        --------------
                                                           291,692,775
Telecommunications -- 6.90%
------------------------------------------------------------------------
MCI WorldCom Inc. (a) ..................   1,766,700        93,745,519
Tellabs Inc. (a) .......................   1,186,100        76,132,794
                                                        --------------
                                                           169,878,313
                                                        --------------
Total Common Stocks
(Identified cost $1,808,267,259)....................     2,414,637,387
------------------------------------------------------------------------

Repurchase Agreement -- 1.74%
------------------------------------------------------------------------
State Street Bank & Trust
  Repurchase Agreement, 2.50%
  due 01/03/00
  Collateral: U.S. Treasury Note
  $44,685,000, 5.50% due
  05/31/03 Value $43,950,322............ $42,877,000        42,877,000
                                                        --------------
Total Repurchase Agreement
(Identified cost $42,877,000).........................      42,877,000
------------------------------------------------------ -----------------
Total Investments
(Identified cost $1,851,144,259)......................  $2,457,514,387

Other Assets Less Liabilities -- 0.15% ...............       3,722,900
                                                        --------------
Net Assets -- 100% ...................................  $2,461,237,287
------------------------------------------------------------------------

(a) Non-income producing security.


See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
22
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--------------------------------------------------------------------------------

-------                                                            -------------
                     ENTERPRISE CAPITAL APPRECIATION FUND
-------                                                            -------------

Marsico Capital Management, LLC
Denver, Colorado


Investment Management

Marsico Capital Management, LLC became Fund Manager to the Enterprise Capital Appreciation Fund on November 1, 1999. Marsico manages approximately $14 billion for institutional clients and its usual investment minimum is $100 million.


Investment Objective

The objective of the Enterprise Capital Appreciation Fund is to seek maximum capital appreciation.


Investment Strategies

The Capital Appreciation Fund's investment strategy blends top-down economic and industry analysis with bottom-up stock selection. The Fund Manager's investment approach emphasizes large capitalization U.S. companies that, in the Fund Manager's opinion, have the ability to produce above-average earnings growth. The investment process begins by establishing an overall macroeconomic outlook which in turn forms the strategic backdrop for actual portfolio construction. Various economic, social, and political factors are considered, including global trends (e.g., productivity enhancements), interest rates, inflation, central bank policies, the regulatory environment, and the overall competitive landscape. This analysis also seeks to uncover specific industries and companies that are expected to benefit from the macroeconomic environment. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental.

Stock selection stresses rigorous hands-on fundamental internal research. The primary focus is to identify companies with market expertise/dominance, durable franchises, improving fundamentals (e.g., margins, Return on Equity, Return on Assets), strong balance sheets, global distribution capabilities and management teams. Valuation is also an important consideration in selecting stocks. Stocks are sold for three primary reasons: overvaluation relative to expected earnings growth potential, forced displacement (i.e., a better investment idea surfaces), or a permanent change in industry/company fundamentals that alters the original investment thesis.


1999 Performance Review

Marsico began managing the Fund on November 1, 1999. The previous manager -- Provident Investment Counsel -- was responsible for the Fund during the remainder of the year.

U.S. stocks finished 1999 on a strong note, with many market indexes (e.g., NASDAQ Composite, Russell 1000 Growth, S&P 500, Russell 2000, Russell 2000 Growth) producing double-digit returns in the fourth quarter. Technology-related stocks continued to post remarkable gains; the NASDAQ surged by 22 percent in the month of December alone -- more than the S&P 500's gain for the entire year. For 1999 as a whole, the NASDAQ rose nearly 87 percent. During the last 60 trading days of 1999, according to Hewitt Associates, the NASDAQ Composite rose by a stunning 51.5 percent. The IPO market remained buoyant; over 150 IPOs were priced in the U.S. during the fourth quarter; 62 finished the quarter up at least 100 percent from their subscription prices.

Bonds, meanwhile, went in the other direction. The Federal Open Market Committee ("FOMC") followed rate increases in the second and third quarters with one further tightening move in November, unwinding the 0.75 percent "easing" that took place in late-1998 subsequent to the Russian ruble devaluation. Although the Federal Reserve did not raise rates or formally change its interest rate policy at its December meeting, the FOMC's post-meeting press release seemed to hint that tighter monetary policy would be a distinct possibility in 2000. Bond yields rose sharply during the fourth quarter. Fixed-income returns in 1999 were the weakest since 1994.


                      THE ENTERPRISE Group of Funds, Inc.
                                                                              23
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

During the fourth quarter, every sector in the S&P 500 Index produced a positive return. However, six sectors -- including utilities, health care, energy, and transportation -- had relatively weak returns (compared to the overall Index) ranging from less than 1 percent to 5 percent. Technology (34 percent), business equipment (23 percent), retail (22 percent), and consumer services (19 percent) were the strongest-performing areas during the quarter. Beginning November 1999, the Fund was well-represented in the technology sector through a diverse array of high quality companies such as QUALCOMM, Inc., EMC Corporation, Cisco Systems, Inc., and Sun Microsystems., Inc., many of which produced strong gains in the fourth quarter. However, there also were a variety of positive contributors to performance outside the technology area for the Fund during the quarter including Genentech, Inc., General Electric Company, Tiffany & Company, and UAL Corporation.


                         GROWTH OF A $10,000 INVESTMENT

                              [CHART APPEARS HERE]

           Enterprise   S&P               Lipper
           Capital      500/Barra         Multi-Cap
           Appreciation Growth            Growth
           Fund - A     Index             Index
           ----------   ---------------   ------------------
12/31/89   9527         10000             10000
1990       9893         10020             9409
1991       15734        13864             13548
1992       16651        14567             14614
1993       17602        14812             16712
1994       16993        15276             16240
1995       21360        21099             21716
1996       24889        26158             25593
1997       29934        35717             31467
1998       38960        50772             39270
1999       54307        65111             57472




                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE CAPITAL APPRECIATION FUND - A      ONE YEAR    FIVE YEAR  TEN YEAR
With Sales Charge                                32.78%    24.94%     18.44%
Without Sales Charge                             39.39%    26.16%     19.01%
S&P 500/Barra Growth Index*                      28.24%    33.64%     20.61%
Lipper Multi-Cap Growth Index*                   46.35%    28.76%     19.11%



                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE CAPITAL APPRECIATION FUND - B       ONE YEAR       5/1/95-12/31/99
With Sales Charge                                33.62%           25.96%
Without Sales Charge                             38.62%           26.14%
S&P 500/Barra Growth Index*                      28.24%           32.99%
Lipper Multi-Cap Growth Index*                   46.35%           28.51%



                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE CAPITAL APPRECIATION FUND - C       ONE YEAR       5/1/97-12/31/99
With Sales Charge                                37.64%           34.34%
Without Sales Charge                             38.64%           34.34%
S&P 500/Barra Growth Index*                      28.24%           34.95%
Lipper Multi-Cap Growth Index*                   46.35%           35.52%


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

                                              ONE YEAR    5/31/98-12/31/99
ENTERPRISE CAPITAL APPRECIATION FUND - Y          0.04%        36.94%
S&P 500/Barra Growth Index*                       8.24%        33.79%
Lipper Multi-Cap Growth Index*                   46.35%        36.85%


The performance of Classes B,C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500/Barra Growth Index is an unmanaged capitalization weighted index composed of stocks of S&P 500 with high price-to-book ratios relative to the S&P 500 as a whole. It assumes the reinvestment of dividends and capital gains and does not include management fees and expenses. The Lipper Multi-Cap Growth Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Multi-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

                      THE ENTERPRISE Group of Funds, Inc.
24
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FUTURE INVESTMENT STRATEGY
Marsico's overall market outlook, which incorporates macroeconomic data, sector/industry factors, and individual company analysis, on balance remains positive. Several factors may help create an overall favorable backdrop for equity investing. These include productivity gains associated with technological advancements, a strong U.S. consumer, Federal budget surpluses, and expected escalation of free trade. While interest rates have risen recently, Marsico believes that the U.S. is in a secular lower interest rate environment. One key aspect underlying Marsico's market outlook is that Marsico believes inflation should remain low and that the "spread" between inflation and interest rates (as measured by the 30-year Treasury bond) is well above the historical norm. That is, real interest rates, in Marsico's opinion, appear relatively high. Assuming inflation remains at or near its present level, Marsico expects interest rates may decline over time, which may be a plus for growth-oriented stocks. In the interim, Marsico anticipates that market volatility will continue. In 1999, 35 percent of the trading days resulted in a price change of 1 percent or more in the S&P 500 Index, while 9 percent of the trading days had price changes of 2 percent or more in the Index.

Marsico has taken a variety of steps to ensure that the Fund is prudently allocated both across and within a variety of economic sectors and industries. Marsico believes that stock selection, which was important in 1999, will be even more critical in 2000. It is important to emphasize that Marsico will continue to focus on finding value in a number of areas in the stock market including select technology, retail, health care and financial services companies. While the Fund's aggregate position in technology is significant, Marsico believes the individual holdings are well diversified across a group of high quality, proven companies including telecommunications equipment/services, networking, hardware, software, and data storage. In the event that Marsico becomes concerned about specific valuations with the companies owned in the Fund, Marsico would not hesitate to trim or sell the positions outright.

The views expressed in this report reflect those of the Fund Manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.


                                   [GRAPHIC]




                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.
                                                                              25
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PORTFOLIO OF INVESTMENTS
                      ENTERPRISE CAPITAL APPRECIATION FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                              Number
                                            of Shares
                                           or Principal
                                              Amount         Value
Common Stocks -- 90.94%
------------------------------------------------------------------------
Advertising -- 1.26%
------------------------------------------------------------------------
Omnicom Group Inc. ......................       28,974   $  2,897,400
Broadcasting -- 1.83%
------------------------------------------------------------------------
Clear Channel Communications Inc. (a)           46,822      4,178,863
Cable -- 0.99%
------------------------------------------------------------------------
Mediaone Group Inc. (a) .................       29,512      2,266,891
Chemicals -- 0.78%
------------------------------------------------------------------------
Du Pont (E. I.) de Nemours &
  Company ...............................       26,990      1,777,966
Communications -- 2.59%
------------------------------------------------------------------------
3Com Corporation (a) ....................      126,133      5,928,251
Computer Hardware -- 15.02%
------------------------------------------------------------------------
Cisco Systems Inc. (a) ..................      106,944     11,456,376
Dell Computer Corporation (a) ...........      211,419     10,782,369
EMC Corporation (a) .....................      111,081     12,135,599
                                                         ------------
                                                           34,374,344
Computer Services -- 9.09%
------------------------------------------------------------------------
America Online Inc. (a) .................      113,017      8,525,720
Sun Microsystems Inc. (a) ...............       50,000      3,871,875
VeriSign Inc. (a) .......................       44,000      8,401,250
                                                         ------------
                                                           20,798,845
Computer Software -- 2.99%
------------------------------------------------------------------------
Oracle Corporation (a) ..................       13,217      1,481,130
Veritas Software Corporation (a) ........       37,500      5,367,188
                                                         ------------
                                                            6,848,318
Electrical Equipment -- 4.58%
------------------------------------------------------------------------
General Electric Company ................       67,661     10,470,540
Electronics -- 0.06%
------------------------------------------------------------------------
Sony Corp. (ADR) ........................          453        128,992
Energy -- 1.63%
------------------------------------------------------------------------
AES Corporation (a) .....................       50,000      3,737,500
Finance -- 2.59%
------------------------------------------------------------------------
Morgan Stanley Dean Witter &
  Company ...............................       41,576      5,934,974
Hotels & Restaurants -- 1.82%
------------------------------------------------------------------------
Four Seasons Hotels Inc. ................       78,051      4,156,216
Misc. Financial Services -- 6.44%
------------------------------------------------------------------------
Citigroup Inc. ..........................      180,514     10,029,809
Federal National Mortgage Association           75,242      4,697,922
                                                         ------------
                                                           14,727,731
Pharmaceuticals -- 5.12%
------------------------------------------------------------------------
Genentech Inc. (a) ......................       87,200     11,728,400
Retail -- 2.78%
------------------------------------------------------------------------
Tiffany & Company .......................       71,200      6,354,600


                                              Number
                                            of Shares
                                           or Principal
                                              Amount         Value
Technology -- 2.67%
------------------------------------------------------------------------
Texas Instruments Inc. ..................       63,128   $  6,115,525
Telecommunications -- 21.57%
------------------------------------------------------------------------
Ciena Corporation (a) ...................       40,389      2,322,367
General Motors Corporation
  (Class H) (a) .........................       37,087      3,560,352
JDS Uniphase Corporation (a) ............       28,804      4,646,445
Lucent Technologies Inc. ................       81,997      6,134,401
MCI WorldCom Inc. (a) ...................      130,055      6,901,017
McLeodUSA Inc. (a) ......................       40,000      2,355,000
Nortel Networks Corporation .............       80,566      8,137,166
QUALCOMM Inc. (a) .......................       86,936     15,311,603
                                                         ------------
                                                           49,368,351
Transportation -- 3.64%
------------------------------------------------------------------------
AMR Corporation (a) .....................       31,693      2,123,431
UAL Corporation (a) .....................       80,228      6,222,684
                                                         ------------
                                                            8,346,115
Travel/Entertainment/Leisure -- 0.07%
------------------------------------------------------------------------
Royal Caribbean Cruises Ltd .............        3,157        155,680
                                                         ------------
Wireless Communications -- 3.42%
------------------------------------------------------------------------
Sprint PCS (a) ..........................       76,289      7,819,622
                                                         ------------
Total Common Stocks
(Identified cost $152,682,436)...........                 208,115,124
------------------------------------------------------------------------

Short-Term Government Securities -- 8.08%
------------------------------------------------------------------------
Federal Home Loan Bank Consolidated
  Discount Note, 1.35% due 01/03/00       $18,500,000      18,498,613
                                                         ------------
Total Short-Term Government Securities
(Identified cost $18,498,613)........................      18,498,613
------------------------------------------------------------------------

Total Investments
(Identified cost $171,181,049).........................  $226,613,737

Other Assets Less Liabilities -- 0.98% ................     2,240,502
                                                         ------------
Net Assets -- 100% ....................................  $228,854,239
------------------------------------------------------------------------

(a) Non-income producing security.
(ADR) American Depository Receipt.


See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
26
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--------------------------------------------------------------------------------

-------                                                            -------------
                            ENTERPRISE EQUITY FUND
-------                                                           -------------

TCW Investment Management Company
Los Angeles, California


Investment Management

TCW Investment Management Company (previously known as TCW Funds Management, Inc.) became Fund Manager to the Enterprise Equity Fund on November 1, 1999. TCW manages approximately $57 billion for institutional clients, and its normal investment minimum is $100 million.


Investment Objective

The objective of the Enterprise Equity Fund is long-term capital appreciation.


Investment Strategies

Using a bottom-up investment approach, TCW invests in large and medium capitalization companies that have a long record of successful operations in their core business. Looking for companies with a dominant position in a niche business (e.g. technology, production and distribution), TCW also considers the financial quality of the company. Prime candidates have sound financial fundamentals and management that is committed to shareholder interests.


1999 Performance Review

The U.S. stock market continued to advance strongly in 1999. The S&P 500 Index rose 21.0 percent, returning more than 20 percent for a record fifth consecutive year. Even as the popular indexes kept hitting new highs, however, the U.S. market was characterized by two contradictory trends: the rapid escalation of technology stocks, especially those associated with the Internet and e-commerce, and the only modest gains or even price declines for many stocks in other industry sectors. More than half the stocks on the New York Stock Exchange actually declined in price during the year. The Russell 1000 Value Index, a widely followed large-cap value benchmark, rose a relatively modest 6.7 percent in 1999, even though many of the companies in the index continued to generate strong earnings growth.

Performance disparities among industry sectors and types of stocks are hardly new. Nonetheless, few such disparities have been as extreme as that which occurred during 1999 between the high-flying tech stocks and the rest of the market. The outperformance of technology stocks became most pronounced in the fourth quarter, when the S&P 500 rose 14.9 percent while the tech-heavy NASDAQ composite delivered a total return of 48.3 percent.

Much of the current fervor surrounding tech stocks stems from the explosive growth potential of e-commerce and other tech-related businesses. Internet-related stocks such as America Online, Yahoo!, Amazon.com and eBay advanced more than 20 percent in December alone, even though most of these companies have yet to earn any profit and are expected to remain unprofitable in the near term. This lack of current earnings, and uncertainty over when earnings will occur, makes these stocks risky and even undesirable for investors who are not simply chasing the upward momentum of stocks that keep rising with little or no direct relationship to fundamentals.

TCW has always been thoughtful in its value style to give consideration to companies across the breadth of the market, including technology companies. And, in fact, the Fund made money on several of the more established technology stocks during the past year -- companies with strong market positions and improving profitability. However, in the current ebullient market for tech stocks, it has become increasingly difficult to find value in the sector. As a result, the Fund's investment results trailed the S&P 500 and other major market indexes due in part to the Fund's underweighting in the technology sector.

Whether the current tech stock craze turns out to be a bubble that bursts remains to be seen. Even if it does burst, however, the technology industry may continue to grow and create enormous economic wealth. TCW's challenge as value manager, therefore, is to identify solid companies that stand to benefit from this growth. In recent months, TCW has intensified its research efforts aimed at buying technology companies with staying power and where share prices bear some reasonable relationship to underlying value.

The Fund bought several such stocks and TCW will continue its efforts to find additional technology issues that meet TCW's value criteria, while maintaining TCW's broadly based research programs to uncover excellent investment opportunities in all industry sectors.


                      THE ENTERPRISE Group of Funds, Inc.
                                                                              27
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         GROWTH OF A $10,000 INVESTMENT

                              [CHART APPEARS HERE]

                Enterprise        S&P             Lipper
                Equity            500             Multi-Cap
                Fund - A          Index           Value Index
                ----------        -----           -----------
5/1/97          9523              10000           10000
12/31/97        11552             12256           12145
1998            12635             15757           12904
1999            14803             19071           13671


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE EQUITY FUND - A                      ONE YEAR   5/1/97-12/31/99
With Sales Charge                                11.63%        15.83%
Without Sales Charge                             17.15%        17.97%
S&P 500 Index*                                   21.03%        27.37%
Lipper Multi-Cap Value Index*                     5.94%        12.53%


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE EQUITY FUND - B                      ONE YEAR   5/1/97-12/31/99
With Sales Charge                                11.49%        16.45%
Without Sales Charge                             16.49%        17.31%
S&P 500 Index*                                   21.03%        27.37%
Lipper Multi-Cap Value Index*                     5.94%        12.53%


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE EQUITY FUND - C                      ONE YEAR   5/1/97-12/31/99
With Sales Charge                                15.30%        17.34%
Without Sales Charge                             16.30%        17.34%
S&P 500 Index*                                   21.03%        27.37%
Lipper Multi-Cap Value Index*                     5.94%        12.53%


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

                                                ONE YEAR   10/31/98-12/31/99
ENTERPRISE EQUITY FUND - Y                       17.89%        18.28%
S&P 500 Index*                                   21.03%        29.96%
Lipper Multi-Cap Value Index*                     5.94%        10.49%


The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The Lipper Multi-Cap Value Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Multi-Cap Value Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.



Future Investment Strategy

Throughout the year, TCW has seen higher interest rates and significantly higher energy prices. This may prove burdensome to certain sectors of the economy. Thus far, due in part to the wealth effect of a strong stock market, consumer confidence is high. As a result consumer spending has not slowed and the broad economy continues to grow at a significant rate. However, if consumer spending, which has grown recently at a rate in excess of incomes, does slow, corporate earnings may be impacted. In the past year earnings shortfalls have usually resulted in swift corrections to share prices. A consumer-led economic slowdown may, however, lead to lower interest rates. But a slowdown in the economy may result in earnings disappointments from companies that do not have pricing power. Alternatively lower interest rates could result in improved valuations for the leading companies the Fund owns.

In 2000, TCW will continue to focus on companies whose specific advantages may enable them to deliver strong earnings and cash-flow growth. While it is not hard to find stocks that trade at arguably low valuations, it is a challenge to find companies that are truly valuable whose stock can be purchased at a reasonable price. TCW believes the Fund is comprised of very valuable companies. Given that these companies typically have stronger balance sheets, are more profitable, grow more rapidly and have greater market share, they may be better prepared to weather bad as well as good economic times. As the Fund's holdings appreciate, it becomes necessary to find new ideas, which meet TCW's stringent criteria, and in today's market that can be difficult.

The views expressed in this report reflect those of the Fund Manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.


                      THE ENTERPRISE Group of Funds, Inc.
28
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PORTFOLIO OF INVESTMENTS
                             ENTERPRISE EQUITY FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                             Number
                                           of Shares
                                          or Principal
                                             Amount        Value
Common Stocks -- 96.23%
---------------------------------------------------------------------
Automotive -- 1.25%
---------------------------------------------------------------------
Delphi Automotive Systems Corporation      17,300       $   272,475
Broadcasting -- 2.75%
---------------------------------------------------------------------
Time Warner Inc. .......................    8,300           601,231
Business Services -- 3.07%
---------------------------------------------------------------------
Paychex Inc. ...........................   16,800           672,000
Cable -- 2.64%
---------------------------------------------------------------------
Cox Communications Inc. (Class A) (a) ..   11,200           576,800
Computer Hardware -- 17.50%
---------------------------------------------------------------------
Cisco Systems Inc. (a) .................   11,900         1,274,787
Dell Computer Corporation (a) ..........   30,700         1,565,700
Intel Corporation ......................   12,000           987,750
                                                        -----------
                                                          3,828,237
Computer Services -- 1.60%
---------------------------------------------------------------------
Pixar Inc. (a) .........................    9,900           350,213
Computer Software -- 11.21%
---------------------------------------------------------------------
Microsoft Corporation (a) ..............    8,200           957,350
Siebel Systems Inc. (a) ................   17,800         1,495,200
                                                        -----------
                                                          2,452,550
Consumer Products -- 3.86%
---------------------------------------------------------------------
Gillette Company .......................   10,400           428,350
Procter & Gamble Company ...............    3,800           416,337
                                                        -----------
                                                            844,687
Electrical Equipment -- 4.83%
---------------------------------------------------------------------
Maxim Integrated Products Inc. (a) .....   22,400         1,057,000
Finance -- 2.83%
---------------------------------------------------------------------
Providian Financial Corporation ........    6,800           619,225
Health Care -- 1.83%
---------------------------------------------------------------------
Medtronic Inc. .........................   11,000           400,813
Hotels & Restaurants -- 0.90%
---------------------------------------------------------------------
Mirage Resorts Inc. (a) ................   12,900           197,531
Insurance -- 3.44%
---------------------------------------------------------------------
Progressive Corporation (Ohio) .........   10,300           753,188
Machinery -- 4.63%
---------------------------------------------------------------------
Applied Materials Inc. (a) .............    8,000         1,013,500
Medical Services -- 4.02%
---------------------------------------------------------------------
Biogen Inc. (a) ........................   10,400           878,800
Misc. Financial Services -- 3.95%
---------------------------------------------------------------------
The Charles Schwab Corporation .........   22,500           863,437
Multi-Line Insurance -- 2.22%
---------------------------------------------------------------------
American International Group Inc. ......    4,500           486,563


                                             Number
                                           of Shares
                                          or Principal
                                             Amount        Value
Pharmaceuticals -- 8.01%
---------------------------------------------------------------------
Amgen Inc. (a) .........................   11,000       $   660,687
Pfizer Inc. ............................   22,000           713,625
Warner-Lambert Company .................    4,600           376,913
                                                        -----------
                                                          1,751,225
Retail -- 6.68%
---------------------------------------------------------------------
Home Depot Inc. ........................   15,750         1,079,859
Safeway Inc. (a) .......................   10,700           380,519
                                                        -----------
                                                          1,460,378
Telecommunications -- 2.56%
---------------------------------------------------------------------
Lucent Technologies Inc. ...............    7,500           561,094
Transportation -- 6.45%
---------------------------------------------------------------------
Kansas City Southern Industries Inc. ...   18,900         1,410,412
                                                        -----------
Total Common Stocks
(Identified cost $18,343,924 )...................        21,051,359
---------------------------------------------------------------------

Repurchase Agreement -- 3.75%
---------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 2.50% due 01/03/00
  Collateral: U.S. Treasury Bond
  $790,000, 7.25% due 08/15/04
  Value $858,046 ....................... $820,000           820,000
                                                        -----------
Total Repurchase Agreement
(Identified cost $820,000 )...........................      820,000
------------------------------------------------------ --------------
Total Investments
(Identified cost $19,163,924).......................... $21,871,359

Other Assets Less Liabilities -- 0.02% ................       3,772
                                                        -----------
Net Assets -- 100% .................................... $21,875,131
---------------------------------------------------------------------

(a) Non-income producing security.


See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              29
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-------------                                                            -------
                       ENTERPRISE GROWTH AND INCOME FUND
-------------                                                            -------

Retirement System Investors Inc.
New York, New York


Investment Management

Retirement System Investors Inc. ("RSI") has served as Fund Manager to the Enterprise Growth and Income Fund since 1991. RSI manages approximately $974 million for all of its clients.


Investment Objective

The objective of the Enterprise Growth and Income Fund is a total return through capital appreciation with income as a secondary consideration.


Investment Strategies

The Growth and Income Fund invests primarily in U.S. common stocks of large capitalization companies. The Fund selects stocks that will appreciate in value, seeking to take advantage of temporary stock price inefficiencies, which may be caused by market participants focusing heavily on short-term developments. In selecting stocks for the Fund, the Fund Manager employs a "value-oriented" strategy. This means that the Fund Manager attempts to identify stocks of companies that have greater value than is recognized by the market. The Fund Manager considers a number of factors, such as sales, growth and profitability prospects for the economic sector and markets in which the company operates and sells its products and services, the company's stock market price, earnings level and projected earnings growth rate. The Fund Manager also considers current and projected dividend yields. The Fund Manager compares this information to that of other companies in determining relative value and dividend potential.


1999 Performance Review

1999 was a very good year for growth stock investing, particularly for funds with exposure to technology stocks. The technology component of the S&P 500 was up over 80 percent while the S&P 500 gained 21.0 percent. Sectors related to the so-called New Economy fared especially well. Companies helping to build the new communications infrastructure, as well as Internet-related companies, were bid up to unprecedented valuations by an investment community willing to pay high prices for expected growth. By and large, non-Internet technology companies did post good earnings growth in 1999, partly because they were comparing results versus a 1998 plagued by weak emerging markets. And, by and large, Internet stocks were bid up to very high levels on the promise that at some point, they will make money, not keep losing it in copious amounts.

Elsewhere in the market, many solid performing companies were selling for significantly lower valuations than the narrow list of stocks that investors seemed to have on their must-own list. It seemed if a company was not on that narrow list, its shares were likely to languish. Half of the S&P 500 stocks finished down for the year. Presumably, with so much money going into technology, there was less left for other investments.

In addition to favoring a very narrow list of companies, the market was somewhat unusual in that it ignored rising interest rates, with most sectors shrugging them off as less meaningful than in the past. The Federal Reserve Board raised rates 0.75 percent, essentially reversing the cuts of 1998 that accompanied the crisis of confidence sparked by Thailand, Russia and the hedge fund Long Term Capital Management's problems. While inflation remained fairly quiescent, it crept up a little and economic factors such as very high employment caused the Fed to fret about future inflation.

Strong contributors to the Fund's 1999 performance were stellar returns from Safeguard Scientific, Nortel Networks, Tiffany, Corning, EMC and Alcoa, among the larger holdings. Laggards were Xerox, Philip Morris, Lockheed Martin and Safeway.

                      THE ENTERPRISE Group of Funds, Inc.
30
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         GROWTH OF A $10,000 INVESTMENT

                              [CHART APPEARS HERE]

                Enterprise        S&P             Lipper
                Growth & Income   500             Large Cap
                Fund - A          Index           Core Index
                ----------        -----           -----------
7/31/97         9523              10000           10000
1997            9520              10243           10169
1998            11091             13169           12908
1999            14749             15939           15406


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE GROWTH AND INCOME FUND - A           ONE YEAR   7/31/97-12/31/99
With Sales Charge                                26.64%        17.42%
Without Sales Charge                             32.97%        19.82%
S&P 500 Index*                                   21.03%        21.25%
Lipper Large Cap Core Index*                     19.35%        19.56%


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE GROWTH AND INCOME FUND - B           ONE YEAR   7/31/97-12/31/99
With Sales Charge                                27.20%        17.89%
Without Sales Charge                             32.20%        19.19%
S&P 500 Index*                                   21.03%        21.25%
Lipper Large Cap Core Index*                     19.35%        19.56%


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE GROWTH AND INCOME FUND - C           ONE YEAR   7/31/97-12/31/99
With Sales Charge                                31.29%        19.24%
Without Sales Charge                             32.29%        19.24%
S&P 500 Index*                                   21.03%        21.25%
Lipper Large Cap Core Index*                     19.35%        19.56%


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

                                         ONE YEAR  FIVE YEAR   5/31/91-12/31/99
ENTERPRISE GROWTH AND INCOME FUND - Y     33.59%     27.61%         20.42%
S&P 500 Index*                            21.03%     28.55%         19.41%
Lipper Large Cap Core Index*              19.35%     25.32%         17.61%


The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The Lipper Large-Cap Core Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Core Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.




                      THE ENTERPRISE Group of Funds, Inc.
                                                                              31
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Future Investment Strategy

Generally, the backdrop for the stock market appears quite good on all fronts except that of valuation and the challenge the Fed faces in finding a level of interest rates providing a soft landing for the expansion. On the positive side, the American economy is in excellent shape heading into 2000: Y2K computer glitches were avoided; more people are employed than ever, inflation has remained quiet; the U.S. remains the pre-eminent engine of world-wide growth and technological progress; the rest of the world's economies, especially the emerging countries, seem on a much more solid footing than last year; the world in general is benefiting from a peace dividend, with fewer resources going to defense products; the Internet and other technologies appear to be increasing productivity and lowering the costs of doing business; and the baby boom generation seems to be saving for its retirement, mostly by investing either directly or via mutual funds, in the stock market.

On the more worrisome side, interest rates have come up, responding in part to the Federal Reserve Board's three 0.25 percent increases in short term rates in 1999, which reversed three similar downward moves in 1998. Because of high GDP rates and full employment, many believe that the Fed will raise rates more in early 2000, partly because it was forestalled in late 1999 due to a desire to keep liquidity high in the face of Y2K concerns. OPEC proved itself resurgent in 1999, as the cartel was able to roughly double the price of oil by not cheating as it has done in the recent past. While the cost of an important raw material going up is not a good thing, the world, particularly the developed world, is less energy intensive than it was formerly, and has absorbed this price rise without much trouble.

Most worrisome are phenomena internal to the financial markets. There seems to be clear signs of speculation in certain sectors of the market, particularly in Initial Public Offerings ("IPOs") and the Internet stocks. It is less clear that the very high valuations accorded to technology and communications companies are overdone, as earnings growth generated by companies in this sector has been dramatic. Most often, though, in the long history of the stock market, sectors which shoot up like rockets come back down to earth, sometimes painfully. In the first few trading days of 2000, with interest rates continuing to drift up, the market sold off, possibly related to investors who waited for the 2000 tax year to sell stocks with large embedded capital gains.

The market has also been quite narrow. While the averages have gone up, the drivers to those returns have been a fairly narrow group of stocks. RSI expects a moderation in the extreme discrepancy between favored and unfavored stocks in the market. This can come about in two ways: either the market broadens out and the lagging stocks catch up, or the leading stocks lose steam and their P/E multiples contract, and their prices decline. The former would be the preferable outcome, and one which RSI believes is most likely, given the positives the economy and this market have going for them.

RSI's response remains focused on seeking out attractive relative value in both growth and value stocks, with more of the latter surfacing as attractive currently. In the growth camp, RSI continues to embrace technology but is concerned about excessive valuations and would be careful about new commitments unless weakness develops. If a more inflationary environment develops and worldwide economic expansion continues, RSI would expect that cyclical and basic material companies may provide good relative performance. Reflecting this, the Fund is overweighted in aluminum, papers, electrical equipment and capital goods companies. Financial and other interest sensitive groups could become more interesting once interest rates peak or the economy slows.

The views expressed in this report reflect those of the Fund Manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.


                      THE ENTERPRISE Group of Funds, Inc.
32
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PORTFOLIO OF INVESTMENTS
                       ENTERPRISE GROWTH AND INCOME FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                                                             Number
                                                                           of Shares,
                                                                           Contracts
                                                                          or Principal
                                                                             Amount                 Value
Common Stocks -- 90.61%
-----------------------------------------------------------------------------------------------------------------------
Aerospace -- 3.72%
-----------------------------------------------------------------------------------------------------------------------
Honeywell International Inc. .............................................   107,775               $6,217,270
Lockheed Martin Corporation ..............................................     7,100                  155,313
                                                                                                   ----------
                                                                                                    6,372,583
Banking -- 1.13%
-----------------------------------------------------------------------------------------------------------------------
Bank of America Corporation ..............................................     5,884                  295,303
Chase Manhattan Corporation ..............................................    21,002                1,631,593
                                                                                                   ----------
                                                                                                    1,926,896
Broadcasting -- 1.31%
-----------------------------------------------------------------------------------------------------------------------
Time Warner Inc. .........................................................    30,950                2,241,941
Building & Construction -- 3.52%
-----------------------------------------------------------------------------------------------------------------------
Armstrong World Industries Inc. ..........................................    20,600                  687,525
Martin Marietta Materials Inc. ...........................................    32,450                1,330,450
Southdown Inc. ...........................................................    77,622                4,007,236
                                                                                                   ----------
                                                                                                    6,025,211
Chemicals -- 0.48%
-----------------------------------------------------------------------------------------------------------------------
Du Pont (E. I.) de Nemours &
  Company ................................................................    12,400                  816,850
Communications -- 0.02%
-----------------------------------------------------------------------------------------------------------------------
3Com Corporation (a) .....................................................       750                   35,250
Computer Hardware -- 15.24%
-----------------------------------------------------------------------------------------------------------------------
Cisco Systems Inc. (a) ...................................................    12,200                1,306,925
Dallas Semiconductor Corporation .........................................    95,780                6,171,824
EMC Corporation (a) ......................................................    93,200               10,182,100
Hewlett-Packard Company ..................................................     6,100                  695,019
Intel Corporation ........................................................    23,400                1,926,112
International Business Machines
  Corporation ............................................................    45,320                4,894,560
Lexmark International Group Inc.
  (Class A) (a) ..........................................................     1,700                  153,850
Xerox Corporation ........................................................    33,400                  757,762
                                                                                                   ----------
                                                                                                   26,088,152
Computer Services -- 3.44%
-----------------------------------------------------------------------------------------------------------------------
Comverse Technology Inc. (a) .............................................       675                   97,706
Internet Capital Group Inc. (a) ..........................................     5,500                  935,000
Safeguard Scientifics Inc. (a) ...........................................    27,500                4,456,719
Sun Microsystems Inc. (a) ................................................     5,200                  402,675
                                                                                                   ----------
                                                                                                    5,892,100
Computer Software -- 5.71%
-----------------------------------------------------------------------------------------------------------------------
BMC Software Inc. (a) ....................................................    80,075                6,400,995
Cadence Design Systems Inc. (a) ..........................................    37,100                  890,400
Computer Associates International Inc.                                         4,650                  325,209
Sterling Commerce Inc. (a) ...............................................    63,400                2,159,563
                                                                                                   ----------
                                                                                                    9,776,167
Consumer Products -- 1.57%
-----------------------------------------------------------------------------------------------------------------------
Kimberly-Clark Corporation ...............................................    41,250                2,691,563


                                                                              Number
                                                                            of Shares,
                                                                            Contracts
                                                                           or Principal
                                                                              Amount                  Value
Consumer Services -- 0.13%
-----------------------------------------------------------------------------------------------------------------------
United Parcel Service Inc. ...............................................     3,160               $  218,040
Containers/Packaging -- 1.90%
-----------------------------------------------------------------------------------------------------------------------
Smurfit - Stone Container
  Corporation (a) ........................................................   132,500                3,246,250
Crude & Petroleum -- 5.82%
-----------------------------------------------------------------------------------------------------------------------
BP Amoco (ADR) ...........................................................    35,020                2,077,124
Exxon Mobil Corporation ..................................................    43,613                3,513,572
Royal Dutch Petroleum Company
  (ADR) ..................................................................    34,275                2,071,495
Texaco Inc. ..............................................................    42,300                2,297,419
                                                                                                   ----------
                                                                                                    9,959,610
Electrical Equipment -- 4.64%
-----------------------------------------------------------------------------------------------------------------------
Emerson Electric Company .................................................   119,100                6,833,362
General Electric Company .................................................     7,200                1,114,200
                                                                                                   ----------
                                                                                                    7,947,562
Electronics -- 0.90%
-----------------------------------------------------------------------------------------------------------------------
Conexant Systems Inc. (a) ................................................       200                   13,275
Gemstar International Group Ltd. (a) .....................................     3,000                  213,750
PMC-Sierra Inc. (a) ......................................................     8,200                1,314,563
                                                                                                   ----------
                                                                                                    1,541,588
Finance -- 0.08%
-----------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Company Inc. .............................................     1,700                  141,950
Food & Beverages & Tobacco -- 2.21%
-----------------------------------------------------------------------------------------------------------------------
Anheuser Busch Companies Inc. ............................................    44,900                3,182,287
Dole Food Inc. ...........................................................    10,800                  175,500
Philip Morris Companies Inc. .............................................    18,080                  419,230
                                                                                                   ----------
                                                                                                    3,777,017
Machinery -- 3.62%
-----------------------------------------------------------------------------------------------------------------------
Deere & Company ..........................................................    13,000                  563,875
Ingersoll Rand Company ...................................................    74,950                4,126,934
Snap-On Inc. .............................................................    56,400                1,498,125
                                                                                                   ----------
                                                                                                    6,188,934
Manufacturing -- 4.94%
-----------------------------------------------------------------------------------------------------------------------
Corning Inc. .............................................................    54,150                6,981,966
Milacron Inc. ............................................................    17,200                  264,450
Tyco International Ltd. ..................................................    31,100                1,209,012
                                                                                                   ----------
                                                                                                    8,455,428
Metals & Mining -- 2.85%
-----------------------------------------------------------------------------------------------------------------------
Alcoa Inc. ...............................................................    52,750                4,378,250
Potash Corporation Saskatchewan Inc.                                          10,500                  505,969
                                                                                                   ----------
                                                                                                    4,884,219
Misc. Financial Services -- 2.50%
-----------------------------------------------------------------------------------------------------------------------
Citigroup Inc. ...........................................................    39,300                2,183,606
Federal National Mortgage
  Association ............................................................    33,600                2,097,900
                                                                                                   ----------
                                                                                                    4,281,506

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              33
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                       ENTERPRISE GROWTH AND INCOME FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                                  Number
                                                of Shares,
                                                Contracts
                                               or Principal
                                                  Amount               Value
Multi-Line Insurance -- 1.24%
------------------------------------------------------------------------------
American General Corporation ...........         1,100            $     83,462
American International Group Inc. ......        18,838               2,036,859
                                                                  ------------
                                                                     2,120,321
Oil Services -- 0.61%
------------------------------------------------------------------------------
Halliburton Company ....................         9,100                 366,275
Schlumberger Ltd. ......................        10,800                 607,500
Transocean Sedco Forex Inc. ............         2,091                  70,437
                                                                  ------------
                                                                     1,044,212
Pharmaceuticals -- 4.30%
------------------------------------------------------------------------------
Bristol-Myers Squibb Company ...........        31,210               2,003,292
Elan Corporation (ADR) (a) .............        62,950               1,857,025
Johnson & Johnson ......................        22,350               2,081,344
Merck & Company Inc. ...................        12,810                 859,071
Pfizer Inc. ............................        17,400                 564,412
                                                                  ------------
                                                                     7,365,144
Printing & Publishing -- 0.04%
------------------------------------------------------------------------------
McGraw-Hill Companies Inc. .............         1,200                  73,950
Property-Casualty Insurance -- 0.19%
------------------------------------------------------------------------------
Allstate Corporation ...................        13,700                 328,800
Retail -- 7.01%
------------------------------------------------------------------------------
CVS Corporation ........................        52,750               2,106,703
Federated Department Stores Inc. (a) ...        21,200               1,071,925
Safeway Inc. (a) .......................       129,900               4,619,569
Tiffany & Company ......................        47,100               4,203,675
                                                                  ------------
                                                                    12,001,872
Savings and Loan -- 0.89%
------------------------------------------------------------------------------
Washington Mutual Inc. .................        58,400               1,518,400
Technology -- 0.12%
------------------------------------------------------------------------------
Texas Instruments Inc. .................         2,150                 208,281
Telecommunications -- 9.30%
------------------------------------------------------------------------------
GTE Corporation ........................         7,700                 543,331
Lucent Technologies Inc. ...............        25,466               1,905,175
Nortel Networks Corporation ............       110,360              11,146,360
QUALCOMM Inc. (a) ......................            80                  14,090
SBC Communications Inc. ................        27,500               1,340,625
Tellabs Inc. (a) .......................        15,000                 962,813
                                                                  ------------
                                                                    15,912,394
Transportation -- 1.18%
------------------------------------------------------------------------------
FDX Corporation (a) ....................        49,450               2,024,359
                                                                  ------------
Total Common Stocks
(Identified cost $109,705,555)..............................       155,106,550
--------------------------------------------------------------    ------------

                                                  Number
                                                of Shares,
                                                Contracts
                                               or Principal
                                                  Amount               Value
Convertible Preferred Stocks -- 0.27%
-------------------------------------------------------------------------------
Misc. Financial Services -- 0.27%
-------------------------------------------------------------------------------
Kmart Financing (a) ....................        10,500            $    459,375
                                                                  ------------
Total Convertible Preferred Stocks
(Identified cost $635,930)..............................               459,375
-------------------------------------------------------------------------------

Commercial Paper -- 8.15%
-------------------------------------------------------------------------------
Exxon Asset Management Company
  6.47%, due 01/06/00 ..................   $4,000,000                3,996,406
Ford Motor Credit Company
  6.57%, due 01/07/00 ..................    7,000,000                6,992,335
Questar Corporation
  5.10%, due 01/03/11 ..................    2,000,000                1,999,433
Wisconsin Public Service Corporation,
  5.35% due 01/10/00 ...................      960,000                  958,716
                                                                  ------------
Total Commercial Paper
(Identified cost $13,946,890).................................      13,946,890
---------------------------------------------------------------- --------------
Repurchase Agreement -- 0.68%
-------------------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 2.50% due 01/03/00
  Collateral: U.S. Treasury Note
  $1,170,000, 6.625% due 03/31/02
  Value $1,217,483 .....................    1,172,000                1,172,000
                                                                  ------------
Total Repurchase Agreement
(Identified cost $1,172,000)...................................      1,172,000
-------------------------------------------------------------------------------

Call Options Written -- (0.02%)
-------------------------------------------------------------------------------
Nortel Networks Corporation, expires
  January 2000, $95.....................           20                  (19,750)
Nortel Networks Corporation, expires
  March 2000, $95.......................           10                  (14,500)
                                                                  ------------
Total Call Options Written
(Premiums received $20,224)...................................         (34,250)
---------------------------------------------------------------- --------------
Total Investments, Net
(Identified cost $125,460,375)................................    $170,650,565

Other Assets Less Liabilities -- 0.31% .......................         530,930
                                                                  ------------
Net Assets -- 100% ...........................................    $171,181,495
-------------------------------------------------------------------------------

(a) Non-income producing security.
(ADR) American Depository Receipt.

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
34
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-------                                                            -------------
                         ENTERPRISE EQUITY INCOME FUND
-------                                                            -------------

1740 Advisers, Inc.
New York, New York


Investment Management

1740 Advisers has been Fund Manager to the Enterprise Equity Income Fund since its inception. 1740 Advisers is a member of The MONY Group, Inc. (NYSE: MNY) and manages more than $2 billion for institutional clients and its normal investment minimum is $20 million.


Investment Objective

The objective of the Enterprise Equity Income Fund is to seek a combination of growth and income to achieve an above-average and consistent total return.


Investment Strategies

The Equity Income Fund invests primarily in dividend-paying U.S. common stocks. The goal is capital appreciation combined with a high level of current income. Dividend yield relative to the S&P 500 average is used as a discipline and measure of value in selecting stocks for the Fund. To qualify for a purchase, a stock's yield must be greater than the S&P 500's average dividend yield. The stock must be sold within two quarters after its dividend yield falls below that of the S&P average. The effect of this discipline is that a stock will be sold if increases in its annual dividends do not keep pace with increases in its market price.


1999 Performance Review

Technology and telecom, including Internet-related stocks, were the major focus for much of 1999. Basic materials and capital goods joined tech as the only outperformers for the year. The Fund could not own most technology stocks due to little or no dividend yield, but was overweight in the cyclicals.

The technology sector was the only game in town for much of the year. There was good reason for this: investors viewed these companies as being able to grow earnings without the need to raise prices in the no-pricing power environment that many other companies found themselves. These are great companies with very attractive future opportunities and markets, but as happens from time to time, valuations can run ahead of reality. Many investors now believe that it is easy to get rich: buy technology and the Internet. There is usually a problem somewhere down the road when things seem so evident and easy.

The popular coverages are now heavily influenced by technology due to the strong outperformance of these stocks. The average company had much more modest returns in 1999. Many industries and stocks were flat or down for the year, and many experienced bear market size declines. The market risk going forward may not be in these areas, they will sell off some with the rest of the market, but are not as extended as the technology-related names.

The market has had a tremendous unprecedented move -- five straight 20 percent plus years, and 1740 Advisers believes a correction is both needed and healthy. Some broadening of the market away from the single-minded focus on technology would also be very healthy. Many companies are selling at valuations that are much more moderate and at a discount, not only from the leaders, but also from the averages themselves.

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              35
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                         GROWTH OF A $10,000 INVESTMENT


                              [CHART APPEARS HERE]

                                            Lipper
           Enterprise     S&P               Equity Income
           Equity Income  500/Barra         Fund
           Fund - A       Value Index       Index
           ----------     ---------------   ------------------
12/31/89   9526           10000             10000
1990       8745           9315              9488
1991       10805          11416             12020
1992       11721          12618             13191
1993       13297          14965             15149
1994       13233          14871             15010
1995       17652          20373             19488
1996       20805          24854             22990
1997       26647          32305             29234
1998       29612          37047             32677
1999       31744          41760             34045


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE EQUITY INCOME FUND - A         ONE YEAR     FIVE YEAR   TEN YEAR
With Sales Charge                           2.11%        17.97%     12.25%
Without Sales Charge                        7.20%        19.12%     12.79%
S&P 500/Barra Value Index*                 12.72%        22.94%     15.37%
Lipper Equity Income Fund Index*            4.19%        17.80%     13.03%


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE EQUITY INCOME FUND - B               ONE YEAR   5/1/95-12/31/99
With Sales Charge                                 1.55%        17.20%
Without Sales Charge                              6.55%        17.44%
S&P 500/Barra Value Index*                       12.72%        21.48%
Lipper Equity Income Fund Index*                  4.19%        16.72%


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE EQUITY INCOME FUND - C               ONE YEAR   5/1/97-12/31/99
With Sales Charge                                 5.64%        13.21%
Without Sales Charge                              6.64%        13.21%
S&P 500/Barra Value Index*                       12.72%        19.03%
Lipper Equity Income Fund Index*                  4.19%        13.85%


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

                                                ONE YEAR    1/31/98-12/31/99
ENTERPRISE EQUITY INCOME FUND - Y                 7.69%         9.61%
S&P 500/Barra Value Index*                       12.72%        15.09%
Lipper Equity Income Fund Index*                  4.19%         8.31%


The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500/Barra Value Index is an unmanaged capitalization weighted index composed of stocks of S&P 500 with low price-to-book ratios relative to the S&P 500 as a whole. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Equity Income Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Equity Income Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.


Future Investment Strategy

The Equity Income Fund's strategy is emphasizing these neglected parts of the market. Strong world growth may favor the energy and basic materials sectors. Both may have above average earnings gains this year. The same is true of the machinery and capital spending related industries. The drug stocks underperformed in 1999 as growth investors moved toward the tech stocks. Drug stocks and the telecommunication sectors may do better this year. These stocks all have reasonable valuations of rising earnings, above average yields and they have already experienced significant declines. They may also benefit from any broadening of the market or increase in defensiveness by investors.

The views expressed in this report reflect those of the Fund Manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.


                      THE ENTERPRISE Group of Funds, Inc.
36
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PORTFOLIO OF INVESTMENTS
                         ENTERPRISE EQUITY INCOME FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Common Stocks -- 97.89%
-------------------------------------------------------------------------
Aerospace -- 3.77%
-------------------------------------------------------------------------
Honeywell International Inc. ............. 35,000         $  2,019,062
Northrop Grumman Corporation ............. 30,000            1,621,875
United Technologies Corporation .......... 40,000            2,600,000
                                                          ------------
                                                             6,240,937
Automotive -- 2.61%
-------------------------------------------------------------------------
Ford Motor Company ....................... 40,000            2,137,500
General Motors Corporation ............... 30,000            2,180,625
                                                          ------------
                                                             4,318,125
Banking -- 6.56%
-------------------------------------------------------------------------
Bank of America Corporation .............. 25,000            1,254,688
Bank of New York Company Inc. ............ 50,000            2,000,000
Chase Manhattan Corporation .............. 22,000            1,709,125
FleetBoston Financial Corporation ........ 45,000            1,566,563
J. P. Morgan & Company Inc. ..............  5,000              633,125
Mellon Financial Corporation ............. 55,000            1,873,437
Wells Fargo & Company .................... 45,000            1,819,687
                                                          ------------
                                                            10,856,625
Chemicals -- 3.47%
-------------------------------------------------------------------------
Dow Chemical Company ..................... 19,000            2,538,875
Du Pont (E. I.) de Nemours &
  Company ................................ 30,000            1,976,250
Rohm & Haas Company ...................... 30,000            1,220,625
                                                          ------------
                                                             5,735,750
Computer Hardware -- 0.89%
-------------------------------------------------------------------------
Xerox Corporation ........................ 65,000            1,474,688
Conglomerates -- 2.34%
-------------------------------------------------------------------------
Minnesota Mining & Manufacturing
  Company ................................ 20,000            1,957,500
Textron Inc. ............................. 25,000            1,917,188
                                                          ------------
                                                             3,874,688
Consumer Durables -- 0.81%
-------------------------------------------------------------------------
Dana Corporation ......................... 45,000            1,347,188
Consumer Non-Durables -- 1.30%
-------------------------------------------------------------------------
Avon Products Inc. ....................... 65,000            2,145,000
Consumer Products -- 3.63%
-------------------------------------------------------------------------
Colgate-Palmolive Company ................ 40,000            2,600,000
Kimberly-Clark Corporation ............... 22,000            1,435,500
Procter & Gamble Company ................. 18,000            1,972,125
                                                          ------------
                                                             6,007,625

                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Crude & Petroleum -- 6.24%
-------------------------------------------------------------------------
BP Amoco (ADR) ........................... 30,000         $  1,779,375
Chevron Corporation ...................... 19,000            1,645,875
Exxon Mobil Corporation .................. 50,000            4,028,125
Royal Dutch Petroleum Company
  (ADR) .................................. 25,000            1,510,937
Texaco Inc. .............................. 25,000            1,357,813
                                                          ------------
                                                            10,322,125
Electrical Equipment -- 5.25%
-------------------------------------------------------------------------
Emerson Electric Company ................. 30,000            1,721,250
General Electric Company ................. 45,000            6,963,750
                                                          ------------
                                                             8,685,000
Energy -- 6.22%
-------------------------------------------------------------------------
Atlantic Richfield Company ............... 17,000            1,470,500
Consolidated Natural Gas Company ......... 17,000            1,103,938
Duke Energy Corporation .................. 38,000            1,904,750
El Paso Energy Corporation ............... 45,000            1,746,562
Enron Corporation ........................ 40,000            1,775,000
Williams Companies Inc. .................. 75,000            2,292,187
                                                          ------------
                                                            10,292,937
Food & Beverages & Tobacco -- 0.21%
-------------------------------------------------------------------------
Philip Morris Companies Inc. ............. 15,000              347,813
Insurance -- 1.46%
-------------------------------------------------------------------------
Cigna Corporation ........................ 30,000            2,416,875
Machinery -- 3.72%
-------------------------------------------------------------------------
Caterpillar Inc. ......................... 38,000            1,788,375
Deere & Company .......................... 45,000            1,951,875
Pitney Bowes Inc. ........................ 50,000            2,415,625
                                                          ------------
                                                             6,155,875
Manufacturing -- 1.10%
-------------------------------------------------------------------------
Eaton Corporation ........................ 25,000            1,815,625
Metals & Mining -- 1.50%
-------------------------------------------------------------------------
Alcoa Inc. ............................... 30,000            2,490,000
Misc. Financial Services -- 1.95%
-------------------------------------------------------------------------
Citigroup Inc. ........................... 58,000            3,222,625
Multi-Line Insurance -- 0.85%
-------------------------------------------------------------------------
Lincoln National Corporation ............. 35,000            1,400,000
Oil Services -- 4.69%
-------------------------------------------------------------------------
Baker Hughes Inc. ........................ 45,000              947,812
Diamond Offshore Drilling Inc. ........... 40,000            1,222,500
Halliburton Company ...................... 30,000            1,207,500
Kerr-McGee Corporation ................... 30,000            1,860,000
Schlumberger Ltd. ........................ 20,000            1,125,000
Tidewater Inc. ........................... 35,000            1,260,000
Transocean Sedco Forex Inc. ..............  3,872              130,438
                                                          ------------
                                                             7,753,250

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              37
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                         ENTERPRISE EQUITY INCOME FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Paper & Forest Products -- 6.04%
-------------------------------------------------------------------------
Bowater Inc. .............................      35,000    $  1,900,938
Georgia-Pacific Group ....................      50,000       2,537,500
International Paper Company ..............      60,000       3,386,250
Temple-Inland Inc. .......................      33,000       2,175,937
                                                          ------------
                                                            10,000,625
Pharmaceuticals -- 11.69%
-------------------------------------------------------------------------
Abbott Laboratories ......................      45,000       1,634,063
American Home Products Corporation              50,000       1,971,875
Baxter International Inc. ................      30,000       1,884,375
Bristol-Myers Squibb Company .............      30,000       1,925,625
Eli Lilly & Company ......................      25,000       1,662,500
Johnson & Johnson ........................      25,000       2,328,125
Merck & Company Inc. .....................      34,000       2,280,125
Pharmacia & Upjohn Inc. ..................      38,000       1,710,000
Smithkline Beecham (ADR) .................      32,000       2,062,000
Warner-Lambert Company ...................      23,000       1,884,562
                                                          ------------
                                                            19,343,250
Printing & Publishing -- 1.12%
-------------------------------------------------------------------------
McGraw-Hill Companies Inc. ...............      30,000       1,848,750
Property-Casualty Insurance -- 1.36%
-------------------------------------------------------------------------
Chubb Corporation ........................      40,000       2,252,500
Raw Materials -- 3.04%
-------------------------------------------------------------------------
Phelps Dodge Corporation .................      20,000       1,342,500
Reynolds Metals Company ..................      20,000       1,532,500
Weyerhaeuser Company .....................      30,000       2,154,375
                                                          ------------
                                                             5,029,375
Real Estate -- 2.08%
-------------------------------------------------------------------------
Boston Properties Inc. ...................      25,000         778,125
Crescent Real Estate Equities Company           45,000         826,875
Equity Office Properties Trust ...........      40,000         985,000
Equity Residential Properties Trust ......      20,000         853,750
                                                          ------------
                                                             3,443,750
Telecommunications -- 12.10%
-------------------------------------------------------------------------
AT&T Corporation .........................      55,000       2,791,250
Bell Atlantic Corporation ................      45,000       2,770,312
BellSouth Corporation ....................      48,000       2,247,000
Global Crossing Ltd. (a) .................      55,000       2,750,000
GTE Corporation ..........................      32,000       2,258,000
SBC Communications Inc. ..................      55,000       2,681,250
Sprint Corporation .......................      35,000       2,355,938
U. S. West Inc. ..........................      30,000       2,160,000
                                                          ------------
                                                            20,013,750


                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Utilities -- 1.89%
-------------------------------------------------------------------------
CMS Energy Corporation ...................      50,000    $  1,559,375
Edison International .....................      60,000       1,571,250
                                                          ------------
                                                             3,130,625
                                                          ------------
Total Common Stocks
(Identified cost $127,702,464).........................    161,965,376
-------------------------------------------------------------------------

Commercial Paper -- 2.11%
-------------------------------------------------------------------------
Chevron USA Inc.
  5.00% due 01/05/00 ..................... $1,700,000        1,699,056
Windmill Funding Corporation
  6.49% due 01/04/00 .....................  1,800,000        1,799,026
                                                          ------------
Total Commercial Paper
(Identified cost $3,498,082).........................        3,498,082
-------------------------------------------------------------------------

Repurchase Agreement -- 0.11%
-------------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 2.50% due 01/03/00
  Collateral: U.S. Treasury Note
  $180,000, 7.00% due 07/15/06,
  Value $195,946 .........................    183,000          183,000
                                                          ------------
Total Repurchase Agreement
(Identified cost $183,000)...........................          183,000
-------------------------------------------------------------------------

Total Investments
(Identified cost $131,383,546).......................     $165,646,458

Other Assets Less Liabilities -- (0.11)% ............         (186,488)
                                                          ------------
Net Assets -- 100% ..................................     $165,459,970
-------------------------------------------------------------------------

(a) Non-income producing security.
(ADR) American Depository Receipt.


See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
38
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-------                                                            -------------
                     ENTERPRISE INTERNATIONAL GROWTH FUND
-------                                                            -------------

Vontobel USA Inc.
New York, NY


Investment Management

Vontobel USA became portfolio manager on April 1, 1999. Vontobel manages approximately $2 billion and its normal investment minimum is $10 million.


Investment Objective

The objective of the Enterprise International Growth Fund is to seek capital appreciation.


Investment Strategies

The International Growth Fund invests primarily in non-U.S. equity securities that the Fund Manager believes are undervalued. The Fund Manager uses an approach that involves bottom-up stock selection. The Fund Manager looks for companies that are good predictable businesses selling at attractive prices relative to an estimate of intrinsic value. The Fund Manager diversifies investments among European, Australian and Far East ("EAFE") markets.


1999 Performance Review

Vontobel became the portfolio manager on April 1, 1999. The massive sell-off of securities necessary to align the portfolio with Vontobel's investment strategy had a negative impact on performance early in the second quarter. Losses were sustained while selling many securities that did not meet Vontobel's investment criterion, largely due to company fundamentals.

Beginning with the third quarter, there was an underweight in Japan, which had a modestly negative impact on absolute returns, as Japan outperformed Europe in dollar terms. The Fund's underweight in the Japanese banking sector also had a modestly negative impact on returns. Security selection in Japan made a positive contribution to performance, with names like Murata Manufacturing Company, Ltd., Rohm Company, Ltd., NTT Data Corporation, and Takeda Chemical Industries posting significant upticks for the third quarter. The decision to leave the yen position unhedged had a positive impact on returns, allowing investors to participate in the growing international strength of the currency.


A European overweight in the Fund had a slight negative impact on absolute returns. The Fund's European telecommunications stocks, following an upward trend in this sector of the market, made a significant positive contribution to performance. The Fund's holdings represent dominant franchises and market leaders in the telecommunications industry and were selected not on a sector basis but, in keeping with Vontobel's investment discipline, because of the strength of the businesses and the historical track records of consistent earnings growth. A partial hedge against the Euro detracted from returns. This hedge was reduced substantially.

The highest gains in 1999 were realized by companies in emerging Asia. Because Vontobel's style views emerging markets and international developed markets as separate asset classes, the Fund does not generally have emerging markets exposure. This lack of exposure to emerging Asia meant a lack of additional returns above what the EAFE countries provided. Japan was the best performing EAFE market and the Fund's exposure to Japan added to performance, with many long-term core holdings, such as Murata Manufacturing Company, Ltd., and Rohm Company, Ltd., providing returns up to 40 percent. Stocks such as NTT Data Corporation and Hikari Tsushin, Inc., gave the Fund lucrative exposure to the fast-growing mobile telecommunications market in Japan, and they present excellent investment opportunities.

Stock picking in Europe had a positive impact on returns. Many European holdings, such as Mannesmann and Vodafone AirTouch, provided performance well in excess of 20 percent for the year. Telecomm stocks performed extraordinarily well and many of the Fund's holdings exceeded expectations. The Fund's weighting of over 10 percent in European telecomm paid off nicely in 1999. Hedges against the Euro, which were placed at various points throughout the


                      THE ENTERPRISE Group of Funds, Inc.
                                                                              39
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

year, had a net positive impact on returns. The Fund's overweight to Europe versus Asia had been a liability in the third quarter. In the fourth quarter, however, the Fund benefited from Europe's recovery, as the European overweight had a net positive effect on fourth quarter performance.

                         GROWTH OF A $10,000 INVESTMENT

                              [CHART APPEARS HERE]

           Enterprise                        Lipper
           International  MSCI               International
           Growth         EAFE               Fund
           Fund - A       Index              Index
           ----------     ---------------    ------------------
12/31/89   10000          10000              9527
1990       8763           7655               8060
1991       9917           8583               9100
1992       9492           7538               9108
1993       13212          9993               12274
1994       13114          10771              11928
1995       14428          11978              13738
1996       16510          12702              15430
1997       17707          12928              16163
1998       19948          15514              18471
1999       27496          19697              25816

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE INTERNATIONAL GROWTH FUND - A      ONE YEAR     FIVE YEAR   TEN YEAR
With Sales Charge                             33.13%        15.57%      9.95%
Without Sales Charge                          39.76%        16.70%     10.48%
MSCI EAFE Index*                              26.96%        12.83%      7.01%
Lipper International Fund Index*              37.83%        15.96%     10.64%


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE INTERNATIONAL GROWTH FUND - B        ONE YEAR   5/1/95-12/31/99
With Sales Charge                                34.02%        16.88%
Without Sales Charge                             39.02%        17.12%
MSCI EAFE Index*                                 26.96%        12.47%
Lipper International Fund Index*                 37.83%        16.89%

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE INTERNATIONAL GROWTH FUND - C        ONE YEAR   5/1/97-12/31/99
With Sales Charge                                37.95%        19.59%
Without Sales Charge                             38.95%        19.59%
MSCI EAFE Index*                                 26.96%        18.34%
Lipper International Fund Index*                 37.83%        19.74%


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

                                                ONE YEAR    7/31/95-12/31/99
ENTERPRISE INTERNATIONAL GROWTH FUND - Y         40.39%        18.05%
MSCI EAFE Index*                                 26.96%        12.43%
Lipper International Fund Index*                 37.83%        16.16%


The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE) is an unmanaged index composed of the stocks of approximately 1,032 companies traded on 20 stock exchanges from around the world, excluding the USA, Canada, and Latin America. It assumes the reinvestment of dividends and capital gains and excludes fees or expenses. The Lipper International Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper International Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.



                      THE ENTERPRISE Group of Funds, Inc.
40
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Future Investment Strategy

Vontobel believes there is great value left in Europe. The primary focus in European holdings is to invest in market leaders in their respective industries, which remain attractive business and continue to exhibit attractive valuations and good franchises. The earnings progression remains strong, suggesting a potentially positive trend and growth close to 18 percent in the year 2000. Market P/Es of 17x support the belief that there may be multiple economic expansions.

After last year's initial euphoria, Vontobel expects the Euro to be trading close to parity in the coming months. This is not a negative for Europe, either in terms of future profits or for macro factors such as inflation. In fact, it may provide a boost in the export markets for many firms.

In Asia, particularly Japan, there are a lot of good businesses that were penalized with unsatisfactorily low returns. Currently, Asia is at a turning point where Vontobel sees the ability to give higher returns on capital employed. This along with other factors could lead investors to put more money in Asia in the new year. The strong yen is probably a reflection of the strength of the Japanese economy. Belief in real restructurings and a positive worldview on the Japanese economy have most likely been major factors contributing to the rise of the yen in 1999.

As with all international funds, the Enterprise International Growth Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

The views expressed in this report reflect those of the Fund Manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Industry classifications for the portfolio as a percentage of total market value at December 31, 1999 is as follows:
(unaudited)


Industry
Aerospace & Military Technology          1.67%
Appliances & Household Durables          3.04%
Automobiles                              1.29%
Banking                                  6.55%
Beverages & Tobacco                      1.87%
Broadcasting & Publishing                3.31%
Building Materials & Components          2.02%
Business & Public Service               13.45%
Data Processing & Reproduction           2.56%
Electrical & Electronics                 1.10%
Electronic Components, Instruments      11.50%
Energy Sources                           2.35%
Financial Services                       3.75%


Food & Household Products                1.82%
Health & Personal Care                   6.38%
Industrial Components                    0.80%
Insurance                                7.68%
Machinery & Engineering                  0.45%
Merchandising                            3.47%
Multi-Industry                           0.93%
Real Estate                              0.70%
Recreation, Other Consumer Goods         1.38%
Telecommunications                      15.30%
Textiles & Apparels                      0.96%
Cash/Other                               5.67%
                                       ------
  Total                                100.00%
                                       ======


                      THE ENTERPRISE Group of Funds, Inc.
                                                                              41
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PORTFOLIO OF INVESTMENTS
                      ENTERPRISE INTERNATIONAL GROWTH FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                           Number
                                         of Shares
                                        or Principal
                                           Amount        Value
Common Stocks -- 92.10%
-------------------------------------------------------------------
Australia -- 0.45%
-------------------------------------------------------------------
Telstra Corporation Ltd. .............    87,000      $   472,916
Finland -- 3.37%
-------------------------------------------------------------------
Nokia Corporation (ADR) ..............    13,200        2,508,000
Sonera Yhtyma ........................    15,300        1,048,817
                                                      -----------
                                                        3,556,817
France -- 8.21%
-------------------------------------------------------------------
Altran Technologies ..................     2,900        1,752,788
Axa ..................................     8,000        1,115,338
Cap Gemini ...........................     1,298          329,500
CGIP .................................    15,020          983,475
Dassault Systemes ....................    11,200          729,966
L'Oreal ..............................       950          762,236
Louis Vuitton Moet Hennessy ..........     1,300          582,359
Scor .................................    20,600          908,911
Total Fina (Class B) .................     7,700        1,027,749
Valeo ................................     6,000          462,978
                                                      -----------
                                                        8,655,300
Germany -- 3.90%
-------------------------------------------------------------------
Allianz ..............................     2,200          739,092
Bayerische Motoren Werke .............    26,000          793,590
Mannesmann ...........................     7,100        1,712,948
Muenchener Rueckvers .................     3,400          862,412
                                                      -----------
                                                        4,108,042
Hong Kong -- 1.86%
-------------------------------------------------------------------
Dah Sing Financial Group .............   124,000          494,501
SmarTone Telecommunications
  Holdings Ltd. ......................   153,000          738,084
Sun Hung Kai Properties Ltd. .........    70,000          729,401
                                                      -----------
                                                        1,961,986
Ireland -- 1.74%
-------------------------------------------------------------------
Allied Irish Banks ...................    57,800          657,940
CRH ..................................    21,400          462,404
Elan Corporation (ADR) (a) ...........    24,000          708,000
                                                      -----------
                                                        1,828,344
Italy -- 2.43%
-------------------------------------------------------------------
ENI ..................................   105,000          577,514
Pirelli ..............................   142,000          389,794
Telecom Italia .......................    57,200          806,686
TIM ..................................    70,000          782,005
                                                      -----------
                                                        2,555,999
Japan -- 28.00%
-------------------------------------------------------------------
Asatsu-DK Inc. .......................    10,000          675,345
Fuji Photo Film Company ..............     8,000          292,062
Hikari Tsushin Inc. ..................       800        1,605,168
Honda Motor Company Ltd. .............    15,000          557,894
Hoya Corporation .....................     9,000          709,112


                                           Number
                                         of Shares
                                        or Principal
                                           Amount        Value
Mikuni Coca-Cola Bottling
  Company Ltd. .......................    17,000      $   297,837
Murata Manufacturing Company Ltd......    15,000        3,523,539
Nichiei Company Ltd. .................    13,500          293,335
Nintendo Company Ltd. ................     7,000        1,163,355
Nippon Telegraph & Telephone
  Corporation ........................         5           85,642
Nomura Securities Company Ltd. .......    18,000          325,046
NTT Data Corporation .................        80        1,840,071
NTT Mobile Communication
  Network Inc. .......................        92        3,538,808
Rohm Company Ltd. ....................     9,000        3,699,716
Ryohin Keikaku Company Ltd. ..........     5,000        1,003,719
Secom Company Ltd. ...................     6,000          660,664
Seven Eleven Japan ...................     7,000        1,109,915
Shohkoh Fund .........................     2,500          989,772
Sony Corporation .....................     8,000        2,372,516
Takeda Chemical Industries ...........    30,000        1,482,823
Tokyo Broadcasting System Inc. .......    31,000        1,049,819
Tokyo Electron Ltd. ..................    13,000        1,781,345
Yasuda Fire & Marine Insurance
  Company Ltd. .......................    81,000          458,236
                                                      -----------
                                                       29,515,739
Malaysia -- 0.02%
-------------------------------------------------------------------
Malayan Banking Berhad ...............     7,000           24,868
Netherlands -- 8.45%
-------------------------------------------------------------------
Aegon ................................    15,291        1,477,185
Aegon (ADR) ..........................    11,569        1,104,840
ASM Lithography Holdings (a) .........    14,000        1,555,549
Getronics ............................    16,700        1,332,361
Heineken .............................    16,200          790,169
Kempen & Company .....................    13,200          525,232
Philips Electronics ..................     5,992          814,865
Vendex KBB ...........................    27,400          728,676
Wolters Kluwer .......................    17,200          582,168
                                                      -----------
                                                        8,911,045
Norway -- 0.45%
-------------------------------------------------------------------
Tomra Systems ........................    27,900          473,856
Singapore -- 1.58%
-------------------------------------------------------------------
Datacraft Asia Ltd. ..................    53,000          439,900
Singapore Press Holdings Ltd. ........    56,388        1,222,220
                                                      -----------
                                                        1,662,120
Spain -- 0.59%
-------------------------------------------------------------------
Telefonica ...........................    25,000          624,557
Sweden -- 7.01%
-------------------------------------------------------------------
A Com (a) ............................    23,600          538,065
Assa Abloy (Class B) .................   118,260        1,660,838
Connecta (a) .........................     7,500          255,612
Ericsson LM (Class B) ................    18,000        1,157,128
Framtidsfabriken (Class A) (a) .......     3,100          561,053
Hennes & Mauritz (Class B) ...........    45,600        1,527,324

                      THE ENTERPRISE Group of Funds, Inc.
42
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                      ENTERPRISE INTERNATIONAL GROWTH FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                              Number
                                            of Shares
                                           or Principal
                                              Amount         Value
Modern Time Group (Class B) (a) .........    12,500      $    619,932
Securitas (Class B) .....................    35,200           637,067
Svenska Handelsbanken Series A ..........    34,000           427,547
                                                         ------------
                                                            7,384,566
Switzerland -- 7.04%
------------------------------------------------------------------------
Credit Suisse Group .....................    10,400         2,067,198
Nestle ..................................       440           806,054
Pharma Vision 2000 (a) ..................       500           354,833
Roche Holdings ..........................        34           555,172
Roche Holdings Genusschein ..............       220         2,611,317
Schweizerische Rueckversicherungs-
  Gesellschaft ..........................       500         1,027,130
                                                         ------------
                                                            7,421,704
United Kingdom -- 17.00%
------------------------------------------------------------------------
Amvescap ................................    80,000           930,413
BP Amoco (ADR) ..........................    14,600           865,962
British Telecom .........................    42,000         1,017,639
Capita Group ............................    50,300           914,058
CGU .....................................    23,900           385,671
Compass Group ...........................   134,500         1,846,692
Diageo ..................................    37,000           295,245
Dixons Group ............................    40,500           974,753
Hays ....................................    56,600           903,289
HSBC Holdings ...........................    90,100         1,248,721
Invensys ................................   140,900           744,944
Lloyds TSB Group ........................    59,200           735,362
Misys ...................................    94,100         1,460,717
Next ....................................    43,500           417,377
Provident Financial .....................    38,400           426,749
Rentokil Initial ........................   183,100           665,463
Schroders ...............................    28,200           567,571
Securicor ...............................    41,900           106,936
Smithkline Beecham ......................    45,800           580,749
Vodafone AirTouch .......................   225,570         1,124,389
WPP Group ...............................   109,000         1,707,857
                                                         ------------
                                                           17,920,557
                                                         ------------
Total Common Stocks
(Identified cost $68,342,394)........................      97,078,416
-------------------------------------------------------  ------------
Preferred Stock -- 1.14%
------------------------------------------------------------------------
Germany -- 1.14%
------------------------------------------------------------------------
SAP .....................................     2,000         1,204,790
                                                         ------------
Total Preferred Stock
(Identified cost $633,281)...........................       1,204,790
-------------------------------------------------------  ------------


                                              Number
                                            of Shares
                                           or Principal
                                              Amount         Value
Convertible Security -- 0.38%
------------------------------------------------------------------------
United States -- 0.38%
------------------------------------------------------------------------
Salomon Smith Barney Holdings Inc.
  "QUANTO", convertible on
  5/09/00 (a) ........................... $ 400,000      $    400,108
                                                         ------------
Total Convertible Security
(Identified cost $400,000).............................       400,108
------------------------------------------------------- ----------------
Warrants -- 0.31%
------------------------------------------------------------------------
Switzerland -- 0.31%
------------------------------------------------------------------------
Zuercher Kantonalbank Call Warrant
  Expiration 09/15/00 (a)(e) ............   425,000           330,968
                                                         ------------
Total Warrants
(Identified cost $272,686)..........................          330,968
------------------------------------------------------------------------

Repurchase Agreements -- 4.78%
------------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 2.50% due 01/03/00
  Collateral: U.S. Treasury Note
  $5,255,000, 5.50% due 05/31/03,
  Value $5,168,601....................... 5,041,000         5,041,000
                                                         ------------
Total Repurchase Agreements
(Identified cost $5,041,000).......................         5,041,000
------------------------------------------------------------------------

Total Investments
(Identified cost $74,689,361)..........................  $104,055,282

Other Assets Less Liabilities -- 1.29% ................     1,355,707
                                                         ------------
Net Assets -- 100% ....................................  $105,410,989
------------------------------------------------------------------------

(a)  Non-income producing security.
(e) The warrants entitle the fund to purchase 1 share of Credit Suisse Group for every 40 warrants held and 290 CHF until September 15, 2000.
(ADR) American Depository Receipt.


See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              43
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--------------------------------------------------------------------------------

-------------                                                            -------
                           ENTERPRISE INTERNET FUND
-------------                                                            -------

Fred Alger Management, Inc.
New York, New York


Investment Management

Fred Alger Management, Inc., which has approximately $17 billion in assets under management, became the manager of the fund on July 1, 1999, the fund's inception date. Alger's normal investment minimum is $5 million.


Investment Objective

Long-term capital appreciation


Investment Strategies

Under normal conditions, the Internet Fund will invest at least 65 percent of its assets in the equity securities of companies in the Internet, Intranet and "high tech" sectors. In choosing which companies' stock the Fund should purchase, the Fund Manager invests in those companies listed on a U.S. securities exchange or NASDAQ which are engaged in the research, design, development or manufacturing, or engaged to a significant extent in the business of distributing products, processes or services for use with Internet or Intranet related businesses. The Fund may also invest in other "high tech" companies. The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW"), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents. An Intranet is the application of WWW tools and concepts to a company's internal documents and databases. Other "high tech" companies may include firms in the computer, communication, video, electronic, office and factory automation and robotic sectors.


1999 Performance Review

The birth of the Enterprise Internet Fund took place at the start of the third quarter, a period during which the market experienced widespread weakness. After peaking in mid-July, the S&P 500 began a downward trend that resulted in a -6.25 percent return for the quarter. Only gains posted in the technology sector helped to buoy the double-digit losses suffered by consumer staples, financials and transportation stocks and prevented the S&P 500 from slipping even further. Heavy losses were evident in other indices in the third quarter, including the S&P MidCap 400 Index, -8.40 percent, and the Russell 2000 Index, -6.64 percent.

A variety of bearish indicators also appeared. On August 24, the Federal Reserve raised both the Fed Funds rate and the discount rate by 0.25 percent. During September, the Dow broke below the key 10,400 support level, the S&P 500 broke below its 200-day moving average line and the advance-decline line continued to be very weak. Technology stocks also finally broke down during the last month of the third quarter, leading the market downward.

After an anemic third quarter, however, domestic equity markets bounced back in vigorous fashion. Growth stocks continued to significantly outperform value stocks, and technology companies persisted as the clear market leaders. And while large cap stocks continued to perform well, their smaller counterparts were the obvious market standouts. Most major equity indices across all market capitalizations generated strong double-digit returns during the final three months of the year, ensuring that 1999 was yet another successful year for stock investors.

1999 was a particularly good year for investors in the Fund. Fortunately, the Fund was well positioned to benefit from the strong performance of certain segments of the market. Alger's growth stock philosophy was of great benefit during a year in which value severely underperformed growth.

In addition, the Fund was heavily weighted in technology companies throughout the year. Stocks such as Yahoo!, Microsoft and America Online fueled much of the Fund's gains. Technology stocks were the clear market leaders in 1999, thus making the Fund extremely well positioned for the strong bull market. Specifically, the boom in Internet


                      THE ENTERPRISE Group of Funds, Inc.
44
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

stocks was of great benefit to the Fund. Exceptional stock picking and a number of superb July IPO allocations also account for the excellent performance.

The returns generated by the Fund were heavily impacted by the inclusion of numerous IPOs during the month of July. Without exception, all of the IPO allocations during July produced positive returns for the Fund. In many cases these returns were exceptionally high, and in many cases large percentages of the IPO allocations were eliminated from the Fund within a day or two of their purchase. Examples of IPO allocations that more than doubled in price and were completely or partially liquidated within two days of purchase include:
Efficient Networks Inc., Gadzoox Networks Inc., and Drugstore.com Inc.

In total, the IPOs accounted for virtually all of the Fund's gains of 65.2 percent during the month of July in what was otherwise an anemic month for technology stocks. Better than normal IPO allocations for Fred Alger Management and unusually strong IPO performance help to account for the tremendous returns. Also, the relatively small asset size of the Fund during its first month of existence greatly exaggerated the impact of IPOs on performance. The exceptional returns produced by the Fund during the month of July were a one-time anomaly and will be virtually impossible to reproduce.

IPOs did not impact the returns generated by the Fund after July 31, 1999. No new IPOs were added to the Fund after the end of July. Therefore, August, September and fourth quarter return figures are IPO-free.



                                   [GRAPHIC]




                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              45
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--------------------------------------------------------------------------------

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                         GROWTH OF A $10,000 INVESTMENT

                              [CHART APPEARS HERE]

                Enterprise             S&P          Lipper
                Internet               500          Science & Technology
                Fund - A               Index        Index
                -----------------      -----        --------------------
7/1/99          9523                   10000        10000
12/31/99        30551                  10770        16798



                            CUMULATIVE TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE INTERNET FUND - A                    7/1/99-12/31/99
With Sales Charge                                   205.52%
Without Sales Charge                                220.79%
S&P 500 Index*                                        7.70%
Lipper Science & Technology Index*                   67.98%


                            CUMULATIVE TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE INTERNET FUND - B                    7/1/99-12/31/99
With Sales Charge                                   215.09%
Without Sales Charge                                220.09%
S&P 500 Index*                                        7.70%
Lipper Science & Technology Index*                   67.98%


                            CUMULATIVE TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE INTERNET FUND - C                     7/1/99-12/31/99
With Sales Charge                                    219.09%
Without Sales Charge                                 220.09%
S&P 500 Index*                                         7.70%
Lipper Science & Technology Index*                    67.98%


                            CUMULATIVE TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE INTERNET FUND - Y                   7/1/99-12/31/99
Cumulative Return                                  221.79%
S&P 500 Index*                                       7.70%
Lipper Science & Technology Index*                  67.98%


The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The Lipper Science & Technology Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Science & Technology Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.


Future Investment Strategy

The economy of 2000 is likely to resemble the economy of 1999, but it will probably not grow as rapidly. This is an inevitable by-product of higher interest rates. Despite this, there are factors that may keep the economy moving along at a decent rate: low unemployment, good wage gains, and positive psychology. Inflation may remain subdued as a result of continually increasing productivity and the slowing of economic growth. The flattening of oil prices and the impact of the Internet on pricing may also help subdue inflation.

Interest rates may eventually fall, at some point, responding to the slowing economy and the dropping inflation. Presently, interest rates are being held up artificially by concerns about the actions of the Fed. If the Fed lays off, interest rates may drop.

Corporate earnings may probably not be as strong in 2000 as in 1999. The top-down forecast for S&P earnings is an increase of 10 percent, which is lower than the 14 percent estimated for this year. It would be logical to assume that the market will rise less vigorously as well.


                      THE ENTERPRISE Group of Funds, Inc.
46
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Should market conditions become neutral or favorable, Alger expects that the Internet Fund may continue to outperform broad market averages. Technology stocks may continue to do well next year, as this is one of the few areas of the economy which is truly booming. Consequently, despite high valuation, rapidly growing companies may remain the best place to invest, with IT companies in the vanguard. Alger's reliance on comprehensive, in-house fundamental research may ensure the Fund remains stocked with the most appealing growth investments in the technology sector.

The Enterprise Internet Fund is a sector fund that focuses on equities in a specific industry and therefore concentrates its investments in fewer stocks within the industry than a typical common stock fund would. This strategy may result in more volatility than the typical growth stock fund because while individual company stock risk is reduced through diversification, industry risk can be magnified. In addition, some Internet-related stocks have shown extreme volatility, trading in a broad range of share prices daily.

The views expressed in this report reflect those of the Fund Manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.





                                   [GRAPHIC]




                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.
                                                                              47
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PORTFOLIO OF INVESTMENTS
                            ENTERPRISE INTERNET FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Common Stocks -- 88.08%
------------------------------------------------------------------------
Advertising -- 2.52%
------------------------------------------------------------------------
DoubleClick Inc. (a) .....................   26,200       $  6,630,238
Broadcasting -- 1.39%
------------------------------------------------------------------------
EchoStar Communications Corporation
  (Class A) (a) ..........................   37,500          3,656,250
Cable -- 0.63%
------------------------------------------------------------------------
Comcast Corporation (a) ..................   16,200            819,113
Cox Communications Inc.
  (Class A) (a) ..........................   16,500            849,750
                                                          ------------
                                                             1,668,863
Communications -- 4.03%
------------------------------------------------------------------------
Brocade Communications Systems
  Inc. (a) ...............................   30,700          5,433,900
Cobalt Networks Inc. (a) .................   47,700          5,169,487
                                                          ------------
                                                            10,603,387
Computer Hardware -- 1.53%
------------------------------------------------------------------------
Cisco Systems Inc. (a) ...................   24,100          2,581,713
Dell Computer Corporation (a) ............   28,200          1,438,200
                                                          ------------
                                                             4,019,913
Computer Services -- 32.06%
------------------------------------------------------------------------
America Online Inc. (a) .................. 155,300          11,715,444
Ariba Inc. (a) ...........................  46,600           8,265,675
ASM Lithography Holding (a) ..............   7,800             887,250
At Home Corporation (a) ..................  70,000           3,001,250
CMGI Inc. (a) ............................  12,000           3,322,500
CNET Inc. (a) ............................  40,200           2,281,350
Critical Path Inc. (a) ...................  24,500           2,312,187
Digital Islands (a) ......................  48,000           4,566,000
InfoSpace.Com Inc. (a) ...................  22,000           4,708,000
Inktomi Corporation (a) ..................  37,800           3,354,750
Internet Capital Group Inc. (a) ..........  38,600           6,562,000
McAfee.com Corporation (a) ...............  25,000           1,125,000
Redback Networks, Inc. (a) ...............  13,300           2,360,750
Sun Microsystems Inc. (a) ................  47,800           3,701,512
Talk City Inc. (a) .......................  47,500           1,240,938
VeriSign Inc. (a) ........................  35,200           6,721,000
VerticalNet Inc. (a) .....................  35,800           5,871,200
Yahoo! Inc. (a) ..........................  28,700          12,418,131
                                                          ------------
                                                            84,414,937
Computer Software -- 23.49%
------------------------------------------------------------------------
Alteon WebSystems Inc. (a) ...............  20,600           1,807,650
Art Technology Group Inc. (a) ............  25,000           3,203,125
Broadbase Software Inc. (a) ..............  22,000           2,475,000
Broadvision Inc. (a) .....................  31,000           5,271,937
Commerce One, Inc. (a) ...................  33,000           6,484,500
Exodus Communications Inc. (a) ...........  82,800           7,353,675
InterNAP Network Services
  Corporation (a) ........................  20,000           3,460,000
Legato Systems Inc. (a) ..................  34,600           2,380,913


                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Liberate Technologies (a) ................  11,200        $  2,878,400
Microsoft Corporation (a) ................  59,100           6,899,925
Phone.Com Inc. (a) .......................  56,600           6,562,062
RealNetworks Inc. (a) ....................  13,700           1,648,281
Red Hat Inc. (a) .........................  11,000           2,323,750
Viador Inc. (a) ..........................  35,500           1,504,313
Vignette Corporation (a) .................  46,600           7,595,800
                                                          ------------
                                                            61,849,331
Electrical Equipment -- 0.44%
------------------------------------------------------------------------
Teradyne Inc.(a) .........................  17,600           1,161,600
Electronics -- 7.40%
------------------------------------------------------------------------
Altera Corporation (a) ...................  20,400           1,011,075
Applied Micro Circuits
  Corporation (a) ........................  35,300           4,491,925
Broadcom Corporation (Class A) (a) .......  13,300           3,622,587
Conexant Systems Inc. (a) ................  44,500           2,953,688
PMC-Sierra Inc. (a) ......................  27,200           4,360,500
SDL Inc. (a) .............................  14,000           3,052,000
                                                          ------------
                                                            19,491,775
Machinery -- 0.24%
------------------------------------------------------------------------
Applied Materials Inc. (a) ...............   4,900             620,769
Retail -- 4.46%
------------------------------------------------------------------------
Amazon.com Inc. (a) ......................  27,400           2,085,825
eBay Inc. (a) ............................  49,900           6,246,856
FreeMarkets Inc. (a) .....................  10,000           3,413,125
                                                          ------------
                                                            11,745,806
Technology -- 2.53%
------------------------------------------------------------------------
Linear Technology Corporation ............  12,900             923,156
Network Appliance Inc. (a) ...............  45,600           3,787,650
Texas Instruments Inc. ...................   8,200             794,375
Xilinx Inc. (a) ..........................  25,200           1,145,813
                                                          ------------
                                                             6,650,994
Telecommunications -- 5.50%
------------------------------------------------------------------------
Ciena Corporation (a) ....................  47,000           2,702,500
Efficient Networks Inc. (a) ..............  37,500           2,550,000
Lucent Technologies Inc. .................  34,500           2,581,031
Next Level Communications Inc. (a) .......  24,000           1,797,000
QUALCOMM Inc. (a) ........................  13,600           2,395,300
Sycamore Networks Inc. (a) ...............   7,950           2,448,600
                                                          ------------
                                                            14,474,431
Wireless Communications -- 1.86%
------------------------------------------------------------------------
Digital Microwave Corporation (a) ........  60,000           1,406,250
Motorola Inc. ............................  19,000           2,797,750
Nokia Corporation (ADR) ..................   3,700             703,000
                                                          ------------
                                                             4,907,000
                                                          ------------
Total Common Stocks
(Identified cost $146,407,938).....................        231,895,294
------------------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.
48
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                            ENTERPRISE INTERNET FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                         Number
                                       of Shares
                                      or Principal
                                         Amount        Value
Commercial Paper -- 10.11%
-----------------------------------------------------------------
AES Hawaii Inc.
  6.60% due 01/12/00 ...............  $ 2,400,000   $ 2,395,160
Austra Corporation
  7.07% due 01/10/00 ...............    2,000,000     1,996,465
Merrill Lynch & Company Inc. 5.55%
  due 01/27/00 .....................    8,500,000     8,465,929
Standard Life Assurance Company
  6.45% due 01/12/00 ...............   10,000,000     9,980,291
Textron Financial Corporation
  6.90% due 01/14/00 ...............    3,800,000     3,790,532
                                                    -----------
Total Commercial Paper
(Identified cost $26,628,377)...................     26,628,377
--------------------------------------------------  -----------
Repurchase Agreement -- 1.04%
-----------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 2.50% due 01/03/00
  Collateral: U.S. Treasury Note
  $2,725,000, 7.50% due 11/15/01,
  Value $2,833,139 .................    2,747,000     2,747,000
                                                    -----------
Total Repurchase Agreement
(Identified cost $2,747,000)....................      2,747,000
--------------------------------------------------  -----------




                                                     Value
Total Investments
(Identified cost $175,783,315)..................  $261,270,671
Other Assets Less Liabilities -- 0.77% .........     2,016,855
                                                  ------------
Net Assets -- 100% .............................  $263,287,526
------------------------------------------------  ------------

(a) Non-income producing security.
(ADR) American Depository Receipt.


See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              49
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-------------                                                            -------
                   ENTERPRISE GLOBAL FINANCIAL SERVICES FUND
-------------                                                            -------

Sanford C. Bernstein & Co., Inc.
New York, New York


Investment Management

Sanford C. Bernstein & Co., Inc., which has approximately $88 billion in assets under management, became manager of the Fund on October 1, 1998, the Fund's inception date. Bernstein's normal investment minimum is $5 million.


Investment Objective

The objective of the Enterprise Global Financial Services Fund is to seek capital appreciation.


Investment Strategies

The Global Financial Services Fund invests primarily in the domestic and foreign financial services industry by normally investing in companies domiciled in the U.S. and in at least three other countries. The Fund considers a financial services company to be a firm that in its most recent fiscal year either (i) derived at least 50 percent of its revenues or earnings from financial services activities, or (ii) devoted at least 50 percent of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; credit card companies; government sponsored financial enterprises; investment companies; insurance brokerage; and various firms in all segments of the insurance industry such as multi-line property and casualty, life insurance companies and insurance holding companies. The Fund Manager selects securities by combining fundamental and quantitative research to identify securities of financial services companies that are attractively priced relative to their expected returns. Its research analysts employ a long-term approach to forecasting the earnings and growth potential of companies and attempt to construct global portfolios that produce maximum returns at a given risk level.


1999 Performance Review

Stock selection reduced relative returns for the year. Most significantly, the Fund's defensive positioning in the U.S. detracted from performance. The Fund was underweight investment banks and commercial banks in the U.S. because their rich valuations reflected investor reliance on continued strong earnings and revenue growth due to capital-markets activity; in Bernstein's view, this strong level cannot be sustained, so the stocks represent considerable risk at current prices. The Fund was overweight regional banks, which were much more attractively valued and generally less exposed to a slow-down in capital markets activity. In the second half of the year, however, the regional banks traded down sharply on concerns about interest-margin compression. Bernstein believes that this creates an opportunity: The bank's stock prices are lower, but Bernstein's earnings forecasts for them are unchanged. Bernstein was already assuming that banks' interest spreads would contract from recent levels and that banks would have to charge off a somewhat higher percentage of loans than they have had to during the recent economic boom. Interest-rate concerns have also negatively impacted the Fund's insurance holdings, which tend to have large bond portfolios and whose earnings are sensitive to changes in the inflation rate. This has created an attractive opportunity in some well reserved insurance companies that are poised to benefit from an improving pricing environment.

Concerns about falling profits in credit cards has continued to hurt Bank One's stock price, while the stock price of First Union has suffered from concerns about merger integration. In both these cases, Bernstein believes that the stock market reaction has been severe and that even with potentially lower earnings, these stocks trade at very attractive valuations.

Outside the U.S., the Fund's holdings in Italy and Japan outperformed on excitement about ongoing consolidation and restructuring activity in the financial services sector. In France, Germany, Hong Kong, the Netherlands, Singapore, Switzerland and the U.K., the Fund's value stocks underperformed.


                      THE ENTERPRISE Group of Funds, Inc.
50
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Country selection enhanced relative performance primarily because of our underweight position in Belgium and Ireland, two very narrow markets. This premium was partly offset by our decision to invest in Canada. We invested in Canada because it offers several very attractive value opportunities.

Currency management reduced relative performance: In a period when the U.S. dollar was strengthening, the Fund's overweight position in foreign currencies reduced returns.

                         GROWTH OF A $10,000 INVESTMENT

                              [CHART APPEARS HERE]

                Enterprise             S&P          Lipper
                Global Financial       500          Financial Services
                Services Fund - A      Index        Fund Index
                -----------------      -----        ------------------
10/1/98         9523                   10000        10000
12/31/98        11523                  12129        11916
1999            10946                  14680        11393



                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE GLOBAL FINANCIAL SERVICES FUND - A   ONE YEAR   10/1/98-12/31/99
With Sales Charge                                -9.50%         7.51%
Without Sales Charge                             -5.01%        11.79%
S&P 500 Index*                                   21.03%        35.88%
Lipper Financial Services Fund Index*            -4.39%        10.98%


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE GLOBAL FINANCIAL SERVICES FUND - B   ONE YEAR   10/1/98-12/31/98
With Sales Charge                               -10.22%         7.90%
Without Sales Charge                             -5.50%        11.03%
S&P 500 Index*                                   21.03%        35.88%
Lipper Financial Services Fund Index*            -4.39%        10.98%


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE GLOBAL FINANCIAL SERVICES FUND - C   ONE YEAR   10/1/98-12/31/98
With Sales Charge                                -6.26%        11.21%
Without Sales Charge                             -5.31%        11.21%
S&P 500 Index*                                   21.03%        35.88%
Lipper Financial Services Fund Index*            -4.39%        10.98%


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

                                                ONE YEAR   10/1/98-12/31/99
ENTERPRISE GLOBAL  FINANCIAL SERVICES FUND - Y    -4.51%        12.26%
S&P 500 Index*                                    21.03%        35.88%
Lipper Financial Services Fund Index*             -4.39%        10.98%


The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The S&P 500 Index replaces the S&P 500 Financial Services Index as the broad-based comparison to the Fund as it more appropriately reflects the braod-based market. During 1999, an investment in the above hypothetical account decreased by $577 compared to an increase of $2,551 and an increase of the $436 in the S&P 500 Index and the S&P Financial Services Index, respectively. The Lipper Financial Services Fund Index is an unmanaged index of the 10 largest funds, based on total year-end net asset value, in the Lipper Financial Services Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.



                      THE ENTERPRISE Group of Funds, Inc.
                                                                              51
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Future Investment Strategy

The financial services industry continues to offer an interesting investment opportunity. Good long-term demand growth by baby boomers as well as restructuring and M&A activity globally may continue to benefit shareholders. In the near term, interest-rate concerns are hurting returns for financial services stocks, particularly banks. Bernstein believes that this creates an opportunity, because the stock prices are lower, but its earnings forecasts are unchanged. Bernstein was already assuming that banks' interest spreads would contract from recent levels and that banks would have to charge off a somewhat higher percentage of loans than they have had to during the recent economic boom. Apart from creating an attractive buying opportunity, lower prices may also cause a quickening in the pace of M&A activity. Bernstein, however, does not forecast transactions, although a value portfolio is likely to benefit from takeovers over time. Value investing requires patience.

As with all global funds, the Enterprise Global Financial Services Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

The views expressed in this report reflect those of the Fund Manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.



                                   [GRAPHIC]




                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.
52
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                           PORTFOLIO OF INVESTMENTS
                   ENTERPRISE GLOBAL FINANCIAL SERVICES FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                              Number
                                            of Shares
                                           or Principal
                                              Amount        Value
Common Stocks -- 67.94%
----------------------------------------------------------------------
Banking -- 32.28%
----------------------------------------------------------------------
Bank of America Corporation ............. 21,800         $1,094,087
Bank One Corporation .................... 18,000            577,125
Chase Manhattan Corporation .............  5,200            403,975
First Union Corporation ................. 18,200            597,187
FleetBoston Financial Corporation ....... 18,314            637,556
J.P. Morgan & Company Inc. ..............  1,500            189,938
KeyCorp ................................. 18,000            398,250
National City Corporation ............... 19,900            471,381
PNC Bank Corporation .................... 10,100            449,450
Wells Fargo & Company ...................  8,850            357,872
                                                         ----------
                                                          5,176,821
Finance -- 1.09%
----------------------------------------------------------------------
Household International Inc. ............  4,700            175,075
Insurance -- 0.30%
----------------------------------------------------------------------
Jefferson-Pilot Corporation .............    700             47,775
Life Insurance -- 1.29%
----------------------------------------------------------------------
Torchmark Corporation ...................  7,100            206,344
Misc. Financial Services -- 13.73%
----------------------------------------------------------------------
Ambac Financial Group Inc. ..............  6,100            318,344
American Express Company ................  1,600            266,000
Citigroup Inc. .......................... 14,075            782,042
Countrywide Credit Industries Inc. ......    500             12,625
Federal National Mortgage Association....  8,600            536,962
MBIA Inc. ...............................  5,400            285,188
                                                         ----------
                                                          2,201,161
Multi-Line Insurance -- 11.73%
----------------------------------------------------------------------
American General Corporation ............  4,100            311,087
American International Group Inc. ....... 10,050          1,086,656
Hartford Financial Services Group Inc....  5,100            241,613
Lincoln National Corporation ............  1,300             52,000
SAFECO Corporation ......................  7,600            189,050
                                                         ----------
                                                          1,880,406
Property-Casualty Insurance -- 4.52%
----------------------------------------------------------------------
Allstate Corporation ....................  6,600            158,400
Chubb Corporation .......................  7,600            427,975
St. Paul Companies Inc. .................  4,100            138,119
                                                         ----------
                                                            724,494
Savings and Loan -- 3.00%
----------------------------------------------------------------------
Golden West Financial Corporation ....... 10,500            351,750
Washington Mutual Inc. ..................  5,000            130,000
                                                         ----------
                                                            481,750
                                                         ----------
Total Common Stocks
(Identified cost $11,394,651).............................10,893,826
----------------------------------------------------------------------

                                              Number
                                            of Shares
                                           or Principal
                                              Amount        Value
Foreign Stocks -- 29.25%
----------------------------------------------------------------------
Banking -- 11.21%
----------------------------------------------------------------------
Austria -- 0.11%
----------------------------------------------------------------------
Bank Austria ............................    300         $   16,923
Canada -- 0.74%
----------------------------------------------------------------------
Bank of Nova Scotia Halifax .............  2,500             53,776
National Bank of Canada .................  5,100             65,362
France -- 0.66%
----------------------------------------------------------------------
Banque Nationale de Paris ...............  1,150            106,114
Germany -- 1.52%
----------------------------------------------------------------------
Commerzbank .............................  5,400            198,277
IKB Deutsche Industriebank ..............  2,600             45,572
Italy -- 1.34%
----------------------------------------------------------------------
Banca Commerciale Italiana ..............  2,000             10,880
Banca Popolare Di Bergamo Credito
  Varesino ..............................  3,000             69,386
Banca Popolare Di Milano ................  5,000             38,934
San Paolo IMI ...........................  7,000             95,124
Japan -- 5.01%
----------------------------------------------------------------------
Bank of Iwate Ltd. ......................    500             20,554
Eighteenth Bank Ltd. .................... 59,000            217,128
Kita-Nippon Bank Ltd. ...................  1,000             48,449
Mitsui Trust & Banking Company Ltd. ..... 94,000            212,528
Nanto Bank Ltd. ......................... 27,000            198,199
Tokai Bank Ltd. ......................... 15,000             94,548
Yamanashi Chuo Bank Ltd. ................  3,000             12,039
Norway -- 0.09%
----------------------------------------------------------------------
Christiania Bank Og Kreditkasse .........  2,000              9,866
Sparebanken .............................    200              4,645
Portugal -- 0.16%
----------------------------------------------------------------------
Banco Espirito Santo ....................    900             25,295
Singapore -- 0.48%
----------------------------------------------------------------------
Overseas Union Bank Ltd. ................  7,308             42,782
Singapore Land Ltd. .....................  6,000             15,779
United Overseas Bank ....................  2,112             18,641
Spain -- 1.10%
----------------------------------------------------------------------
Argentaria ..............................  7,500            176,261
                                                         ----------
                                                          1,797,062
Insurance -- 2.15%
----------------------------------------------------------------------
United Kingdom -- 2.15%
----------------------------------------------------------------------
Royal & Sun Alliance Insurance Group .... 46,090            345,444

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              53
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                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                   ENTERPRISE GLOBAL FINANCIAL SERVICES FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Misc. Financial Services -- 9.19%
------------------------------------------------------------------------
Australia -- 0.95%
------------------------------------------------------------------------
Westfield Trust New Shares ...............     2,763      $     5,333
Westfield Trust Units ....................    74,500          146,239
France -- 0.23%
------------------------------------------------------------------------
Simco ....................................       450           36,423
Germany -- 0.70%
------------------------------------------------------------------------
Deutsche Pfandbriefbank ..................     1,500          112,118
Hong Kong -- 1.19%
------------------------------------------------------------------------
Amoy Properties Ltd. .....................   118,000           99,428
Dao Heng Bank Group Ltd. .................     8,000           41,268
Hang Lung Development Company Ltd.            44,000           49,810
Japan -- 1.68%
------------------------------------------------------------------------
Daiwa Securities Group Inc. ..............     4,000           62,602
San-in Godo Bank Ltd. ....................    33,000          207,360
Netherlands -- 2.11%
------------------------------------------------------------------------
ING Groep ................................     2,875          173,594
Wereldhave ...............................     3,675          165,295
Sweden -- 0.51%
------------------------------------------------------------------------
Tornet Fastighets ........................     5,900           81,819
Switzerland -- 1.82%
------------------------------------------------------------------------
Schweizerische Rueckversicherungs-
  Gesellschaft ...........................        60          123,256
UBS ......................................       625          168,781
                                                          -----------
                                                            1,473,326
Multi-Line Insurance -- 3.85%
------------------------------------------------------------------------
France -- 0.44%
------------------------------------------------------------------------
Scor .....................................     1,600           70,595
Germany -- 0.83%
------------------------------------------------------------------------
Hannover Rueckversicherungs ..............     1,050           80,915
Mannheimer Aktiengesellschaft ............       950           51,123
Switzerland -- 0.49%
------------------------------------------------------------------------
Baloise Holding Ltd. .....................       100           78,691
United Kingdom -- 2.09%
------------------------------------------------------------------------
CGU ......................................    20,800          335,647
                                                          -----------
                                                              616,971
Property-Casualty Insurance -- 0.80%
------------------------------------------------------------------------
France -- 0.41%
------------------------------------------------------------------------
AGF (Assurances Generales de France) .....     1,200           65,034
Italy -- 0.39%
------------------------------------------------------------------------
Unipol ...................................    11,000           45,653
Unipol (Preferred) .......................     8,000           17,488
                                                          -----------
                                                              128,175


                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Real Estate -- 2.05%
------------------------------------------------------------------------
Italy -- 0.01%
------------------------------------------------------------------------
Beni Stabili Spa .........................     4,000      $     1,410
Singapore -- 0.06%
------------------------------------------------------------------------
Keppel Land Ltd. .........................     6,000            9,835
United Kingdom -- 1.98%
------------------------------------------------------------------------
MEPC .....................................    42,400          318,473
                                                          -----------
                                                              329,718
                                                          -----------
Total Foreign Stocks
(Identified cost $4,467,133 )...........................    4,690,696
-------------------------------------------------------- ---------------
Repurchase Agreement -- 5.04%
------------------------------------------------------------------------
State Street Bank & Trust
  Repurchase Agreement, 2.50% due
  01/03/00
  Collateral: U.S. Treasury Note
  $795,000, 7.25% due 05/15/04
  Value $834,242 ......................... $809,000           809,000
                                                          -----------
Total Repurchase Agreement
(Identified cost $809,000).........................           809,000
------------------------------------------------------------------------

Total Investments
(Identified cost $16,670,784)...........................  $16,393,522
Other Assets Less Liabilities -- (2.23)% ...............     (358,334)
                                                          -----------
Net Assets -- 100% .....................................  $16,035,188
------------------------------------------------------------------------

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
54
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-------                                                            -------------
                            ENTERPRISE MANAGED FUND
-------                                                            -------------

OpCap Advisors, Inc.
New York, New York


Sanford C. Bernstein & Co., Inc.
New York, New York


Investment Management

OpCap Advisors, a wholly owned subsidiary of Oppenheimer Capital, became Fund Manager to the Enterprise Managed Fund on October 1, 1994. Oppenheimer Capital manages approximately $52 billion for institutional clients, and its normal investment minimum is $20 million.

Sanford C. Bernstein & Co., Inc., which has approximately $88 billion in assets under management, became co-portfolio manager of the Fund on November 1, 1999. Bernstein's normal investment minimum is $5 million.


Investment Objective

The objective of the Enterprise Managed Fund is to seek growth of capital over time.


Investment Strategies

The Managed Fund invests in a diversified portfolio of common stocks, bonds and cash equivalents. The allocation of the Fund's assets among the different types of permitted investments will vary from time to time based upon economic and market trends and the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Fund's assets that may, at any given time, be invested in any specific types of investments. However, the Fund invests primarily in equity securities at times when the Fund Managers believe that the best investment values are available in the equity markets. The Fund may invest almost all of its assets in high-quality short-term money market and cash equivalent to preserve capital. Consequently, while the Fund will earn income to the extent it is invested in bonds or cash equivalents, the Fund does not have any specific income objective. The bonds in which the Fund may invest will normally be investment grade intermediate to long-term U.S. Government and corporate debt.


1999 Performance Review -- OpCap Advisors

In 1999 the U.S. stock market continued to advance strongly. The S&P 500 Index rose 21.0 percent, returning more than 20 percent for a record fifth consecutive year. Even as the popular indexes kept hitting new highs, however, the U.S. market was characterized by two contradictory trends: the rapid escalation of technology stocks, especially those associated with the Internet and e-commerce, and the only modest gains or even price declines for many stocks in other industry sectors.

More than half the stocks on the New York Stock Exchange actually declined in price during the year, and the Russell 1000 Value Index, a widely followed large cap value benchmark, rose a relatively modest 6.7 percent in 1999 even though many of the companies in the index continued to generate strong earnings growth. Performance disparities among industry sectors and types of stocks are hardly new. Nonetheless, few such disparities have been as extreme as that which occurred during 1999 between the high-flying tech stocks and the rest of the market. The outperformance of technology stocks became most pronounced in the fourth quarter, when the S&P 500 rose 14.9 percent while the tech-heavy NASDAQ composite delivered a total return of 48.3 percent.

Much of the current fervor surrounding tech stocks stems from the explosive growth potential of e-commerce and other tech-related businesses. Internet-related stocks such as America Online, Yahoo!, Amazon and eBay advanced more than 20 percent in December alone, even though many of these companies have yet to earn any profit and are expected to remain unprofitable in the near term. This lack of current earnings, and uncertainty over when earnings will occur, makes these stocks risky and even undesirable for investors who are not simply chasing the upward momentum of stocks that keep rising with little or no direct relationship to fundamentals.

OpCap has always been thoughtful in its value style to consider companies across the breadth of the market, including technology companies. And, in fact, the Fund made money on several of the more established technology stocks during the past year -- companies with strong market positions and improving profitability. However, in the current


                      THE ENTERPRISE Group of Funds, Inc.
                                                                              55
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ebullient market for tech stocks, it has become increasingly difficult to find value in the sector. As a result, the Fund's investment results trailed the S&P 500 and other major market indexes due in part to an underweighting in the technology sector.

Whether the current tech stock craze turns out to be a bubble that bursts remains to be seen. Even if it does burst, however, the technology industry will continue to grow and create enormous economic wealth. OpCap's challenge as value investors, therefore, is to identify solid companies that stand to benefit from this growth. In recent months, OpCap has intensified research efforts aimed at buying technology companies with staying power and where share prices bear some reasonable relationship to underlying value. OpCap bought several such stocks and will continue efforts to find additional technology issues that meet its value criteria, while maintaining OpCap's broadly based research programs to uncover excellent investment opportunities in all industry sectors.


1999 Performance Review -- Sanford C. Bernstein

Bernstein became co-manager of the Enterprise Managed Fund in November. Bernstein's portion of the Fund was not completely restructured until late in the month. December was the first full month of performance.

Stock selection hurt performance in December. Most significantly, the Fund was overweight electric utilities versus telecom in the utilities sector and the Fund's telecom holdings were in traditional, rather than extremely high-priced cellular companies. Stock selection within consumer growth also hurt, as several leading pharmaceutical companies traded down. Partly offsetting this, however, was strong stock selection within the financial, credit non-financial, industrial resources and technology sectors.

The five largest contributors to performance in the month were Amgen, Bausch & Lomb, Georgia Pacific, Lehman Brothers Holdings and Motorola. The five largest detractors from performance were an underweight in QUALCOMM and overweight positions of Goodyear Tire & Rubber, Inc., Bristol Myers Squibb, and Johnson & Johnson.

Sector weights contributed 0.37 percent to performance. Most important were underweight positions in the consumer growth and consumer staples sectors. Overweights of the utilities and energy sectors, however, detracted from performance.

                                   [GRAPHIC]




                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.
56
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                         GROWTH OF A $10,000 INVESTMENT


                              [CHART APPEARS HERE]

                                             Lipper
           Enterprise     S&P                Flexible
           Managed        500                Portfolio
           Fund - A       Index              Fund Index
           ----------     ---------------    ------------------
10/1/94    9523           10000              10000
12/31/94   9373           9998               9819
1995       12906          13755              12135
1996       15755          16913              13846
1997       19071          22555              16372
1998       20415          29000              19076
1999       21926          35099              20946



                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE MANAGED FUND - A            ONE YEAR     FIVE YEAR   10/1/94-12/31/99
With Sales Charge                        2.32%        17.40%         16.12%
Without Sales Charge                     7.40%        18.53%         17.21%
S&P 500 Index*                          21.03%        28.55%         27.01%
Lipper Flexible Portfolio Fund Index*    9.80%        16.36%         15.27%


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE MANAGED FUND - B                     ONE YEAR   5/1/95-12/31/99
With Sales Charge                                 1.75%        15.32%
Without Sales Charge                              6.75%        15.57%
S&P 500 Index*                                   21.03%        27.50%
Lipper Flexible Portfolio Fund Index*             9.80%        15.70%


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE MANAGED FUND - C                     ONE YEAR   5/1/97-12/31/99
With Sales Charge                                 6.64%        11.09%
Without Sales Charge                              7.64%        11.09%
S&P 500 Index*                                   21.03%        27.39%
Lipper Flexible Portfolio Fund Index*             9.80%        15.79%


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

                                                ONE YEAR    7/31/95-12/31/99
ENTERPRISE MANAGED FUND - Y                       7.94%        15.05%
S&P 500 Index*                                   21.03%        26.52%
Lipper Flexible Portfolio Fund Index*             9.80%        14.65%


The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to the leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The Lipper Flexible Portfolio Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Flexible Portfolio Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.


Future Investment Strategy -- OpCap Advisors

OpCap remains optimistic about the outlook for its style of value investing and believes the Fund is positioned to perform well in the months ahead. The companies the Fund owns have strong competitive positions, and on average their share prices trade at discounts to the S&P 500. OpCap believes the market will ultimately shift back to an emphasis on company fundamentals, benefiting the value approach.

Nonetheless, the Fund has a larger-than-normal cash position, reflecting OpCap's caution in adding to equity holdings at a time when technology stocks keep rising and many other stocks have languished. OpCap thinks there are many opportunities in today's market to buy quality businesses with solid fundamentals inexpensively and that many of these companies will improve their earnings as the economies of Asia and Europe strengthen. OpCap believes also, however, that the Fund has the luxury of being opportunistic about waiting for attractive prices and building positions over time given the current malaise of many non-tech issues.


                      THE ENTERPRISE Group of Funds, Inc.
                                                                              57
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Future Investment Strategy -- Sanford C. Bernstein

The cheapest 100 stocks in the S&P 500 are now trading at their lowest valuations relative to the market as a whole in 25 years, but with far less risk. While a small fraction of the Fund's overweight value holdings is invested in companies suffering serious short-term earnings reverses, most are in companies meeting or exceeding short-term earnings expectations. In fact, consensus earnings forecasts for many of the Fund's holdings have turned up sharply. While some of these companies' share prices have recently recovered some of their lost ground, they remain cheap not only in Bernstein's eyes, but in managements'. Stock buyback activity has been unusually high for many of the Fund's holdings.

Producers of industrial commodities are among the investments in the Fund that are showing the strongest fundamental improvement, with commodity prices rising strongly on improved demand and corporate restructuring efforts bearing fruit. The turnaround in paper was particularly rapid. Global capacity utilization for pulp, uncoated free sheet and linerboard has been rising and steadily pushing up pricing. In every case, however, current pricing is still quite a bit below the peaks of the last cycle, so there is still room for further improvement.

Over the last few years, department stores have been designated the dinosaurs of retailing, with specialty stores such as The Gap and discounters such as Wal-Mart purportedly drawing the crowds of shoppers and Internet retailers supposedly changing the rules of the game. In Bernstein's view, this has created many attractive opportunities. For example, Federated Department Stores, one of the Fund's holdings, is flourishing. Its sales-per-store rose at a healthy clip in 1999, with more shoppers spending more money at Bloomingdale's and Macy's than ever. Federated is also tackling the Internet. About a year ago, it purchased Fingerhut, a catalog retailer with a highly regarded Internet whiz at its helm. When Wal-Mart and e-Toys hired a firm to distribute their goods to Internet customers, they chose Fingerhut. May Department Stores, meanwhile, is the class act of its industry. Operator of Lord & Taylor's, Robinsons-May, Hecht's, Foley's and Kaufmann's, May has one of the most consistent track records in this cyclical industry. Bernstein finds May, like Federated, a very compelling value.

The electric utility industry has lagged the market since late 1993, except for a brief period of outperformance during the market downturn in 1998. Recently, these stocks have fallen even further behind as their unexciting growth prospects failed to capture the imagination of investors preoccupied with the Internet. Concerns about deregulation and rising interest rates have also contributed to electric utilities' underperformance and set up a compelling opportunity. Valuations are now at record lows relative to the market. The particular utilities the Fund is buying may remain competitive even through deregulation because they enjoy low-cost positions or a favorable regulatory environment or both. American Electric Power (AEP), for example, has the lowest-cost fossil-fuel generating assets in the country because most of its generating plants sit on top of coalmines and do not have to pay for transportation. Central and South West, with which AEP is about to merge, is also a low-cost provider. AEP and Central and South West are not the only attractive utilities Bernstein sees. The Fund is also buying Ameren, FirstEnergy and New Century Energies. If electric utilities continue to underperform, they could become a larger theme in the Fund.

Bernstein continues to see potentially large opportunities in the value realm. The Fund has continued to be attractively priced relative to the S&P 500, with price-to-earnings and price-to-book ratios lower than the index's, and a higher dividend yield. It maintains a weighted-average capitalization comparable to the S&P 500.

The views expressed in this report reflect those of the Fund Managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions.

                      THE ENTERPRISE Group of Funds, Inc.
58
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PORTFOLIO OF INVESTMENTS
                            ENTERPRISE MANAGED FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                                Number
                                              of Shares
                                             or Principal
                                                Amount        Value
Common Stocks -- 83.84%
------------------------------------------------------------------------
Aerospace -- 2.60%
------------------------------------------------------------------------
Boeing Company ............................   217,700      $ 9,048,156
Honeywell International Inc. ..............    12,900          744,169
Northrop Grumman Corporation ..............     3,800          205,437
                                                           -----------
                                                             9,997,762
Automotive -- 1.24%
------------------------------------------------------------------------
Cummins Engine Company Inc. ...............    14,300          690,868
Delphi Automotive Systems
  Corporation .............................    72,100        1,135,575
Ford Motor Company ........................    17,800          951,187
General Motors Corporation ................     2,500          181,719
Genuine Parts Company .....................    42,000        1,042,125
Goodyear Tire & Rubber Company ............    22,500          634,219
TRW Inc. ..................................     2,900          150,619
                                                           -----------
                                                             4,786,312
Banking -- 6.09%
------------------------------------------------------------------------
Bank of America Corporation ...............    46,800        2,348,775
Bank One Corporation ......................    27,200          872,100
Chase Manhattan Corporation ...............    20,400        1,584,825
First Union Corporation ...................    17,200          564,375
FleetBoston Financial Corporation .........    29,200        1,016,525
J. P. Morgan & Company Inc. ...............     9,400        1,190,275
M & T Bank Corporation ....................     9,250        3,831,813
National City Corporation .................    11,900          281,881
PNC Bank Corporation ......................    15,100          671,950
Republic New York Corporation .............    15,200        1,094,400
Summit Bancorp ............................     5,800          177,625
Wells Fargo & Company .....................   241,900        9,781,831
                                                           -----------
                                                            23,416,375
Broadcasting -- 2.00%
------------------------------------------------------------------------
AMFM Inc. (a) .............................    12,000          939,000
News Corporation Ltd. (ADR) ...............   164,300        5,493,781
Time Warner Inc. ..........................     6,600          478,088
Viacom Inc. (a) ...........................    12,800          773,600
                                                           -----------
                                                             7,684,469
Brokers -- 0.47%
------------------------------------------------------------------------
Bear Stearns Companies Inc. ...............    15,700          671,175
Lehman Brothers Holdings Inc. .............    13,600        1,151,750
                                                           -----------
                                                             1,822,925
Cable -- 0.06%
------------------------------------------------------------------------
Mediaone Group Inc. (a) ...................     2,800          215,075
Capital Goods & Services -- 0.10%
------------------------------------------------------------------------
Cooper Industries Inc. ....................     9,700          392,244
Chemicals -- 3.03%
------------------------------------------------------------------------
Ashland Inc. ..............................    15,400          507,238
Du Pont (E. I.) de Nemours &
  Company .................................   123,400        8,128,975


                                                Number
                                              of Shares
                                             or Principal
                                                Amount        Value
Monsanto Company ..........................    51,850      $ 1,847,156
Union Carbide Corporation .................    17,700        1,181,475
                                                           -----------
                                                            11,664,844
Computer Hardware -- 6.61%
------------------------------------------------------------------------
Apple Computer Inc. .......................     4,800          493,500
Cisco Systems Inc. (a) ....................    58,700        6,288,237
Compaq Computer Corporation ...............   106,700        2,887,569
Dell Computer Corporation (a) .............    33,800        1,723,800
EMC Corporation (a) .......................    22,100        2,414,425
Hewlett-Packard Company ...................    26,600        3,030,738
Intel Corporation .........................    59,700        4,914,056
International Business Machines
  Corporation .............................    29,400        3,175,200
Seagate Technology Inc. (a) ...............    10,300          479,594
                                                           -----------
                                                            25,407,119
Computer Services -- 1.93%
------------------------------------------------------------------------
America Online Inc. (a) ...................    37,800        2,851,537
Electronic Data Systems Corporation .......    15,100        1,010,756
LSI Logic Corporation (a) .................     6,000          405,000
Solectron Corporation (a) .................     2,100          199,763
Sun Microsystems Inc. (a) .................    30,600        2,369,587
Yahoo! Inc. (a) ...........................     1,400          605,763
                                                           -----------
                                                             7,442,406
Computer Software -- 5.19%
------------------------------------------------------------------------
Computer Associates International Inc.        116,900        8,175,694
Microsoft Corporation (a) .................    78,500        9,164,875
Oracle Corporation (a) ....................    23,300        2,611,056
                                                           -----------
                                                            19,951,625
Conglomerates -- 2.13%
------------------------------------------------------------------------
Minnesota Mining & Manufacturing
  Company .................................    51,500        5,040,562
Textron Inc. ..............................    41,000        3,144,188
                                                           -----------
                                                             8,184,750
Consumer Products -- 0.92%
------------------------------------------------------------------------
Black & Decker Corporation ................     3,500          182,875
Briggs & Stratton Corporation .............       600           32,175
Procter & Gamble Company ..................    20,700        2,267,944
Whirlpool Corporation .....................    16,500        1,073,531
                                                           -----------
                                                             3,556,525
Consumer Services -- 0.25%
------------------------------------------------------------------------
First Data Corporation ....................    19,600          966,525
Crude & Petroleum -- 2.90%
------------------------------------------------------------------------
Anadarko Petroleum Corporation ............    12,600          429,975
Chevron Corporation .......................    22,700        1,966,388
Exxon Mobil Corporation ...................    63,231        5,094,047
Royal Dutch Petroleum Company
  (ADR) ...................................    54,600        3,299,887
Texaco Inc. ...............................     6,800          369,325
                                                           -----------
                                                            11,159,622

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              59
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                            ENTERPRISE MANAGED FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                             Number
                                           of Shares
                                          or Principal
                                             Amount        Value
Electrical Equipment -- 2.39%
---------------------------------------------------------------------
Emerson Electric Company ...............    15,000      $   860,625
General Electric Company ...............    52,300        8,093,425
Tektronix Inc. .........................     6,100          237,137
                                                        -----------
                                                          9,191,187
Electronics -- 0.12%
---------------------------------------------------------------------
Rockwell International Corporation .....     9,700          464,388
Energy -- 1.20%
---------------------------------------------------------------------
AES Corporation (a) ....................     4,000          299,000
Atlantic Richfield Company .............    16,500        1,427,250
Cinergy Corporation ....................    36,100          870,913
Enron Corporation ......................       350           15,531
FirstEnergy Corporation ................    45,600        1,034,550
New Century Energies Inc. ..............    32,500          987,187
                                                        -----------
                                                          4,634,431
Entertainment & Leisure -- 0.31%
---------------------------------------------------------------------
Walt Disney Company ....................    23,100          675,675
Harrahs Entertainment Inc. (a) .........    20,000          528,750
                                                        -----------
                                                          1,204,425
Finance -- 1.87%
---------------------------------------------------------------------
Dun & Bradstreet Corporation ...........    20,200          595,900
Household International Inc. ...........    99,050        3,689,612
MBNA Corporation .......................    11,100          302,475
Merrill Lynch & Company Inc. ...........     4,100          342,350
MGIC Investment Corporation ............    11,700          704,194
Morgan Stanley Dean Witter &
  Company ..............................    10,800        1,541,700
                                                        -----------
                                                          7,176,231
Food & Beverages & Tobacco -- 2.58%
---------------------------------------------------------------------
Anheuser Busch Companies Inc. ..........    17,000        1,204,875
Coca-Cola Company ......................    23,600        1,374,700
Conagra Inc. ...........................    18,100          408,381
Diageo (ADR) ...........................   108,650        3,476,800
Fortune Brands Inc. ....................    18,900          624,881
General Mills Inc. .....................    12,100          432,575
Great Atlantic & Pacific Tea Company ...    16,000          446,000
PepsiCo Inc. ...........................       200            7,050
Philip Morris Companies Inc. ...........    81,600        1,892,100
Unilever N V ...........................     1,000           54,438
                                                        -----------
                                                          9,921,800
Health Care -- 0.32%
---------------------------------------------------------------------
Bausch & Lomb Inc. .....................    11,700          800,719
United Healthcare Corporation ..........     7,900          419,687
                                                        -----------
                                                          1,220,406
Hotels & Restaurants -- 2.46%
---------------------------------------------------------------------
McDonald's Corporation .................   234,400        9,449,250


                                             Number
                                           of Shares
                                          or Principal
                                             Amount        Value
Insurance -- 1.71%
---------------------------------------------------------------------
ACE Ltd. ...............................    38,000      $   634,125
Aon Corporation ........................     5,100          204,000
XL Capital Ltd. (Class A) ..............   110,405        5,727,259
                                                        -----------
                                                          6,565,384
Machinery -- 1.20%
---------------------------------------------------------------------
Applied Materials Inc. (a) .............    10,100        1,279,544
Caterpillar Inc. .......................    71,100        3,346,144
                                                        -----------
                                                          4,625,688
Manufacturing -- 1.70%
---------------------------------------------------------------------
FMC Corporation (a) ....................    21,000        1,203,562
ITT Industries Inc. ....................   130,000        4,346,875
Tyco International Ltd. ................    25,600          995,200
                                                        -----------
                                                          6,545,637
Medical Instruments -- 0.16%
---------------------------------------------------------------------
PE Corporation .........................     5,200          625,625
Metals & Mining -- 0.28%
---------------------------------------------------------------------
Alcoa Inc. .............................     1,400          116,200
INCO Ltd. (a) ..........................     7,700          180,950
Nucor Corporation ......................     7,300          400,131
Worthington Industries Inc. ............    22,200          367,688
                                                        -----------
                                                          1,064,969
Misc. Financial Services -- 6.24%
---------------------------------------------------------------------
American Express Company ...............    11,800        1,961,750
Citigroup Inc. .........................   204,300       11,351,418
Federal National Mortgage
  Association ..........................    19,700        1,230,019
Freddie Mac ............................   201,100        9,464,269
                                                        -----------
                                                         24,007,456
Multi-Line Insurance -- 0.76%
---------------------------------------------------------------------
American General Corporation ...........    11,900          902,913
American International Group Inc. ......    15,700        1,697,562
Lincoln National Corporation ...........     7,700          308,000
                                                        -----------
                                                          2,908,475
Oil Services -- 0.78%
---------------------------------------------------------------------
Kerr-McGee Corporation .................     2,400          148,800
Occidental Petroleum Corporation .......    52,000        1,124,500
Phillips Petroleum Company .............    26,700        1,254,900
Rowan Companies Inc. ...................    21,800          472,788
                                                        -----------
                                                          3,000,988
Paper & Forest Products -- 1.72%
---------------------------------------------------------------------
Champion International Corporation .....    57,100        3,536,631
Fort James Corporation .................     1,000           27,375
Georgia-Pacific Group ..................    29,000        1,471,750
International Paper Company ............    25,900        1,461,731
Temple-Inland Inc. .....................     1,800          118,688
                                                        -----------
                                                          6,616,175

                      THE ENTERPRISE Group of Funds, Inc.
60
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                            ENTERPRISE MANAGED FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Paper Products -- 0.28%
------------------------------------------------------------------------
Boise Cascade Corporation ................        5,500   $    222,750
Westvaco Corporation .....................       17,400        567,675
Willamette Industries Inc. ...............        6,100        283,269
                                                          ------------
                                                             1,073,694
Pharmaceuticals -- 5.00%
------------------------------------------------------------------------
Abbott Laboratories ......................       10,900        395,806
American Home Products Corporation .......      120,300      4,744,331
Amgen Inc. (a) ...........................       23,100      1,387,444
Baxter International Inc. ................       17,400      1,092,938
Bristol-Myers Squibb Company .............       45,800      2,939,787
Eli Lilly & Company ......................        6,800        452,200
Johnson & Johnson ........................       34,500      3,212,812
Merck & Company Inc. .....................       40,300      2,702,619
Pfizer Inc. ..............................       44,000      1,427,250
Pharmacia & Upjohn Inc. ..................        4,600        207,000
Schering-Plough Corporation ..............       11,600        489,375
Warner-Lambert Company ...................        2,400        196,650
                                                          ------------
                                                            19,248,212
Property-Casualty Insurance -- 0.07%
------------------------------------------------------------------------
St. Paul Companies Inc. ..................        7,400        249,288
Publishing -- 0.02%
------------------------------------------------------------------------
New York Times Company ...................        1,600         78,600
Raw Materials -- 0.17%
------------------------------------------------------------------------
Weyerhaeuser Company .....................        9,300        667,856
Real Estate -- 0.41%
------------------------------------------------------------------------
Security Capital Group Inc.
  (Class B) (a) ..........................      125,000      1,562,500
Retail -- 3.72%
------------------------------------------------------------------------
Dayton Hudson Corporation ................       13,500        991,406
Federated Department Stores Inc. (a) .....       27,100      1,370,244
Gap Inc. .................................       17,600        809,600
Home Depot Inc. ..........................       40,050      2,745,928
K-Mart Corporation (a) ...................       50,600        509,163
Limited Inc. .............................       20,100        870,581
May Department Stores Company ............       36,100      1,164,225
TJX Companies Inc. .......................       21,500        439,406
Wal-Mart Stores Inc. .....................       78,300      5,412,488
                                                          ------------
                                                            14,313,041
Savings and Loan -- 0.22%
------------------------------------------------------------------------
Golden West Financial Corporation ........       13,200        442,200
Washington Mutual Inc. ...................       16,200        421,200
                                                          ------------
                                                               863,400
Technology -- 0.68%
------------------------------------------------------------------------
Micron Technology Inc. (a) ...............        9,000        699,750
Texas Instruments Inc. ...................       19,800      1,918,125
                                                          ------------
                                                             2,617,875

                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Telecommunications -- 8.42%
------------------------------------------------------------------------
Alltel Corporation .......................       15,900   $  1,314,731
AT&T Corporation .........................       76,100      3,862,075
Bell Atlantic Corporation ................       75,450      4,644,891
BellSouth Corporation ....................        7,400        346,413
GTE Corporation ..........................       21,700      1,531,206
Lucent Technologies Inc. .................       54,400      4,069,800
MCI WorldCom Inc. (a) ....................       60,150      3,191,709
Nortel Networks Corporation ..............       29,300      2,959,300
QUALCOMM Inc. (a) ........................        8,600      1,514,675
SBC Communications Inc. ..................       38,000      1,852,500
Sprint Corporation .......................      102,200      6,879,338
Tellabs Inc. (a) .........................        3,100        198,981
U S West Inc. ............................          200         14,400
                                                          ------------
                                                            32,380,019
Transportation -- 1.44%
------------------------------------------------------------------------
Burlington Northern Santa Fe
  Corporation ............................        5,200        126,100
CSX Corporation ..........................       15,800        495,725
UAL Corporation (a) ......................       52,500      4,072,031
Union Pacific Corporation ................       19,700        859,413
                                                          ------------
                                                             5,553,269
Utilities -- 0.97%
------------------------------------------------------------------------
Ameren Corporation .......................       28,400        930,100
American Electric Power Inc. .............       33,300      1,069,762
GPU Inc. .................................       33,000        987,938
KLA Tencor Corporation (a) ...............        1,300        144,788
Texas Utilities Company ..................       16,800        597,450
                                                          ------------
                                                             3,730,038
Waste Management -- 0.34%
------------------------------------------------------------------------
Waste Management Inc. ....................       75,000      1,289,063
Wireless Communications -- 0.78%
------------------------------------------------------------------------
Motorola Inc. ............................       20,500      3,018,624
                                                          ------------
Total Common Stocks
(Identified cost $290,467,009)..........................   322,516,572
------------------------------------------------------------------------

Federal National Mortgage Association -- 7.05%
------------------------------------------------------------------------
Federal National Mortgage
  Association, 6.50% due 08/15/04 ........ $18,000,000      17,780,337
Federal National Mortgage Association
  Discount Notes, 5.66%
  due 01/31/00 ...........................   9,400,000       9,355,663
                                                          ------------
Total Federal National Mortgage
Association
(Identified cost $27,166,580).........................      27,136,000
------------------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              61
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                            ENTERPRISE MANAGED FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                            Number
                                          of Shares
                                         or Principal
                                            Amount        Value
Commercial Paper -- 5.06%
--------------------------------------------------------------------
American Express Credit Corporation,
  6.25% due 01/14/00 ..................  $ 6,000,000   $ 5,986,458
Ford Motor Credit Company,
  6.06% due 01/12/00 ..................    8,500,000     8,484,261
Prudential Funding Corporation,
  6.00% due 01/26/00 ..................    5,000,000     4,979,167
                                                       -----------
Total Commercial Paper
(Identified cost $19,449,886)......................     19,449,886
-----------------------------------------------------  -----------
Repurchase Agreement -- 3.32%
--------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 2.50% due 01/03/00
  Collateral: U.S. Treasury Note
  $2,995,000, 5.75% due 08/15/03,
  Value $3,063,791 and U.S. Treasury
  Note $9,850,000, 6.375% due
  09/30/01, Value $10,181,933 .........   12,761,000    12,761,000
                                                       -----------
Total Repurchase Agreement
(Identified cost $12,761,000)......................     12,761,000
-----------------------------------------------------  -----------




                                                      Value
Total Investments
(Identified cost $349,844,474)..................   $381,863,458
Other Assets Less Liabilities -- 0.73% .........      2,800,808
                                                   ------------
Net Assets -- 100% .............................   $384,664,266
-------------------------------------------------  ------------

(a) Non-income producing security.
(ADR) American Depository Receipt.


See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
62
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-------                                                            -------------
                           ENTERPRISE BALANCED FUND
-------                                                            -------------

Montag & Caldwell
Atlanta, Georgia


Investment Management

Montag & Caldwell, which has approximately $35 billion in assets under management, became manager of the Fund on July 1, 1999, the Fund's inception date. Montag's normal investment minimum for a separate account is $40 million.



Investment Objective

The Fund seeks long-term total return.


Investment Strategies

Generally, between 55 percent and 75 percent of the Balanced Fund's total assets will be invested in equity securities, and at least 25 percent of the Balanced Fund's total assets will be invested in fixed income securities. The portfolio allocation will vary based upon the Fund Manager's assessment of the return potential of each asset class. For equity investments, the Fund Manager uses a bottom-up approach to stock selection, focusing on high quality, well-established companies that have a strong history of earnings growth; attractive prices relative to the company's potential for above average; long-term earnings and revenue growth; strong balance sheets; a sustainable competitive advantage; the potential to become (or currently are) industry leaders; and the potential to outperform the market during downturns. When selecting fixed income securities, the Fund Manager will seek to maintain the Fund's weighted average duration within 20 percent of the duration of the Lehman Brothers Government Corporate Index. Emphasis is also placed on diversification and credit analysis. The Fund will only invest in fixed income securities with an "A" or better rating. Fixed income investments will include: U.S. Government securities; corporate bonds; mortgage/asset-backed securities; and money market securities and repurchase agreements.


1999 Performance Review

Due to the strength in the Fund's equities, the Fund is off to a good start since its inception date of July 1, 1999. While the S&P 500 and other market-weighted indices made considerable progress in 1999, many stocks showed little change or actually declined in price. The year's stock market advance was extremely narrow, dominated almost exclusively by the technology sector.

Montag thinks the weakness in the broader market is related to the increase in both short and long-term interest rates. Higher interest rates increase the costs of borrowing for consumers and businesses and reduce the attractiveness of stocks versus higher yielding bonds.

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              63
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT


                              [CHART APPEARS HERE]

                Enterprise             S&P          Lipper
                Balanced               500          Balanced
                Fund - A               Index        Index
                -----------------      -----        ------------------
7/1/99          9523                   10000        10000
12/31/99        10241                  10770        10264


                            CUMULATIVE TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE BALANCED FUND - A                    7/1/99-12/31/99
With Sales Charge                                     2.41%
Without Sales Charge                                  7.53%
S&P 500 Index*                                        7.70%
Lipper Balanced Index*                                2.64%


                            CUMULATIVE TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE BALANCED FUND - B                    7/1/99-12/31/99
With Sales Charge                                     2.36%
Without Sales Charge                                  7.36%
S&P 500 Index*                                        7.70%
Lipper Balanced Index*                                2.64%


                            CUMULATIVE TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE BALANCED FUND - C                     7/1/99-12/31/99
With Sales Charge                                      6.32%
Without Sales Charge                                   7.32%
S&P 500 Index*                                         7.70%
Lipper Balanced Index*                                 2.64%


                            CUMULATIVE TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE BALANCED FUND - Y                   7/1/99-12/31/99
Cumulative Return                                    7.91%
S&P 500 Index*                                       7.70%
Lipper Balanced Index*                               2.64%


The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The Lipper Balanced Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Balanced Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.


Future Investment Strategy

While many technology stocks are now richly valued, Montag believes there are still selective opportunities in technology. Global industry conditions remain robust, and the build-out of the Internet is increasing the demand for technology goods and services.

As it becomes more evident to investors that the Federal Reserve will be successful at engineering a soft landing for the U.S. economy, the broader market may begin to improve. Bond yields may then stabilize and drift somewhat lower as the economy slows; and investors may become increasingly confident that corporate profits can keep growing since a recession-induced decline in profits may not be needed to keep inflation in check. Because the Federal Reserve is operating in a preemptive fashion, Montag believes the Fed will be successful in achieving sustained economic growth with low inflation and, as a result, the stock market will begin to broaden out while it continues toward higher levels.


                      THE ENTERPRISE Group of Funds, Inc.
64
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

In addition to selective technology issues, Montag continues to view the shares of global, consumer growth companies as quite attractive. With the triumph of capitalism, the longer-term opportunities for these high quality companies may be enormous. Now that consumers overseas are benefiting from the pickup in world trade, the intermediate term outlook is also quite good. Montag expects research-driven pharmaceutical and medical device companies to perform better in 2000 because their shares represent excellent value and offer strong double-digit earnings growth prospects. Well-positioned consumer-oriented companies with a global opportunity, but more dependent on the U.S. economy, may also do well as it becomes more evident that a soft economic landing has been achieved.

Although Montag's long-term outlook for bonds is positive, Montag anticipates that short-term anxiety over further Federal Reserve action and concern about the strength of holiday retail spending may cause interest rates to increase temporarily. With real GDP continuing to increase at a strong rate, many market participants expect the Fed to increase short-term interest rates at their February meeting. Inflation continues to be contained despite tight labor markets and strength in global economies. Montag expects that the combination of preemptive actions by the Fed and continued tame inflation will lead to a soft landing that may allow interest rates to drift lower over the long term.

The views expressed in this report reflect those of the Fund Manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.



                                   [GRAPHIC]




                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.
                                                                              65
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PORTFOLIO OF INVESTMENTS
                            ENTERPRISE BALANCED FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                                Number
                                              of Shares
                                             or Principal
                                                Amount        Value
Common Stocks -- 62.79%
-----------------------------------------------------------------------
Banking -- 1.31%
-----------------------------------------------------------------------
Wells Fargo & Company .....................    3,300       $  133,444
Business Services -- 1.42%
-----------------------------------------------------------------------
Interpublic Group of Companies Inc. .......    2,500          144,219
Computer Hardware -- 6.36%
-----------------------------------------------------------------------
Dell Computer Corporation (a) .............    2,000          102,000
EMC Corporation (a) .......................    1,200          131,100
Hewlett-Packard Company ...................    2,400          273,450
Intel Corporation .........................    1,700          139,931
                                                           ----------
                                                              646,481
Computer Services -- 3.20%
-----------------------------------------------------------------------
Electronic Data Systems Corporation .......    3,300          220,894
Solectron Corporation (a) .................    1,100          104,637
                                                           ----------
                                                              325,531
Computer Software -- 6.99%
-----------------------------------------------------------------------
Electronic Arts Inc. (a) ..................    2,200          184,800
Microsoft Corporation (a) .................    2,200          256,850
Oracle Corporation (a) ....................    2,400          268,950
                                                           ----------
                                                              710,600
Consumer Products -- 6.42%
-----------------------------------------------------------------------
Gillette Company ..........................    7,000          288,312
Newell Rubbermaid Inc. ....................    5,000          145,000
Procter & Gamble Company ..................    2,000          219,125
                                                           ----------
                                                              652,437
Electrical Equipment -- 1.37%
-----------------------------------------------------------------------
General Electric Company ..................      900          139,275
Entertainment & Leisure -- 0.99%
-----------------------------------------------------------------------
Carnival Corporation ......................    2,100          100,406
Food & Beverages & Tobacco -- 5.65%
-----------------------------------------------------------------------
Bestfoods .................................    3,500          183,969
Coca-Cola Company .........................    5,000          291,250
PepsiCo Inc. ..............................    2,800           98,700
                                                           ----------
                                                              573,919
Health Care -- 1.29%
-----------------------------------------------------------------------
Medtronic Inc. ............................    3,600          131,175
Hotels & Restaurants -- 4.21%
-----------------------------------------------------------------------
Marriott International Inc. (Class A) .....    5,500          173,594
McDonald's Corporation ....................    6,300          253,969
                                                           ----------
                                                              427,563
Medical Instruments -- 1.51%
-----------------------------------------------------------------------
Boston Scientific Corporation (a) .........    7,000          153,125
Misc. Financial Services -- 1.47%
-----------------------------------------------------------------------
American Express Company ..................      900          149,625


                                                Number
                                              of Shares
                                             or Principal
                                                Amount        Value
Multi-Line Insurance -- 1.91%
-----------------------------------------------------------------------
American International Group Inc. .........    1,800       $  194,625
Pharmaceuticals -- 7.19%
-----------------------------------------------------------------------
Bristol-Myers Squibb Company ..............    2,400          154,050
Johnson & Johnson .........................    2,000          186,250
Pfizer Inc. ...............................    7,500          243,281
Schering-Plough Corporation ...............    3,500          147,656
                                                           ----------
                                                              731,237
Retail -- 7.12%
-----------------------------------------------------------------------
Circuit City Stores Inc. ..................    2,600          117,163
Costco Wholesale Corporation (a) ..........    1,500          136,875
Gap Inc. ..................................    3,500          161,000
Home Depot Inc. ...........................    4,500          308,531
                                                           ----------
                                                              723,569
Telecommunications -- 4.38%
-----------------------------------------------------------------------
MCI WorldCom Inc. (a) .....................    5,000          265,313
Tellabs Inc. (a) ..........................    2,800          179,725
                                                           ----------
                                                              445,038
                                                           ----------
Total Common Stocks
(Identified cost $5,759,792)............................    6,382,269
-----------------------------------------------------------------------

Corporate Bonds and Notes -- 7.29%
-----------------------------------------------------------------------
Banking -- 0.73%
-----------------------------------------------------------------------
Nationsbank Corporation
  7.00% due 05/15/03 ...................... $75,000            74,660
Energy -- 0.91%
-----------------------------------------------------------------------
Peco Energy Transport Trust
  6.05% due 03/01/09 ...................... 100,000            92,423
Finance -- 2.33%
-----------------------------------------------------------------------
Ford Motor Credit Company
  7.00% due 09/25/01 ...................... 125,000           125,082
National Rural Utilities Cooperative
  Finance, 5.75% due 11/01/08 ............. 125,000           111,407
                                                           ----------
                                                              236,489
Oil Services -- 1.17%
-----------------------------------------------------------------------
Conoco Inc. 5.90% due 04/15/04 ............ 125,000           119,043
Pharmaceuticals -- 0.95%
-----------------------------------------------------------------------
Warner Lambert Company
  5.75% due 01/15/03 ...................... 100,000            96,718
Retail -- 1.20%
-----------------------------------------------------------------------
Wal-Mart Stores Inc.,
  6.875% due 08/10/09 ..................... 125,000           121,702
                                                           ----------
Total Corporate Bonds and Notes
(Identified cost $753,282)...............................     741,035
--------------------------------------------------------- -------------

                      THE ENTERPRISE Group of Funds, Inc.
66
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                            ENTERPRISE BALANCED FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                            Number
                                          of Shares
                                         or Principal
                                            Amount          Value
U.S. Government & Agency Obligations -- 22.92%
-----------------------------------------------------------------------
Federal Agencies -- 3.68%
-----------------------------------------------------------------------
Federal Home Loan Bank
  5.125% due 04/17/01 ................ $  150,000        $   147,583
Federal National Mortgage Association,
  5.75% due 04/15/03 .................     75,000             72,879
Freddie Mac
  5.125% due 10/15/08 ................    175,000            153,511
                                                         -----------
                                                             373,973
U.S. Treasury Notes -- 11.98%
-----------------------------------------------------------------------
U.S. Treasury Note
  6.625% due 04/30/02 ................    255,000            256,846
U.S. Treasury Note
  5.75% due 08/15/03 .................    275,000            269,287
U.S. Treasury Note
  7.875% due 11/15/04 ................    375,000            396,412
U.S. Treasury Note
  6.25% due 02/15/07 .................    300,000            295,230
                                                         -----------
                                                           1,217,775
U.S. Treasury Bonds -- 7.26%
-----------------------------------------------------------------------
U.S. Treasury Bond
  7.25% due 05/15/16 .................    125,000            130,662
U.S. Treasury Bond
  8.125% due 08/15/19 ................    150,000            170,888
U.S. Treasury Bond
  8.00% due 11/15/21 .................    125,000            141,852
U.S. Treasury Bond
  6.25% due 08/15/23 .................    150,000            141,434
U.S. Treasury Bond
  6.875% due 08/15/25 ................    150,000            152,713
                                                         -----------
                                                             737,549
                                                         -----------
Total U.S. Government & Agency
Obligations
(Identified cost $2,380,115)........................       2,329,297
------------------------------------------------------   -----------


                                            Number
                                          of Shares
                                         or Principal
                                            Amount          Value
Repurchase Agreement -- 10.04%
-----------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 2.50% due 01/03/00
  Collateral: U.S. Treasury Note
  $1,020,000, 6.25% due 01/31/02,
  Value $1,072,178 ................... $1,021,000        $ 1,021,000
                                                         -----------
Total Repurchase Agreement
(Identified cost $1,021,000).....................          1,021,000
-----------------------------------------------------------------------

Total Investments
(Identified cost $9,914,189)........................      $10,473,601

Other Assets Less Liabilities -- (3.04)% ...........         (308,974)
                                                          -----------
Net Assets -- 100% .................................      $10,164,627
-----------------------------------------------------------------------

(a) Non-income producing security.


See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              67
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-------------                                                            -------
                        ENTERPRISE HIGH-YIELD BOND FUND
-------------                                                            -------

Caywood-Scholl Capital Management
San Diego, California


Investment Management

Caywood-Scholl has been Fund Manager to the Enterprise High-Yield Bond Fund since its inception in 1987. Caywood-Scholl manages approximately $1.4 billion for institutional clients, and its normal investment minimum is $1 million.


Investment Objective

The objective of the Enterprise High-Yield Bond Fund is to seek maximum current income.


Investment Strategies

The High-Yield Bond Fund invests primarily in high-yield, income-producing U.S. corporate bonds rated B3 to Ba1 by Moody's Investors Service, Inc. ("Moody's") or B- to BB+ by Standard & Poor's corporation ("S&P"), which are commonly known as "junk bonds." The Fund's investments are selected by the Fund Manager after examination of the economic outlook to determine those industries that appear favorable for investment. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, the Fund Manager identifies bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit and the relative value in relation to the high-yield market. Companies near or in bankruptcy are not considered for investment. The Fund does not purchase bonds which are rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Fund Manager have characteristics of such lower-grade bonds. Should an investment be subsequently downgraded to Ca or lower or CC or lower, the Fund Manager has discretion to hold or liquidate the security. Subject to the restrictions described above, under normal circumstances, up to 20 percent of the Fund's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P;
(2) unrated debt securities which, in the judgment of the Fund Manager, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income producing cash equivalents.


1999 Performance Review

After nine months of lackluster performance, the high yield market turned in a pretty good fourth quarter. There were several trends that contributed to the market's rally, including the strong performance of equities, the recovery of the emerging market debt prices and a balancing of the market technicals largely due to a strong demand from structured buyers. As was the case for much of the year demand was concentrated on larger, more liquid issuers, especially those of higher credit quality.

The fundamentals of the high yield market at year-end 1999 are good. Strong growth and healthy levels of profitability have allowed many companies to report record or near record levels of cash flow and profitability. Clearly, the macro economic foundation to the market is solid. With three interest rate hikes in, the Fed is out to change current market conditions. Uncertainty is rarely a investor's friend; therefore, this fundamental is negative for the market. Equity capital is readily available to companies within favored sectors, namely telecommunications and media, a notable credit positive for many issuers within these industries. However, for the remainder of the market's issuers, which tend to fall into the small capitalization category, access to equity capital was inconsistent and was generally viewed as unsupportive to credit conditions. Meanwhile, access to bank financing appears to be quite healthy. Capital access is moderately favorable for high yield. The threat of deflation is largely behind us, leaving the old nemesis inflation. However, for the high yield market inflation is a relatively neutral fundamental. Most high yield issuers have learned to manage their businesses without the benefit of pricing power. The default rate of the market has accelerated all year, ending at a 7.78 percent domestic default rate (per Moody's trailing-twelve-months). Most market participants believe that the default rate may have peaked or is very close to making a plateau. Caywood-Scholl believes the current level of defaults is a negative for the market, but may be largely priced in. From a historical perspective the


                      THE ENTERPRISE Group of Funds, Inc.
68
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

high yield market is cheap. Although it may stay this way for sometime, the compounding of this yield may be attractive to most fixed income investors.

From a technical perspective, the most widely watched barometer of demand is mutual fund flow. In 1999, high yield mutual fund inflow was $6 billion compared to $19 billion in 1998. The slackening in demand by mutual fund investors is believed to have mirrored the general appetite for high yield bonds. The one notable exception was the structured debt buy or CBO buyer. CBO's purchased $53 billion in high yield loans and securities in 1999. For much of the year they were the driving forces behind demand. In 1999, the total supply of high yield bonds was $100 billion versus $151 billion in 1998. This was the lowest level of issuance since 1996.

                         GROWTH OF A $10,000 INVESTMENT

                              [CHART APPEARS HERE]

           Enterprise   Lehman            Lipper
           High-Yield   High Yield        High Yield
           Bond         BB                Bond Fund
           Fund - A     Index             Index
           ----------   ---------------   ------------------
12/31/89   9522         10000             10000
1990       8427         10007             8888
1991       11209        12511             12462
1992       13080        14022             14750
1993       15383        16246             17677
1994       15390        16183             17027
1995       17852        19717             19986
1996       20134        21476             22580
1997       22788        24191             25554
1998       23309        25618             25533
1999       24158        26098             26754

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE HIGH-YIELD BOND FUND - A      ONE YEAR     FIVE YEAR   TEN YEAR
With Sales Charge                          -1.24%         8.39%      9.22%
Without Sales Charge                        3.64%         9.44%      9.75%
Lehman High Yield BB Index*                 1.87%        10.03%     10.07%
Lipper High Yield Bond Fund Index*          4.78%         9.46%     10.34%


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE HIGH-YIELD BOND FUND - B             ONE YEAR   5/1/95-12/31/99
With Sales Charge                                -1.82%         7.66%
Without Sales Charge                              3.18%         7.99%
Lehman High Yield BB Index*                       1.87%         8.82%
Lipper High Yield Bond Fund Index*                4.78%         8.46%


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE HIGH-YIELD BOND FUND - C             ONE YEAR   5/1/97-12/31/99
With Sales Charge                                 2.09%         5.81%
Without Sales Charge                              3.09%         5.81%
Lehman High Yield BB Index*                       1.87%         6.69%
Lipper High Yield Bond Fund Index*                4.78%         5.98%



                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

                                                ONE YEAR    7/31/97-12/31/99
ENTERPRISE HIGH-YIELD BOND FUND - Y               4.30%         4.67%
Lehman High Yield BB Index*                       1.87%         4.50%
Lipper High Yield Bond Fund Index*                4.78%         3.63%


The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The Lehman Brothers High Yield BB Index is an unmanaged index of fixed rate, public non-convertible securities that are rated Ba1 or lower by Moody's Investor Services, or BB+ or lower by Standard & Poors if a Moody's rating is not available. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. The Lipper High Current Yield Bond Fund Index is an unmanaged index of the 30 largest funds based on total year-end net asset value, in the Lipper High Current Yield Bond Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.



                      THE ENTERPRISE Group of Funds, Inc.
                                                                              69
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Future Investment Strategy

The technical picture in the high yield market has been somewhat weak for nearly the past one and a half years. Caywood-Scholl does not expect this to dramatically change with the Federal Reserve in the process of slowing economic growth by raising interest rates. Still, for the long-term investor who is willing to wait for the fundamentals to rise over the current technical environment, the market is historically attractive and at worst, no more than fairly valued. Another defensive characteristic that the high yield market has historically demonstrated is its low correlation of monthly returns with other asset classes such as common stock and U.S. treasuries. For those investors desiring less volatility and high current cash flow, the high yield sector may be of interest.

The views expressed in this report reflect those of the Fund Manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.






                                   [GRAPHIC]




                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.
70
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PORTFOLIO OF INVESTMENTS
                        ENTERPRISE HIGH-YIELD BOND FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                                Number
                                              of Shares
                                             or Principal
                                                Amount         Value
Corporate Bonds, Convertible
Securities, Common &
Preferred Stocks -- 89.00%
-------------------------------------------------------------------------
Aerospace -- 0.92%
-------------------------------------------------------------------------
BE Aerospace Inc. 9.50%, due
  11/01/08 ............................... $  250,000       $  234,375
Coltec Industries Inc. 7.50%,
  due 04/15/08 ...........................    800,000          766,000
                                                            ----------
                                                             1,000,375
Apparel & Textiles -- 0.42%
-------------------------------------------------------------------------
Fruit of the Loom Inc. 8.875%,
  due 04/15/06 (b) .......................    700,000           31,500
Levi Strauss & Company 6.80%, due
  11/01/03 ...............................    250,000          205,098
Levi Strauss & Company 7.00%, due
  11/01/06 ...............................    300,000          219,567
                                                            ----------
                                                               456,165
Automotive -- 2.20%
-------------------------------------------------------------------------
Avis Rent a Car Inc. 11.00%,
  due 05/01/09 ...........................    750,000          791,250
Budget Group Inc. 9.125%,
  due 04/01/06 ...........................    850,000          788,375
Lear Corporation 7.96%,
  due 05/15/05 ...........................    400,000          383,500
Sonic Automotive Inc. (Series B)
  11.00%, due 08/01/08 ...................    450,000          430,875
                                                            ----------
                                                             2,394,000
Banking -- 0.90%
-------------------------------------------------------------------------
Bay View Capital Corporation
  9.125%, due 08/15/07 ...................    400,000          341,000
Western Financial Savings Bank
  Orange California 8.50%,
  due 07/01/03 ...........................    200,000          176,500
Western Financial Savings Bank
  Orange California 8.875%,
  due 08/01/07 ...........................    500,000          458,750
                                                            ----------
                                                               976,250
Broadcasting -- 7.55%
-------------------------------------------------------------------------
Allbritton Communications Company
  (Series B) 8.875%, due 02/01/08 ........    400,000          387,000
Chancellor Media Corporation
  9.00%, due 10/01/08 ....................    750,000          780,000
Chancellor Media Corporation
  (Series B) 8.125%, due 12/15/07 ........    500,000          500,000
Echostar DBS Corporation 9.375%,
  due 02/01/09 ...........................  1,950,000        1,954,875
Fox Family Worldwide Inc. 0/10.25%,
  due 11/01/07 (c) .......................    750,000          488,438
Fox Family Worldwide Inc.
  9.25%, due 11/01/07 ....................  1,250,000        1,156,250

                                                Number
                                              of Shares
                                             or Principal
                                                Amount         Value
Fox/Liberty Networks LLC
  0/9.75%, due 08/15/07 (c) .............. $2,350,000       $1,882,937
Rogers Communications Inc.
  9.125%, due 01/15/06 ...................    150,000          150,375
Rogers Communications Inc. 8.875%,
  due 07/15/07 ...........................    300,000          304,125
Sinclair Broadcast Group Inc.
  8.75%, due 12/15/07 ....................    650,000          609,375
                                                            ----------
                                                             8,213,375
Building & Construction -- 4.70%
-------------------------------------------------------------------------
American Standard Inc.
  7.375%, due 02/01/08 ...................  1,150,000        1,063,750
Building Materials Corporation
  America (Series B) 7.75%, due
  07/15/05 ...............................    600,000          552,000
Building Materials Corporation
  America (Series B) 8.00%, due
  10/15/07 ...............................    450,000          417,375
Group Maintenance America
  Corporation 9.75%, due 01/15/09 ........    900,000          893,250
Integrated Electrical Services 9.375%,
  due 02/01/09 ...........................    600,000          594,000
Nortek Inc. 8.875%,
  due 08/01/08 ...........................    400,000          380,000
Nortek Inc. (Series B) 9.125%,
  due 09/01/07 ...........................  1,000,000          967,500
Republic Group Inc. 9.50%,
  due 07/15/08 ...........................    250,000          236,562
                                                            ----------
                                                             5,104,437
Business Services -- 0.74%
-------------------------------------------------------------------------
United Rentals Inc. (Series B) 8.80%,
  due 08/15/08 ...........................    850,000          805,375
Cable -- 5.69%
-------------------------------------------------------------------------
Adelphia Communications Corporation
  8.375%, due 02/01/08 ...................    250,000          232,500
Adelphia Communications Corporation
  7.875%, due 05/01/09 ...................    250,000          225,000
Adelphia Communications Corporation
  9.375%, due 11/15/09 ...................    250,000          246,250
Adelphia Communications Corporation
  (Series B) 10.50%, due 07/15/04 ........    650,000          678,437
Century Communications Corporation
  9.50%, due 03/01/05 ....................    200,000          201,500
Century Communications Corporation
  (Series B) Zero Coupon/8.80%, due
  01/15/08 (c) ...........................    600,000          266,250
Charter Communication Holdings
  8.25%, due 04/01/07 ....................  1,750,000        1,618,750
Mediacom LLC/Mediacom Capital
  Corporation (Series B) 8.50%,
  due 04/15/08 ...........................    650,000          609,375
Telewest Communications 0/9.25%,
  due 04/15/09 (c) .......................  1,750,000        1,111,250

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              71
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--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                        ENTERPRISE HIGH-YIELD BOND FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Williams Communications
  Corporation 10.70%, due 10/01/07....... $  750,000      $ 789,375
Williams Communications Group
  10.875%, due 10/01/09 .................    200,000        209,500
                                                          ---------
                                                          6,188,187
Chemicals -- 1.44%
-----------------------------------------------------------------------
Huntsman Polymers Corporation
  11.75%, due 12/01/04 ..................    250,000        262,500
Lyondell Chemical Company 9.625%,
  due 05/01/07 ..........................    550,000        565,125
PCI Chemicals Canada Inc. 9.25%,
  due 10/15/07 ..........................    400,000        308,000
Pioneer Americas Acquisition
  Corporation (Series B) 9.25%,
  due 06/15/07 ..........................    550,000        434,500
                                                          ---------
                                                          1,570,125
Communications -- 4.67%
-----------------------------------------------------------------------
Globalstar LP/Globalstar Capital
  11.375%, due 02/15/04 .................    900,000        609,750
Globalstar LP/Globalstar Capital
  10.75%, due 11/01/04 ..................    250,000        163,125
Globalstar LP/Globalstar Capital
  11.50%, due 06/01/05 .................. $  250,000        165,625
Globalstar Telecommunications
  (Wts) (a) .............................        700        153,800
Level 3 Communications Inc. 9.125%,
  due 05/01/08 .......................... $1,000,000        942,500
Level 3 Communications Inc.
  0/10.50%, due 12/01/08 (c) ............    750,000        452,812
Loral Space & Communication Ltd.
  0/12.50%, due 01/15/07 (c) ............ $1,450,000        668,813
Loral Space & Communication Ltd.
  (Wts) (a) .............................        850          9,796
Loral Space & Communications Ltd.
  9.50%, due 01/15/06 ................... $  350,000        315,000
Metromedia Fiber Network Inc.
  10.00%, due 11/15/08 ..................    500,000        512,500
Metromedia Fiber Network Inc.
  10.00%, due 12/15/09 ..................    500,000        513,750
Qwest Communications International
  Inc. (Series B) 0/8.29%, due 02/01/08
  (c) ...................................    750,000        572,813
                                                          ---------
                                                          5,080,284
Computer Software -- 0.51%
-----------------------------------------------------------------------
PSINet Inc. 10.50%, due 12/01/06 ........    550,000        556,875
Consumer Products -- 3.48%
-----------------------------------------------------------------------
Chattem Inc. (Series B) 8.875%,
  due 04/01/08 ..........................  1,100,000      1,034,000
Corning Consumer Products Company
  (Series B) 9.625%, due 05/01/08 .......    400,000        315,500
French Fragrances Inc. (Series B)
  10.375%, due 05/15/07 .................    550,000        532,125
French Fragrances Inc. (Series D)
  10.375%, due 05/15/07 .................    150,000        145,125


                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Scotts Company 8.625%, due
  01/15/09 .............................. $  900,000      $ 879,750
Sealy Mattress Company (Series B)
  0/10.875%, due 12/15/07 (c) ...........  1,250,000        879,688
                                                          ---------
                                                          3,786,188
Containers/Packaging -- 1.89%
-----------------------------------------------------------------------
Huntsman Packaging Corporation
  9.125%, due 10/01/07 ..................    675,000        653,063
Owens Illinois Inc. 8.10%,
  due 05/15/07 ..........................    100,000         95,582
Owens Illinois Inc. 7.35%,
  due 05/15/08 ..........................    750,000        679,225
United States Can Corporation
  (Series B) 10.125%, due 10/15/06 ......    600,000        622,500
                                                          ---------
                                                          2,050,370
Crude & Petroleum -- 0.55%
-----------------------------------------------------------------------
Clark Refining & Marketing Inc.
  8.875%, due 11/15/07 ..................    250,000        150,625
Trizec Hahn Corporation (Series B)
  10.875%, due 12/01/05 .................  1,000,000        447,500
                                                          ---------
                                                            598,125
Drugs & Medical Products -- 2.23%
-----------------------------------------------------------------------
Biovail Corporation International
  10.875%, due 11/15/05 .................  1,300,000      1,361,750
King Pharmaceuticals Inc. 10.75%,
  due 02/15/09 ..........................  1,000,000      1,065,000
                                                          ---------
                                                          2,426,750
Electronics -- 0.11%
-----------------------------------------------------------------------
Axiohm Transaction Solutions 9.75%,
  due 10/01/07 (b) ......................    500,000        113,750
Energy -- 2.33%
-----------------------------------------------------------------------
Calpine Corporation 7.75%,
  due 04/15/09 ..........................  1,500,000      1,421,250
CMS Energy Corporation 7.50%,
  due 01/15/09 ..........................    250,000        225,376
Ocean Energy Inc. (Series B) 8.375%,
  due 07/01/08 ..........................    900,000        882,000
                                                          ---------
                                                          2,528,626
Finance -- 1.42%
-----------------------------------------------------------------------
PDVSA Finance Ltd. 9.375%,
  due 11/15/07 ..........................    500,000        473,605
RBF Finance Company 11.00%,
  due 03/15/06 ..........................  1,000,000      1,070,000
                                                          ---------
                                                          1,543,605
Food & Beverages & Tobacco -- 2.89%
-----------------------------------------------------------------------
Canandaigua Brands Inc. 8.625%,
  due 08/01/06 ..........................    800,000        796,000
Canandaigua Brands Inc. 8.50%,
  due 03/01/09 ..........................    100,000         95,250

                      THE ENTERPRISE Group of Funds, Inc.
72
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                        ENTERPRISE HIGH-YIELD BOND FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                                Number
                                              of Shares
                                             or Principal
                                                Amount         Value
NBTY Inc. (Series B) 8.625%,
  due 09/15/07 ........................... $1,000,000      $ 920,000
Stater Brothers Holdings Inc. 10.75%,
  due 08/15/06 ...........................  1,050,000      1,052,625
Twin Laboratories Inc. 10.25%,
  due 05/15/06 ...........................    260,000        273,325
                                                           ---------
                                                           3,137,200
Gaming -- 2.48%
------------------------------------------------------------------------
Boyd Gaming Corporation 9.50%,
  due 07/15/07 ...........................    500,000        496,250
Circus Circus Enterprises Inc. 9.25%,
  due 12/01/05 ...........................    750,000        761,250
Empress Entertainment Inc. 8.125%,
  due 07/01/06 ...........................    650,000        644,312
Mirage Resorts Inc. 6.75%,
  due 08/01/07 ...........................    200,000        176,054
Trump Atlantic City Associates
  11.25%, due 05/01/06 ...................    750,000        615,938
                                                           ---------
                                                           2,693,804
Health Care -- 2.85%
------------------------------------------------------------------------
Columbia/HCA Healthcare
  Corporation 7.15%, due 03/30/04 ........    250,000        232,170
Columbia/HCA Healthcare
  Corporation 7.00%, due 07/01/07 ........    550,000        486,599
Columbia/HCA Healthcare
  Corporation 7.25%, due 05/20/08 ........    250,000        221,696
Dade International Inc. (Series B)
  11.125%, due 05/01/06 ..................    450,000        439,875
Fisher Scientific International Inc.
  9.00%, due 02/01/08 ....................    525,000        504,000
Quest Diagnostics Inc. 10.75%,
  due 12/15/06 ...........................    750,000        789,375
Tenet Healthcare Corporation 8.125%,
  due 12/01/08 ...........................    450,000        420,184
                                                           ---------
                                                           3,093,899
Hotels & Restaurants -- 1.76%
------------------------------------------------------------------------
Foodmaker Corporation (Series B)
  9.75%, due 11/01/03 ....................    350,000        357,493
Foodmaker Inc. 8.375%,
  due 04/15/08 ...........................    850,000        792,625
Hammon (John Q.) Hotels 8.875%,
  due 02/15/04 ...........................    300,000        271,125
Host Marriot LP 8.375%,
  due 02/15/06 ...........................    250,000        235,938
Sbarro Inc. 11.00%,
  due 09/15/09 ...........................    250,000        256,875
                                                           ---------
                                                           1,914,056
Machinery -- 1.47%
------------------------------------------------------------------------
Applied Power Inc. 8.75%,
  due 04/01/09 ...........................    850,000        830,875
Columbus McKinnon Corporation
  8.50%, due 04/01/08 ....................    500,000        431,250


                                                Number
                                              of Shares
                                             or Principal
                                                Amount         Value
Navistar International Corporation
  (Series B) 8.00%, due 02/01/08 ......... $  350,000      $ 336,000
                                                           ---------
                                                           1,598,125
Medical Instruments -- 0.84%
------------------------------------------------------------------------
Charles River Labs 13.50%,
  due 10/01/09 ...........................    350,000        364,000
Fisher Scientific International Inc.
  9.00%, due 02/01/08 ....................    575,000        552,000
                                                           ---------
                                                             916,000
Medical Services -- 0.72%
------------------------------------------------------------------------
Triad Hospitals Holdings Inc. 11.00%,
  due 05/15/09 ...........................    750,000        780,000
Metals & Mining -- 2.27%
------------------------------------------------------------------------
AK Steel Corporation 7.875%,
  due 02/15/09 ...........................  1,200,000      1,140,000
LTV Corporation 11.75%,
  due 11/15/09 ...........................    200,000        208,500
Oregon Steel Mills Inc. 11.00%,
  due 06/15/03 ...........................    200,000        206,500
WCI Steel Inc. (Series B) 10.00%,
  due 12/01/04 ...........................    900,000        915,750
                                                           ---------
                                                           2,470,750
Oil Services -- 1.14%
------------------------------------------------------------------------
Gulf Canada Resources Ltd. 8.375%,
  due 11/15/05 ...........................    600,000        598,500
Gulf Canada Resources Ltd. 8.35%,
  due 08/01/06 ...........................    400,000        387,606
Nuevo Energy Company 9.50%,
  due 06/01/08 ...........................    250,000        249,687
                                                           ---------
                                                           1,235,793
Paper & Forest Products -- 0.49%
------------------------------------------------------------------------
Buckeye Cellulose Corporation 8.50%,
  due 12/15/05 ...........................    550,000        537,625
Printing & Publishing -- 1.93%
------------------------------------------------------------------------
Nebraska Book Company Inc. 8.75%,
  due 02/15/08 ...........................    750,000        645,000
TV Guide Inc. 8.125%,
  due 03/01/09 ...........................  1,450,000      1,450,000
                                                           ---------
                                                           2,095,000
Retail -- 2.31%
------------------------------------------------------------------------
Boyds Collection Ltd. 9.00%,
  due 05/15/08 ...........................    478,000        452,905
Buhrmann U.S. Inc. 12.25%,
  due 11/01/09 ...........................    700,000        726,250
Cole National Group Inc. 8.625%,
  due 08/15/07 ...........................  1,100,000        833,250
K Mart Corporation 8.375%,
  due 12/01/04 ...........................    500,000        494,452
                                                           ---------
                                                           2,506,857

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              73
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        ENTERPRISE HIGH-YIELD BOND FUND
                               December 31, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




                                                Number
                                              of Shares
                                             or Principal
                                                Amount         Value
Telecommunications -- 17.99%
-------------------------------------------------------------------------
21st Century Telecom Group Inc.
  0/12.25%, due 02/15/08 (c) .............   $950,000       $   635,313
AT & T Canada Inc Deposit Receipt
  Class B ................................        514            20,689
Bresnan Communications Group
  8.00%, due 02/01/09 ....................   $250,000           251,250
Bresnan Communications Group
  9.25%, due 02/01/09 ....................    450,000           311,625
CCPR Services Inc. 10.00%,
  due 02/01/07 ...........................    800,000           853,000
CINC Bell Inc. 9.00%,
  due 04/15/08 ...........................    400,000           404,000
Crown Castle International
  Corporation 0/10.625%, due
  11/15/07 (c) ........................... 1,100,000            826,375
Crown Castle International
  Corporation 9.00%, due 05/15/11 ........ $ 500,000            490,000
E. Spire Communications Inc. (Wts)
  Expiration 11/01/05 (a) ................       800              4,250
Firstworld Communications Inc.
  0/13.00%, due 04/15/08 (c) ............. $ 500,000            271,875
Firstworld Communications Inc. (Wts)
  Expiration 04/15/08 (a) (d) ............       500                 --
Flag Ltd. 8.25%,
  due 01/30/08 ........................... $ 700,000            642,250
Global Crossings Holdings Ltd.
  9.625%, due 05/15/08 ...................   350,000            348,250
ICG Holdings Inc. 0/12.50%,
  due 05/01/06 (c) ....................... 1,000,000            758,750
ICG Services Inc. 0/10.00%, due
  02/15/08 (c) ...........................   200,000             99,750
Intermedia Communications Inc.
  (Series B) 0/11.25%, due 07/15/07
  (c) ....................................   350,000            262,062
Intermedia Communications Inc.
  (Series B) 8.50%, due 01/15/08 .........   600,000            552,000
McLeodUSA Inc. 0/10.50%,
  due 03/01/07 (c) ....................... 1,000,000            811,250
McLeodUSA Inc. 8.125%,
  due 02/15/09 ...........................   500,000            466,250
Metronet Communications
  Corporation 0/10.75%, due
  11/01/07 (c) ...........................   500,000            412,500
Nextel Communications 9.75%,
  due 08/15/04 ...........................   450,000            464,625
Nextel Communications 0/10.65%,
  due 09/15/07 (c) ....................... 1,200,000            901,500
Nextel Communications 0/9.75%,
  due 10/31/07 (c) .......................   900,000            644,625
Nextel Communications 0/9.95%,
  due 02/15/08 (c) .......................   650,000            459,062
Nextel Communications 9.375%,
  due 11/15/09 ...........................   750,000            736,875
Nextlink Communications 0/9.45%,
  due 04/15/08 (c) ....................... 1,100,000            683,375


                                                Number
                                              of Shares
                                             or Principal
                                                Amount         Value
Nextlink Communications 10.75%,
  due 11/15/08 ........................... $ 900,000        $   933,750
Omnipoint Corporation 11.50%,
  due 09/15/09 ...........................   500,000            545,000
Omnipoint Corporation (Series A)
  11.625%, due 08/15/06 ..................   250,000            266,250
Orange 8.00%, due 08/01/08 ............... $ 500,000            507,500
Pagemart (Wts) Expiration
  12/31/03 (a) ...........................     3,450             42,228
Pagemart Nationwide Inc. .................     1,750             27,125
Panamsat Corporation 6.375%,
  due 01/15/08 ...........................   300,000            256,741
Pathnet Inc. 12.25%,
  due 04/15/08 ........................... $ 250,000            160,000
Pathnet Inc. (Wts) Expiration
  04/15/08 (a) (d) .......................       250                 --
RCN Corporation 0/11.125%,
  due 10/15/07 (c) ....................... $ 350,000            250,688
RCN Corporation 10.00%,
  due 10/15/07 ...........................   250,000            248,750
RCN Corporation 10.125%,
  due 01/15/10 ...........................   200,000            199,500
RCN Corporation (Series B) 0/9.80%,
  due 02/15/08 (c) .......................   550,000            362,313
Rogers Cantel Inc. 8.80%,
  due 10/01/07 ...........................   800,000            814,000
Teligent Inc. 11.50%, due 12/01/07 .......   250,000            243,125
Voicestream Wire Company 10.375%,
  due 11/15/09 ...........................   700,000            719,250
Winstar Communications Inc. 10.00%,
  due 03/15/08 ...........................   950,000            909,625
Winstar Equipment Corporation
  12.50%, due 03/15/04 ...................   700,000            761,250
                                                            -----------
                                                             19,558,596
Textiles -- 3.27%
-------------------------------------------------------------------------
Phillips Van Heusen Corporation
  9.50%, due 05/01/08 .................... 1,000,000            932,500
Polymer Group Inc. (Series B) 9.00%,
  due 07/01/07 ...........................   550,000            537,625
Westpoint Stevens Inc. 7.875%,
  due 06/15/08 ........................... 1,500,000          1,346,250
William Carter Company (Series A)
  10.375%, due 12/01/06 ..................   850,000            742,688
                                                            -----------
                                                              3,559,063
Transportation -- 0.92%
-------------------------------------------------------------------------
Northwest Airlines Inc. 8.52%,
  due 04/07/04 ...........................   750,000            707,990
TBS Shipping International Ltd.
  10.00%, due 05/01/05 (b) ...............   750,000            296,250
                                                            -----------
                                                              1,004,240
Travel/Entertainment/Leisure -- 0.22%
-------------------------------------------------------------------------
International Game Technology
  7.875%, due 05/15/04 ...................   250,000            243,125

                      THE ENTERPRISE Group of Funds, Inc.
74
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        ENTERPRISE HIGH-YIELD BOND FUND
                               December 31, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




                                              Number
                                            of Shares
                                           or Principal
                                              Amount         Value
Utilities -- 0.98%
-----------------------------------------------------------------------
AES Corporation 9.50%, due
  06/01/09 .............................   $325,000       $   327,437
Ferrellgas Partners LP (Series B)
  9.375%, due 06/15/06 .................    450,000           446,625
Midland Cogeneration Venture L P
  (Series C-91) 10.33%, due 07/23/02....    134,458           141,685
Midland Funding Corporation
  (Series C-94) 10.33%,
  due 07/23/02 .........................    144,782           151,659
                                                          -----------
                                                            1,067,406
Waste Management -- 1.59%
-----------------------------------------------------------------------
Allied Waste North America Inc.
  7.625%, due 01/01/06 .................    650,000           589,875
Allied Waste North America Inc.
  7.875%, due 01/01/09 .................    350,000           309,750
Waste Management Inc. 6.875%,
  due 05/15/09 ......................... 1,000,000            832,570
                                                          -----------
                                                            1,732,195
Wireless Communications -- 1.13%
-----------------------------------------------------------------------
Clearnet Communications Inc.
  0/10.125%, due 05/01/09 (c) .......... 1,000,000            598,750
Telecorp PCS Inc. 0/11.625%,
  due 04/15/09 (c) ..................... 1,000,000            631,250
                                                          -----------
                                                            1,230,000
                                                          -----------
Total Corporate Bonds, Convertible
Securities, Common & Preferred Stocks
(Identified cost $103,013,793)........................     96,766,596
--------------------------------------------------------  -----------
Foreign Bonds -- 7.55%
-----------------------------------------------------------------------
Apparel & Textiles -- 0.22%
-----------------------------------------------------------------------
Reliance Industries Ltd. 8.25%,
  due 01/15/27 .........................   250,000            237,267
Basic Industries -- 1.65%
-----------------------------------------------------------------------
Cemex 12.75%, due 07/15/06 ............. 1,150,000          1,296,625
Cemex International Capital Inc.
  9.66%, due 12/29/49 ..................   500,000            496,250
                                                          -----------
                                                            1,792,875
Broadcasting -- 1.64%
-----------------------------------------------------------------------
Grupo Televisa 11.875%, due
  05/15/06 .............................   300,000            320,250
Grupo Televisa (Series A) 11.375%,
  due 05/15/03 .........................   700,000            746,210
Satelites Mexicanos 10.125%,
  due 11/01/04 .........................   800,000            544,000
TV Azteca 10.50%, due 02/15/07 .........   200,000            177,000
                                                          -----------
                                                            1,787,460
Containers/Packaging -- 0.77%
-----------------------------------------------------------------------
Vicap 11.375%, due 05/15/07 ............   900,000            834,750


                                              Number
                                            of Shares
                                           or Principal
                                              Amount         Value
Energy -- 0.46%
-----------------------------------------------------------------------
Petroleos Mexicanos 8.85%,
  due 09/15/07 ......................... $ 250,000        $   240,000
YPF Sociedad Anonima 9.125%,
  due 02/24/09 .........................   250,000            257,996
                                                          -----------
                                                              497,996
Government Bond -- 1.86%
-----------------------------------------------------------------------
Republic of Argentina 12.125%,
  due 02/25/19 ......................... $ 250,000            271,250
Republic of Argentina (Wts) Expiration
  02/25/00 (a) .........................       250              3,375
Republic of Argentina Global (Series
  BGL4) 11.00%, due 10/09/06 ........... $ 900,000            925,000
Republic of Turkey 10.00%,
  due 09/19/07 .........................   250,000            241,875
United Mexican States 8.625%,
  due 03/12/08 .........................   300,000            293,250
United Mexican States 10.375%,
  due 02/17/09 ......................... $ 250,000            266,250
United Mexican States (Wts)
  Expiration 02/17/09 (a) ..............       250             23,125
                                                          -----------
                                                            2,024,125
Paper & Forest Products -- 0.50%
-----------------------------------------------------------------------
Indah Kiat Finance Mauritius Ltd.
  10.00%, due 07/01/07 ................. $ 350,000            259,000
Pindo Deli Finance Mauritius Ltd.
  10.75%, due 10/01/07 .................   400,000            291,000
                                                          -----------
                                                              550,000
Telecommunications -- 0.24%
-----------------------------------------------------------------------
Nuevo Grupo Isuacell 14.25%,
  due 12/01/06 .........................   250,000            258,750
Transportation -- 0.21%
-----------------------------------------------------------------------
TFM 10.25%, due 06/15/07 ...............   250,000            230,625
                                                          -----------
Total Foreign Bonds
(Identified cost $8,564,571)..........................      8,213,848
-----------------------------------------------------------------------

Repurchase Agreement -- 1.61%
-----------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement 2.50%, due 01/03/00
  Collateral: U.S. Treasury Note
  $1,780,000, 6.25% due 2/15/07
  Value $1,835,371...................... 1,755,000          1,755,000
                                                          -----------
Total Repurchase Agreement
(Identified cost $1,755,000)..........................      1,755,000
-----------------------------------------------------------------------



                      THE ENTERPRISE Group of Funds, Inc.
                                                                              75
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                        ENTERPRISE HIGH-YIELD BOND FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                                      Value
Total Investments
(Identified cost $113,333,364)..................  $106,735,444
Other Assets Less Liabilities -- 1.84% .........     1,995,766
                                                  ------------
Net Assets -- 100% .............................  $108,731,210
------------------------------------------------  ------------

(a) Non-income producing security.
(b) In bankruptcy. Fund has ceased accrual of interest.
(c) Zero Coupon or Step Bond -- The interest rate on a step bond represents the rate of interest that will commence its accrual on a predetermined date. The rate shown for zero coupon bonds is the current effective yield.
(d) Security is fair valued at December 31, 1999.
(Wts) Warrants. Warrants entitle the Fund to purchase a predetermined number of shares of stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.


See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
76
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     Enterprise Government Securities Fund

TCW Investment Management Company
Los Angeles, California


Investment Management

TCW Investment Management Company (formerly TCW Funds Management, Inc.), a wholly owned subsidiary of TCW Management Company, became manager of the Enterprise Government Securities Fund on May 1, 1992. TCW manages approximately $57 billion for institutional clients, and its normal investment minimum is $50 million.


Investment Objective

The objective of the Enterprise Government Securities Fund is to seek current income and safety of principal.


Investment Strategies

The Government Securities Fund invests primarily in securities that are obligations of the U.S. Government, its agencies or instrumentalities. The Fund's investments may include securities issued by the U.S. Treasury such as treasury bills, treasury notes and treasury bonds. In addition, the Fund may invest in securities that are issued or guaranteed by agencies and instrumentalities of the U.S. Government. Securities issued by agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. Securities issued by the Government National Mortgage Association ("GNMA Certificates") are examples of full faith and credit securities. Agencies and instrumentalities whose securities are not backed by the full faith and credit of the United States include the Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corp. (Freddie Mac). To a limited extent, the Fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs"). The Fund may concentrate from time to time in different U.S. Government securities in order to obtain the highest available level of current income and safety of principal.


1999 Performance Review

The sharp rise in interest rates in 1999 represented clear evidence of the market's recovery from the global financial crisis of the previous year. Yields on 5 and 10-year benchmark U.S. treasury bonds rose approximately 1.80 percent during the year and closed at yields of 6.35 percent and 6.44 percent, respectively on December 31. The yield on the benchmark 30-year U.S. treasury bond rose 1.39 percent to 6.48 percent, close to a two-year high at year-end.

The change in investor preference, from the safe haven of U.S. treasuries to higher yielding asset classes such as corporate bonds and mortgage-backed securities, was largely responsible for the rise in interest rates that occurred early in 1999. But as the year progressed, several other factors put upward pressure on interest rates. In particular, the robust growth rate of the U.S. economy and sharply higher stock prices caused investors to grow increasingly uneasy even though inflation remained well within tolerable limits. Tight labor markets, Y2K concerns, a heavy new issue calendar and a weakening dollar also drove interest rates higher. In spite of three rate hikes by the Federal Reserve between June and November, investors remained concerned about the economy's inflationary prospects and the likelihood of additional rate hikes.

Mortgage-backed securities were one of the top performing investment grade fixed income asset classes in the fourth quarter and for the entire year. The annual total rate of return of the Lehman Mortgage Index exceeded the annual returns of the Lehman Government/Corporate Index and the Lehman Aggregate Index by 4.01 percent and 2.68 percent, respectively. In addition, mortgages surpassed treasuries in 1999 to become the largest component in the Lehman Aggregate Index. Strong technical trends, improving levels of market volatility, and decreasing prepayment rates caused spreads between mortgages and treasuries to tighten and boosted mortgage performance.

The spread between current coupon mortgages and Treasuries began the year at approximately 1.70 percent, tightened to 1.21 percent in early May, and then widened out to almost 1.80 percent in early August. In the last five months of the year, spreads widened and contracted several times, but the basic trend was one of contraction. Several factors and offsetting trends were responsible for maintaining these historically very high levels of spread volatility throughout



                      THE ENTERPRISE Group of Funds, Inc.
                                                                              77
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the year. One of these factors was extension risk. The Lehman Mortgage Index began the year with a duration of 1.95 years and an average maturity of 5.09 years. By year-end, the duration of the Index had extended to 4.27 years and the average maturity stood at 7.60 years. The cause of this maturity extension was rising interest rates, which led to declining prepayment rates and extended the maturities of mortgage-backed securities. Higher yields were required to compensate investors for taking on the increased risks associated with these uncertain and longer maturities and caused spreads between mortgages and Treasuries to widen.

The heavy new issue calendar in corporates also put pressure on all fixed-income sectors for most of the year. The budget surplus also played a role by reducing the outstanding amount of Treasuries and making Treasuries expensive relative to spread product. Spread volatility was also impacted when securities dealers maintained smaller bond inventories at mid year to reduce their risk exposure. Smaller inventories made price levels more difficult to gauge and led to wider bid-ask spreads. Furthermore, trading volume in mortgage-backed securities was lighter than usual for most of the year, primarily because banks were less active as they accumulated cash reserves to cover their unknown year-end liquidity demands. Fewer buyers of mortgage product increased dealers' positioning risk and led to even lower inventory levels. Investor apathy also drove mortgage spreads wider, as higher and higher yields were required to entice uninterested investors into trades.

In spite of these pressures, a number of dominant factors caused spreads between mortgages and Treasuries to narrow and kept performance relatively strong. Early in the year, spreads tightened as the market recovered from the financial crisis of the previous summer, when high volatility and historically low interest rates had combined to make mortgages exceptionally undervalued. Technical factors played an increasingly important role in the performance of mortgage sector as the year progressed. The supply of new issue mortgages diminished steadily and by year-end the monthly volume of new fixed rate issuance had declined by over 50 percent. Lower prepayment volatility also narrowed the spread between mortgages and Treasuries. Over 60 percent of the agency mortgage universe is now concentrated in coupons of 6.50 percent and 7.00 percent (which represent a good proxy for the sector as a whole.) A rally of at least 1.00 percent from current levels will be needed to trigger a refinancing of the 7.00 percent coupons.

                             [GRAPHIC APPEARS HERE]




                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.
78
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
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                         GROWTH OF A $10,000 INVESTMENT

                              [CHART APPEARS HERE]

           Enterprise       Lehman Brothers         Lipper General US
           Government       Intermediate            Government
           Securities       Government              Fund
           Fund - A         Bond Index              Index
           ----------       ---------------         ------------------
12/31/89   9528             10000                   10000
1990       10424            10956                   10802
1991       11737            12501                   12382
1992       12899            13368                   13137
1993       14099            14460                   14230
1994       12998            14207                   13556
1995       15468            16254                   15852
1996       16441            16914                   16194
1997       17821            18220                   17670
1998       19036            19767                   19056
1999       19147            19864                   18551


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE GOVERNMENT SECURITIES FUND - A     ONE YEAR     FIVE YEAR   TEN YEAR
With Sales Charge                              -4.23%         7.01%      6.71%
Without Sales Charge                            0.58%         8.05%      7.23%
Lehman Brothers Int. Gov't Bond Index*          0.49%         6.93%      7.10%
Lipper General US Gov't Fund Index*            -2.66%         6.47%      6.37%


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE GOVERNMENT SECURITIES FUND - B       ONE YEAR   5/1/95-12/31/99
With Sales Charge                                -4.88%         6.09%
Without Sales Charge                              0.12%         6.43%
Lehman Brothers Int. Gov't Bond Index*            0.49%         6.25%
Lipper General US Gov't Fund Index*              -2.66%         5.66%


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE GOVERNMENT SECURITIES FUND - C       ONE YEAR   5/1/97-12/31/99
With Sales Charge                                -0.88%         5.11%
Without Sales Charge                              0.12%         5.11%
Lehman Brothers Int. Gov't Bond Index*            0.49%         5.78%
Lipper General US Gov't Fund Index*              -2.66%         4.87%


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

                                                ONE YEAR    7/31/97-12/31/99
ENTERPRISE GOVERNMENT SECURITIES FUND - Y         1.04%         4.76%
Lehman Brothers Int. Gov't Bond Index*            0.49%         4.88%
Lipper General US Gov't Fund Index*              -2.66%         3.38%


The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of all publicly held US Treasury, government agency, quasi-federal corporate, and corporate debt guaranteed by the US government with maturities of one to 9.99 years. It assumes the reinvestment of dividends and capital gains and excludes management fees or expenses. The Lipper General US Government Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper General US Government Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.


Future Investment Strategy

The mortgage market now appears to be fairly valued. With a current weighted average price of approximately 96, changes in volatility matter much less now than they did at the beginning of the year when the mortgage market's average price was approximately 102. Mortgage spreads have tightened 0.40 percent in the last 5 months, but could tighten further due to positive technicals. Analysts expect the banks to reenter the market once their Y2K concerns have abated, and increased demand in the absence of an increase in supply may cause spreads to further contract. Although the possibility of another rate hike by the Federal Reserve in early 2000 seems likely, today's higher yield levels combined with TCW's focus on security structure allow TCW to maintain a positive outlook on the mortgage sector.

Although government securities may be guaranteed as to the timely payment of principal and interest, fund shares are not insured and their value will fluctuate based on market conditions.

The views expressed in this report reflect those of the Fund Manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.


                      THE ENTERPRISE Group of Funds, Inc.
                                                                              79
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PORTFOLIO OF INVESTMENTS
                     ENTERPRISE GOVERNMENT SECURITIES FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                         Principal
                                           Amount         Value
U.S. Government & Agency Obligations -- 78.75%
---------------------------------------------------------------------
Freddie Mac Participation Certificates -- 5.15%
---------------------------------------------------------------------
FHLPC 7.00%, due 09/01/17 ............  $ 1,219,467   $  1,190,428
FHLPC 7.00%, due 10/01/17 ............    1,554,326      1,518,154
FHLPC 10.00%, due 10/01/18 ...........      684,313        733,932
FHLPC 10.00%, due 07/01/20 ...........    1,116,844      1,198,607
FHLPC 10.00%, due 10/01/20 ...........      488,397        522,626
FHLPC 9.00%, due 10/01/22 ............    1,095,020      1,137,440
                                                      ------------
                                                         6,301,187
Federal Housing Administration -- 18.11%
---------------------------------------------------------------------
FHA 7.75%, due 05/01/18 ..............    6,078,606      5,949,436
FHA 7.80%, due 09/01/23 ..............    2,704,268      2,646,803
FHA 8.70%, due 12/01/27 ..............    2,543,129      2,552,666
FHA 7.625%, due 06/01/28 .............    3,650,610      3,554,781
FHA 7.00%, due 10/01/28 ..............    2,283,325      2,177,721
FHA 6.75%, due 11/01/28 ..............    2,184,198      2,053,146
FHA 7.18%, due 02/20/29 ..............    3,355,746      3,217,322
                                                      ------------
                                                        22,151,875
Federal National Mortgage Association -- 21.53%
---------------------------------------------------------------------
FNMA 5.50%, due 01/01/09 .............    1,418,178      1,351,423
FNMA 5.50%, due 02/01/09 .............    4,409,430      4,193,626
FNMA 5.50%, due 02/01/09 .............    2,881,288      2,734,261
FNMA 6.50%, due 02/01/09 .............      106,930        104,967
FNMA 5.50%, due 06/01/09 .............    2,880,389      2,731,436
FNMA 7.00%, due 03/01/14 .............    1,226,521      1,199,437
FNMA 8.00%, due 11/01/16 .............    1,884,784      1,903,632
FNMA 10.00%, due 07/01/20 ............      128,041        137,037
FNMA 10.00%, due 07/01/20 ............      217,778        233,010
FNMA 9.50%, due 08/01/20 .............      517,591        544,917
FNMA 9.50%, due 10/01/20 .............      740,127        779,232
FNMA 6.00%, due 11/01/28 .............    3,808,350      3,497,015
FNMA 6.00%, due 11/01/28 .............    7,532,204      6,920,905
                                                      ------------
                                                        26,330,898
Government National Mortgage Association -- 30.78%
---------------------------------------------------------------------
GNMA 9.00%, due 08/15/16 .............        3,925          4,091
GNMA 7.00%, due 12/15/27 .............    3,606,740      3,506,745
GNMA 6.50%, due 08/15/28 .............    1,443,275      1,358,309
GNMA 6.50%, due 02/20/29 .............    9,719,127      9,097,343
GNMA 6.50%, due 05/15/29 .............    4,933,857      4,634,489
GNMA 7.00%, due 10/15/29 .............    4,995,193      4,823,678
GNMA 7.00%, due 10/15/33 .............   14,708,168     14,227,186
                                                      ------------
                                                        37,651,841
U.S. Treasury Notes -- 3.18%
---------------------------------------------------------------------
U.S. Treasury Note 8.875%, due
  05/15/00 ...........................      380,000        384,783
U.S. Treasury Note 6.50%, due
  08/15/05 ...........................    3,500,000      3,499,094
                                                      ------------
                                                         3,883,877
                                                      ------------
Total U.S. Government & Agency Obligations
(Identified cost $100,486,239)...........................96,319,678
---------------------------------------------------------------------


                                         Principal
                                           Amount         Value
Collateralized Mortgage Obligations -- 4.64%
---------------------------------------------------------------------
Chase Mortgage Finance Corporation
  5.13%, due 05/25/28 (v) ............  $ 3,386,325   $  2,167,248
FNMA Remic 6.50%, due 06/25/23 .......      348,042        339,972
Freddie Mac Series 1552 Class YA
  6.37%, due 08/15/23 (v) ............    1,291,553      1,086,519
Freddie Mac Series 1634 Class SB
  8.80%, due 12/15/23 (v) ............    2,222,727      2,081,028
                                                      ------------
Total Collateralized Mortgage Obligations
(Identified cost $5,987,694).......................      5,674,767
---------------------------------------------------------------------

Corporate Bonds -- 8.32%
---------------------------------------------------------------------
PNC Mortgage Securities Corporation
  6.25%, due 02/25/14 ................    3,732,013      3,558,213
PNC Mortgage Securities Corporation
  Series 1998-5 6.625%, due
  07/25/28 ...........................    1,879,134      1,822,741
Structured Asset Securities
  Corporation 6.75%, due 03/25/29.....    4,656,940      4,393,532
Superior Wholesale Inventory
  Financing Trust Series 1997-A
  6.346%, due 11/15/04 ...............      403,521        400,574
                                                      ------------
                                                        10,175,060
                                                      ------------
Total Corporate Bonds
(Identified cost $10,689,835).......................    10,175,060
---------------------------------------------------------------------

Commercial Paper -- 3.26%
---------------------------------------------------------------------
General Electric Capital Corporation
  6.55%, due 01/12/00 ................    3,000,000      2,993,996
General Electric Capital Corporation
  6.28%, due 01/13/00 ................    1,000,000        997,906
                                                      ------------
Total Commercial Paper
(Identified cost $3,991,903).......................      3,991,902
---------------------------------------------------------------------

Repurchase Agreement -- 4.53%
---------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement 2.50%, due 01/03/00
  Collateral: U.S. Treasury Note,
  $5,615,000, 6.25% due 02/15/07
  Value $5,789,668....................    5,542,000      5,542,000
                                                      ------------
Total Repurchase Agreement
(Identified cost $5,542,000).......................      5,542,000
---------------------------------------------------------------------

Total Investments
(Identified cost $126,697,671).....................   $121,703,407

Other Assets Less Liabilities -- 0.50% ............        606,657
                                                      ------------
Net Assets -- 100% ................................   $122,310,064
---------------------------------------------------------------------

(v) Variable interest rate security; interest rate is as of December 31, 1999.


See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
80
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
-------                                                            -------------
                       ENTERPRISE TAX-EXEMPT INCOME FUND
-------                                                            -------------

MBIA Capital Management Corp.
Armonk, New York


Investment Management

MBIA Capital Management Corp. became manager of the Enterprise Tax-Exempt Income Fund on January 1, 1998. MBIA Capital Management Corp. manages approximately $30 billion for institutional clients, and its normal investment minimum is $10 million.


Investment Objective

The investment objective of the Enterprise Tax-Exempt Income Fund is to seek a high level of current income exempt from federal income tax, with consideration given to preservation of principal.


Investment Strategies

The Tax-Exempt Income Fund invests primarily in investment grade, tax-exempt municipal securities. The issuers of these securities may be located in any state, territory or possession of the United States. In selecting investments for the Fund, the Fund Manager tries to limit risk as much as possible. The Fund Manager analyzes municipalities, their credit risk, market trends and investment cycles. The Fund Manager attempts to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit. The Fund anticipates that its average weighted maturity will range from 10 to 25 years. The Fund Manager will actively manage the Fund, adjusting the average Fund maturity and utilizing futures contracts and options on futures as a defensive measure according to its judgment of anticipated interest rates. During periods of rising interest rates and falling prices, the Fund Manager may adopt a shorter weighted average maturity to cushion the effect of bond price declines on the Fund's net asset value. When rates are falling and prices are rising, the Fund Manager may adopt a longer weighted average maturity. The Fund may also invest up to 20 percent of its net assets in cash, cash equivalents and debt securities, the interest from which may be subject to federal income tax. Investments in taxable securities will be limited to investment grade corporate debt securities and U.S. Government securities. The Fund will not invest more than 20 percent of its net assets in municipal securities, the interest on which is subject to the federal alternative minimum tax.


1999 Performance Review

The strong economy, combined with the Federal Reserve's efforts to raise interest rates, resulted in a very difficult year for municipal bonds. In 1999, municipal interest rates increased 0.93 percent to 0.99 percent across the yield curve. The Bond Buyer 40 Index yield rose from a low of 5.09 percent on January 29 to a high of 6.16 percent on Dec 16, 1999. The impact of rising rates was exacerbated by duration extension, as municipal bonds tended to be more price-sensitive as interest rates rose. In addition, one of the most significant factors in the municipal market this year was the market discount penalty. Under the Federal tax rules for market discount bonds, a bond's discount is taxable at the individual's tax rate when the bond is purchased at a significant discount to its issued price. A market discount penalty is applied to bonds subject to this rule in order to equate their after-tax yield to other bonds not subject to the penalty. This penalty can be substantial and it can further compound a bond's negative performance as interest rates rise.

On a bright note, municipal bonds did outperform Treasuries over the year. Long insured municipal bonds ended 1999 at a ratio of 93.77 percent to comparable Treasuries versus an average of 94.04 percent for 1999, and 88.92 percent over the past five years. During the year, the long municipal to Treasury ratio hit a low of 89.3 percent in June, with the highest level, 102.43 percent, coming in early January. Long municipals remain historically cheap to Treasuries. It will probably need a lower or at least a stable rate environment to bring the long municipal to Treasury ratio back to more historic levels.

The U.S. economic expansion continued to strengthen most municipal credits in 1999. Credit upgrades by Standard & Poor's outnumbered downgrades by more than 7 times in 1999.


                      THE ENTERPRISE Group of Funds, Inc.
                                                                              81
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
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

New issue volume for 1999 came in at $226 billion, a 21 percent decline from 1998's big volume year. New money issuance was flat, with refundings down 54 percent from 1998. Refunding volume in 2000 may continue to decline from 1999 levels, given higher interest rates and the lack of outstanding high coupon bonds. Total new issue volume expectations for 2000 are $200 billion to $230 billion.

The Fund benefited during the year from MBIA's active sector, curve and structure management. As interest rates rose during the year, MBIA shortened the Fund's duration from a 5 percent overweight versus the Lehman Index to a neutral stance (invested assets only) by year-end. Fund structure was improved by the addition of defensively structured higher coupon bonds (by year-end the Fund's average coupon was 0.25 percent higher than the index, up from 6 basis points at year-end 1998), with good call protection or non-call structures. MBIA's underexposure versus the index to the long end of the curve also helped performance as bonds maturing in 22 years or longer underperformed the general market by 4.61 percent. The Fund's reduced allocation to the insured sector, from an 11 percent overweight at year-end 1998 to a 10 percent underweight at year-end, also helped boost performance as the insured sector was the worst-performing sector for the year.


                         GROWTH OF A $10,000 INVESTMENT

                              [CHART APPEARS HERE]

          Enterprise         Lehman Brothers    Lipper
          Tax-Exempt         Municipal          General
          Income             Bond               Municipal
          Fund - A           Index              Debt Index
          ------------------ ---------------    ----------
12/31/89  9526               10000              10000
1990      10070              10729              10599
1991      11191              12032              11876
1992      12072              13093              12933
1993      13371              14701              14540
1994      12610              13946              13662
1995      14483              16381              16027
1996      14995              17108              16601
1997      16039              18682              18159
1998      16988              19893              19184
1999      16520              19481              18403


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE TAX-EXEMPT INCOME FUND - A        ONE YEAR     FIVE YEAR   TEN YEAR
With Sales Charge                             -7.39%         4.52%      5.15%
Without Sales Charge                          -2.76%         5.55%      5.66%
Lehman Brothers Municipal Bond Index*         -2.07%         6.91%      6.90%
Lipper General Municipal Debt Index*          -4.07%         6.14%      6.29%


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE TAX-EXEMPT INCOME FUND - B           ONE YEAR   5/1/95-12/31/99
With Sales Charge                                -8.13%         3.53%
Without Sales Charge                             -3.29%         3.90%
Lehman Brothers Municipal Bond Index*            -2.07%         5.84%
Lipper General Municipal Debt Index*             -4.07%         5.03%


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

ENTERPRISE TAX-EXEMPT INCOME FUND - C           ONE YEAR   5/1/97-12/31/99
With Sales Charge                                -4.20%         2.96%
Without Sales Charge                             -3.23%         2.96%
Lehman Brothers Municipal Bond Index*            -2.07%         4.76%
Lipper General Municipal Debt Index*             -4.07%         3.66%


                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDING DECEMBER 31, 1999

                                                ONE YEAR   11/30/98-12/31/99
ENTERPRISE TAX-EXEMPT INCOME FUND - Y            -2.32%        -1.98%
Lehman Brothers Municipal Bond Index*            -2.07%        -1.68%
Lipper General Municipal Debt Index*             -4.07%        -3.60%


The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The Lehman Brothers Municipal Bond Index is an unmanaged index of approximately 1,100 investment grade tax-exempt bonds classified into four sectors - general obligation, revenue, insured, and prerefunded. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. The Lipper General Municipal Debt Fund Index is an unmanaged index of the 10 largest funds, based on total year-end net asset value, in the Lipper General Municipal Debt Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.



                      THE ENTERPRISE Group of Funds, Inc.
82
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
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Future Investment Strategy

This attractive historical municipal relationship to Treasuries and widely expected tighter credit spreads in the taxable bond market this coming year may encourage increased participation in the municipal market in 2000. As such, MBIA remains positive on the asset class. With the Federal Reserve in a tightening mode, MBIA will continue to emphasize cautious credit, structure and curve allocations for the Fund.

Depending on an investor's specific situation, distributions from this fund may, at times, be subject to ordinary, alternative minimum and capital gains taxes.

The views expressed in this report reflect those of the Fund Manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.



                               [GRAPHIC OMITTED]




                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.
                                                                              83
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
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                           PORTFOLIO OF INVESTMENTS
                       ENTERPRISE TAX-EXEMPT INCOME FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                                Principal
                                                 Amount        Value
Municipal Bonds -- 95.90%
-------------------------------------------------------------------------
Alabama -- 0.85%
-------------------------------------------------------------------------
Alabama Housing Finance Authority
  Single Family Mortgage Revenue Home
  Mortgage GNMA Collateral Series A-1
  6.55% due 10/01/14 ........................  $  240,000   $  246,408
Colorado -- 3.28%
-------------------------------------------------------------------------
Colorado Springs Company Sales 5.00%
  due 12/01/12 ..............................   1,000,000      955,600
Florida -- 0.99%
-------------------------------------------------------------------------
Broward County, Broward Recovery
  Revenue 7.95% due 12/01/08 ................     280,000      288,904
Georgia -- 6.98%
-------------------------------------------------------------------------
Atlanta Downtown Development
  Authority Underground Atlanta Project
  6.25% due 10/01/12 ........................     500,000      522,665
Georgia Municipal Electric Authority
  Power Revenue Series V 6.30% due
  01/01/05 ..................................     400,000      423,792
Georgia State Series C 6.25% due
  08/01/12 ..................................   1,000,000    1,084,130
                                                            ----------
                                                             2,030,587
Iowa -- 2.90%
-------------------------------------------------------------------------
Iowa Finance Authority Hospital Facility
  Revenue Iowa Health Systems Series A
  (MBIA Insured) 5.125% due 01/01/28 ........   1,000,000      842,800
Louisiana -- 0.50%
-------------------------------------------------------------------------
Louisiana State Offshore Term Authority
  Deepwater Port Revenue Series E
  7.60% due 09/01/10 ........................     140,000      144,840
Massachusetts -- 2.71%
-------------------------------------------------------------------------
Massachusetts State Housing Finance
  Agency Revenue Residential FNMA
  Collateral-Series A 6.90% due
  11/15/24 ..................................     750,000      789,840
Michigan -- 9.89%
-------------------------------------------------------------------------
Michigan Municipal Bond Authority
  Revenue Clean Water Revolving Fund
  5.75% due 10/01/16 ........................   1,000,000      997,580
Michigan State Building Authority
  Revenue Series I 6.40% due 10/01/04 .......   1,000,000    1,046,600
Wayne Charter County Michigan Airport
  Revenue Detroit Metropolitan Wayne
  Charter County Airport Series B (MBIA
  Insured) 5.00% due 12/01/28 ...............   1,000,000      835,940
                                                            ----------
                                                             2,880,120
Minnesota -- 3.52%
-------------------------------------------------------------------------
Minnesota State 5.60% due 10/01/02 ..........   1,000,000    1,024,860

                                                Principal
                                                 Amount        Value
Missouri -- 6.83%
-------------------------------------------------------------------------
Kansas City Missouri Municipal
  Assistance Corporation Refunding
  Leasehold Roe Bartle Series A (MBIA
  Insured) 5.00% due 04/15/04 ...............  $1,000,000   $1,007,100
Missouri State Health & Educational
  Facilities Authority St. Louis University
  5.50% due 10/01/15 ........................   1,000,000      980,090
                                                            ----------
                                                             1,987,190
Nebraska -- 3.42%
-------------------------------------------------------------------------
Omaha Public Power District Nebraska
  Electric Revenue Series D 5.10% due
  02/01/08 ..................................   1,000,000      996,750
Nevada -- 2.89%
-------------------------------------------------------------------------
Clark County School District Series A
  (MBIA Insured) 7.00% due 06/01/11 .........     750,000      842,032
New Jersey -- 2.68%
-------------------------------------------------------------------------
New Jersey State Refunding Series F
  5.25% due 08/01/13 ........................     800,000      780,760
New York -- 9.81%
-------------------------------------------------------------------------
Municipal Assistance Corporation New
  York Series J 5.75% due 07/01/03 ..........     300,000      310,026
New York State Local Government
  Assistance 7.00% due 04/01/21
  (Prerefunded 04/01/01 at 102) .............     200,000      209,924
New York, New York Series J (MBIA
  Insured) 5.50% due 05/15/16 ...............   1,000,000      960,100
Triborough Bridge & Tunnel Authority,
  New York General Purpose Series A
  6.00% due 01/01/10 ........................   1,300,000    1,375,478
                                                            ----------
                                                             2,855,528
Ohio -- 3.42%
-------------------------------------------------------------------------
Ohio State Building Authority Refunding
  James A Rhodes Office A 5.25% due
  06/01/10 ..................................   1,000,000      994,740
Oklahoma -- 5.23%
-------------------------------------------------------------------------
Tulsa, Oklahoma General Obligation
  Bonds 6.30% due 06/01/17 ..................   1,500,000    1,521,690
South Carolina -- 4.08%
-------------------------------------------------------------------------
South Carolina State Public Service
  Authority Series A (MBIA Insured)
  5.75% due 01/01/15 ........................   1,200,000    1,186,620
Texas -- 18.17%
-------------------------------------------------------------------------
Harris County Texas Health Facilities
  Development Christus Health Series A
  5.75% due 07/01/14 ........................   1,000,000      976,660
Houston Texas Prerefunded Series C
  6.00% due 03/01/05 (Prerefunded
  3/01/02 at 100) ...........................     140,000      143,910
Houston Texas Unrefunded Series C
  6.00% due 03/01/05 ........................     360,000      368,129

                      THE ENTERPRISE Group of Funds, Inc.
84
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                       ENTERPRISE TAX-EXEMPT INCOME FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                          Principal
                                           Amount        Value
San Antonio Texas Electric & Gas
  Revenue Refunding Series A 5.25%
  due 02/01/13 ........................  $  500,000   $   479,255
San Antonio Texas Independent School
  District (Public School
  Fund-Guaranteed Insured) 5.125%
  due 08/15/22 ........................   1,000,000       879,930
Texas State Refunding Public Finance
  Authority 5.50% due 10/01/06 ........   1,000,000     1,032,170
Texas State Department Housing
  Community Affairs Home Mortgage
  Revenue GNMA Collateral Series A
  6.95% due 07/01/23 ..................     375,000       389,250
Texas Tech University Revenues
  Refunding & Improvement Financing
  Systems 3rd Series (AMBAC Insured)
  5.375% due 02/15/17 .................   1,000,000     1,021,060
                                                      -----------
                                                        5,290,364
Utah -- 3.06%
-------------------------------------------------------------------
Utah County Utah Hospital Revenue IHC
  Health Services Incorporated (MBIA
  Insured) 5.25% due 08/15/21 .........   1,000,000       890,770

                                          Principal
                                           Amount        Value
Washington -- 1.81%
-------------------------------------------------------------------
Washington State Series B + At 7 6.40%
  due 06/01/17 ........................  $  500,000   $   525,540
Wisconsin -- 2.88%
-------------------------------------------------------------------
Milwaukee Wisconsin Series F 6.00%
  due 11/15/04 ........................     800,000       839,424
                                                      -----------
Total Municipal Bonds
(Identified Cost $28,554,172).......................   27,915,367
---------------------------------------------------- --------------
Total Investments
(Identified cost $28,554,172).......................  $27,915,367
Other Assets Less Liabilities -- 4.10% .............    1,194,943
                                                      -----------
Net Assets -- 100% .................................  $29,110,310
-------------------------------------------------------------------

(AMBAC) American Bond Assurance Corp.
(MBIA) Municipal Bond Insurance Association.

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              85
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-------------                                                            -------
                         ENTERPRISE MONEY MARKET FUND
-------------                                                            -------

Enterprise Capital Management, Inc.
Atlanta, Georgia


Investment Management

Enterprise Capital Management, Inc., which provides mutual fund investment advisory services for The Enterprise Group of Funds, is a member of The MONY Group, Inc. (NYSE: MNY) and has managed the Enterprise Money Market Fund since May 1, 1992.


Investment Objective

The objective of the Enterprise Money Market Fund is the highest possible level of current income consistent with the preservation of capital and liquidity.


Investment Strategies

The Money Market Fund invests in a diversified portfolio of high quality dollar-denominated money market instruments, which present minimal credit risks in the judgment of the Fund Manager. The Fund Manager actively manages the Fund's average maturity based on current interest rates and its outlook of the market.


1999 Performance Review

The U.S.'s economic performance maintained a strong pace throughout 1999. Consumer spending, with retail sales growth for 1999 of 8.9 percent (a 15-year high), demonstrated particular strength in the second half of 1999 as evidenced by record vehicle sales in 1999. Healthy real wage growth and the well-publicized torrid performance of the U.S. equity markets (led by the NASDAQ's 51.4 percent gain from its October 19 quarterly low through year-end) leant support to buoyant consumer spending. The labor markets remained very tight with unemployment remaining at 4.1 percent at the end of the year.

On the fiscal front, the federal government is generating substantial surpluses beyond expectations. Thus, the economy carried significant momentum into the New Year. All this is taking place in an environment with little in the way of inflationary signs. In fact, despite the above-trend 4 percent real GDP growth likely turned in by the U.S. economy in 1999, core inflation in 1999 probably fell modestly below that of 1998 (1.9 percent vs. 1998's 2.5 percent). Clearly, commodity prices have picked up measurably in 1999 as oil prices doubled for instance. Nevertheless, there has been minimal translation of higher raw materials and input price increases into consumer-level prices. While the producer-level PPI grew 3.0 percent in 1999, healthy labor productivity of 3 percent reduced the need for producers to increase prices.

The Fed reacted to the persistent strength in the U.S. economy by raising the federal funds target rate several times during 1999. The Fed seems poised to again raise interest rates at the February 1-2 meeting based on continued above-trend economic growth. Such action was not taken by the Fed at its December meeting due to the Fed's unwillingness to create any instability in the financial markets in front of the changeover to the Year 2000, which has proven to be a non-event relative to some of the dire predictions made. In its December post-meeting commentary, the Fed was very clear in describing its adoption of a neutral bias on prospective interest rate changes as applicable only to the period before the upcoming February meeting to ensure a smooth transition to 2000. The Fed also expressed clear concern over the economy's strength and potential for supply/demand imbalances developing leading to inflationary pressure. Thus, the Fed telegraphed a rate hike at the February meeting, which is priced into the market. In addition, the market is also anticipating another tightening by the Fed in the next three months.

To capitalize on the upward move in money market interest rates and significant premium paid by issuers to extend maturities beyond year-end, the Money Market Fund locked in attractive yields in issues extending into 2000. While money market rates in the first half of January have dropped precipitously relative to those seen in December, attractive opportunities to extend into longer maturing/higher yielding investments may soon become available. This may come to pass as the ability of the economy to stave off inflationary pressures may surprise even the Fed.


                      THE ENTERPRISE Group of Funds, Inc.
86
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Future Investment Strategy

Going forward, the average maturity of the Fund may be adjusted selectively to capitalize on opportunities where the Fund will be rewarded for duration extension. The Fund is being managed to react quickly to the change of investor expectations. Short maturity investments allow flexibility, while some longer maturity investments lock in yields

An investment in the Enterprise Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The views expressed in this report reflect those of the Fund Manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.





                               [GRAPHIC OMITTED]




                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              87
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PORTFOLIO OF INVESTMENTS
                          ENTERPRISE MONEY MARKET FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                          Principal
                                            Amount         Value
Commercial Paper -- 94.57%
---------------------------------------------------------------------
American Express Credit Corporation
  5.90% due 02/18/00 ..................  $ 7,364,000   $  7,306,070
American General Finance
  Corporation, 6.04% due 01/27/00 .....   10,000,000      9,956,378
American Home Products
  Corporation 5.68% due 02/25/00 ......    3,500,000      3,469,628
American Telephone & Telegraph
  Company, 5.70% due 02/29/00 .........    1,500,000      1,485,988
Aristar Inc.
  6.05% due 01/28/00 ..................    2,500,000      2,488,656
Aristar Inc.
  6.15% due 01/31/00 ..................    3,800,000      3,780,525
Aristar Inc.
  6.10% due 02/04/00 ..................    4,700,000      4,672,923
Associates Corporation of North
  America, 6.00% due 01/20/00 .........      400,000        398,733
Associates Corporation of North
  America, 6.00% due 02/01/00 .........   10,000,000      9,948,333
Bank of New York
  5.76% due 02/24/00 ..................    5,000,000      4,956,800
British Columbia Province
  5.69% due 05/08/00 ..................    8,500,000      8,328,036
Coca Cola Enterprises Inc.
  5.45% due 02/22/00 ..................    6,200,000      6,151,192
Colonial Pipeline Company
  5.95% due 03/20/00 ..................    3,895,000      3,844,143
Conagra Inc.
  6.37% due 01/05/00 ..................    1,875,000      1,873,673
Countrywide Home Loans Inc.
  6.00% due 02/02/00 ..................    1,440,000      1,432,320
Dominion Resources Inc.
  6.43% due 01/11/00 ..................    2,250,000      2,245,981
Edison Asset Securitization
  6.28% due 01/13/00 ..................    2,850,000      2,844,034
Edison Asset Securitization
  5.85% due 01/14/00 ..................    1,000,000        997,888
Enterprise Funding Corporation
  5.93% due 01/24/00 ..................    5,000,000      4,981,057
Enterprise Funding Corporation
  6.10% due 01/25/00 ..................    4,700,000      4,680,887
Finova Capital Corporation
  6.00% due 01/28/00 ..................    3,470,000      3,454,385
Finova Capital Corporation
  6.07% due 02/03/00 ..................    5,475,000      5,444,536
Ford Motor Credit Company
  5.96% due 01/11/00 ..................    3,400,000      3,394,371
Ford Motor Credit Company
  6.343% due 02/18/00 .................    5,000,000      4,957,717
General Electric Capital Corporation
  Discount Note, 6.25% due
  01/12/00 ............................   11,000,000     10,978,993


                                          Principal
                                            Amount         Value
General Motors Acceptance
  Corporation, 5.77% due 02/18/00 .....  $ 6,000,000   $  5,953,840
Golden Funding Corporation
  7.00% due 01/27/00 ..................    1,990,000      1,979,939
Golden Funding Corporation
  5.82% due 03/03/00 ..................    7,000,000      6,929,837
GTE Corporation
  6.05% due 01/19/00 ..................    1,400,000      1,395,765
GTE Corporation
  5.97% due 01/25/00 ..................    3,275,000      3,261,966
Heller Financial Inc.
  5.90% due 03/02/00 ..................    4,350,000      4,306,512
Heller Financial Inc.
  5.85% due 03/22/00 ..................    6,650,000      6,562,469
Household Finance Corporation
  5.73% due 02/03/00 ..................    8,000,000      7,957,980
Household International Inc.
  6.05% due 02/08/00 ..................    1,800,000      1,788,505
JP Morgan & Company Inc.
  5.70% due 03/27/00 ..................      700,000        690,468
John Deere Capital Corporation
  5.90% due 02/08/00 ..................    3,200,000      3,180,071
Johnson Controls Inc.
  5.93% due 01/27/00 ..................    7,500,000      7,467,879
Lehman Brothers Holdings Inc.
  6.15% due 03/15/00 ..................    3,000,000      3,001,922
Merrill Lynch & Company Inc.
  5.94% due 02/28/00 ..................   11,000,000     10,894,730
Montauk Funding Corporation
  5.92% due 02/08/00 ..................   11,000,000     10,931,262
Nabisco Inc.
  6.40% due 01/11/00 ..................    2,250,000      2,246,000
Province of Quebec
  5.85% due 06/01/00 ..................    5,500,000      5,364,150
Sears Roebuck Acceptance
  Corporation, 6.15% due 02/29/00 .....    8,700,000      8,612,311
Sony Capital Corporation
  5.75% due 01/14/00 ..................    2,720,000      2,714,352
Sony Capital Corporation
  6.38% due 01/14/00 ..................    7,975,000      7,956,626
Toronto Dominion Holdings
  6.11% due 01/10/00 ..................      100,000         99,847
Trident Capital Finance Inc.
  6.39% due 01/25/00 ..................    3,700,000      3,684,238
Trident Capital Finance Inc.
  6.00% due 01/28/00 ..................    5,500,000      5,475,250
Walt Disney Company
  5.53% due 06/16/00 ..................    7,996,000      7,790,879
Windmill Funding Corporation
  5.70% due 01/04/00 ..................      250,000        249,882
                                                       ------------
Total Commercial Paper
(Identified cost $234,569,927).......................   234,569,927
----------------------------------------------------- ---------------

                      THE ENTERPRISE Group of Funds, Inc.
88
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                          ENTERPRISE MONEY MARKET FUND
                               December 31, 1999
--------------------------------------------------------------------------------

                                             Principal
                                               Amount         Value
Federal Home Loan Banks -- 1.61%
-------------------------------------------------------------------------
Federal Home Loan Banks
  5.00% due 02/10/00 .....................  $4,000,000    $  4,000,000
                                                          ------------
Total Federal Home Loan Banks
(Identified cost $4,000,000)..........................       4,000,000
--------------------------------------------------------  ------------
Certificates of Deposit -- 2.42%
-------------------------------------------------------------------------
Union Bank Treasury Division
  5.99% due 09/15/00 .....................   6,000,000       6,000,000
                                                          ------------
Total Certificates of Deposit
(Identified cost $6,000,000)..........................       6,000,000
--------------------------------------------------------  ------------
Variable Rate Securities -- 4.23%
-------------------------------------------------------------------------
Capital One Funding Corporation
  5.71% due 03/01/17 (v) .................   1,500,000       1,500,000
Goldman Sachs Group
  6.258% due 01/15/00 (v) ................   4,000,000       4,000,000
Goldman Sachs Group
  5.40% due 02/25/00 (v) .................   2,000,000       2,000,000
Syndicated Loan Funding Trust
  6.613% due 03/15/00 (v) ................   3,000,000       3,000,000
                                                          ------------
Total Variable Rate Securities
(Identified cost $10,500,000).........................      10,500,000
--------------------------------------------------------  ------------


                                             Principal
                                               Amount         Value
Repurchase Agreement -- 0.05%
-------------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 2.50% due 01/03/00
  Collateral: U.S. Treasury Note
  $125,000, 6.25% due 02/15/03,
  Value $130,451 .........................  $  125,000    $    125,000
                                                          ------------
Total Repurchase Agreement
(Identified cost $125,000)............................         125,000
--------------------------------------------------------  ------------
Total Investments
(Identified cost $255,194,927)..........................  $255,194,927
Other Assets Less Liabilities -- (2.88)% ...............    (7,155,750)
                                                          ------------
Net Assets -- 100% ...................................    $248,039,177
--------------------------------------------------------  ------------

(v) Variable rate security; Interest rate shown is rate as of December 31, 1999.


See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              89
--------------------------------------------------------------------------------

-------------                                                            -------
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999
-------------                                                            -------

                                                                 Aggressive Growth
                                                                       Small            Small
                                                                      Company          Company
                                                    Multi-Cap         Growth            Value
                                                   Growth Fund         Fund              Fund
                                                 --------------- ---------------- -----------------
Assets:
 Investments at value                             $104,451,669     $ 51,611,263     $ 269,743,330
 Foreign currency at value
  (cost - $818,530 and $37,739)                             --               --                --
 Receivable for fund shares sold                     2,324,199          401,579         2,565,492
 Receivable for investments sold                            --          963,828           863,883
 Dividends and interest receivable                       2,260            1,250           168,245
 Due from investment adviser                             8,842           32,597                --
 Forward currency contracts (net) receivable                --               --                --
 Cash and other assets                               1,018,114           14,688            17,876
  Total assets                                    $107,805,084     $ 53,025,205     $ 273,358,826
------------------------------------------------  ------------     ------------     -------------
Liabilities:
 Payable for fund shares redeemed                      126,091          125,606           516,097
 Call options written, at market value
  (premiums received $20,224)                               --               --                --
 Payable for investments purchased                   3,926,674               --         2,754,403
 Dividends and distributions payable                        --               --                --
 Investment advisory fees payable                       70,515           40,388           165,360
 Distribution fees payable                              51,141           25,067           158,844
 Forward currency contracts (net) payable                   --               --                --
 Accrued expenses and other liabilities                 65,029           61,765           186,171
  Total liabilities                               $  4,239,450     $    252,826     $   3,780,875
------------------------------------------------  ------------     ------------     -------------
Net assets                                        $103,565,634     $ 52,772,379     $ 269,577,951
Analysis of net assets
Paid-in capital                                     77,445,377       35,440,279       249,026,439
Undistributed (accumulated) net investment
 income (loss)                                              --               --                --
Undistributed (accumulated) net realized gain
 (loss) on investments                                (120,940)         541,914         4,622,009
Unrealized appreciation (depreciation) on
 investments and foreign currency
 denominated amounts                                26,241,197       16,790,186        15,929,503
Net assets                                        $103,565,634     $ 52,772,379     $ 269,577,951
------------------------------------------------  ------------     ------------     -------------
Class A: Net assets                               $ 49,206,315     $ 19,024,696     $ 135,221,672
Shares outstanding                                   3,581,495          571,955        15,855,174
Net asset value and redemption price per share    $      13.74     $      33.26     $        8.53
Sales charge per share                            $       0.69     $       1.66     $        0.43
Maximum offering price per share, including
 sales charge of 4.75%                            $      14.43     $      34.92     $        8.96
------------------------------------------------  ------------     ------------     -------------
Class B: Net assets                               $ 39,854,296     $ 19,797,924     $  98,471,789
Shares outstanding                                   2,908,779          606,930        11,904,479
Net asset value and offering price per share      $      13.70     $      32.62     $        8.27
------------------------------------------------  ------------     ------------     -------------
Class C: Net assets                               $ 13,863,694     $  4,653,925     $  35,265,495
Shares outstanding                                   1,012,151          142,172         4,173,984
Net asset value and offering price per share      $      13.70     $      32.73     $        8.45
------------------------------------------------  ------------     ------------     -------------
Class Y: Net assets                               $    641,329     $  9,295,834     $     618,995
Shares outstanding                                      46,601          276,977            70,895
Net asset value, offering and redemption price
 per share                                        $      13.76     $      33.56     $        8.73
------------------------------------------------  ------------     ------------     -------------
Investments at cost                               $ 78,210,472     $ 34,821,077     $ 253,813,827
------------------------------------------------  ------------     ------------     -------------
                                                                                   Growth
                                                                            Capital                              Growth
                                                                         Appreciation                         and Income
                                                      Growth Fund            Fund            Equity Fund         Fund
                                                 -------------------- ------------------ ----------------- ----------------
Assets:
 Investments at value                              $  2,457,514,387     $  226,613,737     $  21,871,359    $ 170,684,815
 Foreign currency at value
  (cost - $818,530 and $37,739)                                  --                 --                --               --
 Receivable for fund shares sold                         15,622,405          2,670,839            48,598          981,021
 Receivable for investments sold                                 --                 --                --           20,224
 Dividends and interest receivable                          738,489             40,043             2,024           44,449
 Due from investment adviser                                     --                 --            34,042           60,991
 Forward currency contracts (net) receivable                     --                 --                --               --
 Cash and other assets                                       57,110             82,257            33,334           25,349
  Total assets                                     $  2,473,932,391     $  229,406,876     $  21,989,357    $ 171,816,849
------------------------------------------------   ----------------     --------------     -------------    -------------
Liabilities:
 Payable for fund shares redeemed                         3,678,548            209,642            17,598          137,612
 Call options written, at market value
  (premiums received $20,224)                                    --                 --                --           34,250
 Payable for investments purchased                        5,210,263                 --                --          160,850
 Dividends and distributions payable                            201                 --                --               --
 Investment advisory fees payable                         1,522,444            133,004            13,140          101,695
 Distribution fees payable                                1,382,725             98,564            13,829           92,613
 Forward currency contracts (net) payable                        --                 --                --               --
 Accrued expenses and other liabilities                     900,923            111,427            69,659          108,334
  Total liabilities                                $     12,695,104     $      552,637     $     114,226    $     635,354
------------------------------------------------   ----------------     --------------     -------------    -------------
Net assets                                         $  2,461,237,287     $  228,854,239     $  21,875,131    $ 171,181,495
Analysis of net assets
Paid-in capital                                       1,774,194,527        135,724,506        18,817,041      126,868,063
Undistributed (accumulated) net investment
 income (loss)                                                   --                 --                --               --
Undistributed (accumulated) net realized gain
 (loss) on investments                                   80,672,632         37,697,045           350,655         (896,983)
Unrealized appreciation (depreciation) on
 investments and foreign currency
 denominated amounts                                    606,370,128         55,432,688         2,707,435       45,210,415
Net assets                                         $  2,461,237,287     $  228,854,239     $  21,875,131    $ 171,181,495
------------------------------------------------   ----------------     --------------     -------------    -------------
Class A: Net assets                                $  1,268,022,312     $  181,232,347     $   8,138,955    $  65,759,315
Shares outstanding                                       51,648,867          3,888,367         1,121,612        1,704,781
Net asset value and redemption price per share     $          24.55     $        46.61     $        7.26    $       38.57
Sales charge per share                             $           1.22     $         2.32     $        0.36    $        1.92
Maximum offering price per share, including
 sales charge of 4.75%                             $          25.77     $        48.93     $        7.62    $       40.49
------------------------------------------------   ----------------     --------------     -------------    -------------
Class B: Net assets                                $    811,705,605     $   40,276,107     $  11,430,590    $  74,596,885
Shares outstanding                                       34,049,236            899,015         1,594,890        1,952,618
Net asset value and offering price per share       $          23.84     $        44.80     $        7.17    $       38.20
------------------------------------------------   ----------------     --------------     -------------    -------------
Class C: Net assets                                $    294,682,987     $    6,917,358     $   2,144,335    $  13,709,571
Shares outstanding                                       12,206,487            150,876           298,960          358,525
Net asset value and offering price per share       $          24.14     $        45.85     $        7.17    $       38.24
------------------------------------------------   ----------------     --------------     -------------    -------------
Class Y: Net assets                                $     86,826,383     $      428,427     $     161,251    $  17,115,724
Shares outstanding                                        3,464,995              9,089            22,225          439,862
Net asset value, offering and redemption price
 per share                                         $          25.06     $        47.14     $        7.26    $       38.91
------------------------------------------------   ----------------     --------------     -------------    -------------
Investments at cost                                $  1,851,144,259     $  171,181,049     $  19,163,924    $ 125,460,375
------------------------------------------------   ----------------     --------------     -------------    -------------

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
90
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


            Growth cont.                           Sector                             Hybrid
                                                            Global
       Equity                                              Financial
      Income          International        Internet        Services          Managed           Balanced
       Fund            Growth Fund           Fund            Fund             Fund               Fund
------------------ ------------------ ----------------- -------------- ------------------ -----------------

  $  165,646,458     $  104,055,282     $ 261,270,671    $16,393,522     $  381,863,458     $  10,473,601
              --            815,660                --         37,516                 --                --
          67,259            666,033         8,411,011        115,358            294,719            84,629
              --             80,073                --             --          4,811,080                --
         229,951            106,878             2,471         32,101            774,577            54,678
          17,402                 --                --         26,532                 --             3,477
              --                 98                --             --                 --                --
          19,987             15,360            50,677         66,275             21,028            27,765
  $  165,981,057     $  105,739,384     $ 269,734,830    $16,671,304     $  387,764,862     $  10,644,150
  --------------     --------------     -------------    -----------     --------------     -------------

         231,692            136,690         1,307,361        151,159            829,721                --
              --                 --                --             --                 --                --
              --                 --         4,719,121        426,527          1,615,396           430,125
              --                 --                --             --                 37             3,319
         104,656             69,120           173,085         11,253            245,558             6,136
          87,705             42,184           128,412          6,256            190,860             5,883
              --                 --                --          4,459                 --                --
          97,034             80,401           119,325         36,462            219,024            34,060
  $      521,087     $      328,395     $   6,447,304    $   636,116     $    3,100,596     $     479,523
  --------------     --------------     -------------    -----------     --------------     -------------
  $  165,459,970     $  105,410,989     $ 263,287,526    $16,035,188     $  384,664,266     $  10,164,627

     126,489,370         75,080,929       176,634,856     16,295,273        323,084,661         9,543,795
          74,297                 --                --             --                 --                --
       4,633,391            970,134         1,165,314         22,270         29,560,621            61,420
      34,262,912         29,359,926        85,487,356       (282,355)        32,018,984           559,412
  $  165,459,970     $  105,410,989     $ 263,287,526    $16,035,188     $  384,664,266     $  10,164,627
  --------------     --------------     -------------    -----------     --------------     -------------
  $  111,395,065     $   55,426,432     $ 119,283,259    $ 5,178,650     $  144,519,183     $   4,946,422
       4,053,893          2,327,820         3,760,614        928,591         15,954,062           924,657
  $        27.48     $        23.81     $       31.72    $      5.58     $         9.06     $        5.35
  $         1.37     $         1.19     $        1.58    $      0.28     $         0.45     $        0.27
  $        28.85     $        25.00     $       33.30    $      5.86     $         9.51     $        5.62
  --------------     --------------     -------------    -----------     --------------     -------------
  $   44,573,949     $   23,475,421     $ 107,175,511    $ 4,660,847     $  149,098,160     $   4,408,874
       1,644,839          1,003,426         3,385,857        839,668         16,633,916           824,735
  $        27.10     $        23.40     $       31.65    $      5.55     $         8.96     $        5.35
  --------------     --------------     -------------    -----------     --------------     -------------
  $    9,337,575     $    5,770,974     $  35,447,799    $   718,073     $    9,956,434     $     700,722
         342,498            244,634         1,120,101        129,204          1,111,618           131,028
  $        27.26     $        23.59     $       31.65    $      5.56     $         8.96     $        5.35
  --------------     --------------     -------------    -----------     --------------     -------------
  $      153,381     $   20,738,162     $   1,380,957    $ 5,477,618     $   81,090,489     $     108,609
           5,586            870,521            43,401        980,741          8,964,032            20,281
  $        27.46     $        23.82     $       31.82    $      5.59     $         9.05     $        5.36
  --------------     --------------     -------------    -----------     --------------     -------------
  $  131,383,546     $   74,689,361     $ 175,783,315    $16,670,784     $  349,844,474     $   9,914,189
  --------------     --------------     -------------    -----------     --------------     -------------


                          Fixed Income
                   Government                         Money
   High-Yield      Securities      Tax-Exempt         Market
   Bond Fund          Fund        Income Fund          Fund
--------------- --------------- --------------- -----------------

 $106,735,444    $121,703,407     $27,915,367     $ 255,194,927
           --              --              --                --
      155,004         255,652         314,466           799,031
           --              --              --                --
    2,341,321         790,687         448,889           361,576
       24,054          41,993           4,802                --
           --              --              --                --
       16,685          19,454         501,650            57,788
 $109,272,508    $122,811,193     $29,185,174     $ 256,413,322
 ------------    ------------     -----------     -------------

      190,131         208,106              --         8,158,674
           --              --              --                --
           --              --              --                --
      162,281          85,399          22,668            45,964
       55,452          62,831          12,511            73,252
       61,414          64,527          14,772                --
           --              --              --                --
       72,020          80,266          24,913            96,255
 $    541,298    $    501,129     $    74,864     $   8,374,145
 ------------    ------------     -----------     -------------
 $108,731,210    $122,310,064     $29,110,310     $ 248,039,177

  119,150,171     131,233,974      29,815,659       248,039,177
         (218)        (85,399)             --                --
   (3,820,823)     (3,844,247)        (66,544)               --
   (6,597,920)     (4,994,264)       (638,805)               --
 $108,731,210    $122,310,064     $29,110,310     $ 248,039,177
 ------------    ------------     -----------     -------------
 $ 64,038,367    $ 73,705,701     $21,702,628     $ 204,403,508
    5,828,860       6,370,136       1,692,398       204,403,508
 $      10.99    $      11.57     $     12.82     $        1.00
 $       0.55    $       0.58     $      0.64                --
 $      11.54    $      12.15     $     13.46     $        1.00
 ------------    ------------     -----------     -------------
 $ 36,672,614    $ 36,876,088     $ 5,639,682     $  32,862,506
    3,338,236       3,188,584         439,827        32,862,506
 $      10.99    $      11.57     $     12.82     $        1.00
 ------------    ------------     -----------     -------------
 $  6,841,130    $  5,516,423     $ 1,706,501     $   7,296,341
      622,644         476,863         133,062         7,296,341
 $      10.99    $      11.57     $     12.82     $        1.00
 ------------    ------------     -----------     -------------
 $  1,179,099    $  6,211,852     $    61,499     $   3,476,822
      107,307         537,146           4,797         3,476,822
 $      10.99    $      11.56     $     12.82     $        1.00
 ------------    ------------     -----------     -------------
 $113,333,364    $126,697,671     $28,554,172     $ 255,194,927
 ------------    ------------     -----------     -------------

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              91
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-------------                                                            -------
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
-------------                                                            -------

                                                        Aggressive Growth
                                            Multi-Cap          Small           Small
                                              Growth          Company         Company
                                               Fund         Growth Fund      Value Fund
                                         --------------- ---------------- ---------------
                                          7/1/99 (2)
                                           through
Investment income:                         12/31/99
 Dividends                                 $    17,544     $   84,954(1)   $  1,866,176
 Interest                                      123,000         73,923         1,030,361
  Total investment income                      140,544        158,877         2,896,537
Expenses:
 Investment advisory fees                      180,152        338,323         1,540,976
 Distribution fees, Class A                     41,986         50,125           457,731
 Distribution fees, Class B                     61,335        115,411           786,264
 Distribution fees, Class C                     23,490         30,288           246,695
 Transfer agent fees                            94,113        179,542           675,610
 Custodian and accounting fees                  27,444         41,438            66,109
 Audit and legal fees                           11,414         15,754            25,690
 Reports to shareholders                         3,753          8,815            32,652
 Registration fees                              20,563         31,218            44,569
 Directors' fees                                 1,880          3,429             3,429
 Other expenses                                 12,254          4,461            40,288
   Total expenses                              478,384        818,804         3,920,013
  Less: Expense reimbursement                  (99,362)      (149,327)               --
  Total expenses, net of
   reimbursement                               379,022        669,477         3,920,013
Net investment income (loss)                  (238,478)      (510,600)       (1,023,476)
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss) on security
  transactions                               1,563,644      5,587,415        24,208,807
 Net realized gain (loss) on foreign
  currency transactions                             --             --                --
 Net change in unrealized gain (loss)
  on investments and foreign
  currency related transactions             26,241,197     10,393,675         7,926,455
Net realized and unrealized gain (loss)
 on investments                             27,804,841     15,981,090        32,135,262
Increase (decrease) in net assets
 resulting from operations                 $27,566,363     $15,470,490     $ 31,111,786



                                                                           Growth
                                                                 Capital                                Growth
                                                Growth        Appreciation           Equity          and Income
                                                Fund              Fund               Fund               Fund
                                         ----------------- ------------------ ------------------ ------------------
Investment income:
 Dividends                                $   12,187,386     $    282,195(1)     $   201,173(1)     $   930,485(1)
 Interest                                      5,150,067          336,771             89,040            619,381
  Total investment income                     17,337,453          618,966            290,213          1,549,866
Expenses:
 Investment advisory fees                     14,654,678        1,236,280            145,439            781,841
 Distribution fees, Class A                    4,694,116          626,990             32,458            167,723
 Distribution fees, Class B                    6,302,427          229,899            101,696            415,297
 Distribution fees, Class C                    2,110,369           22,519             19,171             73,307
 Transfer agent fees                           2,879,484          365,026            146,187            302,248
 Custodian and accounting fees                   257,745           53,104             42,797             59,178
 Audit and legal fees                            157,891           22,810             15,356             19,203
 Reports to shareholders                         279,280           36,412              5,095             18,787
 Registration fees                               102,379           33,856             32,309             36,363
 Directors' fees                                   3,429            3,428              3,429              3,429
 Other expenses                                  240,220           12,502             17,751             19,143
   Total expenses                             31,682,018        2,642,826            561,688          1,896,519
  Less: Expense reimbursement                         --               --           (184,205)          (145,631)
  Total expenses, net of
   reimbursement                              31,682,018        2,642,826            377,483          1,750,888
Net investment income (loss)                 (14,344,565)      (2,023,860)           (87,270)          (201,022)
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss) on security
  transactions                               218,276,589       68,737,389          1,246,351           (875,867)
 Net realized gain (loss) on foreign
  currency transactions                               --               --                 --                 --
 Net change in unrealized gain (loss)
  on investments and foreign
  currency related transactions              197,228,906       (5,095,836)         1,854,965         33,685,568
Net realized and unrealized gain (loss)
 on investments                              415,505,495       63,641,553          3,101,316         32,809,701
Increase (decrease) in net assets
 resulting from operations                $  401,160,930     $ 61,617,693        $ 3,014,046        $ 32,608,679

(1) Net of foreign taxes withheld of $518 for Small Company Growth, $475 for Capital Appreciation, $1,149 for Equity, $6,404 for Growth and Income, $8,270 for Equity Income, $135,622 for International Growth, $50,157 for Managed and $14,926 for Global Financial Services.

(2) Commencement of Operations.

See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
92
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             Growth cont.                            Sector                            Hybrid
                                                             Global
        Equity                                             Financial
       Income           International      Internet         Services             Managed          Balanced
        Fund             Growth Fund         Fund             Fund               Fund              Fund
-------------------- ------------------ -------------- ----------------- -------------------- --------------
                                          7/1/99 (2)                                            7/1/99 (2)
                                           through                                               through
                                          12/31/99                                              12/31/99
   $   3,485,892(1)    $    998,524(1)   $     5,553     $   355,351(1)     $   4,923,684(1)   $    12,317
         261,824             82,353          244,836          11,461            3,720,161           69,797
       3,747,716          1,080,877          250,389         366,812            8,643,845           82,114

       1,246,413            661,972          409,227         110,326            3,122,484           22,459
         522,644            191,322           88,189          16,616              723,614            7,009
         416,767            171,105          161,877          30,644            1,584,622           11,691
          82,450             40,628           47,522           4,352              112,838            2,163
         361,866            266,310          132,999          91,620              805,093           47,720
          62,845            151,527           27,751          53,835              101,654           20,124
          23,436             17,458           11,852          14,942               40,741           11,101
          23,431             18,904            9,441           1,968              147,788              374
          36,000             30,627           23,238          47,305               46,282           18,956
           3,429              3,429            1,880           4,139                3,429            1,880
          12,676              6,795           28,404           2,987               26,520            2,711
       2,791,957          1,560,077          942,380         378,734            6,715,065          146,188
         (25,121)                --          (51,412)       (158,388)                  --          (96,713)

       2,766,836          1,560,077          890,968         220,346            6,715,065           49,475
         980,880           (479,200)        (640,579)        146,466            1,928,780           32,639



      10,222,864         12,323,164        4,379,643         354,890           56,228,530           63,412

              --         (2,586,456)              --         (37,327)                  --               --


        (846,980)        20,166,528       85,487,356      (1,446,556)         (30,266,874)         559,412

       9,375,884         29,903,236       89,866,999      (1,128,993)          25,961,656          622,824

   $  10,356,764       $ 29,424,036      $89,226,420     $  (982,527)       $  27,890,436      $   655,463



                        Fixed Income
                   Government      Tax-Exempt       Money
   High-Yield      Securities        Income         Market
   Bond Fund          Fund            Fund           Fund
--------------- --------------- --------------- -------------

 $       5,625   $          --   $          --   $        --
    11,040,317       7,949,126       1,510,281    10,506,224
    11,045,942       7,949,126       1,510,281    10,506,224

       690,557         704,991         146,578       689,144
       314,018         332,269         103,595            --
       371,766         323,258          49,720            --
        61,958          43,763          12,587            --
       254,632         253,459          64,802       284,508
        74,732          57,186          17,423        58,759
        19,306          19,487          14,130        19,386
        20,727          20,041           5,071        26,666
        35,423          35,026          31,065        46,799
         3,429           3,429           3,429         3,430
         7,643          14,878           3,125        36,151
     1,854,191       1,807,787         451,525     1,164,843
      (128,160)       (109,760)        (95,072)           --

     1,726,031       1,698,027         356,453     1,164,843
     9,319,911       6,251,099       1,153,828     9,341,381



    (3,788,354)        (72,479)         54,481            --

            --              --              --            --


    (1,696,811)     (5,619,653)     (2,078,351)           --

    (5,485,165)     (5,692,132)     (2,023,870)           --

 $   3,834,746   $     558,967   $    (870,042)  $ 9,341,381


                      THE ENTERPRISE Group of Funds, Inc.
                                                                              93
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--------------------------------------------------------------------------------

-------------                                                            -------
                      STATEMENTS OF CHANGES IN NET ASSETS
-------------                                                            -------

                                                                            Aggressive Growth
                                                Multi-Cap
                                                  Growth
                                                   Fund        Small Company Growth Fund        Small Company Value Fund
                                             --------------- ----------------------------- ----------------------------------
                                              For the Period
                                               July 1, 1999
                                                 through       Year Ended     Year Ended       Year Ended       Year Ended
                                               December 31,   December 31,   December 31,     December 31,     December 31,
                                                   1999           1999           1998             1999             1998
                                             --------------- -------------- -------------- ----------------- ----------------
From operations:
 Net investment income (loss)                 $   (238,478)   $   (510,600)  $   (348,252)  $    (1,023,476)  $    (732,234)
 Net realized gain (loss) on investments         1,563,644       5,587,415     (4,822,173)       24,208,807       4,934,895
 Net change in unrealized gain (loss) on
  investments                                   26,241,197      10,393,675      4,125,149         7,926,455        (888,315)
Increase (decrease) in net assets resulting
 from operations                                27,566,363      15,470,490     (1,045,276)       31,111,786       3,314,346
Distributions to shareholders from:
 Net investment income, Class A                         --              --             --                --          (3,491)
 Net investment income, Class B                         --              --             --                --          (2,710)
 Net investment income, Class C                         --              --             --                --            (883)
 Net investment income, Class Y                         --              --             --                --              --
 Net realized gains on investments Class A        (699,145)             --             --        (9,464,582)     (2,153,716)
 Net realized gains on investments Class B        (557,997)             --             --        (7,113,842)     (1,656,937)
 Net realized gains on investments Class C        (188,485)             --             --        (2,450,476)       (365,249)
 Net realized gains on investments Class Y          (9,633)             --             --           (42,596)         (7,161)
Total distributions to shareholders             (1,455,260)             --             --       (19,071,496)     (4,190,147)
From capital share transactions:
Class A
 Shares sold                                    37,543,719      10,575,048      6,801,056       140,609,824      81,669,430
 Reinvestment of distributions                     603,977              --             --         9,105,949       2,070,187
 Shares redeemed                                (2,270,669)     (5,073,157)    (2,975,141)     (100,723,659)    (49,169,722)
 Net increase (decrease) - Class A              35,877,027       5,501,891      3,825,915        48,992,114      34,569,895
Class B
 Shares sold                                    31,400,207       9,474,946      8,068,502        42,381,416      50,674,685
 Reinvestment of distributions                     530,504              --             --         6,767,985       1,591,999
 Shares redeemed                                (1,263,492)     (4,006,165)    (2,063,663)      (16,937,979)    (11,540,525)
 Net increase (decrease) - Class B              30,667,219       5,468,781      6,004,839        32,211,422      40,726,159
Class C
 Shares sold                                    10,925,404       2,588,187      2,206,846        24,607,618      12,908,849
 Reinvestment of distributions                     169,980              --             --         2,374,082         352,181
 Shares redeemed                                  (509,769)     (1,753,962)      (506,686)       (7,268,286)     (1,644,958)
 Net increase (decrease) - Class C              10,585,615         834,225      1,700,160        19,713,414      11,616,072
Class Y
 Shares sold                                       414,084         701,385      1,178,645           478,540         221,282
 Reinvestment of distributions                       5,347              --             --            41,869           7,161
 Shares redeemed                                   (94,761)     (3,723,715)    (5,183,044)         (211,665)        (78,860)
 Net increase (decrease) - Class Y                 324,670      (3,022,330)    (4,004,399)          308,744         149,583
Total increase (decrease) in net assets
 resulting from capital share transactions      77,454,531       8,782,567      7,526,515       101,225,694      87,061,709
Total increase (decrease) in net assets        103,565,634      24,253,057      6,481,239       113,265,984      86,185,908
Net assets:
 Beginning of period                          $         --    $ 28,519,322   $ 22,038,083   $   156,311,967   $  70,126,059
 End of period                                $103,565,634    $ 52,772,379   $ 28,519,322   $   269,577,951   $ 156,311,967



                                                             Growth
                                                           Growth Fund
                                             --------------------------------------
                                                  Year Ended         Year Ended
                                                December 31,        December 31,
                                                    1999                1998
                                             ------------------ -------------------
From operations:
 Net investment income (loss)                 $   (14,344,565)    $    (7,737,334)
 Net realized gain (loss) on investments          218,276,589          48,382,838
 Net change in unrealized gain (loss) on
  investments                                     197,228,906         242,454,975
Increase (decrease) in net assets resulting
 from operations                                  401,160,930         283,100,479
Distributions to shareholders from:
 Net investment income, Class A                            --             (11,564)
 Net investment income, Class B                            --                (417)
 Net investment income, Class C                            --              (4,198)
 Net investment income, Class Y                            --                 (42)
 Net realized gains on investments Class A        (54,862,641)        (38,585,631)
 Net realized gains on investments Class B        (36,606,283)        (20,943,603)
 Net realized gains on investments Class C        (12,982,941)         (6,012,830)
 Net realized gains on investments Class Y         (3,698,398)         (2,811,699)
Total distributions to shareholders              (108,150,263)        (68,369,984)
From capital share transactions:
Class A
 Shares sold                                      870,657,150         475,086,024
 Reinvestment of distributions                     52,320,573          37,006,136
 Shares redeemed                                 (643,434,674)       (240,646,180)
 Net increase (decrease) - Class A                279,543,049         271,445,980
Class B
 Shares sold                                      320,748,513         229,554,640
 Reinvestment of distributions                     35,161,599          20,187,422
 Shares redeemed                                  (81,631,587)        (28,733,003)
 Net increase (decrease) - Class B                274,278,525         221,009,059
Class C
 Shares sold                                      157,557,656          99,187,822
 Reinvestment of distributions                     12,660,965           5,852,001
 Shares redeemed                                  (39,026,801)        (12,495,435)
 Net increase (decrease) - Class C                131,191,820          92,544,388
Class Y
 Shares sold                                       33,004,993          31,656,834
 Reinvestment of distributions                      3,068,248           2,181,730
 Shares redeemed                                  (20,733,783)        (28,103,666)
 Net increase (decrease) - Class Y                 15,339,458           5,734,898
Total increase (decrease) in net assets
 resulting from capital share transactions        700,352,852         590,734,325
Total increase (decrease) in net assets           993,363,519         805,464,820
Net assets:
 Beginning of period                          $ 1,467,873,768     $   662,408,948
 End of period                                $ 2,461,237,287     $ 1,467,873,768

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
94
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  Growth cont.
     Capital Appreciation Fund                  Equity Fund
------------------------------------ ---------------------------------
    Year Ended          Year Ended       Year Ended       Year Ended
   December 31,       December 31,     December 31,     December 31,
       1999               1998             1999             1998
------------------ ----------------- ---------------- ----------------

 $     (2,023,860)  $   (1,336,298)   $     (87,270)   $      32,525
       68,737,389       19,025,360        1,246,351          174,726

       (5,095,836)      16,876,956        1,854,965          477,834

       61,617,693       34,566,018        3,014,046          685,085

               --           (3,981)              --          (23,216)
               --           (2,159)              --          (10,634)
               --               --               --           (1,711)
               --               --               --             (386)
      (22,921,058)     (20,305,457)        (325,149)         (25,454)
       (5,141,697)      (2,296,049)        (471,485)         (32,207)
         (771,876)        (156,338)         (86,154)          (5,525)
          (53,726)         (34,063)          (6,609)            (218)
      (28,888,357)     (22,798,047)        (889,397)         (99,351)


      121,861,660       35,319,635        3,566,626        4,275,470
       22,393,745       19,629,603          259,916           39,040
     (122,471,641)     (47,296,498)      (3,271,554)      (1,091,690)
       21,783,764        7,652,740          554,988        3,222,820

       22,942,186        7,868,911        4,957,727        9,402,016
        4,906,047        2,237,821          447,263           41,050
       (6,678,559)      (3,856,735)      (3,804,878)      (2,754,989)
       21,169,674        6,249,997        1,600,112        6,688,077

        7,217,072          917,554        1,438,046        1,411,627
          749,684          153,448           85,175            7,109
       (2,478,407)        (161,592)      (1,052,823)        (237,070)
        5,488,349          909,410          470,398        1,181,666

          222,670          208,176           95,362           55,800
           36,047           15,972            4,187               68
          (87,326)         (18,086)          (7,231)              --
          171,391          206,062           92,318           55,868

       48,613,178       15,018,209        2,717,816       11,148,431
       81,342,514       26,786,180        4,842,465       11,734,165

 $    147,511,725   $  120,725,545    $  17,032,666    $   5,298,501
 $    228,854,239   $  147,511,725    $  21,875,131    $  17,032,666



                             Growth cont.
      Growth and Income Fund               Equity Income Fund
---------------------------------- ----------------------------------
     Year Ended       Year Ended        Year Ended       Year Ended
   December 31,     December 31,      December 31,     December 31,
       1999             1998              1999             1998
----------------- ---------------- ----------------- ----------------

 $     (201,022)   $     170,856    $      980,880    $    1,650,992
       (875,867)         474,045        10,222,864         9,777,817

     33,685,568        5,535,514          (846,980)        2,185,780

     32,608,679        6,180,415        10,356,764        13,614,589

             --          (49,655)         (798,248)       (1,347,963)
             --          (13,413)          (99,547)         (250,476)
             --           (1,356)          (19,429)          (41,379)
             --         (107,244)           (1,557)           (1,942)
         (9,140)        (128,692)       (4,357,923)       (7,896,363)
        (10,365)        (168,132)       (1,790,025)       (2,412,973)
         (1,898)         (36,761)         (365,286)         (397,433)
         (2,363)        (144,116)           (6,092)           (8,549)
        (23,766)        (649,369)       (7,438,107)      (12,357,078)


     62,504,188       13,648,983        17,161,630        19,311,952
          9,140          174,612         4,959,001         8,929,816
    (25,578,392)      (2,458,043)      (24,690,561)      (16,538,197)
     36,934,936       11,365,552        (2,569,930)       11,703,571

     47,072,553       18,581,974        18,021,752        16,906,603
          9,977          173,334         1,755,106         2,494,182
     (7,451,136)      (1,648,252)       (9,228,263)       (4,409,445)
     39,631,394       17,107,056        10,548,595        14,991,340

     11,349,994        4,168,315         8,577,389         4,251,624
          1,876           36,716           369,171           420,408
     (4,665,166)        (444,827)       (5,257,640)         (746,044)
      6,686,704        3,760,204         3,688,920         3,925,988

      2,261,781        2,595,184            54,298           110,250
          2,337          250,373             2,119               930
     (8,439,410)      (2,482,459)          (15,999)               --
     (6,175,292)         363,098            40,418           111,180

     77,077,742       32,595,910        11,708,003        30,732,079
    109,662,655       38,126,956        14,626,660        31,989,590

 $   61,518,840    $  23,391,884    $  150,833,310    $  118,843,720
 $  171,181,495    $  61,518,840    $  165,459,970    $  150,833,310

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              95
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-------------                                                            -------
               STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
-------------                                                            -------

                                                     Growth cont.                                  Sector
                                                                                  Internet             Global Financial
                                               International Growth Fund            Fund                Services Fund
                                          ----------------------------------- ---------------- --------------------------------
                                                                               For the Period                   For the Period
                                                                                July 1, 1999                   October 1, 1998
                                              Year Ended        Year Ended         through       Year Ended        through
                                             December 31,      December 31,     December 31,    December 31,     December 31,
                                                 1999              1998             1999            1999             1998
                                          ----------------- ----------------- ---------------- -------------- -----------------
From operations:
 Net investment income (loss)             $    (479,200)    $    169,565       $   (640,579)   $   146,466     $    7,863
 Net realized gain (loss) on
  investments                                 9,736,708        1,530,125          4,379,643        317,563            316
 Net change in unrealized gain (loss)
  on investments                             20,166,528        6,756,237         85,487,356     (1,446,556)     1,164,201
Increase (decrease) in net assets
 resulting from operations                   29,424,036        8,455,927         89,226,420       (982,527)     1,172,380
Distributions to shareholders from:
 Net investment income, Class A                (330,820)        (108,820)                --        (36,198)            --
 Net investment income, Class B                 (54,139)          (1,058)                --        (20,125)            --
 Net investment income, Class C                 (14,802)          (2,049)                --         (3,091)            --
 Net investment income, Class Y                (182,877)         (92,335)                --        (59,622)            --
 Net realized gains on investments
  Class A                                    (4,599,399)        (329,025)        (1,170,121)      (102,450)            --
 Net realized gains on investments
  Class B                                    (1,967,175)        (121,910)        (1,070,807)       (98,365)            --
 Net realized gains on investments
  Class C                                      (482,156)         (25,397)          (319,611)       (14,426)            --
 Net realized gains on investments
  Class Y                                    (1,608,601)        (102,033)           (13,211)      (115,633)            --
Total distributions to shareholders          (9,239,969)        (782,627)        (2,573,750)      (449,910)            --
From capital share transactions:
Class A
 Shares sold                                 34,758,963        9,516,243         84,619,224      6,297,902      1,452,204
 Reinvestment of distributions                4,677,291          422,857          1,118,878        131,716             --
 Shares redeemed                            (36,524,890)     (11,162,315)        (7,333,555)    (2,179,526)      (129,788)
 Net increase (decrease) - Class A            2,911,364       (1,223,215)        78,404,547      4,250,092      1,322,416
Class B
 Shares sold                                  7,602,117       12,740,631         79,695,487      5,142,648      1,150,088
 Reinvestment of distributions                1,922,609          120,205          1,002,296        103,563             --
 Shares redeemed                             (6,437,793)      (8,121,910)        (8,393,721)    (1,186,144)      (190,737)
 Net increase (decrease) - Class B            3,086,933        4,738,926         72,304,062      4,060,067        959,351
Class C
 Shares sold                                  2,607,371        3,010,422         27,379,730        943,985        222,535
 Reinvestment of distributions                  434,253           24,651            294,821         17,471             --
 Shares redeemed                             (1,842,601)        (917,430)        (2,329,149)      (382,030)       (26,021)
 Net increase (decrease) - Class C            1,199,023        2,117,643         25,345,402        579,426        196,514
Class Y
 Shares sold                                 13,693,028        8,304,283          1,193,075         99,235      4,713,342
 Reinvestment of distributions                1,790,639          194,336              9,723        175,255             --
 Shares redeemed                            (11,796,717)      (7,458,814)          (621,953)       (60,453)            --
 Net increase (decrease) - Class Y            3,686,950        1,039,805            580,845        214,037      4,713,342
Total increase (decrease) in net assets
 resulting from capital share
 transactions                                10,884,270        6,673,159        176,634,856      9,103,622      7,191,623
Total increase (decrease) in net assets      31,068,337       14,346,459        263,287,526      7,671,185      8,364,003
Net assets:
 Beginning of period                      $  74,342,652     $ 59,996,193       $         --    $ 8,364,003     $       --
 End of period                            $ 105,410,989     $ 74,342,652       $263,287,526    $16,035,188     $8,364,003



                                                                          Hybrid
                                                                                   Balanced
                                                     Managed Fund                   Fund
                                          ----------------------------------- ----------------
                                                                                For the Period
                                                                                July 1, 1999
                                              Year Ended        Year Ended         through
                                             December 31,      December 31,     December 31,
                                                 1999              1998             1999
                                          ----------------- ----------------- ----------------
From operations:
 Net investment income (loss)             $   1,928,780     $   1,920,876      $     32,639
 Net realized gain (loss) on
  investments                                56,228,530        30,494,153            63,412
 Net change in unrealized gain (loss)
  on investments                            (30,266,874)      (10,504,129)          559,412
Increase (decrease) in net assets
 resulting from operations                   27,890,436        21,910,900           655,463
Distributions to shareholders from:
 Net investment income, Class A                (920,201)         (885,601)          (19,528)
 Net investment income, Class B                (124,552)         (147,987)          (10,840)
 Net investment income, Class C                  (2,681)          (43,801)           (1,614)
 Net investment income, Class Y                (910,017)         (849,714)             (663)
 Net realized gains on investments
  Class A                                   (11,936,738)      (10,259,117)             (968)
 Net realized gains on investments
  Class B                                   (12,420,495)       (9,542,938)             (857)
 Net realized gains on investments
  Class C                                      (839,073)         (692,449)             (139)
 Net realized gains on investments
  Class Y                                    (6,606,669)       (5,205,913)              (21)
Total distributions to shareholders         (33,760,426)      (27,627,520)          (34,630)
From capital share transactions:
Class A
 Shares sold                                 31,329,927        44,993,325         4,806,346
 Reinvestment of distributions               12,248,226        10,727,403            16,329
 Shares redeemed                            (72,079,601)      (36,345,519)         (173,877)
 Net increase (decrease) - Class A          (28,501,448)       19,375,209         4,648,798
Class B
 Shares sold                                 27,934,071        66,722,575         4,338,788
 Reinvestment of distributions               12,099,227         9,333,309            10,978
 Shares redeemed                            (49,962,474)      (21,471,933)         (213,564)
 Net increase (decrease) - Class B           (9,929,176)       54,583,951         4,136,202
Class C
 Shares sold                                  4,393,156        10,395,540           704,099
 Reinvestment of distributions                  823,892           707,800             1,443
 Shares redeemed                             (6,780,527)       (2,469,630)          (48,168)
 Net increase (decrease) - Class C           (1,563,479)        8,633,710           657,374
Class Y
 Shares sold                                 15,925,555        30,057,893           101,411
 Reinvestment of distributions                7,514,175         6,055,002                 9
 Shares redeemed                            (30,284,989)      (26,931,170)               --
 Net increase (decrease) - Class Y           (6,845,259)        9,181,725           101,420
Total increase (decrease) in net assets
 resulting from capital share
 transactions                               (46,839,362)       91,774,595         9,543,794
Total increase (decrease) in net assets     (52,709,352)       86,057,975        10,164,627
Net assets:
 Beginning of period                      $ 437,373,618     $ 351,315,643      $         --
 End of period                            $ 384,664,266     $ 437,373,618      $ 10,164,627

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
96
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  Fixed Income
      High-Yield Bond Fund           Government Securities Fund
--------------------------------- ---------------------------------
   Year Ended       Year Ended       Year Ended       Year Ended
  December 31,     December 31,     December 31,     December 31,
      1999             1998             1999             1998
---------------- ---------------- ---------------- ----------------
 $   9,319,911    $   7,868,188    $   6,251,099    $   5,388,020

    (3,788,354)       1,471,176          (72,479)          73,735

    (1,696,811)      (7,542,908)      (5,619,653)         754,081

     3,834,746        1,796,456          558,967        6,215,836
    (5,789,214)      (5,459,924)      (4,033,851)      (3,896,434)
    (2,882,536)      (2,042,690)      (1,589,916)        (936,305)
      (479,123)        (273,307)        (215,301)         (83,616)
      (169,173)         (92,256)        (412,031)        (471,665)

       (50,636)        (997,754)              --               --

       (28,156)        (480,676)              --               --

        (4,400)         (74,900)              --               --

        (1,601)         (26,418)              --               --
    (9,404,839)      (9,447,925)      (6,251,099)      (5,388,020)
    17,106,617       26,180,156       51,982,344       22,163,314
     4,491,056        5,184,552        3,208,919        2,999,537
   (26,854,100)     (20,189,403)     (49,540,286)     (22,837,964)
    (5,256,427)      11,175,305        5,650,977        2,324,887
    13,267,871       26,716,825       20,568,623       25,436,261
     2,208,721        1,974,137        1,325,665          756,772
   (12,493,171)     (10,886,369)     (10,575,982)     (11,444,391)
     2,983,421       17,804,593       11,318,306       14,748,642
     6,127,657        5,863,205        5,123,360        3,877,365
       387,580          291,593          207,670           79,085
    (4,749,656)      (1,836,334)      (2,678,458)      (1,372,631)
     1,765,581        4,318,464        2,652,572        2,583,819
       288,069        1,250,831          660,953          982,969
       169,221          119,053          411,343          467,956
    (1,204,430)         (52,838)      (1,804,513)      (1,813,505)
      (747,140)       1,317,046         (732,217)        (362,580)

    (1,254,565)      34,615,408       18,889,638       19,294,768
    (6,824,658)      26,963,939       13,197,506       20,122,584
 $ 115,555,868    $  88,591,929    $ 109,112,558    $  88,989,974
 $ 108,731,210    $ 115,555,868    $ 122,310,064    $ 109,112,558



                            Fixed Income
    Tax-Exempt Income Fund               Money Market Fund
------------------------------- -----------------------------------
   Year Ended      Year Ended       Year Ended        Year Ended
  December 31,    December 31,     December 31,      December 31,
      1999            1998             1999              1998
---------------- -------------- ----------------- -----------------
 $    1,153,828   $  1,170,489   $     9,341,381   $     5,409,072

         54,481        746,552                --                --

     (2,078,351)      (320,248)               --                --

       (870,042)     1,596,793         9,341,381         5,409,072
       (932,079)    (1,024,552)       (7,901,573)       (4,735,359)
       (174,348)      (128,996)         (951,295)         (392,136)
        (44,523)       (16,647)         (334,855)         (138,096)
         (2,878)          (293)         (153,658)         (143,481)

       (172,892)      (524,341)               --                --

        (40,812)       (97,566)               --                --

        (13,271)       (16,735)               --                --

           (491)        (1,473)               --                --
     (1,381,294)    (1,810,603)       (9,341,381)       (5,409,072)
     12,601,987      4,758,439       902,291,310       413,364,732
        848,109      1,239,726         7,522,610         4,556,487
    (13,709,386)    (5,829,298)     (845,900,561)     (345,896,926)
       (259,290)       168,867        63,913,359        72,024,293
      3,334,569      2,501,000        63,366,742        32,792,113
        172,318        188,983           893,135           351,316
     (1,927,223)    (1,073,717)      (41,544,633)      (28,976,415)
      1,579,664      1,616,266        22,715,244         4,167,014
      1,572,256        731,438        27,978,256        15,657,662
         52,682         28,617           284,855           112,867
       (587,424)      (157,608)      (25,647,018)      (12,111,247)
      1,037,514        602,447         2,616,093         3,659,282
             70         66,447         1,314,799         2,877,556
            861            402           148,465           131,097
             --             --        (1,398,749)       (2,296,440)
            931         66,849            64,515           712,213

      2,358,819      2,454,429        89,309,211        80,562,802
        107,483      2,240,619        89,309,211        80,562,802
 $   29,002,827   $ 26,762,208   $   158,729,966   $    78,167,164
 $   29,110,310   $ 29,002,827   $   248,039,177   $   158,729,966

                      THE ENTERPRISE Group of Funds, Inc.
                                                                              97
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                          For the Period
                                                                                              7/1/99
Enterprise Multi-Cap Growth Fund (Class A)                                               through 12/31/99
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $    5.00
                                                                                           ---------
Net Investment Income (Loss)                                                                  ( 0.05)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                          9.00
                                                                                           ---------
Total from Investment Operations                                                                8.95
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                              ( 0.21)
                                                                                           ---------
Total Distributions                                                                           ( 0.21)
                                                                                           ---------
Net Asset Value End of Period                                                              $   13.74
                                                                                           =========
Total Return(C)                                                                               179.26%(B)
Net Assets End of Period (in thousands)                                                    $  49,206
Ratio of Expenses to Average Net Assets                                                         1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               2.43%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                   ( 1.06)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         ( 1.64)%(A)
Portfolio Turnover Rate                                                                           32%


                                                                                          For the Period
                                                                                              7/1/99
Enterprise Multi-Cap Growth Fund (Class B)                                               through 12/31/99
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $    5.00
                                                                                           ---------
Net Investment Income (Loss)                                                                  ( 0.07)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                          8.98
                                                                                           ---------
Total from Investment Operations                                                                8.91
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                              ( 0.21)
                                                                                           ---------
Total Distributions                                                                           ( 0.21)
                                                                                           ---------
Net Asset Value End of Period                                                              $   13.70
                                                                                           =========
Total Return(D)                                                                               178.45%(B)
Net Assets End of Period (in thousands)                                                    $  39,854
Ratio of Expenses to Average Net Assets                                                         2.40%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               2.90%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                   ( 1.64)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         ( 2.14)%(A)
Portfolio Turnover Rate                                                                           32%


                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
98
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Financial Highlights -- (Continued)
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                          For the Period
                                                                                              7/1/99
Enterprise Multi-Cap Growth Fund (Class C)                                               through 12/31/99
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $    5.00
                                                                                           ---------
Net Investment Income (Loss)                                                                  ( 0.07)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                          8.98
                                                                                           ---------
Total from Investment Operations                                                                8.91
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                              ( 0.21)
                                                                                           ---------
Total Distributions                                                                           ( 0.21)
                                                                                           ---------
Net Asset Value End of Period                                                              $   13.70
                                                                                           =========
Total Return(D)                                                                               178.46%(B)
Net Assets End of Period (in thousands)                                                    $  13,864
Ratio of Expenses to Average Net Assets                                                         2.40%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               2.92%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                   ( 1.62)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         ( 2.14)%(A)
Portfolio Turnover Rate                                                                           32%
                                                                                          For the Period
                                                                                              7/1/99
Enterprise Multi-Cap Growth Fund (Class Y)                                               through 12/31/99
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $    5.00
                                                                                           ---------
Net Investment Income (Loss)                                                                  ( 0.02)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                          8.99
                                                                                           ---------
Total from Investment Operations                                                                8.97
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                              ( 0.21)
                                                                                           ---------
Total Distributions                                                                           ( 0.21)
                                                                                           ---------
Net Asset Value End of Period                                                              $   13.76
                                                                                           =========
Total Return                                                                                  179.66%(B)
Net Assets End of Period (in thousands)                                                    $     641
Ratio of Expenses to Average Net Assets                                                         1.40%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               2.42%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                   ( 0.51)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         ( 1.54)%(A)
Portfolio Turnover Rate                                                                           32%

                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
                                                                              99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Financial Highlights
                     ENTERPRISE SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                              Year Ended December 31,   For the Period From   For the Period
                                                              ------------------------        10/1/97             7/17/97
Enterprise Small Company Growth Fund (Class A)                    1999         1998       through 12/31/97    through 9/30/97
------------------------------------------------------------- ------------ ----------- --------------------- ----------------
Net Asset Value Beginning of Period                             $ 22.44      $ 23.39        $   26.61           $  24.54
                                                                -------      -------        ---------           --------
Net Investment Income (Loss)                                     ( 0.35)(F)   ( 0.32)(F)       ( 0.40)            ( 0.05)
Net Realized and Unrealized Gain (Loss) on Investments            11.17       ( 0.63)          ( 2.27)              2.12
                                                                -------      -------        ---------           --------
Total from Investment Operations                                  10.82       ( 0.95)          ( 2.67)              2.07
                                                                -------      -------        ---------           --------
Dividends from Net Investment Income                                 --           --               --                 --
Distributions from Capital Gains                                     --           --           ( 0.55)                --
                                                                -------      -------        ---------           --------
Total Distributions                                                  --           --           ( 0.55)                --
                                                                -------      -------        ---------           --------
Net Asset Value End of Period                                   $ 33.26      $ 22.44        $   23.39           $  26.61
                                                                =======      =======        =========           ========
Total Return(C)                                                   48.22%      ( 4.06)%         (10.04)%(B)          8.44%(B)
Net Assets End of Period (in thousands)                         $19,024      $ 8,194        $   4,861           $  2,102
Ratio of Expenses to Average Net Assets                            1.85%        1.85%            1.85%(A)           1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                    2.29%        2.66%            2.38%(A)           4.48%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets      ( 1.38)%     ( 1.43)%         ( 1.56)%(A)        ( 1.61)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                       ( 1.82)%     ( 2.24)%         ( 2.09)%(A)        ( 4.25)%(A)
Portfolio Turnover Rate                                              62%         151%              24%(A)            158%(A)
                                                              Year Ended December 31,   For the Period From   For the Period
                                                              ------------------------        10/1/97             7/17/97
Enterprise Small Company Growth Fund (Class B)                    1999         1998       through 12/31/97    through 9/30/97
------------------------------------------------------------- ------------ ----------- --------------------- ----------------
Net Asset Value Beginning of Period                             $ 22.13      $ 23.33        $   26.58           $  24.54
                                                                -------      -------        ---------           --------
Net Investment Income (Loss)                                     ( 0.48)(F)   ( 0.41)(F)       ( 0.47)            ( 0.05)
Net Realized and Unrealized Gain (Loss) on Investments            10.97       ( 0.79)          ( 2.23)              2.09
                                                                -------      -------        ---------           --------
Total from Investment Operations                                  10.49       ( 1.20)          ( 2.70)              2.04
                                                                -------      -------        ---------           --------
Dividends from Net Investment Income                                 --           --               --                 --
Distributions from Capital Gains                                     --           --           ( 0.55)                --
                                                                -------      -------        ---------           --------
Total Distributions                                                  --           --           ( 0.55)                --
                                                                -------      -------        ---------           --------
Net Asset Value End of Period                                   $ 32.62      $ 22.13        $   23.33           $  26.58
                                                                =======      =======        =========           ========
Total Return(D)                                                   47.40%      ( 5.14)%         (10.16)%(B)          8.31%(B)
Net Assets End of Period (in thousands)                         $19,798      $ 8,760        $   2,842           $  1,099
Ratio of Expenses to Average Net Assets                            2.40%        2.40%            2.40%(A)           2.40%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                    2.84%        3.24%            2.93%(A)           5.52%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets      ( 1.93)%     ( 1.94)%         ( 2.11)%(A)        ( 2.18)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                       ( 2.37)%     ( 2.78)%         ( 2.64)%(A)        ( 5.29)%(A)
Portfolio Turnover Rate                                              62%         151%              24%(A)            158%(A)

                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
100
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
--------------------------------------------------------------------------------
                      Financial Highlights -- (Continued)
                     ENTERPRISE SMALL COMPANY GROWTH FUND

--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                    Year Ended December 31,   For the Period   For the Period
                                                                    -----------------------      10/1/97           7/17/97
Enterprise Small Company Growth Fund (Class C)                          1999        1998     through 12/31/97  through 9/30/97
------------------------------------------------------------------- ----------- ----------- ----------------- ----------------
Net Asset Value Beginning of Period                                   $ 22.21     $ 23.32      $   26.57         $  24.54
                                                                      -------     -------      ---------         --------
Net Investment Income (Loss)                                           ( 0.47)(F)  ( 0.41)(F)     ( 0.62)          ( 0.07)
Net Realized and Unrealized Gain (Loss) on Investments                  10.99      ( 0.70)        ( 2.08)            2.10
                                                                      -------     -------      ---------         --------
Total from Investment Operations                                        10.52      ( 1.11)        ( 2.70)            2.03
                                                                      -------     -------      ---------         --------
Dividends from Net Investment Income                                       --          --             --               --
Distributions from Capital Gains                                           --          --         ( 0.55)              --
                                                                      -------     -------      ---------         --------
Total Distributions                                                        --          --         ( 0.55)              --
                                                                      -------     -------      ---------         --------
Net Asset Value End of Period                                         $ 32.73     $ 22.21      $   23.32         $  26.57
                                                                      =======     =======      =========         ========
Total Return(D)                                                         47.37%     ( 4.76)%       (10.16)%(B)        8.27%(B)
Net Assets End of Period (in thousands)                               $ 4,654     $ 2,481      $     795         $    201
Ratio of Expenses to Average Net Assets                                  2.40%       2.40%          2.40%(A)         2.40%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)        2.84%       3.24%          2.93%(A)         5.91%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets            ( 1.93)%    ( 1.93)%       ( 2.11)%(A)      ( 2.15)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                             ( 2.37)%    ( 2.77)%       ( 2.64)%(A)      ( 5.65)%(A)
Portfolio Turnover Rate                                                    62%        151%            24%(A)          158%(A)
                                                                                 For the Period
                                                         Year Ended December 31,    10/1/97         Year         Year        Year
Enterprise Small Company                                 -----------------------    through         Ended       Ended       Ended
Growth Fund (Class Y)                                        1999        1998       12/31/97       9/30/97     9/30/96     9/30/95
-------------------------------------------------------- ----------- ----------- -------------- ------------ ----------- -----------
Net Asset Value Beginning of Period                       $  22.55    $  23.43    $   26.62       $ 25.08     $  19.05    $  14.01
                                                          --------    --------    ---------       -------     --------    --------
Net Investment Income (Loss)                                ( 0.23)(F)  ( 0.23)(F)   ( 0.07)       ( 0.13)      ( 0.17)     ( 0.12)
Net Realized and Unrealized Gain (Loss) on Investments       11.24      ( 0.65)      ( 2.57)         3.73         7.62        5.49
                                                          --------    --------    ---------       -------     --------    --------
Total from Investment Operations                             11.01      ( 0.88)      ( 2.64)         3.60         7.45        5.37
                                                          --------    --------    ---------       -------     --------    --------
Dividends from Net Investment Income                            --          --           --            --           --          --
Distributions from Capital Gains                                --          --       ( 0.55)       ( 2.06)      ( 1.42)     ( 0.33)
                                                          --------    --------    ---------       -------     --------    --------
Total Distributions                                             --          --       ( 0.55)       ( 2.06)      ( 1.42)     ( 0.33)
                                                          --------    --------    ---------       -------     --------    --------
Net Asset Value End of Period                             $  33.56    $  22.55    $   23.43       $ 26.62     $  25.08    $  19.05
                                                          ========    ========    =========       =======     ========    ========
Total Return                                                 48.82%     ( 3.76)%     ( 9.92)%(B)    16.24%       42.07%      39.20%
Net Assets End of Period (in thousands)                   $  9,296    $  9,084    $  13,540       $15,355     $  6,609    $  2,950
Ratio of Expenses to Average Net Assets                       1.40%       1.40%        1.40%(A)      1.84%        1.96%       1.85%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                               1.84%       2.15%        1.96%(A)      3.08%        3.46%       5.15%
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                     ( 0.93)%    ( 1.03)%     ( 1.12)%(A)   ( 1.30)%     ( 1.43)%    ( 1.33)%
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Reimbursement)                           ( 1.37)%    ( 1.78)%     ( 1.68)%(A)   ( 2.54)%     ( 2.93)%    ( 4.63)%
Portfolio Turnover Rate                                         62%        151%          24%(A)       158%          78%         84%

                       See notes to financial statements.
                       THE ENTERPRISE Group of Funds, Inc.
                                                                             101
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Financial Highlights
                      ENTERPRISE SMALL COMPANY VALUE FUND

--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                          Year Ended December 31,
                                                                      --------------------------------------------------------------
Enterprise Small Company Value Fund (Class A)                              1999         1998        1997        1996         1995
----------------------------------------------------------------------------------- ----------- ----------- ------------ -----------
Net Asset Value Beginning of Period                                      $  7.92      $  7.75     $  5.74     $  5.43      $  5.17
                                                                         -------      -------     -------     -------      -------
Net Investment Income (Loss)                                               (0.02)F      (0.03)       0.01       (0.01)        0.02
Net Realized and Unrealized Gain (Loss) on Investments                      1.28         0.42        2.53        0.62         0.46
                                                                         -------      -------     -------     -------      -------
Total from Investment Operations                                            1.26         0.39        2.54        0.61         0.48
                                                                         -------      -------     -------     -------      -------
Dividends from Net Investment Income                                          --           --          --          --        (0.02)
Distributions from Capital Gains                                           (0.65)       (0.22)      (0.53)      (0.30)       (0.20)
                                                                         -------      -------     -------     -------      -------
Total Distributions                                                        (0.65)       (0.22)      (0.53)      (0.30)       (0.22)
                                                                         -------      -------     -------     -------      -------
Net Asset Value End of Period                                            $  8.53      $  7.92     $  7.75     $  5.74      $  5.43
                                                                         =======      =======     =======     =======      =======
Total Return(C)                                                            16.13%        5.15%      44.24%      11.28%        9.29%
Net Assets End of Period (in thousands)                                  $135,222     $79,867     $45,310     $17,308      $19,720
Ratio of Expenses to Average Net Assets                                     1.63%        1.75%       1.75%       1.75%        1.75%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)           1.63%        1.85%       1.95%       2.38%        2.21%
Ratio of Net Investment Income (Loss) to Average Net Assets                (0.22)%      (0.37)%      0.05%      (0.13)%       0.32%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                            (0.22)%      (0.48)%     (0.15)%     (0.76)%      (0.14)%
Portfolio Turnover Rate                                                       46%          33%         63%        144%          37%
                                                                            Year Ended December 31,               For the Period
                                                              ---------------------------------------------------     5/1/95
Enterprise Small Company Value Fund (Class B)                     1999         1998         1997         1996      through 12/31/95
------------------------------------------------------------- ------------ ------------ ------------ ------------ -----------------
Net Asset Value Beginning of Period                             $  7.74      $  7.63      $  5.69      $   5.41      $    5.28
                                                                -------      -------      -------      --------      ---------
Net Investment Income (Loss)                                      (0.06)(F)    (0.07)(F)       --         (0.03)         (0.01)
Net Realized and Unrealized Gain (Loss) on Investments             1.24         0.40         2.47          0.61           0.36
                                                                -------      -------      -------      --------      ---------
Total from Investment Operations                                   1.18         0.33         2.47          0.58           0.35
                                                                -------      -------      -------      --------      ---------
Dividends from Net Investment Income                                 --           --           --            --          (0.02)
Distributions from Capital Gains                                  (0.65)       (0.22)       (0.53)        (0.30)         (0.20)
                                                                -------      -------      -------      --------      ---------
Total Distributions                                               (0.65)       (0.22)       (0.53)        (0.30)         (0.22)
                                                                -------      -------      -------      --------      ---------
Net Asset Value End of Period                                   $  8.27      $  7.74      $  7.63      $   5.69      $    5.41
                                                                =======      =======      =======      ========      =========
Total Return(D)                                                   15.47%        4.44%       43.40%        10.77%          6.87%(B)
Net Assets End of Period (in thousands)                         $98,472      $61,929      $22,013      $  2,606      $     862
Ratio of Expenses to Average Net Assets                            2.18%        2.30%        2.30%         2.30%          2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                    2.18%        2.41%        2.44%         2.92%          2.78%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets       (0.78)%      (0.93)%      (0.67)%       (0.77)%        (0.40)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                        (0.78)%      (1.04)%      (0.81)%       (1.39)%        (0.90)%(A)
Portfolio Turnover Rate                                              46%          33%          63%          144%            37%(A)

                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
102
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Financial Highlights -- (Continued)
                      ENTERPRISE SMALL COMPANY VALUE FUND
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                       Year Ended December 31,     For the Period
                                                                                      -------------------------        5/1/97
Enterprise Small Company Value Fund (Class C)                                             1999         1998       through 12/31/97
------------------------------------------------------------------------------------- ------------ ------------  -----------------
Net Asset Value Beginning of Period                                                     $  7.90      $  7.74        $    6.14
                                                                                        -------      -------        ---------
Net Investment Income (Loss)                                                              (0.06)(F)    (0.07)(F)        (0.02)
Net Realized and Unrealized Gain (Loss) on Investments                                     1.26         0.45             2.15
                                                                                        -------      -------        ---------
Total from Investment Operations                                                           1.20         0.38             2.13
                                                                                        -------      -------        ---------
Dividends from Net Investment Income                                                         --           --               --
Distributions from Capital Gains                                                          (0.65)       (0.22)           (0.53)
                                                                                        -------      -------        ---------
Total Distributions                                                                       (0.65)       (0.22)           (0.53)
                                                                                        -------      -------        ---------
Net Asset Value End of Period                                                           $  8.45      $  7.90        $    7.74
                                                                                        =======      =======        =========
Total Return(D)                                                                           15.42%        5.03%           34.68%(B)
Net Assets End of Period (in thousands)                                                 $35,265      $14,239        $   2,684
Ratio of Expenses to Average Net Assets                                                    2.19%        2.30%            2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                          2.19%        2.40%            2.38%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                               (0.76)%      (0.94)%          (0.88)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)     (0.76)%      (1.04)%          (0.95)%(A)
Portfolio Turnover Rate                                                                      46%          33%              63%(A)
                                                                              Year Ended December 31,               For the Period
                                                                  -----------------------------------------------      5/25/95
Enterprise Small Company Value Fund (Class Y)                        1999        1998        1997        1996      through 12/31/95
----------------------------------------------------------------- ---------- ------------ ---------- ------------ -----------------
Net Asset Value Beginning of Period                                $ 8.06      $   7.81    $ 5.77      $   5.43      $    5.37
                                                                   ------      --------    ------      --------      ---------
Net Investment Income (Loss)                                        0.02(F)     0.01(F)      1.45          0.01           0.04
Net Realized and Unrealized Gain (Loss) on Investments               1.30          0.46      1.12          0.63           0.26
                                                                   ------      --------    ------      --------      ---------
Total from Investment Operations                                     1.32          0.47      2.57          0.64           0.30
                                                                   ------      --------    ------      --------      ---------
Dividends from Net Investment Income                                    --           --         --           --          (0.04)
Distributions from Capital Gains                                     (0.65)       (0.22)     (0.53)       (0.30)         (0.20)
                                                                   -------     --------    -------     --------      ---------
Total Distributions                                                  (0.65)       (0.22)     (0.53)       (0.30)         (0.24)
                                                                   -------     --------    -------     --------      ---------
Net Asset Value End of Period                                      $ 8.73      $   8.06    $ 7.81      $   5.77      $    5.43
                                                                   =======     ========    =======     ========      =========
Total Return                                                         16.60%        6.13%     44.53%       11.83%          5.55%(B)
Net Assets End of Period (in thousands)                            $   619     $    277    $   119     $  1,926      $   2,832
Ratio of Expenses to Average Net Assets                               1.18%        1.30%      1.30%        1.30%          1.30%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)     1.18%        1.39%      1.85%        1.92%          1.81%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets           0.23%        0.06%      2.74%        0.35%          0.18%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                            0.23%       (0.02)%     2.19%       (0.27)%        (0.33)%(A)
Portfolio Turnover Rate                                                 46%          33%        63%         144%            37%(A)

                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
                                                                             103
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Financial Highlights
                             ENTERPRISE GROWTH FUND
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                      Year Ended December 31,
                                                            ----------------------------------------------------------------------
Enterprise Growth Fund (Class A)                                  1999           1998          1997          1996         1995
----------------------------------------------------------- --------------- ------------- ------------- ------------- ------------
Net Asset Value Beginning of Period                            $   21.07       $ 16.91       $ 13.10       $ 10.44      $  7.76
                                                               ---------       -------       -------       -------      -------
Net Investment Income (Loss)                                      ( 0.12)(F)    ( 0.11)(F)    ( 0.07)       ( 0.04)      ( 0.03)
Net Realized and Unrealized Gain (Loss) on Investments              4.73          5.31          4.23          3.44         3.13
                                                               ---------       -------       -------       -------      -------
Total from Investment Operations                                    4.61          5.20          4.16          3.40         3.10
                                                               ---------       -------       -------       -------      -------
Dividends from Net Investment Income                                  --            --            --            --           --
Distributions from Capital Gains                                  ( 1.13)       ( 1.04)       ( 0.35)       ( 0.74)      ( 0.42)
                                                               ---------       -------       -------       -------      -------
Total Distributions                                               ( 1.13)       ( 1.04)       ( 0.35)       ( 0.74)      ( 0.42)
                                                               ---------       -------       -------       -------      -------
Net Asset Value End of Period                                  $   24.55       $ 21.07       $ 16.91       $ 13.10      $ 10.44
                                                               =========       =======       =======       =======      =======
Total Return(C)                                                    22.08%        30.94%        31.76%        32.60%       39.98%
Net Assets End of Period (in thousands)                        $1,268,022      $827,567      $424,280      $196,752     $122,559
Ratio of Expenses to Average Net Assets                             1.40%         1.48%         1.43%(E)      1.53%(E)     1.60%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                     1.40%         1.48%         1.43%(E)      1.53%(E)     1.60%
Ratio of Net Investment Income (Loss) to Average Net Assets       ( 0.51)%      ( 0.58)%      ( 0.55)%      ( 0.39)%     ( 0.35)%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                        ( 0.51)%      ( 0.58)%      ( 0.55)%      ( 0.39)%     ( 0.35)%
Portfolio Turnover Rate                                               38%           28%           22%           30%          45%
                                                                            Year Ended December 31,                  For the Period
                                                            ------------------------------------------------------       5/1/95
Enterprise Growth Fund (Class B)                                 1999          1998          1997         1996      through 12/31/95
----------------------------------------------------------- ------------- ------------- ------------- ------------ -----------------
Net Asset Value Beginning of Period                            $ 20.62       $ 16.66       $  12.97     $ 10.41       $    8.69
                                                               -------       -------       --------     -------       ---------
Net Investment Income (Loss)                                    ( 0.24)(F)    ( 0.21)(F)    ( 0.11)      ( 0.06)         ( 0.02)
Net Realized and Unrealized Gain (Loss) on Investments            4.59          5.21          4.15         3.36            2.16
                                                               -------       -------       --------     -------       ---------
Total from Investment Operations                                  4.35          5.00          4.04         3.30            2.14
                                                               -------       -------       --------     -------       ---------
Dividends from Net Investment Income                                --            --            --           --              --
Distributions from Capital Gains                                ( 1.13)       ( 1.04)       ( 0.35)      ( 0.74)         ( 0.42)
                                                               -------       -------       --------     -------       ---------
Total Distributions                                             ( 1.13)       ( 1.04)       ( 0.35)      ( 0.74)         ( 0.42)
                                                               -------       -------       --------     -------       ---------
Net Asset Value End of Period                                  $ 23.84       $ 20.62       $  16.66     $ 12.97       $   10.41
                                                               =======       =======       ========     =======       =========
Total Return(D)                                                  21.30%        30.20%        31.15%       31.73%          24.66%(B)
Net Assets End of Period (in thousands)                        $811,706      $446,473     $166,932      $36,483       $   4,572
Ratio of Expenses to Average Net Assets                           1.95%         2.03%         1.98%(E)     2.10%(E)        2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                   1.95%         2.03%        1.98%(E)      2.10%(E)        2.15%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets     ( 1.06)%      ( 1.13)%     ( 1.10)%      ( 0.96)%        ( 0.82)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                      ( 1.06)%      ( 1.13)%     ( 1.10)%      ( 0.96)%        ( 0.82)%(A)
Portfolio Turnover Rate                                             38%           28%          22%           30%             45%(A)

                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
104
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Financial Highlights -- (Continued)
                             ENTERPRISE GROWTH FUND
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                       Year Ended December 31,     For the Period
                                                                                     ---------------------------       5/1/97
Enterprise Growth Fund (Class C)                                                          1999          1998      through 12/31/97
------------------------------------------------------------------------------------ ------------- ------------- -----------------
Net Asset Value Beginning of Period                                                     $ 20.87       $ 16.85       $   14.11
                                                                                        -------       -------       ---------
Net Investment Income (Loss)                                                             ( 0.24)(F)    ( 0.21)(F)      ( 0.06)
Net Realized and Unrealized Gain (Loss) on Investments                                     4.64          5.27            3.15
                                                                                        -------       -------       ---------
Total from Investment Operations                                                           4.40          5.06            3.09
                                                                                        -------       -------       ---------
Dividends from Net Investment Income                                                         --            --              --
Distributions from Capital Gains                                                         ( 1.13)       ( 1.04)         ( 0.35)
                                                                                        -------       -------       ---------
Total Distributions                                                                      ( 1.13)       ( 1.04)         ( 0.35)
                                                                                        -------       -------       ---------
Net Asset Value End of Period                                                           $ 24.14       $ 20.87       $   16.85
                                                                                        =======       =======       =========
Total Return(D)                                                                           21.28%        30.22%          21.91%(B)
Net Assets End of Period (in thousands)                                                 $294,683      $133,194      $  26,601
Ratio of Expenses to Average Net Assets                                                    1.95%         2.04%           1.97%(A)(E)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                          1.95%         2.04%           1.97%(A)(E)
Ratio of Net Investment Income (Loss) to Average Net Assets                              ( 1.07)%      ( 1.13)%        ( 1.10)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)    ( 1.07)%      ( 1.13)%        ( 1.10)%(A)
Portfolio Turnover Rate                                                                      38%           28%             22%(A)
                                                                                Year Ended December 31,          For the Period
                                                                        --------------------------------------       8/8/96
Enterprise Growth Fund (Class Y)                                            1999         1998         1997      through 12/31/96
----------------------------------------------------------------------- ------------ ------------ ------------ -----------------
Net Asset Value Beginning of Period                                       $ 21.41      $ 17.02      $ 13.12        $  11.96
                                                                          -------      -------      -------        --------
Net Investment Income (Loss)                                               ( 0.02)(F)   ( 0.02)(F)   ( 0.02)             --
Net Realized and Unrealized Gain (Loss) on Investments                       4.80         5.45         4.27            1.90
                                                                          -------      -------      -------        --------
Total from Investment Operations                                             4.78         5.43         4.25            1.90
                                                                          -------      -------      -------        --------
Dividends from Net Investment Income                                           --           --           --              --
Distributions from Capital Gains                                           ( 1.13)      ( 1.04)      ( 0.35)         ( 0.74)
                                                                          -------      -------      -------        --------
Total Distributions                                                        ( 1.13)      ( 1.04)      ( 0.35)         ( 0.74)
                                                                          -------      -------      -------        --------
Net Asset Value End of Period                                             $ 25.06      $ 21.41      $ 17.02        $  13.12
                                                                          =======      =======      =======        ========
Total Return                                                                22.52%       32.09%       32.40%          15.91%(B)
Net Assets End of Period (in thousands)                                   $86,826      $60,640      $44,596        $  2,339
Ratio of Expenses to Average Net Assets                                      0.95%        1.03%        0.97%(E)        1.10%(A)(E)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            0.95%        1.03%        0.97%(E)        1.10%(A)(E)
Ratio of Net Investment Income (Loss) to Average Net Assets                ( 0.07)%     ( 0.13)%     ( 0.10)%          0.04%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                            ( 0.07)%     ( 0.13)%     ( 0.10)%          0.04%(A)
Portfolio Turnover Rate                                                        38%          28%          22%             30%(A)

                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
                                                                             105
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Financial Highlights
                      ENTERPRISE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                         Year Ended December 31,
                                                                  ------------------------------------------------------------------
Enterprise Capital Appreciation Fund (Class A)                         1999          1998          1997         1996         1995
----------------------------------------------------------------- ------------- ------------- ------------ ------------ ------------
Net Asset Value Beginning of Period                                  $ 38.59       $ 35.54       $ 34.21      $ 32.54      $ 28.54
                                                                     -------       -------       -------      -------      -------
Net Investment Income (Loss)                                          ( 0.47)(F)    ( 0.39)(F)    ( 0.37)      ( 0.31)      ( 0.25)
Net Realized and Unrealized Gain (Loss) on Investments                 15.43         10.55          7.31         5.69         7.59
                                                                     -------       -------       -------      -------      -------
Total from Investment Operations                                       14.96         10.16          6.94         5.38         7.34
                                                                     -------       -------       -------      -------      -------
Dividends from Net Investment Income                                      --            --            --           --           --
Distributions from Capital Gains                                      ( 6.94)       ( 7.11)       ( 5.61)      ( 3.71)      ( 3.34)
                                                                     -------       -------       -------      -------      -------
Total Distributions                                                   ( 6.94)       ( 7.11)       ( 5.61)      ( 3.71)      ( 3.34)
                                                                     -------       -------       -------      -------      -------
Net Asset Value End of Period                                        $ 46.61       $ 38.59       $ 35.54      $ 34.21      $ 32.54
                                                                     =======       =======       =======      =======      =======
Total Return(C)                                                        39.39%        30.15%        20.27%       16.52%       25.70%
Net Assets End of Period (in thousands)                              $181,232      $131,605      $112,738     $115,253     $121,207
Ratio of Expenses to Average Net Assets                                 1.52%         1.52%         1.65%        1.60%(E)     1.65%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)       1.52%         1.52%         1.65%        1.60%(E)     1.65%
Ratio of Net Investment Income (Loss) to Average Net Assets           ( 1.15)%      ( 1.01)%      ( 1.06)%     ( 0.87)%     ( 0.82)%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                            ( 1.15)%      ( 1.01)%      ( 1.06)%     ( 0.87)%     ( 0.82)%
Portfolio Turnover Rate                                                  170%           76%           61%          66%          65%

                                                                           Year Ended December 31,                For the Period
                                                              -------------------------------------------------       5/1/95
Enterprise Capital Appreciation Fund (Class B)                    1999         1998         1997        1996     through 12/31/95
------------------------------------------------------------- ------------ ------------ ----------- ----------- -----------------
Net Asset Value Beginning of Period                             $ 37.50      $ 34.89      $ 33.86     $ 32.42       $  30.04
                                                                -------      -------      -------     -------       --------
Net Investment Income (Loss)                                     ( 0.68)(F)   ( 0.58)(F)   ( 0.45)     ( 0.35)        ( 0.12)
Net Realized and Unrealized Gain (Loss)
 on Investments                                                   14.92        10.30         7.09        5.50           5.84
                                                                -------      -------      -------     -------       --------
Total from Investment Operations                                  14.24         9.72         6.64        5.15           5.72
                                                                -------      -------      -------     -------       --------
Dividends from Net Investment Income                                 --           --           --          --             --
Distributions from Capital Gains                                 ( 6.94)      ( 7.11)      ( 5.61)     ( 3.71)        ( 3.34)
                                                                -------      -------      -------     -------       --------
Total Distributions                                              ( 6.94)      ( 7.11)      ( 5.61)     ( 3.71)        ( 3.34)
                                                                -------      -------      -------     -------       --------
Net Asset Value End of Period                                   $ 44.80      $ 37.50      $ 34.89     $ 33.86       $  32.42
                                                                =======      =======      =======     =======       ========
Total Return(D)                                                   38.62%       29.44%       19.60%      15.87%         18.99%(B)
Net Assets End of Period (in thousands)                         $40,276      $14,663      $ 7,862     $ 5,047       $  1,953
Ratio of Expenses to Average Net Assets                            2.08%        2.08%        2.21%       2.14%(E)       2.08%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                    2.08%        2.08%        2.21%       2.14%(E)       2.08%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets      ( 1.69)%     ( 1.56)%     ( 1.61)%    ( 1.43)%       ( 1.41)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                       ( 1.69)%     ( 1.56)%     ( 1.61)%    ( 1.43)%       ( 1.41)%(A)
Portfolio Turnover Rate                                             170%          76%          61%         66%            65%(A)

                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
106
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Financial Highlights -- (Continued)
                      ENTERPRISE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                        Year Ended December 31,  For the Period From
                                                                        -----------------------        5/1/97
Enterprise Capital Appreciation Fund (Class C)                              1999        1998      through 12/31/97
----------------------------------------------------------------------- ----------- ----------- --------------------
Net Asset Value Beginning of Period                                       $ 38.25     $ 35.43        $  33.54
                                                                          -------     -------        --------
Net Investment Income (Loss)                                               ( 0.68)(F)  ( 0.57)(F)      ( 0.19)
Net Realized and Unrealized Gain (Loss) on Investments                      15.22       10.50            7.69
                                                                          -------     -------        --------
Total from Investment Operations                                            14.54        9.93            7.50
                                                                          -------     -------        --------
Dividends from Net Investment Income                                           --          --              --
Distributions from Capital Gains                                           ( 6.94)     ( 7.11)         ( 5.61)
                                                                          -------     -------        --------
Total Distributions                                                        ( 6.94)     ( 7.11)         ( 5.61)
                                                                          -------     -------        --------
Net Asset Value End of Period                                             $ 45.85     $ 38.25        $  35.43
                                                                          =======     =======        ========
Total Return(D)                                                             38.64%      29.60%          22.35%(B)
Net Assets End of Period (in thousands)                                   $ 6,918     $ 1,040        $    126
Ratio of Expenses to Average Net Assets                                      2.11%       2.11%           2.21%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            2.11%       2.11%           2.21%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                ( 1.69)%    ( 1.53)%        ( 1.88)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                            ( 1.69)%    ( 1.53)%        ( 1.88)%(A)
Portfolio Turnover Rate                                                       170%         76%             61%(A)
                                                                                           Year Ended       For the Period 5/14/98
Enterprise Capital Appreciation Fund (Class Y)                                         December 31, 1999       through 12/31/98
------------------------------------------------------------------------------------- -------------------  -----------------------
Net Asset Value Beginning of Period                                                        $  38.79              $   40.71
                                                                                           --------              ---------
Net Investment Income (Loss)                                                                 ( 0.28)(F)             ( 0.15)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                        15.57                   5.34
                                                                                           --------              ---------
Total from Investment Operations                                                              15.29                   5.19
                                                                                           --------              ---------
Dividends from Net Investment Income                                                             --                     --
Distributions from Capital Gains                                                             ( 6.94)                ( 7.11)
                                                                                           --------              ---------
Total Distributions                                                                          ( 6.94)                ( 7.11)
                                                                                           --------              ---------
Net Asset Value End of Period                                                              $  47.14              $   38.79
                                                                                           ========              =========
Total Return                                                                                  40.04%                 14.08%(B)
Net Assets End of Period (in thousands)                                                    $    428              $     204
Ratio of Expenses to Average Net Assets                                                        1.07%                  1.05%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                              1.07%                  1.05%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                  ( 0.69)%               ( 0.51)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)        ( 0.69)%               ( 0.51)%(A)
Portfolio Turnover Rate                                                                         170%                    76%(A)

                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
                                                                             107
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Financial Highlights
                             ENTERPRISE EQUITY FUND

--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                       Year Ended December 31,      For the Period
                                                                                      -------------------------         5/1/97
Enterprise Equity Fund (Class A)                                                          1999         1998        through 12/31/97
------------------------------------------------------------------------------------- ------------ ------------   -----------------
Net Asset Value Beginning of Period                                                     $   6.47     $   5.96        $    5.00
                                                                                        --------     --------        ---------
Net Investment Income (Loss)                                                               (0.01)(F)     0.03             0.01
Net Realized and Unrealized Gain (Loss) on Investments                                      1.11         0.53             1.05
                                                                                        --------     --------        ---------
Total from Investment Operations                                                            1.10         0.56             1.06
                                                                                        --------     --------        ---------
Dividends from Net Investment Income                                                          --        (0.02)              --
Distributions from Capital Gains                                                           (0.31)       (0.03)           (0.10)
                                                                                        --------     --------        ---------
Total Distributions                                                                        (0.31)       (0.05)           (0.10)
                                                                                        --------     --------        ---------
Net Asset Value End of Period                                                           $   7.26     $   6.47        $    5.96
                                                                                        ========     ========        =========
Total Return(C)                                                                            17.15%        9.38%           21.30%(B)
Net Assets End of Period (in thousands)                                                 $  8,139     $  6,741        $   3,196
Ratio of Expenses to Average Net Assets                                                     1.60%        1.60%            1.60%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                           2.55%        2.73%            6.52%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                (0.11)%       0.59%            0.26%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)      (1.06)%      (0.54)%          (4.66)%(A)
Portfolio Turnover Rate                                                                      176%          35%              69%(A)
                                                                                         Year Ended December 31,     For the Period
                                                                                        -------------------------        5/1/97
Enterprise Equity Fund (Class B)                                                            1999         1998       through 12/31/97
--------------------------------------------------------------------------------------- ------------ ------------  -----------------
Net Asset Value Beginning of Period                                                       $  6.43      $   5.94       $    5.00
                                                                                          -------      --------       ---------
Net Investment Income (Loss)                                                                (0.04)(F)        --              --
Net Realized and Unrealized Gain (Loss) on Investments                                       1.09          0.53            1.04
                                                                                          -------      --------       ---------
Total from Investment Operations                                                             1.05          0.53            1.04
                                                                                          -------      --------       ---------
Dividends from Net Investment Income                                                           --         (0.01)             --
Distributions from Capital Gains                                                            (0.31)        (0.03)          (0.10)
                                                                                          -------      --------       ---------
Total Distributions                                                                         (0.31)        (0.04)          (0.10)
                                                                                          -------      --------       ---------
Net Asset Value End of Period                                                             $  7.17      $   6.43       $    5.94
                                                                                          =======      ========       =========
Total Return(D)                                                                             16.49%         8.82%          20.80%(B)
Net Assets End of Period (in thousands)                                                   $11,431      $  8,731       $   1,820
Ratio of Expenses to Average Net Assets                                                      2.15%         2.15%           2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                            3.10%         3.29%           6.21%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                 (0.66)%        0.07%          (0.23)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)       (1.61)%       (1.07)%         (4.29)%(A)
Portfolio Turnover Rate                                                                       176%           35%             69%(A)

                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
108
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Financial Highlights -- (Continued)
                             ENTERPRISE EQUITY FUND
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                         Year Ended December 31,    For the Period
                                                                                        -------------------------       5/1/97
Enterprise Equity Fund (Class C)                                                            1999         1998      through 12/31/97
--------------------------------------------------------------------------------------- ------------ ------------ -----------------
Net Asset Value Beginning of Period                                                       $   6.44     $   5.94      $    5.00
                                                                                          --------     --------      ---------
Net Investment Income (Loss)                                                                 (0.04)(F)     0.01             --
Net Realized and Unrealized Gain (Loss) on Investments                                        1.08         0.53           1.04
                                                                                          --------     --------      ---------
Total from Investment Operations                                                              1.04         0.54           1.04
                                                                                          --------     --------      ---------
Dividends from Net Investment Income                                                            --        (0.01)            --
Distributions from Capital Gains                                                             (0.31)       (0.03)         (0.10)
                                                                                          --------     --------      ---------
Total Distributions                                                                          (0.31)       (0.04)         (0.10)
                                                                                          --------     --------      ---------
Net Asset Value End of Period                                                             $   7.17     $   6.44      $    5.94
                                                                                          ========     ========      =========
Total Return(D)                                                                              16.30%        8.98%         20.89%(B)
Net Assets End of Period (in thousands)                                                   $  2,144     $  1,504      $     283
Ratio of Expenses to Average Net Assets                                                       2.15%        2.15%          2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                             3.09%        3.28%          6.01%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                  (0.64)%       0.09%         (0.21)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)        (1.58)%      (1.03)%        (4.07)%(A)
Portfolio Turnover Rate                                                                        176%          35%            69%(A)
                                                                                                              For the Period
                                                                                             Year Ended          10/14/98
Enterprise Equity Fund (Class Y)                                                         December 31, 1999   through 12/31/98
--------------------------------------------------------------------------------------- ------------------- -----------------
Net Asset Value Beginning of Period                                                           $  6.43           $   5.86
                                                                                              -------           --------
Net Investment Income (Loss)                                                                     0.01(F)            0.01
Net Realized and Unrealized Gain (Loss) on Investments                                           1.13               0.63
                                                                                              -------           --------
Total from Investment Operations                                                                 1.14               0.64
                                                                                              -------           --------
Dividends from Net Investment Income                                                               --              (0.04)
Distributions from Capital Gains                                                                (0.31)             (0.03)
                                                                                              -------           --------
Total Distributions                                                                             (0.31)             (0.07)
                                                                                              -------           --------
Net Asset Value End of Period                                                                 $  7.26           $   6.43
                                                                                              =======           ========
Total Return                                                                                    17.89%             10.93%(B)
Net Assets End of Period (in thousands)                                                       $   161           $     57
Ratio of Expenses to Average Net Assets                                                          1.15%              1.13%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                2.15%              2.26%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                      0.21%              1.04%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)           (0.79)%            (0.11)%(A)
Portfolio Turnover Rate                                                                           176%                35%(A)

                       See notes to financial statements.
                       THE ENTERPRISE Group of Funds, Inc.
                                                                             109
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Financial Highlights
                       ENTERPRISE GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                    Year Ended December 31,   For the Period   For the Period
                                                                    -----------------------      10/1/97           7/17/97
Enterprise Growth and Income Fund (Class A)                             1999        1998     through 12/31/97  through 9/30/97
------------------------------------------------------------------- ----------- ----------- ----------------- ----------------
Net Asset Value Beginning of Period                                   $ 29.01     $ 25.19       $  25.71         $  25.05
                                                                      -------     -------       --------         --------
Net Investment Income (Loss)                                               --(F)     0.14           0.01               --
Net Realized and Unrealized Gain (Loss) on Investments                   9.57        4.00           0.04             0.66
                                                                      -------     -------       --------         --------
Total from Investment Operations                                         9.57        4.14           0.05             0.66
                                                                      -------     -------       --------         --------
Dividends from Net Investment Income                                       --      ( 0.09)        ( 0.11)              --
Distributions from Capital Gains                                       ( 0.01)     ( 0.23)        ( 0.46)              --
                                                                      -------     -------       --------         --------
Total Distributions                                                    ( 0.01)     ( 0.32)        ( 0.57)              --
                                                                      -------     -------       --------         --------
Net Asset Value End of Period                                         $ 38.57     $ 29.01       $  25.19         $  25.71
                                                                      =======     =======       ========         ========
Total Return(C)                                                         32.97%      16.50%          0.20%(B)         2.63%(B)
Net Assets End of Period (in thousands)                               $65,759     $16,664       $  4,032         $  1,109
Ratio of Expenses to Average Net Assets                                  1.50%       1.50%          1.50%(A)         1.50%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)        1.64%       1.93%          2.11%(A)         4.47%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets              0.00%       0.41%          0.56%(A)         0.07%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                             ( 0.15)%    ( 0.03)%       ( 0.04)%(A)      ( 2.90)%(A)
Portfolio Turnover Rate                                                     3%          5%             1%(A)           16%(A)
                                                                     Year Ended December 31,    For the Period   For the Period
                                                                    -------------------------      10/1/97           7/17/97
Enterprise Growth and Income Fund (Class B)                             1999         1998      through 12/31/97  through 9/30/97
------------------------------------------------------------------- ------------ ------------ ----------------- ----------------
Net Asset Value Beginning of Period                                   $ 28.90      $ 25.15        $  25.68         $  25.05
                                                                      -------      -------        --------         --------
Net Investment Income (Loss)                                           ( 0.18)(F)     0.05          ( 0.01)          ( 0.01)
Net Realized and Unrealized Gain (Loss) on Investments                   9.49         3.95            0.03             0.64
                                                                      -------      -------        --------         --------
Total from Investment Operations                                         9.31         4.00            0.02             0.63
                                                                      -------      -------        --------         --------
Dividends from Net Investment Income                                       --       ( 0.02)         ( 0.09)              --
Distributions from Capital Gains                                       ( 0.01)      ( 0.23)         ( 0.46)              --
                                                                      -------      -------        --------         --------
Total Distributions                                                    ( 0.01)      ( 0.25)         ( 0.55)              --
                                                                      -------      -------        --------         --------
Net Asset Value End of Period                                         $ 38.20      $ 28.90        $  25.15         $  25.68
                                                                      =======      =======        ========         ========
Total Return(D)                                                         32.20%       15.95%           0.07%(B)         2.51%(B)
Net Assets End of Period (in thousands)                               $74,597      $21,891        $  3,257         $    992
Ratio of Expenses to Average Net Assets                                  2.05%        2.05%           2.05%(A)         2.05%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)        2.19%        2.48%           2.66%(A)         4.59%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets            ( 0.56)%     ( 0.17)%        ( 0.02)%(A)      ( 0.34)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                             ( 0.70)%     ( 0.60)%        ( 0.63)%(A)      ( 2.87)%(A)
Portfolio Turnover Rate                                                     3%           5%              1%(A)           16%(A)

                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
110
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Financial Highlights -- (Continued)
                       ENTERPRISE GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                    Year Ended December 31,    For the Period   For the Period
                                                                    ------------------------      10/1/97           7/17/97
Enterprise Growth and Income Fund (Class C)                             1999         1998     through 12/31/97  through 9/30/97
------------------------------------------------------------------- ------------ ----------- ----------------- ----------------
Net Asset Value Beginning of Period                                   $ 28.91      $ 25.15       $  25.68         $  25.05
                                                                      -------      -------       --------         --------
Net Investment Income (Loss)                                           ( 0.19)(F)     0.06         ( 0.02)          ( 0.01)
Net Realized and Unrealized Gain (Loss) on Investments                   9.53         3.94           0.05             0.64
                                                                      -------      -------       --------         --------
Total from Investment Operations                                         9.34         4.00           0.03             0.63
                                                                      -------      -------       --------         --------
Dividends from Net Investment Income                                       --       ( 0.01)        ( 0.10)              --
Distributions from Capital Gains                                       ( 0.01)      ( 0.23)        ( 0.46)              --
                                                                      -------      -------       --------         --------
Total Distributions                                                    ( 0.01)      ( 0.24)        ( 0.56)              --
                                                                      -------      -------       --------         --------
Net Asset Value End of Period                                         $ 38.24      $ 28.91       $  25.15         $  25.68
                                                                      =======      =======       ========         ========
Total Return(D)                                                         32.29%       15.95%          0.10%(B)         2.51%(B)
Net Assets End of Period (in thousands)                               $13,710      $ 4,654       $    561         $     99
Ratio of Expenses to Average Net Assets                                  2.05%        2.05%          2.05%(A)         2.05%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)        2.20%        2.49%          2.64%(A)         4.60%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets            ( 0.58)%     ( 0.16)%         0.03%(A)       ( 0.39)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                             ( 0.72)%     ( 0.60)%       ( 0.56)%(A)      ( 2.94)%(A)
Portfolio Turnover Rate                                                     3%           5%             1%(A)           16%(A)
                                                      Year Ended December 31,   For the Period       Year        Year        Year
                                                      -----------------------       10/1/97         Ended       Ended       Ended
Enterprise Growth and Income Fund (Class Y)               1999        1998     through 12/31/97    9/30/97     9/30/96     9/30/95
----------------------------------------------------- ----------- -----------  ----------------- ----------- ----------- -----------
                                                                               C>
Net Asset Value Beginning of Period                     $ 29.13     $ 25.24        $ 25.73         $ 20.11    $ 16.69     $ 12.72
                                                        -------     -------        -------         -------    -------     -------
Net Investment Income (Loss)                             0.14(F)      0.29            0.06            0.35       0.21        0.13
Net Realized and Unrealized Gain (Loss) on
 Investments                                              9.65        4.00            0.02            6.18       3.45        4.22
                                                        -------     -------        -------         -------    -------     -------
Total from Investment Operations                          9.79        4.29            0.08            6.53       3.66        4.35
                                                        -------     -------        -------         -------    -------     -------
Dividends from Net Investment Income                         --      ( 0.17)        ( 0.11)         ( 0.20)     ( 0.24)     ( 0.16)
Distributions from Capital Gains                         ( 0.01)     ( 0.23)        ( 0.46)         ( 0.71)         --      ( 0.22)
                                                        -------     -------        -------         -------    --------    --------
Total Distributions                                      ( 0.01)     ( 0.40)        ( 0.57)         ( 0.91)     ( 0.24)     ( 0.38)
                                                        -------     -------        -------         -------    --------    --------
Net Asset Value End of Period                           $ 38.91     $ 29.13        $ 25.24         $ 25.73    $ 20.11     $ 16.69
                                                        =======     =======        =======         =======    ========    ========
Total Return                                              33.59%      17.08%          0.31%(B)       33.55%      22.21%      35.24%
Net Assets End of Period (in thousands)                 $17,116     $18,310        $15,542         $15,428    $  8,865    $  5,657
Ratio of Expenses to Average Net Assets                    1.05%       1.05%          1.05%(A)        0.99%       0.97%       0.90%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                            1.18%       1.48%          1.68%(A)        2.20%       2.05%       2.20%
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                    0.41%       0.89%          0.96%(A)        0.88%       1.23%       1.52%
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Reimbursement)                          0.29%       0.45%          0.33%(A)      ( 0.33)%      0.15%       0.22%
Portfolio Turnover Rate                                       3%          5%             1%(A)          16%         18%         25%

                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
                                                                             111
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Financial Highlights
                         ENTERPRISE EQUITY INCOME FUND
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                 Year Ended December 31,
                                                              -------------------------------------------------------------
Enterprise Equity Income Fund (Class A)                           1999         1998         1997        1996        1995
------------------------------------------------------------- ------------ ------------ ----------- ----------- -----------
Net Asset Value Beginning of Period                             $ 26.89      $ 26.42      $ 22.44     $ 20.73     $ 16.43
                                                                -------      -------      -------     -------     -------
Net Investment Income (Loss)                                       0.22(F)      0.36        0.17        0.41        0.45
Net Realized and Unrealized Gain (Loss) on Investments             1.69         2.52        5.95        3.27        5.00
                                                                -------      -------      -------     -------     -------
Total from Investment Operations                                   1.91         2.88        6.12        3.68        5.45
                                                                -------      -------      -------     -------     -------
Dividends from Net Investment Income                              ( 0.20)      ( 0.35)     ( 0.15)     ( 0.40)     ( 0.45)
Distributions from Capital Gains                                  ( 1.12)      ( 2.06)     ( 1.99)     ( 1.57)     ( 0.70)
                                                                --------     --------     -------     -------     -------
Total Distributions                                               ( 1.32)      ( 2.41)     ( 2.14)     ( 1.97)     ( 1.15)
                                                                --------     --------     -------     -------     -------
Net Asset Value End of Period                                   $ 27.48      $ 26.89      $ 26.42     $ 22.44     $ 20.73
                                                                ========     ========     =======     =======     =======
Total Return(C)                                                     7.20%       11.13%      28.08%      17.86%      33.40%
Net Assets End of Period (in thousands)                         $111,395     $111,275     $97,932     $72,647     $61,906
Ratio of Expenses to Average Net Assets                             1.50%        1.50%       1.50%       1.50%       1.50%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                     1.51%        1.58%       1.62%       1.68%       1.78%
Ratio of Net Investment Income (Loss) to Average Net Assets         0.76%        1.32%       1.35%       1.87%       2.33%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                          0.74%        1.25%       1.23%       1.69%       2.06%
Portfolio Turnover Rate                                               32%          31%         33%         33%         26%
                                                                          Year Ended December 31,               For the Period
                                                              -----------------------------------------------       5/1/95
Enterprise Equity Income Fund (Class B)                           1999        1998        1997        1996     through 12/31/95
------------------------------------------------------------- ----------- ----------- ----------- ----------- -----------------
Net Asset Value Beginning of Period                             $ 26.57     $ 26.17     $ 22.30    $ 20.67         $ 18.12
                                                                -------     -------     -------    -------         -------
Net Investment Income (Loss)                                       0.06(F)    0.20        0.12        0.24            0.29
Net Realized and Unrealized Gain (Loss) on Investments            1.65        2.49        5.83        3.30            3.40
                                                                -------     -------     -------    -------         -------
Total from Investment Operations                                  1.71        2.69        5.95        3.54            3.69
                                                                -------     -------     -------    -------         -------
Dividends from Net Investment Income                             ( 0.06)     ( 0.23)     ( 0.09)     ( 0.34)        ( 0.44)
Distributions from Capital Gains                                 ( 1.12)     ( 2.06)     ( 1.99)     ( 1.57)        ( 0.70)
                                                                -------     -------     -------    --------        -------
Total Distributions                                              ( 1.18)     ( 2.29)     ( 2.08)     ( 1.91)        ( 1.14)
                                                                -------     -------     -------    --------        -------
Net Asset Value End of Period                                   $ 27.10     $ 26.57     $ 26.17    $ 22.30         $ 20.67
                                                                =======     =======     =======    ========        =======
Total Return(D)                                                    6.55%      10.49%      27.35%      17.22%         20.57%(B)
Net Assets End of Period (in thousands)                         $44,574     $33,807     $19,055    $  5,615        $ 1,086
Ratio of Expenses to Average Net Assets                            2.05%       2.05%       2.05%       2.05%          2.05%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                    2.07%       2.13%       2.17%       2.23%          2.23%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets        0.20%       0.78%       0.77%       1.32%          1.56%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                         0.18%       0.71%       0.65%       1.14%          1.33%(A)
Portfolio Turnover Rate                                              32%         31%         33%         33%            26%(A)

                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
112
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Financial Highlights -- (Continued)
                         ENTERPRISE EQUITY INCOME FUND
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                        Year Ended December 31,  For the Period From
                                                                        -----------------------        5/1/97
Enterprise Equity Income Fund (Class C)                                     1999        1998      through 12/31/97
----------------------------------------------------------------------- ----------- ----------- --------------------
Net Asset Value Beginning of Period                                      $ 26.70     $ 26.31          $ 24.26
                                                                         -------     -------          -------
Net Investment Income (Loss)                                                0.06(F)     0.21             0.04
Net Realized and Unrealized Gain (Loss) on Investments                      1.69        2.49             4.14
                                                                         -------     -------          -------
Total from Investment Operations                                            1.75        2.70             4.18
                                                                         -------     -------          -------
Dividends from Net Investment Income                                       ( 0.07)     ( 0.25)         ( 0.14)
Distributions from Capital Gains                                           ( 1.12)     ( 2.06)         ( 1.99)
                                                                         --------    --------         -------
Total Distributions                                                        ( 1.19)     ( 2.31)         ( 2.13)
                                                                         --------    --------         -------
Net Asset Value End of Period                                            $ 27.26     $ 26.70          $ 26.31
                                                                         ========    ========         =======
Total Return(D)                                                              6.64%      10.47%          18.21%(B)
Net Assets End of Period (in thousands)                                  $  9,338    $  5,639         $ 1,857
Ratio of Expenses to Average Net Assets                                      2.05%       2.05%           2.05%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            2.07%       2.13%           2.20%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                  0.20%       0.81%           0.69%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              0.18%       0.73%           0.54%(A)
Portfolio Turnover Rate                                                        32%         31%             33%(A)
                                                                                                              For the Period
                                                                                             Year Ended          1/22/98
Enterprise Equity Income Fund (Class Y)                                                  December 31, 1999   through 12/31/98
--------------------------------------------------------------------------------------- ------------------- -----------------
Net Asset Value Beginning of Period                                                          $ 26.87             $ 26.25
                                                                                             -------             -------
Net Investment Income (Loss)                                                                    0.34(F)             0.47
Net Realized and Unrealized Gain (Loss) on Investments                                          1.70                2.69
                                                                                             -------             -------
Total from Investment Operations                                                                2.04                3.16
                                                                                             -------             -------
Dividends from Net Investment Income                                                           ( 0.33)            ( 0.48)
Distributions from Capital Gains                                                               ( 1.12)            ( 2.06)
                                                                                             --------            -------
Total Distributions                                                                            ( 1.45)            ( 2.54)
                                                                                             --------            -------
Net Asset Value End of Period                                                                $ 27.46             $ 26.87
                                                                                             ========            =======
Total Return                                                                                     7.69%             12.26%(B)
Net Assets End of Period (in thousands)                                                      $    153            $   112
Ratio of Expenses to Average Net Assets                                                          1.05%              1.05%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                1.07%              1.13%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                      1.20%              1.79%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)            1.18%              1.72%(A)
Portfolio Turnover Rate                                                                            32%                31%(A)

                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
                                                                             113
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Financial Highlights
                      ENTERPRISE INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                            Year Ended December 31,
                                                                        ------------------------------------------------------------
Enterprise International Growth Fund (Class A)                              1999         1998        1997        1996        1995
----------------------------------------------------------------------- ------------ ----------- ----------- ----------- -----------
Net Asset Value Beginning of Period                                       $ 18.89      $ 16.71     $ 17.10     $ 16.08     $ 14.70
                                                                          -------      -------     -------     -------     -------
Net Investment Income (Loss)                                               ( 0.11)(F)    0.06        0.08        0.10        0.11
Net Realized and Unrealized Gain (Loss) on Investments                       7.37        2.32        0.73        1.88        2.12
                                                                          -------      -------     -------     -------     -------
Total from Investment Operations                                             7.26        2.38        0.81        1.98        2.23
                                                                          -------      -------     -------     -------     -------
Dividends from Net Investment Income                                       ( 0.16)      ( 0.05)     ( 0.07)     ( 0.09)     ( 0.09)
Distributions from Capital Gains                                           ( 2.18)      ( 0.15)     ( 1.13)     ( 0.87)     ( 0.76)
                                                                          -------      -------     -------     -------     -------
Total Distributions                                                        ( 2.34)      ( 0.20)     ( 1.20)     ( 0.96)     ( 0.85)
                                                                          -------      -------     -------     -------     -------
Net Asset Value End of Period                                             $ 23.81      $ 18.89     $ 16.71     $ 17.10     $ 16.08
                                                                          =======      =======     =======     =======     =======
Total Return(C)                                                             39.76%       14.28%       4.75%      12.32%      15.17%
Net Assets End of Period (in thousands)                                   $55,426      $41,458     $38,020     $34,837     $28,628
Ratio of Expenses to Average Net Assets                                      1.94%        2.00%       2.00%       2.00%       2.00%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            1.94%        2.11%       2.11%       2.19%       2.40%
Ratio of Net Investment Income (Loss) to Average Net Assets                ( 0.53)%       0.30%       0.50%       0.61%       0.70%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                            ( 0.53)%       0.19%       0.39%       0.42%       0.30%
Portfolio Turnover Rate                                                       131%          52%         27%         24%         31%
                                                                              Year Ended December 31,                For the Period
                                                                 -------------------------------------------------       5/1/95
Enterprise International Growth Fund (Class B)                       1999         1998         1997        1996     through 12/31/95
---------------------------------------------------------------- ------------ ------------ ----------- ----------- -----------------
Net Asset Value Beginning of Period                                $ 18.62      $ 16.53     $  16.97    $  16.02      $   14.82
                                                                   -------      -------     --------    --------      ---------
Net Investment Income (Loss)                                        ( 0.21)(F)   ( 0.04)        0.01        0.01         ( 0.02)
Net Realized and Unrealized Gain (Loss) on Investments                7.23         2.28         0.69        1.87           2.08
                                                                   -------      -------     --------    --------      ---------
Total from Investment Operations                                      7.02         2.24         0.70        1.88           2.06
                                                                   -------      -------     --------    --------      ---------
Dividends from Net Investment Income                                ( 0.06)          --       ( 0.01)     ( 0.06)        ( 0.10)
Distributions from Capital Gains                                    ( 2.18)      ( 0.15)      ( 1.13)     ( 0.87)        ( 0.76)
                                                                   -------      -------     --------    --------      ---------
Total Distributions                                                 ( 2.24)      ( 0.15)      ( 1.14)     ( 0.93)        ( 0.86)
                                                                   -------      -------     --------    --------      ---------
Net Asset Value End of Period                                      $ 23.40      $ 18.62     $  16.53    $  16.97      $   16.02
                                                                   =======      =======     ========    ========      =========
Total Return(D)                                                      39.02%       13.57%        4.17%      11.72%         13.88%(B)
Net Assets End of Period (in thousands)                            $23,475      $16,008     $  9,878    $  4,276      $   1,094
Ratio of Expenses to Average Net Assets                               2.48%        2.55%        2.55%       2.55%          2.55%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)     2.48%        2.66%        2.67%       2.75%          2.75%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets         ( 1.10)%     ( 0.28)%     ( 0.06)%      0.09%        ( 0.65)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                          ( 1.10)%     ( 0.39)%     ( 0.18)%    ( 0.11)%       ( 0.85)%(A)
Portfolio Turnover Rate                                                131%          52%          27%         24%            31%(A)

                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
114
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Financial Highlights -- (Continued)
                      ENTERPRISE INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                        Year Ended December 31,   For the Period
                                                                                        -----------------------       5/1/97
Enterprise International Growth Fund (Class C)                                              1999        1998     through 12/31/97
--------------------------------------------------------------------------------------- ----------- ----------- -----------------
Net Asset Value Beginning of Period                                                       $ 18.77     $ 16.66       $  17.51
                                                                                          -------     -------       --------
Net Investment Income (Loss)                                                               ( 0.22)(F)  ( 0.04)        ( 0.03)
Net Realized and Unrealized Gain (Loss) on Investments                                       7.29        2.31           0.39
                                                                                          -------     -------       --------
Total from Investment Operations                                                             7.07        2.27           0.36
                                                                                          -------     -------       --------
Dividends from Net Investment Income                                                       ( 0.07)     ( 0.01)        ( 0.08)
Distributions from Capital Gains                                                           ( 2.18)     ( 0.15)        ( 1.13)
                                                                                          -------     -------       --------
Total Distributions                                                                        ( 2.25)     ( 0.16)        ( 1.21)
                                                                                          -------     -------       --------
Net Asset Value End of Period                                                             $ 23.59     $ 18.77       $  16.66
                                                                                          =======     =======       ========
Total Return(D)                                                                             38.95%      13.64%          2.07%(B)
Net Assets End of Period (in thousands)                                                   $ 5,771     $ 3,498       $  1,113
Ratio of Expenses to Average Net Assets                                                      2.48%       2.55%          2.55%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                            2.48%       2.67%          2.75%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                ( 1.12)%    ( 0.35)%       ( 0.51)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)      ( 1.12)%    ( 0.47)%       ( 0.71)%(A)
Portfolio Turnover Rate                                                                       131%         52%            27%(A)
                                                                               Year Ended December 31,               For the Period
                                                                  ------------------------------------------------       7/5/95
Enterprise International Growth Fund (Class Y)                        1999         1998        1997        1996     through 12/31/95
----------------------------------------------------------------- ------------ ----------- ----------- ----------- -----------------
Net Asset Value Beginning of Period                                 $ 18.88      $ 16.71     $ 17.10    $ 16.07        $  14.93
                                                                    -------      -------     -------    -------        --------
Net Investment Income (Loss)                                         ( 0.03)(F)    0.14        0.17        0.14            0.02
Net Realized and Unrealized Gain (Loss) on Investments                 7.40        2.32        0.72        1.92            2.02
                                                                    -------      -------     -------    -------        --------
Total from Investment Operations                                       7.37        2.46        0.89        2.06            2.04
                                                                    -------      -------     -------    -------        --------
Dividends from Net Investment Income                                 ( 0.25)      ( 0.14)     ( 0.15)     ( 0.16)        ( 0.14)
Distributions from Capital Gains                                     ( 2.18)      ( 0.15)     ( 1.13)     ( 0.87)        ( 0.76)
                                                                    -------      -------     -------    --------       --------
Total Distributions                                                  ( 2.43)      ( 0.29)     ( 1.28)     ( 1.03)        ( 0.90)
                                                                    -------      -------     -------    --------       --------
Net Asset Value End of Period                                       $ 23.82      $ 18.88     $ 16.71    $ 17.10        $  16.07
                                                                    =======      =======     =======    ========       ========
Total Return                                                          40.39%       14.73%       5.21%      12.86%         13.65%(B)
Net Assets End of Period (in thousands)                             $20,738      $13,379     $10,986    $  8,828       $  3,109
Ratio of Expenses to Average Net Assets                                1.48%        1.55%       1.55%       1.55%          1.55%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)      1.48%        1.66%       1.66%       1.75%          1.75%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets          ( 0.14)%       0.75%       0.95%       1.03%          0.26%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                           ( 0.14)%       0.64%       0.84%       0.84%          0.05%(A)
Portfolio Turnover Rate                                                 131%          52%         27%         24%            31%(A)

                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
                                                                             115
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Financial Highlights
                           ENTERPRISE INTERNET FUND
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                          For the Period
                                                                                              7/1/99
Enterprise Internet Fund (Class A)                                                       through 12/31/99
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                  ( 0.12)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         22.19
                                                                                           ---------
Total from Investment Operations                                                               22.07
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                              ( 0.35)
                                                                                           ---------
Total Distributions                                                                           ( 0.35)
                                                                                           ---------
Net Asset Value End of Period                                                              $   31.72
                                                                                           =========
Total Return(C)                                                                               220.79%(B)
Net Assets End of Period (in thousands)                                                    $ 119,283
Ratio of Expenses to Average Net Assets                                                         1.90%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               2.04%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                   ( 1.28)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         ( 1.42)%(A)
Portfolio Turnover Rate                                                                           31%
                                                                                          For the Period
                                                                                              7/1/99
Enterprise Internet Fund (Class B)                                                       through 12/31/99
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                  ( 0.18)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         22.18
                                                                                           ---------
Total from Investment Operations                                                               22.00
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                              ( 0.35)
                                                                                           ---------
Total Distributions                                                                           ( 0.35)
                                                                                           ---------
Net Asset Value End of Period                                                              $   31.65
                                                                                           =========
Total Return(D)                                                                               220.09%(B)
Net Assets End of Period (in thousands)                                                    $ 107,176
Ratio of Expenses to Average Net Assets                                                         2.45%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               2.56%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                   ( 1.85)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         ( 1.96)%(A)
Portfolio Turnover Rate                                                                           31%

                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
116
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Financial Highlights -- (Continued)
                           ENTERPRISE INTERNET FUND
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                          For the Period
                                                                                              7/1/99
Enterprise Internet Fund (Class C)                                                       through 12/31/99
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                  ( 0.17)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         22.17
                                                                                           ---------
Total from Investment Operations                                                               22.00
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                              ( 0.35)
                                                                                           ---------
Total Distributions                                                                           ( 0.35)
                                                                                           ---------
Net Asset Value End of Period                                                              $   31.65
                                                                                           =========
Total Return(D)                                                                               220.09%(B)
Net Assets End of Period (in thousands)                                                    $  35,448
Ratio of Expenses to Average Net Assets                                                         2.45%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               2.57%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                   ( 1.84)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         ( 1.96)%(A)
Portfolio Turnover Rate                                                                           31%
                                                                                          For the Period
                                                                                              7/1/99
Enterprise Internet Fund (Class Y)                                                       through 12/31/99
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                  ( 0.06)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         22.23
                                                                                           ---------
Total from Investment Operations                                                               22.17
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                              ( 0.35)
                                                                                           ---------
Total Distributions                                                                           ( 0.35)
                                                                                           ---------
Net Asset Value End of Period                                                              $   31.82
                                                                                           =========
Total Return                                                                                  221.79%(B)
Net Assets End of Period (in thousands)                                                    $   1,381
Ratio of Expenses to Average Net Assets                                                         1.45%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               1.79%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                   ( 0.68)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         ( 1.02)%(A)
Portfolio Turnover Rate                                                                           31%

                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
                                                                             117
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Financial Highlights
                   ENTERPRISE GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                                              For the Period
                                                                                             Year Ended          10/1/98
Enterprise Global Financial Services Fund (Class A)                                      December 31, 1999   through 12/31/98
--------------------------------------------------------------------------------------- ------------------- -----------------
Net Asset Value Beginning of Period                                                           $  6.05           $   5.00
                                                                                              -------           --------
Net Investment Income (Loss)                                                                     0.06(F)            0.01
Net Realized and Unrealized Gain (Loss) on Investments                                          (0.37)              1.04
                                                                                              -------           --------
Total from Investment Operations                                                                (0.31)              1.05
                                                                                              -------           --------
Dividends from Net Investment Income                                                            (0.04)                --
Distributions from Capital Gains                                                                (0.12)                --
                                                                                              -------           --------
Total Distributions                                                                             (0.16)                --
                                                                                              -------           --------
Net Asset Value End of Period                                                                 $  5.58           $   6.05
                                                                                              =======           ========
Total Return(C)                                                                                 (5.01)%            21.00%(B)
Net Assets End of Period (in thousands)                                                       $ 5,179           $  1,426
Ratio of Expenses to Average Net Assets                                                          1.75%              1.75%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                2.92%              6.58%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                      1.00%              0.16%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)           (0.17)%            (4.68)%(A)
Portfolio Turnover Rate                                                                            16%                 2%
                                                                                                              For the Period
                                                                                             Year Ended          10/1/98
Enterprise Global Financial Services Fund (Class B)                                      December 31, 1999   through 12/31/98
--------------------------------------------------------------------------------------- ------------------- -----------------
Net Asset Value Beginning of Period                                                           $  6.03           $   5.00
                                                                                              -------           --------
Net Investment Income (Loss)                                                                     0.03(F)            0.01
Net Realized and Unrealized Gain (Loss) on Investments                                          (0.37)              1.02
                                                                                              -------           --------
Total from Investment Operations                                                                (0.34)              1.03
                                                                                              -------           --------
Dividends from Net Investment Income                                                            (0.02)                --
Distributions from Capital Gains                                                                (0.12)                --
                                                                                              -------           --------
Total Distributions                                                                             (0.14)                --
                                                                                              -------           --------
Net Asset Value End of Period                                                                 $  5.55           $   6.03
                                                                                              =======           ========
Total Return(D)                                                                                 (5.50)%            20.60%(B)
Net Assets End of Period (in thousands)                                                       $ 4,661           $  1,023
Ratio of Expenses to Average Net Assets                                                          2.30%              2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                3.49%              7.50%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                      0.44%             (0.49)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)           (0.75)%            (5.69)%(A)
Portfolio Turnover Rate                                                                            16%                 2%

                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
118
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Financial Highlights -- (Continued)
                   ENTERPRISE GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                                              For the Period
                                                                                             Year Ended          10/1/98
Enterprise Global Financial Services Fund (Class C)                                      December 31, 1999   through 12/31/98
--------------------------------------------------------------------------------------- ------------------- -----------------
Net Asset Value Beginning of Period                                                           $  6.03           $   5.00
                                                                                              -------           --------
Net Investment Income (Loss)                                                                     0.02(F)            0.01
Net Realized and Unrealized Gain (Loss) on Investments                                          (0.34)              1.02
                                                                                              -------           --------
Total from Investment Operations                                                                (0.32)              1.03
                                                                                              -------           --------
Dividends from Net Investment Income                                                            (0.03)                --
Distributions from Capital Gains                                                                (0.12)                --
                                                                                              -------           --------
Total Distributions                                                                             (0.15)                --
                                                                                              -------           --------
Net Asset Value End of Period                                                                 $  5.56           $   6.03
                                                                                              =======           ========
Total Return(D)                                                                                 (5.31)%            20.60%(B)
Net Assets End of Period (in thousands)                                                       $   718           $    218
Ratio of Expenses to Average Net Assets                                                          2.30%              2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                3.50%              6.42%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                      0.39%             (0.33)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)           (0.81)%            (4.45)%(A)
Portfolio Turnover Rate                                                                            16%                 2%
                                                                                                              For the Period
                                                                                             Year Ended          10/1/98
Enterprise Global Financial Services Fund (Class Y)                                      December 31, 1999   through 12/31/98
--------------------------------------------------------------------------------------- ------------------- -----------------
Net Asset Value Beginning of Period                                                           $  6.05           $   5.00
                                                                                              -------           --------
Net Investment Income (Loss)                                                                     0.10(F)            0.01
Net Realized and Unrealized Gain (Loss) on Investments                                          (0.38)              1.04
                                                                                              -------           --------
Total from Investment Operations                                                                (0.28)              1.05
                                                                                              -------           --------
Dividends from Net Investment Income                                                            (0.06)                --
Distributions from Capital Gains                                                                (0.12)                --
                                                                                              -------           --------
Total Distributions                                                                             (0.18)                --
                                                                                              -------           --------
Net Asset Value End of Period                                                                 $  5.59           $   6.05
                                                                                              =======           ========
Total Return                                                                                    (4.51)%            21.00%(B)
Net Assets End of Period (in thousands)                                                       $ 5,477           $  5,697
Ratio of Expenses to Average Net Assets                                                          1.30%              1.30%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                2.57%              5.09%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                      1.63%              0.61%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)            0.36%             (3.18)%(A)
Portfolio Turnover Rate                                                                            16%                 2%

                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
                                                                             119
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Financial Highlights
                            ENTERPRISE MANAGED FUND
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                   Year Ended December 31,
                                                                  ------------------------- ------------------------------------
Enterprise Managed Fund (Class A)                                     1999         1998         1997         1996        1995
----------------------------------------------------------------- ------------ ------------ ------------ ------------ ----------
Net Asset Value Beginning of Period                                 $  9.26      $  9.25      $  7.97      $  6.70     $ 4.91
                                                                    -------      -------      -------      -------     -------
Net Investment Income (Loss)                                           0.06(F)      0.06         0.04         0.06       0.04
Net Realized and Unrealized Gain (Loss) on Investments                 0.61         0.58         1.64         1.41       1.81
                                                                    -------      -------      -------      -------     -------
Total from Investment Operations                                       0.67         0.64         1.68         1.47       1.85
                                                                    -------      -------      -------      -------     -------
Dividends from Net Investment Income                                   (0.06)       (0.05)       (0.04)       (0.06)     (0.03)
Distributions from Capital Gains                                       (0.81)       (0.58)       (0.36)       (0.14)     (0.03)
                                                                    --------     --------     --------     --------    -------
Total Distributions                                                    (0.87)       (0.63)       (0.40)       (0.20)     (0.06)
                                                                    --------     --------     --------     --------    -------
Net Asset Value End of Period                                       $  9.06      $  9.26      $  9.25      $  7.97     $ 6.70
                                                                    ========     ========     ========     ========    =======
Total Return(C)                                                         7.40%        7.05%       21.05%       22.08%     37.69%
Net Assets End of Period (in thousands)                             $144,519     $175,084     $156,608     $101,022    $47,839
Ratio of Expenses to Average Net Assets                                 1.48%        1.50%        1.49%        1.57%      1.75%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)       1.48%        1.50%        1.49%        1.57%      1.90%
Ratio of Net Investment Income (Loss) to Average Net Assets             0.60%        0.57%        0.47%        1.12%      1.09%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                              0.60%        0.57%        0.47%        1.12%      0.94%
Portfolio Turnover Rate                                                   95%          43%          28%          33%        26%
                                                                           Year Ended December 31,                For the Period
                                                             ---------------------------------------------------      5/1/95
Enterprise Managed Fund (Class B)                                1999         1998          1997         1996     through 12/31/95
------------------------------------------------------------ ------------ ------------ ------------- ----------- -----------------
Net Asset Value Beginning of Period                            $  9.17      $  9.19       $  7.93      $ 6.68         $  5.68
                                                               -------      -------       -------      ------         -------
Net Investment Income (Loss)                                     0.00(F),(G)     --        (0.01)       0.02            0.01
Net Realized and Unrealized Gain (Loss) on Investments           0.61          0.57          1.63        1.41            1.05
                                                             ---------      --------      -------      ------         -------
Total from Investment Operations                                 0.61          0.57          1.62        1.43            1.06
                                                             ---------      --------      -------      ------         -------
Dividends from Net Investment Income                             (0.01)        (0.01)          --        (0.04)         (0.03)
Distributions from Capital Gains                                 (0.81)        (0.58)       (0.36)       (0.14)         (0.03)
                                                             ---------      --------      -------      -------        -------
Total Distributions                                              (0.82)        (0.59)       (0.36)       (0.18)         (0.06)
                                                             ---------      --------      -------      -------        -------
Net Asset Value End of Period                                 $  8.96       $  9.17       $  9.19      $ 7.93         $  6.68
                                                             =========      ========      =======      =======        =======
Total Return(D)                                                   6.75%         6.31%       20.45%       21.50%         18.38%(B)
Net Assets End of Period (in thousands)                       $149,098      $161,552      $110,213     $57,037        $16,792
Ratio of Expenses to Average Net Assets                           2.03%         2.05%        2.04%        2.13%          2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                   2.03%         2.05%        2.04%        2.13%          2.45%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets       0.04%         0.02%       (0.09)%       0.52%          0.31%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                        0.04%         0.02%       (0.09)%       0.52%          0.14%(A)
Portfolio Turnover Rate                                             95%           43%          28%          33%            26%(A)

                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
120
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Financial Highlights -- (Continued)
                            ENTERPRISE MANAGED FUND
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                        Year Ended December 31,    For the Period
                                                                                        ------------------------       5/1/97
Enterprise Managed Fund (Class C)                                                           1999         1998     through 12/31/97
--------------------------------------------------------------------------------------- ------------ ----------- -----------------
Net Asset Value Beginning of Period                                                     $ 9.09         $ 9.21       $    8.24
                                                                                        ------         ------       ---------
Net Investment Income (Loss)                                                             0.00(F),(G)    (0.01)            --
Net Realized and Unrealized Gain (Loss) on Investments                                   0.68            0.49            1.38
                                                                                        ------         -------      ---------
Total from Investment Operations                                                         0.68            0.48            1.38
                                                                                        ------         -------      ---------
Dividends from Net Investment Income                                                        --           (0.02)         (0.05)
Distributions from Capital Gains                                                         (0.81)          (0.58)         (0.36)
                                                                                        ------         -------      ---------
Total Distributions                                                                      (0.81)          (0.60)         (0.41)
                                                                                        ------         -------      ---------
Net Asset Value End of Period                                                           $ 8.96         $ 9.09       $    9.21
                                                                                        ======         =======      =========
Total Return(D)                                                                           7.64%           5.36%         16.74%(B)
Net Assets End of Period (in thousands)                                                 $9,957         $11,654      $   3,614
Ratio of Expenses to Average Net Assets                                                   2.03%           2.05%          2.06%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                         2.03%           2.05%          2.06%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                               0.05%           0.02%         (0.18)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)     0.05%           0.02%         (0.18)%(A)
Portfolio Turnover Rate                                                                     95%             43%            28%(A)
                                                                                    Year Ended December 31,
                                                                        -----------------------------------------------
Enterprise Managed Fund (Class Y)                                           1999        1998        1997        1996
----------------------------------------------------------------------- ----------- ----------- ----------- -----------
Net Asset Value Beginning of Period                                       $ 9.25      $ 9.27      $ 7.98      $ 6.70
                                                                          ------      ------      ------      ------
Net Investment Income (Loss)                                               0.10F        0.10        0.08        0.09
Net Realized and Unrealized Gain (Loss) on Investments                      0.62        0.55        1.64        1.42
                                                                          ------      ------      ------      ------
Total from Investment Operations                                            0.72        0.65        1.72        1.51
                                                                          ------      ------      ------      ------
Dividends from Net Investment Income                                        (0.11)      (0.09)      (0.07)      (0.09)
Distributions from Capital Gains                                            (0.81)      (0.58)      (0.36)      (0.14)
                                                                          -------     -------     -------     -------
Total Distributions                                                         (0.92)      (0.67)      (0.43)      (0.23)
                                                                          -------     -------     -------     -------
Net Asset Value End of Period                                             $ 9.05      $ 9.25      $ 9.27      $ 7.98
                                                                          =======     =======     =======     =======
Total Return                                                                 7.94%       7.20%      21.60%      22.63%
Net Assets End of Period (in thousands)                                   $81,090     $89,084     $80,879     $57,794
Ratio of Expenses to Average Net Assets                                      1.03%       1.05%       1.04%       1.12%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            1.03%       1.05%       1.04%       1.12%
Ratio of Net Investment Income (Loss) to Average Net Assets                  1.04%       1.01%       0.92%       1.57%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              1.04%       1.01%       0.92%       1.57%
Portfolio Turnover Rate                                                        95%         43%         28%         33%
                                                                          For the Period
                                                                              7/5/95
Enterprise Managed Fund (Class Y)                                        through 12/31/95
----------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                          $  6.17
                                                                             -------
Net Investment Income (Loss)                                                    0.03
Net Realized and Unrealized Gain (Loss) on Investments                          0.57
                                                                             -------
Total from Investment Operations                                                0.60
                                                                             -------
Dividends from Net Investment Income                                           (0.04)
Distributions from Capital Gains                                               (0.03)
                                                                             -------
Total Distributions                                                            (0.07)
                                                                             -------
Net Asset Value End of Period                                                $  6.70
                                                                             =======
Total Return                                                                    9.80%(B)
Net Assets End of Period (in thousands)                                      $26,664
Ratio of Expenses to Average Net Assets                                         1.30%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)               1.41%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                     1.39%(A)
Ratio of Net Investment Income (Loss) to Average NetAssets (Excluding
 Reimbursement)                                                                 1.28%(A)
Portfolio Turnover Rate                                                           26%(A)

                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
                                                                             121
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Financial Highlights
                            ENTERPRISE BALANCED FUND
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                         For the Period
                                                                                         7/1/99 through
Enterprise Balanced Fund (Class A)                                                          12/31/99
--------------------------------------------------------------------------------------- ---------------
Net Asset Value Beginning of Period                                                        $   5.00
                                                                                           --------
Net Investment Income (Loss)                                                                   0.03(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         0.34
                                                                                           --------
Total from Investment Operations                                                               0.37
                                                                                           --------
Dividends from Net Investment Income                                                          (0.02)
Distributions from Capital Gains                                                                 --
                                                                                           --------
Total Distributions                                                                           (0.02)
                                                                                           --------
Net Asset Value End of Period                                                              $   5.35
                                                                                           ========
Total Return(C)                                                                                7.53%(B)
Net Assets End of Period (in thousands)                                                    $  4,946
Ratio of Expenses to Average Net Assets                                                        1.40%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                              4.79%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    1.33%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         (2.05)%(A)
Portfolio Turnover Rate                                                                          20%
                                                                                         For the Period
                                                                                         7/1/99 through
Enterprise Balanced Fund (Class B)                                                          12/31/99
--------------------------------------------------------------------------------------- ---------------
Net Asset Value Beginning of Period                                                        $   5.00
                                                                                           --------
Net Investment Income (Loss)                                                                   0.02(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         0.35
                                                                                           --------
Total from Investment Operations                                                               0.37
                                                                                           --------
Dividends from Net Investment Income                                                          (0.02)
Distributions from Capital Gains                                                                 --
                                                                                           --------
Total Distributions                                                                           (0.02)
                                                                                           --------
Net Asset Value End of Period                                                              $   5.35
                                                                                           ========
Total Return(D)                                                                                7.36%(B)
Net Assets End of Period (in thousands)                                                    $  4,409
Ratio of Expenses to Average Net Assets                                                        1.95%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                              4.87%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    0.79%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         (2.12)%(A)
Portfolio Turnover Rate                                                                          20%

                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
122
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Financial Highlights -- (Continued)
                            ENTERPRISE BALANCED FUND
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                         For the Period
                                                                                         7/1/99 through
Enterprise Balanced Fund (Class C)                                                          12/31/99
--------------------------------------------------------------------------------------- ---------------
Net Asset Value Beginning of Period                                                        $   5.00
                                                                                           --------
Net Investment Income (Loss)                                                                   0.02(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         0.34
                                                                                           --------
Total from Investment Operations                                                               0.36
                                                                                           --------
Dividends from Net Investment Income                                                          (0.01)
Distributions from Capital Gains                                                                 --
                                                                                           --------
Total Distributions                                                                           (0.01)
                                                                                           --------
Net Asset Value End of Period                                                              $   5.35
                                                                                           ========
Total Return(D)                                                                                7.32%(B)
Net Assets End of Period (in thousands)                                                    $    701
Ratio of Expenses to Average Net Assets                                                        1.95%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                              5.33%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    0.78%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         (2.60)%(A)
Portfolio Turnover Rate                                                                          20%
                                                                                         For the Period
                                                                                         7/1/99 through
Enterprise Balanced Fund (Class Y)                                                          12/31/99
--------------------------------------------------------------------------------------- ---------------
Net Asset Value Beginning of Period                                                        $   5.00
                                                                                           --------
Net Investment Income (Loss)                                                                   0.05(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         0.34
                                                                                           --------
Total from Investment Operations                                                               0.39
                                                                                           --------
Dividends from Net Investment Income                                                          (0.03)
Distributions from Capital Gains                                                                 --
                                                                                           --------
Total Distributions                                                                           (0.03)
                                                                                           --------
Net Asset Value End of Period                                                              $   5.36
                                                                                           ========
Total Return                                                                                   7.91%(B)
Net Assets End of Period (in thousands)                                                    $    109
Ratio of Expenses to Average Net Assets                                                        0.95%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                              6.06%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    1.74%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         (3.36)%(A)
Portfolio Turnover Rate                                                                          20%

                       See notes to financial statements.
                       THE ENTERPRISE Group of Funds, Inc.
                                                                             123
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Financial Highlights
                        ENTERPRISE HIGH-YIELD BOND FUND
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                         Year Ended December 31,
                                                                      -----------------------------------------------------------
Enterprise High-Yield Bond Fund (Class A)                                 1999        1998        1997        1996        1995
--------------------------------------------------------------------------------- ----------- ----------- ----------- -----------
Net Asset Value Beginning of Period                                     $ 11.53     $ 12.35     $ 11.84     $ 11.39     $ 10.72
                                                                        -------     -------     -------     -------     -------
Net Investment Income (Loss)                                               0.94(F)    0.94        0.99        0.94        0.99
Net Realized and Unrealized Gain (Loss) on Investments                   ( 0.53)     ( 0.66)      0.51        0.45        0.67
                                                                        -------     -------     -------     -------     -------
Total from Investment Operations                                          0.41        0.28        1.50        1.39        1.66
                                                                        -------     -------     -------     -------     -------
Dividends from Net Investment Income                                     ( 0.94)     ( 0.94)     ( 0.99)     ( 0.94)     ( 0.99)
Distributions from Capital Gains                                         ( 0.01)     ( 0.16)         --          --          --
                                                                        -------     -------     -------     -------     -------
Total Distributions                                                      ( 0.95)     ( 1.10)     ( 0.99)     ( 0.94)     ( 0.99)
                                                                        -------     -------     -------     -------     -------
Net Asset Value End of Period                                           $ 10.99     $ 11.53     $ 12.35     $ 11.84     $ 11.39
                                                                        =======     =======     =======     =======     =======
Total Return(C)                                                            3.64%       2.29%      13.18%      12.78%      16.00%
Net Assets End of Period (in thousands)                                 $64,038     $72,637     $66,422     $54,129     $52,182
Ratio of Expenses to Average Net Assets                                    1.30%       1.30%       1.30%       1.30%       1.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)          1.41%       1.44%       1.47%       1.50%       1.52%
Ratio of Net Investment Income (Loss) to Average Net Assets                8.30%       7.72%       8.20%       8.21%       8.80%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                            8.18%       7.58%       8.03%       8.01%       8.58%
Portfolio Turnover Rate                                                      84%        114%        175%        180%         89%
                                                                               Year Ended December 31,               For the Period
                                                                   -----------------------------------------------       5/1/95
Enterprise High-Yield Bond Fund (Class B)                              1999        1998        1997        1996     through 12/31/95
------------------------------------------------------------------ ----------- ----------- ----------- ----------- -----------------
Net Asset Value Beginning of Period                                  $ 11.52     $ 12.35     $ 11.84    $ 11.39        $  11.11
                                                                     -------     -------     -------    -------        --------
Net Investment Income (Loss)                                            0.88(F)     0.87        0.77        0.88            0.61
Net Realized and Unrealized Gain (Loss) on Investments                ( 0.52)     ( 0.67)      0.51        0.45            0.28
                                                                     -------     -------     -------    -------        --------
Total from Investment Operations                                       0.36        0.20        1.28        1.33            0.89
                                                                     -------     -------     -------    -------        --------
Dividends from Net Investment Income                                  ( 0.88)     ( 0.87)     ( 0.77)     ( 0.88)        ( 0.61)
Distributions from Capital Gains                                      ( 0.01)     ( 0.16)         --          --             --
                                                                     -------     -------     -------    --------       --------
Total Distributions                                                   ( 0.89)     ( 1.03)     ( 0.77)     ( 0.88)        ( 0.61)
                                                                     -------     -------     -------    --------       --------
Net Asset Value End of Period                                        $ 10.99     $ 11.52     $ 12.35    $ 11.84        $  11.39
                                                                     =======     =======     =======    ========       ========
Total Return(D)                                                         3.18%       1.64%      12.59%      12.16%          8.12%(B)
Net Assets End of Period (in thousands)                              $36,673     $35,495     $19,898    $  7,892       $  2,951
Ratio of Expenses to Average Net Assets                                 1.85%       1.85%       1.85%       1.85%          1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)       1.96%       1.99%       2.02%       2.05%          2.09%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets             7.75%       7.20%       7.51%       7.74%          7.84%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                              7.64%       7.06%       7.35%       7.55%          7.68%(A)
Portfolio Turnover Rate                                                   84%        114%        175%        180%            89%(A)

                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
124
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Financial Highlights -- (Continued)
                        ENTERPRISE HIGH-YIELD BOND FUND
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                        Year Ended December 31,   For the Period
                                                                                        -----------------------       5/1/97
Enterprise High-Yield Bond Fund (Class C)                                                   1999        1998     through 12/31/97
--------------------------------------------------------------------------------------- ----------- ----------- -----------------
Net Asset Value Beginning of Period                                                      $ 11.53     $ 12.35         $ 11.71
                                                                                         -------     -------         -------
Net Investment Income (Loss)                                                                0.88(F)     0.87            0.61
Net Realized and Unrealized Gain (Loss) on Investments                                     ( 0.53)     ( 0.66)          0.64
                                                                                         --------    --------        -------
Total from Investment Operations                                                            0.35        0.21            1.25
                                                                                         --------    --------        -------
Dividends from Net Investment Income                                                       ( 0.88)     ( 0.87)        ( 0.61)
Distributions from Capital Gains                                                           ( 0.01)     ( 0.16)            --
                                                                                         --------    --------        -------
Total Distributions                                                                        ( 0.89)     ( 1.03)        ( 0.61)
                                                                                         --------    --------        -------
Net Asset Value End of Period                                                            $ 10.99     $ 11.53         $ 12.35
                                                                                         ========    ========        =======
Total Return(D)                                                                              3.09%       1.72%         10.87%(B)
Net Assets End of Period (in thousands)                                                  $  6,841    $  5,392        $ 1,463
Ratio of Expenses to Average Net Assets                                                      1.85%       1.85%          1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                            1.96%       1.99%          2.01%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                  7.73%       7.27%          6.84%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)        7.62%       7.13%          6.68%(A)
Portfolio Turnover Rate                                                                        84%        114%           175%(A)
                                                                                        Year Ended December 31,   For the Period
                                                                                        -----------------------      7/25/97
Enterprise High-Yield Bond Fund (Class Y)                                                   1999        1998     through 12/31/97
--------------------------------------------------------------------------------------- ----------- ----------- -----------------
Net Asset Value Beginning of Period                                                      $ 11.51     $ 12.35         $ 12.17
                                                                                         -------     -------         -------
Net Investment Income (Loss)                                                                0.99(F)      0.99            0.67
Net Realized and Unrealized Gain (Loss) on Investments                                     ( 0.51)     ( 0.68)          0.18
                                                                                         --------    --------        -------
Total from Investment Operations                                                            0.48        0.31            0.85
                                                                                         --------    --------        -------
Dividends from Net Investment Income                                                       ( 0.99)     ( 0.99)        ( 0.67)
Distributions from Capital Gains                                                           ( 0.01)     ( 0.16)            --
                                                                                         --------    --------        -------
Total Distributions                                                                        ( 1.00)     ( 1.15)        ( 0.67)
                                                                                         --------    --------        -------
Net Asset Value End of Period                                                            $ 10.99     $ 11.51         $ 12.35
                                                                                         ========    ========        =======
Total Return                                                                                 4.30%       2.49%          5.24%(B)
Net Assets End of Period (in thousands)                                                  $  1,179    $  2,032        $   809
Ratio of Expenses to Average Net Assets                                                      0.85%       0.85%          0.85%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                            0.96%       1.00%          1.02%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                  8.73%       8.30%          8.26%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)        8.62%       8.16%          8.09%(A)
Portfolio Turnover Rate                                                                        84%        114%           175%(A)

                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
                                                                             125
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Financial Highlights
                     ENTERPRISE GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                         Year Ended December 31,
                                                                      ------------------------------------------------------------
Enterprise Government Securities Fund (Class A)                           1999        1998         1997        1996        1995
--------------------------------------------------------------------- ----------- -----------  ----------- ----------- -----------
Net Asset Value Beginning of Period                                     $ 12.15     $ 12.03      $ 11.80     $ 11.83     $ 10.62
                                                                        -------     -------      -------     -------     -------
Net Investment Income (Loss)                                               0.65(F)    0.68         0.73        0.74        0.76
Net Realized and Unrealized Gain (Loss) on Investments                   ( 0.58)      0.12         0.23       ( 0.03)      1.21
                                                                        -------     -------      -------     -------     -------
Total from Investment Operations                                          0.07        0.80         0.96        0.71        1.97
                                                                        -------     -------      -------     -------     -------
Dividends from Net Investment Income                                     ( 0.65)     ( 0.68)      ( 0.73)     ( 0.74)     ( 0.76)
Distributions from Capital Gains                                             --          --           --          --          --
                                                                        -------     -------      -------     -------     -------
Total Distributions                                                      ( 0.65)     ( 0.68)      ( 0.73)     ( 0.74)     ( 0.76)
                                                                        -------     -------      -------     -------     -------
Net Asset Value End of Period                                           $ 11.57     $ 12.15      $ 12.03     $ 11.80     $ 11.83
                                                                        =======     =======      =======     =======     =======
Total Return(C)                                                            0.58%       6.82%        8.39%       6.29%      19.00%
Net Assets End of Period (in thousands)                                 $73,706     $71,609      $68,639     $73,693     $86,224
Ratio of Expenses to Average Net Assets                                    1.30%       1.30%        1.30%       1.30%       1.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)          1.39%       1.38%        1.46%       1.42%       1.44%
Ratio of Net Investment Income (Loss) to Average Net Assets                5.46%       5.61%        6.16%       6.35%       6.66%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                            5.37%       5.53%        6.00%       6.23%       6.52%
Portfolio Turnover Rate                                                      11%          8%          10%          0%          0%
                                                                                    Year Ended December 31,
                                                                        -----------------------------------------------
Enterprise Government Securities Fund (Class B)                             1999        1998        1997        1996
----------------------------------------------------------------------- ----------- ----------- ----------- -----------
Net Asset Value Beginning of Period                                       $ 12.14     $ 12.02     $ 11.79    $ 11.83
                                                                          -------     -------     -------    -------
Net Investment Income (Loss)                                               0.58F        0.61        0.66        0.68
Net Realized and Unrealized Gain (Loss) on Investments                     ( 0.57)      0.12        0.23       ( 0.04)
                                                                          -------     -------     -------    --------
Total from Investment Operations                                            0.01        0.73        0.89        0.64
                                                                          -------     -------     -------    --------
Dividends from Net Investment Income                                       ( 0.58)     ( 0.61)     ( 0.66)     ( 0.68)
Distributions from Capital Gains                                               --          --          --          --
                                                                          -------     -------     -------    --------
Total Distributions                                                        ( 0.58)     ( 0.61)     ( 0.66)     ( 0.68)
                                                                          -------     -------     -------    --------
Net Asset Value End of Period                                             $ 11.57     $ 12.14     $ 12.02    $ 11.79
                                                                          =======     =======     =======    ========
Total Return(D)                                                              0.12%       6.24%       7.81%       5.61%
Net Assets End of Period (in thousands)                                   $36,876     $27,134     $12,285    $  5,683
Ratio of Expenses to Average Net Assets                                      1.85%       1.85%       1.85%       1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            1.95%       1.93%       2.01%       1.96%
Ratio of Net Investment Income (Loss) to Average Net Assets                  4.92%       5.00%       5.55%       5.79%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              4.82%       4.91%       5.39%       5.68%
Portfolio Turnover Rate                                                        11%          8%         10%          0%
                                                                          For the Period
                                                                              5/1/95
Enterprise Government Securities Fund (Class B)                          through 12/31/95
----------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                         $  11.12
                                                                            --------
Net Investment Income (Loss)                                                    0.44
Net Realized and Unrealized Gain (Loss) on Investments                          0.71
                                                                            --------
Total from Investment Operations                                                1.15
                                                                            --------
Dividends from Net Investment Income                                          ( 0.44)
Distributions from Capital Gains                                                  --
                                                                            --------
Total Distributions                                                           ( 0.44)
                                                                            --------
Net Asset Value End of Period                                               $  11.83
                                                                            ========
Total Return(D)                                                                10.47%(B)
Net Assets End of Period (in thousands)                                      $ 2,124
Ratio of Expenses to Average Net Assets                                         1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)               1.91%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                     5.64%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                                 5.58%(A)
Portfolio Turnover Rate                                                            0%(A)

                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
126
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Financial Highlights -- (Continued)
                     ENTERPRISE GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                        Year Ended December 31,   For the Period
                                                                                        -----------------------       5/1/97
Enterprise Government Securities Fund (Class C)                                             1999        1998     through 12/31/97
--------------------------------------------------------------------------------------- ----------- ----------- -----------------
Net Asset Value Beginning of Period                                                      $ 12.14     $ 12.03         $ 11.63
                                                                                         -------     -------         -------
Net Investment Income (Loss)                                                                0.58(F)     0.62            0.46
Net Realized and Unrealized Gain (Loss) on Investments                                    ( 0.57)       0.11            0.40
                                                                                         --------    -------         -------
Total from Investment Operations                                                            0.01        0.73            0.86
                                                                                         --------    -------         -------
Dividends from Net Investment Income                                                      ( 0.58)     ( 0.62)         ( 0.46)
Distributions from Capital Gains                                                               --          --             --
                                                                                         --------    --------        -------
Total Distributions                                                                        ( 0.58)     ( 0.62)        ( 0.46)
                                                                                         --------    --------        -------
Net Asset Value End of Period                                                            $  11.57     $ 12.14         $ 12.03
                                                                                         ========    ========        =======
Total Return(D)                                                                              0.12%       6.15%          7.49%(B)
Net Assets End of Period (in thousands)                                                  $  5,516    $  3,089        $   498
Ratio of Expenses to Average Net Assets                                                      1.85%       1.85%          1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                            1.95%       1.94%          2.03%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                  4.92%       4.97%          5.39%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)        4.82%       4.88%          5.21%(A)
Portfolio Turnover Rate                                                                        11%          8%            10%(A)
                                                                                        Year Ended December 31,   For the Period
                                                                                        -----------------------      7/17/97
Enterprise Government Securities Fund (Class Y)                                             1999        1998     through 12/31/97
--------------------------------------------------------------------------------------- ----------- ----------- -----------------
Net Asset Value Beginning of Period                                                      $ 12.14     $ 12.02         $ 11.87
                                                                                         -------     -------         -------
Net Investment Income (Loss)                                                                0.70(F)     0.74            0.35
Net Realized and Unrealized Gain (Loss) on Investments                                     ( 0.58)      0.12            0.15
                                                                                         --------    -------         -------
Total from Investment Operations                                                             0.12       0.86            0.50
                                                                                         --------    -------         -------
Dividends from Net Investment Income                                                       ( 0.70)     ( 0.74)        ( 0.35)
Distributions from Capital Gains                                                               --          --             --
                                                                                         --------    --------        -------
Total Distributions                                                                        ( 0.70)     ( 0.74)        ( 0.35)
                                                                                         --------    --------        -------
Net Asset Value End of Period                                                            $ 11.56     $ 12.14         $ 12.02
                                                                                         ========    ========        =======
Total Return                                                                                 1.04%       7.30%          4.02%(B)
Net Assets End of Period (in thousands)                                                  $  6,212    $  7,281        $ 7,569
Ratio of Expenses to Average Net Assets                                                      0.85%       0.85%          0.85%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                            0.94%       0.93%          1.02%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                  5.92%       6.06%          6.40%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)        5.83%       5.98%          6.23%(A)
Portfolio Turnover Rate                                                                        11%          8%            10%(A)

                       See notes to financial statements.
                       THE ENTERPRISE Group of Funds, Inc.
                                                                             127
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Financial Highlights
                       ENTERPRISE TAX-EXEMPT INCOME FUND
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                          Year Ended December 31,
                                                                       -----------------------------------------------------------
Enterprise Tax-Exempt Income Fund (Class A)                                1999        1998        1997        1996        1995
---------------------------------------------------------------------- ----------- ----------- ----------- ----------- -----------
Net Asset Value Beginning of Period                                      $ 13.84     $ 13.95     $ 13.83     $ 13.99     $ 12.80
                                                                         -------     -------     -------     -------     -------
Net Investment Income (Loss)                                                0.54(F)    0.60        0.63        0.64        0.65
Net Realized and Unrealized Gain (Loss) on Investments                    ( 0.92)      0.20        0.31       ( 0.16)      1.21
                                                                         -------     -------     -------     -------     -------
Total from Investment Operations                                          ( 0.38)      0.80        0.94        0.48        1.86
                                                                         -------     -------     -------     -------     -------
Dividends from Net Investment Income                                      ( 0.54)     ( 0.60)     ( 0.63)     ( 0.64)     ( 0.65)
Distributions from Capital Gains                                          ( 0.10)     ( 0.31)     ( 0.19)         --      ( 0.02)
                                                                         -------     -------     -------     -------     -------
Total Distributions                                                       ( 0.64)     ( 0.91)     ( 0.82)     ( 0.64)     ( 0.67)
                                                                         -------     -------     -------     -------     -------
Net Asset Value End of Period                                            $ 12.82     $ 13.84     $ 13.95     $ 13.83     $ 13.99
                                                                         =======     =======     =======     =======     =======
Total Return(C)                                                           ( 2.76)%      5.92%       6.96%       3.53%      14.85%
Net Assets End of Period (in thousands)                                  $21,703     $23,710     $23,695     $28,478     $33,626
Ratio of Expenses to Average Net Assets                                     1.10%       1.10%       1.22%       1.25%       1.25%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)           1.44%       1.40%       1.60%       1.41%       1.42%
Ratio of Net Investment Income (Loss) to Average Net Assets                 4.05%       4.30%       4.50%       4.64%       4.82%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                             3.71%       4.00%       4.12%       4.48%       4.65%
Portfolio Turnover Rate                                                      110%        100%          1%          1%          1%
                                                                                    Year Ended December 31,
                                                                        -----------------------------------------------
Enterprise Tax-Exempt Income Fund (Class B)                                 1999        1998        1997        1996
----------------------------------------------------------------------- ----------- ----------- ----------- -----------
Net Asset Value Beginning of Period                                      $  13.84    $ 13.95     $ 13.83     $ 13.99
                                                                         --------    -------     -------     -------
Net Investment Income (Loss)                                                 0.47(F)    0.53        0.55        0.56
Net Realized and Unrealized Gain (Loss) on Investments                     ( 0.92)      0.20        0.31       ( 0.16)
                                                                         --------    -------     -------     --------
Total from Investment Operations                                           ( 0.45)      0.73        0.86        0.40
                                                                         --------    -------     -------     --------
Dividends from Net Investment Income                                       ( 0.47)     ( 0.53)     ( 0.55)     ( 0.56)
Distributions from Capital Gains                                           ( 0.10)     ( 0.31)     ( 0.19)         --
                                                                         --------    --------    --------    --------
Total Distributions                                                        ( 0.57)     ( 0.84)     ( 0.74)     ( 0.56)
                                                                         --------    --------    --------    --------
Net Asset Value End of Period                                            $  12.82    $ 13.84     $ 13.95     $ 13.83
                                                                         ========    ========    ========    ========
Total Return(D)                                                            ( 3.29)%      5.33%       6.36%       2.96%
Net Assets End of Period (in thousands)                                  $  5,640    $  4,451    $  2,883    $  2,037
Ratio of Expenses to Average Net Assets                                      1.65%       1.65%       1.76%       1.80%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            1.99%       1.96%       2.16%       1.96%
Ratio of Net Investment Income (Loss) to Average Net Assets                  3.51%       3.71%       3.94%       4.07%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              3.16%       3.41%       3.54%       3.92%
Portfolio Turnover Rate                                                       110%        100%          1%          1%
                                                                          For the Period
                                                                              5/1/95
Enterprise Tax-Exempt Income Fund (Class B)                              through 12/31/95
----------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                         $  13.44
                                                                            --------
Net Investment Income (Loss)                                                    0.38
Net Realized and Unrealized Gain (Loss) on Investments                          0.57
                                                                            --------
Total from Investment Operations                                                0.95
                                                                            --------
Dividends from Net Investment Income                                          ( 0.38)
Distributions from Capital Gains                                              ( 0.02)
                                                                            --------
Total Distributions                                                           ( 0.40)
                                                                            --------
Net Asset Value End of Period                                               $  13.99
                                                                            ========
Total Return(D)                                                                 7.18%(B)
Net Assets End of Period (in thousands)                                        $ 912
Ratio of Expenses to Average Net Assets                                         1.80%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)               1.98%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                     4.08%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                                 3.94%(A)
Portfolio Turnover Rate                                                            1%(A)

                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
128
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Financial Highlights -- (Continued)
                       ENTERPRISE TAX-EXEMPT INCOME FUND
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                        Year Ended December 31,   For the Period
                                                                                        -----------------------       5/1/97
Enterprise Tax-Exempt Income Fund (Class C)                                                 1999        1998     through 12/31/97
--------------------------------------------------------------------------------------- ----------- ----------- -----------------
Net Asset Value Beginning of Period                                                       $ 13.84    $ 13.95         $ 13.68
                                                                                          -------    -------         -------
Net Investment Income (Loss)                                                                 0.47(F)    0.53            0.36
Net Realized and Unrealized Gain (Loss) on Investments                                     ( 0.92)      0.20            0.46
                                                                                          -------    -------         -------
Total from Investment Operations                                                           ( 0.45)      0.73            0.82
                                                                                          -------    -------         -------
Dividends from Net Investment Income                                                       ( 0.47)     ( 0.53)        ( 0.36)
Distributions from Capital Gains                                                           ( 0.10)     ( 0.31)        ( 0.19)
                                                                                          -------    --------        -------
Total Distributions                                                                        ( 0.57)     ( 0.84)        ( 0.55)
                                                                                          -------    --------        -------
Net Asset Value End of Period                                                             $ 12.82    $ 13.84         $ 13.95
                                                                                          =======    ========        =======
Total Return(D)                                                                            ( 3.23)%      5.34%          6.14%(B)
Net Assets End of Period (in thousands)                                                   $ 1,706    $    777        $   184
Ratio of Expenses to Average Net Assets                                                      1.65%       1.65%          1.67%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                            1.97%       1.93%          2.34%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                  3.54%       3.71%          3.99%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)        3.22%       3.43%          3.32%(A)
Portfolio Turnover Rate                                                                       110%        100%             1%(A)
                                                                                                              For the Period
                                                                                             Year Ended          11/17/98
Enterprise Tax-Exempt Income Fund (Class Y)                                              December 31, 1999   through 12/31/98
--------------------------------------------------------------------------------------- ------------------- -----------------
Net Asset Value Beginning of Period                                                           $ 13.84            $ 14.12
                                                                                              -------            -------
Net Investment Income (Loss)                                                                     0.61(F)            0.07
Net Realized and Unrealized Gain (Loss) on Investments                                         ( 0.92)              0.03
                                                                                              -------            -------
Total from Investment Operations                                                               ( 0.31)              0.10
                                                                                              -------            -------
Dividends from Net Investment Income                                                           ( 0.61)            ( 0.07)
Distributions from Capital Gains                                                               ( 0.10)            ( 0.31)
                                                                                              -------            -------
Total Distributions                                                                            ( 0.71)            ( 0.38)
                                                                                              -------            -------
Net Asset Value End of Period                                                                 $ 12.82            $ 13.84
                                                                                              =======            =======
Total Return                                                                                   ( 2.32)%             0.75%(B)
Net Assets End of Period (in thousands)                                                       $    61            $    65
Ratio of Expenses to Average Net Assets                                                          0.65%              0.65%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                0.99%              0.95%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                      4.51%              4.75%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)            4.18%              4.45%(A)
Portfolio Turnover Rate                                                                           110%               100%(A)

                       See notes to financial statements.
                       THE ENTERPRISE Group of Funds, Inc.
                                                                             129
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Financial Highlights
                          ENTERPRISE MONEY MARKET FUND
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                        For the Year Ended December 31,
                                                                        -----------------------------------------------------------
Enterprise Money Market Fund (Class A)                                      1999         1998         1997        1996       1995
----------------------------------------------------------------------- ------------ ------------ ----------- ----------- ----------
Net Asset Value Beginning of Period                                       $  1.00      $  1.00      $ 1.00      $ 1.00     $ 1.00
                                                                          -------      -------      ------      ------     -------
Net Investment Income (Loss)                                                 0.05(F)      0.05        0.05        0.04       0.05
                                                                          -------      -------      ------      ------     -------
Total from Investment Operations                                             0.05         0.05        0.05        0.04       0.05
                                                                          -------      -------      ------      ------     -------
Dividends from Net Investment Income                                         (0.05)       (0.05)      (0.05)      (0.04)     (0.05)
                                                                          --------     --------     -------     -------    -------
Total Distributions                                                          (0.05)       (0.05)      (0.05)      (0.04)     (0.05)
                                                                          --------     --------     -------     -------    -------
Net Asset Value End of Period                                             $  1.00      $  1.00      $ 1.00      $ 1.00     $ 1.00
                                                                          ========     ========     =======     =======    =======
Total Return                                                                  4.80%        5.04%       4.69%       4.51%      5.05%
Net Assets End of Period (in thousands)                                   $204,403     $140,490     $68,466     $59,074    $40,325
Ratio of Expenses to Average Net Assets                                       0.59%        0.64%       1.00%       1.00%      1.00%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)             0.59%        0.64%       1.24%       1.18%      1.35%
Ratio of Net Investment Income (Loss) to Average Net Assets                   4.74%        4.91%       4.59%       4.42%      4.92%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                               4.74%        4.91%       4.35%       4.24%      4.57%
                                                                           Year Ended December 31,                For the Period
                                                              ------------------------------------------------        5/1/95
Enterprise Money Market Fund (Class B)                            1999         1998        1997        1996      through 12/31/95
------------------------------------------------------------- -----------  -----------  ----------  ----------  -----------------
Net Asset Value Beginning of Period                             $ 1.00       $ 1.00      $ 1.00      $ 1.00          $  1.00
                                                                ------       ------      ------      ------          -------
Net Investment Income (Loss)                                      0.05(F)      0.05        0.04        0.04             0.03
                                                                ------       ------      ------      ------          -------
Total from Investment Operations                                  0.05         0.05        0.04        0.04             0.03
                                                                ------       ------      ------      ------          -------
Dividends from Net Investment Income                              (0.05)       (0.05)      (0.04)      (0.04)          (0.03)
                                                                -------      -------     -------     -------         -------
Total Distributions                                               (0.05)       (0.05)      (0.04)      (0.04)          (0.03)
                                                                -------      -------     -------     -------         -------
Net Asset Value End of Period                                   $ 1.00       $ 1.00      $ 1.00      $ 1.00          $  1.00
                                                                =======      =======     =======     =======         =======
Total Return(D)                                                    4.80%        5.04%       4.11%       3.94%           2.95%(B)
Net Assets End of Period (in thousands)                         $32,863      $10,147     $ 5,980     $ 1,344         $   394
Ratio of Expenses to Average Net Assets                            0.60%        0.64%       1.55%       1.55%           1.55%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                    0.60%        0.64%       1.79%       1.73%           1.88%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets        4.86%        4.91%       4.09%       3.85%           4.23%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                         4.86%        4.91%       3.85%       3.68%           3.90%(A)

                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
130
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Financial Highlights -- (Continued)
                          ENTERPRISE MONEY MARKET FUND
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                         Year Ended December
                                                                                                 31,            For the Period
                                                                                        ---------------------       5/1/97
Enterprise Money Market Fund (Class C)                                                     1999       1998     through 12/31/97
--------------------------------------------------------------------------------------- ---------- ---------- -----------------
Net Asset Value Beginning of Period                                                      $ 1.00     $ 1.00         $  1.00
                                                                                         ------     ------         -------
Net Investment Income (Loss)                                                               0.05(F)    0.05            0.02
                                                                                         ------     ------         -------
Total from Investment Operations                                                           0.05       0.05            0.02
                                                                                         ------     ------         -------
Dividends from Net Investment Income                                                       (0.05)     (0.05)         (0.02)
                                                                                         -------    -------        -------
Total Distributions                                                                        (0.05)     (0.05)         (0.02)
                                                                                         -------    -------        -------
Net Asset Value End of Period                                                            $ 1.00     $ 1.00         $  1.00
                                                                                         =======    =======        =======
Total Return(D)                                                                             4.80%      5.04%          2.86%(B)
Net Assets End of Period (in thousands)                                                  $ 7,296    $ 4,680        $ 1,021
Ratio of Expenses to Average Net Assets                                                     0.59%      0.63%          1.55%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                           0.59%      0.63%          1.85%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                 4.76%      4.90%          4.15%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)       4.76%      4.90%          3.85%(A)
                                                                                         Year Ended December
                                                                                                 31,            For the Period
                                                                                        ---------------------      7/17/97
Enterprise Money Market Fund (Class Y)                                                     1999       1998     through 12/31/97
--------------------------------------------------------------------------------------- ---------- ---------- -----------------
Net Asset Value Beginning of Period                                                      $ 1.00     $ 1.00         $  1.00
                                                                                         ------     ------         -------
Net Investment Income (Loss)                                                               0.05(F)    0.05            0.02
                                                                                         ------     ------         -------
Total from Investment Operations                                                           0.05       0.05            0.02
                                                                                         ------     ------         -------
Dividends from Net Investment Income                                                       (0.05)     (0.05)         (0.02)
                                                                                         -------    -------        -------
Total Distributions                                                                        (0.05)     (0.05)         (0.02)
                                                                                         -------    -------        -------
Net Asset Value End of Period                                                            $ 1.00     $ 1.00         $  1.00
                                                                                         =======    =======        =======
Total Return                                                                                4.80%      5.04%          2.31%(B)
Net Assets End of Period (in thousands)                                                  $ 3,477    $ 3,413        $ 2,700
Ratio of Expenses to Average Net Assets                                                     0.59%      0.65%          0.70%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                           0.59%      0.65%          0.95%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                 4.72%      4.92%          4.96%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)       4.72%      4.92%          4.71%(A)

(A) Annualized.
(B) Not annualized.
(C) Total return does not include one time sales charge.
(D) Total return does not include contingent deferred sales charge.
(E) Effective September 1, 1995, ratio includes expenses paid indirectly.
(F) Based on average monthly shares outstanding for the period.
(G) Less than $0.01 per share.

                       See notes to financial statements.
                      THE ENTERPRISE Group of Funds, Inc.
                                                                             131
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Notes to Financial Statements
                               December 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION


The Enterprise Group of Funds, Inc. ("EGF") is registered under The Investment Company Act of 1940 as an open-end management investment company and consists of the Multi-Cap Growth, Small Company Growth, Small Company Value, Growth, Capital Appreciation, Equity, Growth and Income, Equity Income, International Growth, Internet, Global Financial Services, Managed, Balanced, High-Yield Bond, Government Securities, Tax-Exempt Income and Money Market Funds.

EGF offers Class A, B, C and Y shares. Shares of each class represent an identical interest in the investments of their respective funds and generally have the same rights, but are offered with different sales charge and distribution fee arrangements. Class A shares (except for the Money Market Fund) are subject to a maximum sales charge of 4.75 percent. Class B shares are subject to a maximum contingent sales charge of 5 percent, which declines to zero after six years and which is based on the lesser of net asset value at the time of purchase or redemption. Class B shares automatically convert to Class A shares of the same fund eight years after purchase. Class C shares are subject to a maximum contingent sales charge of 1 percent, which declines to zero after one year and which is based on the lesser of net asset value at the time of purchase or redemption. Class Y shares are not subject to any sales charges.

2. SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments -- Except with respect to the Money Market Fund, investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price on the exchange on which the security is primarily traded. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Directors. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Securities held by the Money Market Fund are valued on an amortized cost basis. Under the amortized cost method, a security is valued at its cost and any discount or premium is amortized over the period until maturity without taking into account the impact of fluctuating interest rates on the market value of the security unless the aggregate deviation from net asset value as calculated by using available market quotations exceeds 1/2 of 1 percent.

SPECIAL VALUATION RISKS -- Foreign denominated assets held by the International Growth and Global Financial Services Funds may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

As part of its investment program, the Government Securities Fund invests in collateralized mortgage obligations ("CMOs"). Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Government Securities Fund invests, the investment may be subject to a greater valuation risk due to prepayment than other types of mortgage-related securities.

The high-yield securities in which the High-Yield Bond Fund may invest may be considered speculative in regard to the issuer's continuing ability to meet principal and interest payments. The value of the lower rated securities in which the High-Yield Bond Fund may invest will be affected by the creditworthiness of individual issuers, general

                      THE ENTERPRISE Group of Funds, Inc.
132
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Notes to Financial Statements -- (Continued)
                               December 31, 1999
--------------------------------------------------------------------------------

economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

REPURCHASE AGREEMENTS -- Each fund may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a fund would acquire a debt security for a relatively short period (usually for one day and not more than one week) subject to an obligation of the seller to repurchase and of the fund to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the fund's holding period. Under each repurchase agreement, the fund receives, as collateral, securities whose market value is at least equal to the repurchase price.

WRITTEN OPTIONS -- When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain. If the premium is less than the amount paid for the closing purchase transaction, a realized loss is recorded. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. The risk associated with writing call options is that the Fund may forego the opportunity for a profit if the market value of the underlying security increases and the option is exercised.

FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as unrealized appreciation or depreciation. When the contract is closed the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

As part of their investment program, the Funds may enter into futures contracts (up to their prospectus defined limitations) to hedge against anticipated future price and interest rate changes. Risks of entering into futures contracts include: (1) the risk that the price of the futures contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the fund attempts to enter into a closing position, (3) the risk that the fund will lose an amount in excess of the initial margin deposit; and (4) the fact that the success or failure of these transactions for the Fund depends on the ability of the Fund Manager to predict movements in stock, bond, and currency prices as well as interest rates.

FOREIGN CURRENCY TRANSLATION -- Securities, other assets and liabilities of the International Growth Fund and the Global Financial Services Fund whose values are initially expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency against U.S. dollars last quoted by a major bank on the valuation date. Dividend and interest income and certain expenses denominated in foreign currencies are translated to U.S. dollars based on the exchange rates in effect on the date the income is earned and the expense is incurred; and exchange gains and losses are realized upon ultimate receipt or disbursement. The International Growth Fund and the Global Financial Services Fund do not isolate that portion of their realized and unrealized gains on investments from changes in foreign exchange rates from fluctuations arising from changes in the market prices of the investments.

FORWARD FOREIGN CURRENCY CONTRACTS -- As part of each funds investment program, the International Growth Fund and the Global Financial Services Fund utilize forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. The Funds will enter into forward contracts only for hedging purposes. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income received and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Premiums and discounts on securities are amortized daily for both financial and tax purposes.

                      THE ENTERPRISE Group of Funds, Inc.
                                                                             133
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Notes to Financial Statements -- (Continued)
                               December 31, 1999
--------------------------------------------------------------------------------

EXPENSES -- Each fund and class bears expenses incurred specifically on its behalf as well as a portion of the common expenses of EGF. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

FEDERAL INCOME TAXES -- No provision for Federal income or excise taxes is required, because EGF intends to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders.

USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS -- Preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDENDS AND DISTRIBUTIONS -- Distributions of capital gains from each of the Funds, other than the Money Market Fund, are made at least annually. Dividends from investment income of the Equity Funds (except the Equity Income Fund) and Managed Fund are declared and paid annually. Dividends from investment income on the Equity Income Fund are paid semiannually. Dividends from investment income for the Balanced Fund are paid quarterly. Dividends from investment income for the Income Funds are declared daily and paid monthly. Dividends from investment income and any net realized capital gains for the Money Market Fund are declared daily and reinvested monthly in additional shares of the Money Market Fund at net asset value.


3. TRANSACTIONS WITH AFFILIATES

The funds are charged management fees by Enterprise Capital Management, Inc. ("ECM") for furnishing management and administrative services. ECM has contractually agreed to limit the funds' expenses through May 1, 2000, to the expense ratios noted below. Enterprise Fund Distributors, Inc. ("EFD"), a wholly-owned subsidiary of ECM, serves as principal underwriter for shares of EGF. The Directors of EGF have adopted a Distributor's Agreement and Plan of Distribution (the "Plan") pursuant to rule 12b-1 under the Investment Company Act of 1940. The Plan provides that each fund will pay EFD a distribution fee, accrued daily and payable monthly. The management fee, distribution fee, and maximum expense amounts are equal to the following annual percentage of average daily net assets for each class of shares:

                             Management Fee             Distribution Fee                       Maximum Expense Amount
                            ---------------- --------------------------------------- -------------------------------------------
Fund                                              A          B          C        Y        A          B          C          Y
---------------------------                  ---------- ---------- ---------- ------ ---------- ---------- ---------- ----------
Multi-Cap Growth            1.00%            0.45%      1.00%      1.00%      none   1.85%      2.40%      2.40%      1.40%
Small Company Growth        1.00%            0.45%      1.00%      1.00%      none   1.85%      2.40%      2.40%      1.40%
Small Company Value         0.75%            0.45%      1.00%      1.00%      none   1.75%      2.30%      2.30%      1.30%
Growth                      0.75%            0.45%      1.00%      1.00%      none   1.60%      2.15%      2.15%      1.15%
Capital Appreciation        0.75%            0.45%      1.00%      1.00%      none   1.75%      2.30%      2.30%      1.30%
Equity                      0.75%            0.45%      1.00%      1.00%      none   1.60%      2.15%      2.15%      1.15%
Growth and Income           0.75%            0.45%      1.00%      1.00%      none   1.50%      2.05%      2.05%      1.05%
Equity Income               0.75%            0.45%      1.00%      1.00%      none   1.50%      2.05%      2.05%      1.05%
International Growth        0.85%            0.45%      1.00%      1.00%      none   2.00%      2.55%      2.55%      1.55%
Internet                    1.00%            0.45%      1.00%      1.00%      none   1.90%      2.45%      2.45%      1.45%
Global Financial Services   0.85%            0.45%      1.00%      1.00%      none   1.75%      2.30%      2.30%      1.30%
Managed                     0.75%            0.45%      1.00%      1.00%      none   1.75%      2.30%      2.30%      1.30%
Balanced                    0.75%            0.45%      1.00%      1.00%      none   1.40%      1.95%      1.95%      0.95%
High-Yield Bond             0.60%            0.45%      1.00%      1.00%      none   1.30%      1.85%      1.85%      0.85%
Government Securities       0.60%            0.45%      1.00%      1.00%      none   1.30%      1.85%      1.85%      0.85%
Tax-Exempt Income           0.50%            0.45%      1.00%      1.00%      none   1.10%      1.65%      1.65%      0.65%
Money Market                0.35%             none       none       none      none   0.70%      0.70%      0.70%      0.70%

                      THE ENTERPRISE Group of Funds, Inc.
134
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Notes to Financial Statements -- (Continued)
                               December 31, 1999
--------------------------------------------------------------------------------

ECM is a wholly-owned subsidiary of The MONY Life Insurance Company, which is wholly-owned by The MONY Group Inc. The MONY Group Inc. and its subsidiaries and affiliates had the following investments in EGF as of December 31, 1999:

Fund                              A            B           C            Y
--------------------------- ------------- ----------- ----------- -------------
Multi-Cap Growth             $1,923,600    $274,000    $274,000    $   604,704
Small Company Growth                 --          --          --         46,928
Small Company Value             239,245          --          --        218,697
Growth                          350,458          --          --     13,873,494
Capital Appreciation            272,603          --          --        264,627
Equity                        1,474,579          --          --         94,963
Growth and Income                    --          --          --         71,622
Equity Income                   873,626          --          --        143,918
International Growth          3,687,180          --          --     20,627,426
Internet                        187,693          --          --      1,237,922
Global Financial Services        22,988          --          --      5,477,671
Managed                       3,193,382          --          --     68,823,767
Balanced                        749,000     107,000     107,000        108,706
High-Yield Bond                  95,291          --          --          8,123
Government Securities           902,109          --          --          1,887
Tax-Exempt Income                    --          --         977         45,397
Money Market                    732,656          --          --        325,276

ECM has subadvisory agreements with various investment advisors as Fund Managers for the funds of EGF. The management fee, as a percentage of average daily net assets of a fund, is paid to ECM, which pays a portion of the fee to the Fund
Manager. 1740 Advisers, Inc., a wholly-owned subsidiary of The MONY Group Inc., is the Fund Manager for the Equity Income Fund. For the year ended December 31,
1999, ECM incurred subadvisory fees payable to 1740 Advisers, Inc. related to the Equity Income Fund of $464,193, with a related payable balance of $39,132 as of December 31, 1999.

The portion of sales charges paid to MONY Securities Corporation, a wholly-owned subsidiary of The MONY Group Inc., was $18,591,559 for the year ended December
31, 1999. The portion of sales charges paid to EFD was $2,384,283 for the period ended December 31, 1999.

EFD uses its distribution fee from EGF to pay expenses on behalf of EGF related to the distribution and servicing of its shares. These expenses include a service fee to securities dealers that enter into a sales agreement with EFD.
For the year ended December 31, 1999, EFD incurred service fees of $2,170,302 payable to MONY Securities Corporation.

For the year ended December 31, 1999, the Fund paid brokerage commissions to affiliates as follows:
Fund                           Commissions
----------------------------- ------------
  Multi-Cap Growth              $ 35,414
  Small Company Value            326,540
  Growth                           9,840
  Capital Appreciation             2,531
  Equity Income                    7,783
  Internet                        23,687
  Global Financial Services        2,928
  Managed                        152,448
  Balanced                            95

                      THE ENTERPRISE Group of Funds, Inc.
                                                                             135
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Notes to Financial Statements -- (Continued)
                               December 31, 1999
--------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS

For the year ended December 31, 1999, purchases and sales proceeds of investments, other than short-term investments, were as follows:

                                   U.S. Government               Other Investment
                                     Obligations                    Securities
                            ----------------------------- -------------------------------
Fund                           Purchases        Sales         Purchases         Sales
--------------------------- -------------- -------------- ---------------- --------------
Multi-Cap Growth                      --             --    $   78,568,312   $ 12,496,171
Small Company Growth                  --             --        26,068,485     20,593,056
Small Company Value                   --             --       155,335,602     87,877,206
Growth                                --             --     1,262,007,831    696,561,020
Capital Appreciation                  --             --       274,365,351    271,476,492
Equity                                --             --        33,078,964     30,005,309
Growth and Income                     --             --        69,109,237      2,672,568
Equity Income                         --             --        62,677,435     51,701,373
International Growth                  --             --        99,297,326    101,269,058
Internet                              --             --       170,453,956     28,426,234
Global Financial Services             --             --        10,672,812      2,013,814
Managed                      $60,448,320    $60,286,875       294,344,061    368,339,888
Balanced                       2,799,925        413,372         7,222,516        777,483
High-Yield Bond                  481,758      2,705,859        93,193,492     95,488,659
Government Securities         32,561,418      8,176,523        11,292,910     12,464,390
Tax-Exempt Income                     --             --        33,477,092     31,168,410


Outstanding forward foreign currency contracts at December 31, 1999 are as follows:

INTERNATIONAL GROWTH FUND
                               Sales                     Net Unrealized
 Settlement    --------------------------------------    Appreciation/
    Date            Receive              Deliver         (Depreciation)
------------   ------------------   -----------------   ---------------
   1/03/00     USD       80,220     EUR      79,521           $98
                                                              ---
                                                              $98
                                                              ===

                      THE ENTERPRISE Group of Funds, Inc.
136
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Notes to Financial Statements -- (Continued)
                               December 31, 1999
--------------------------------------------------------------------------------

GLOBAL FINANCIAL SERVICES FUND

                              Purchases                   Net Unrealized
 Settlement    ---------------------------------------    Appreciation/
    Date             Receive              Deliver         (Depreciation)
------------   -------------------   -----------------   ---------------
   1/04/00     JPY      8,000,000    USD       78,201       $    152
                                                            --------
                                Sales
              ---------------------------------------
                     Receive              Deliver
              -------------------    ----------------
   3/23/00     USD        143,528    AUD      225,000         (4,337)
   3/23/00     USD         32,944    SGD       55,000           (274)
                                                            --------
                                                              (4,611)
                                                            --------
                                                            $ (4,459)
                                                            ========

Transactions in call options written for the year ended December 31, 1999, were as follows:

                                                           Number of    Premiums
                                                           Contracts    Received
                                                        ----------- ------------
GROWTH AND INCOME FUND
Outstanding call options written at December 31, 1998        --      $      --
Options written                                              65         41,923
Options exercised                                           (35)       (21,699)
                                                            ---      ---------
Outstanding call options written at December 31, 1999        30      $  20,224
                                                            ===      =========
6. BORROWINGS

In August 1999, EGF, and another affiliated mutual fund, entered into a $50 million redemption line of credit with State Street Bank and Trust Co. whereby each Fund may borrow up to its prospectus defined limitation. At December 31,
1999, there were no loans outstanding. Listed below are the Funds which had outstanding balances at any time during the year ended December 31, 1999:
                            Maximum          Average Daily      Weighted Average
Fund                    Amount Borrowed   Outstanding Balance    Interest Rate
---------------------- ----------------- --------------------- -----------------
International Growth       $1,880,000           $25,753              5.79%
Balanced                      280,000             2,764              5.89%

                      THE ENTERPRISE Group of Funds, Inc.
                                                                             137
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Notes to Financial Statements -- (Continued)
                               December 31, 1999
--------------------------------------------------------------------------------

7. CAPITAL SHARE TRANSACTIONS

At December 31, 1999, each Fund has 8,000,000,000 authorized shares at $.10 par value. The following tables summarize the capital share activity:

                                    Multi-Cap Growth Fund   Small Company Growth Fund         Small Company Value Fund
                                   ----------------------- -------------------------     ----------------------------------
                                        For the Period      Year Ended     Year Ended     Year Ended         Year Ended
                                         of 7/1/99 to        Dec. 31,       Dec. 31,       Dec. 31,           Dec. 31,
                                           12/31/99            1999           1998           1999               1998
                                   ----------------------- ------------   ------------ ----------------   ---------------
 CLASS A
 Shares sold                             3,743,529            414,720        302,759       16,485,323        10,236,575
 Reinvestment of distributions              45,721                 --             --        1,098,458           276,418
 Shares redeemed                          (207,755)          (207,992)      (145,393)     (11,810,385)       (6,275,721)
 Net increase (decrease)                 3,581,495            206,728        157,366        5,773,396         4,237,272
 CLASS B
 Shares sold                             2,994,506            380,608        379,909        5,140,797         6,411,836
 Reinvestment of distributions              40,251                 --             --          841,748           217,426
 Shares redeemed                          (125,978)          (169,449)      (105,961)      (2,075,975)       (1,516,761)
 Net increase (decrease)                 2,908,779            211,159        273,948        3,906,570         5,112,501
 CLASS C
 Shares sold                             1,048,063            103,499        102,780        2,945,424         1,622,753
 Reinvestment of distributions              12,907                 --             --          289,171            47,138
 Shares redeemed                           (48,819)           (73,035)       (25,158)        (863,222)         (214,262)
 Net increase (decrease)                 1,012,151             30,464         77,622        2,371,373         1,455,629
 CLASS Y
 Shares sold                                55,663             28,157         48,468           55,844            27,545
 Reinvestment of distributions                 404                 --             --            4,937               941
 Shares redeemed                            (9,466)          (153,968)      (223,611)         (24,194)           (9,455)
 Net increase (decrease)                    46,601           (125,811)      (175,143)          36,587            19,031
 Total net increase (decrease)           7,549,026            322,540        333,793       12,087,926        10,824,433
                                           Growth Fund               Capital Appreciation Fund           Equity Fund
                                --------------------------------- ------------------------------- --------------------------
                                   Year Ended       Year Ended       Year Ended      Year Ended    Year Ended    Year Ended
                                    Dec. 31,         Dec. 31,         Dec. 31,        Dec. 31,      Dec. 31,      Dec. 31,
                                      1999             1998             1999            1998          1999          1998
                                ---------------- ---------------- --------------- --------------- ------------ -------------
CLASS A
Shares sold                         37,894,541       25,016,660       2,925,321         913,983      533,352       672,134
Reinvestment of distributions        2,202,180        1,817,182         496,834         548,612       37,148         6,246
Shares redeemed                    (27,727,480)     (12,643,429)     (2,943,920)     (1,224,998)    (490,608)     (173,058)
Net increase (decrease)             12,369,241       14,190,413         478,235         237,597       79,892       505,322
CLASS B
Shares sold                         14,507,898       12,165,306         557,649         204,018      741,920     1,484,070
Reinvestment of distributions        1,523,703        1,012,396         113,247          64,334       64,727         6,611
Shares redeemed                     (3,633,294)      (1,548,771)       (162,851)       (102,705)    (569,548)     (439,218)
Net increase (decrease)             12,398,307       11,628,931         508,045         165,647      237,099     1,051,463
CLASS C
Shares sold                          7,025,356        5,180,277         167,180          23,429      216,111       223,366
Reinvestment of distributions          541,793          290,019          16,893           4,329       12,309         1,143
Shares redeemed                     (1,742,477)        (666,966)        (60,387)         (4,125)    (163,166)      (38,398)
Net increase (decrease)              5,824,672        4,803,330         123,686          23,633       65,254       186,111
CLASS Y
Shares sold                          1,393,412        1,619,933           5,107           5,239       13,859         8,786
Reinvestment of distributions          126,526          105,396             791             443          599            11
Shares redeemed                       (887,052)      (1,513,470)         (2,057)           (434)      (1,030)           --
Net increase (decrease)                632,886          211,859           3,841           5,248       13,428         8,797
Total net increase (decrease)       31,225,106       30,834,533       1,113,807         432,125      395,673     1,751,693

                      THE ENTERPRISE Group of Funds, Inc.
138
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 Notes to Financial Statements -- (Continued)
                               December 31, 1999
--------------------------------------------------------------------------------

                                    Growth and Income Fund      Equity Income Fund       International Growth Fund
                                  -------------------------- ------------------------- -----------------------------
                                    Year Ended   Year Ended     Year Ended   Year Ended       Year Ended     Year Ended
                                     Dec. 31,     Dec. 31,       Dec. 31,     Dec. 31,         Dec. 31,       Dec. 31,
                                       1999         1998           1999         1998             1999           1998
                                  ------------- ------------   ------------ ------------   --------------- -------------
CLASS A
Shares sold                         1,867,895      502,593        603,220      693,308         1,747,130       524,854
Reinvestment of distributions             281        6,225        183,831      338,394           215,231        22,822
Shares redeemed                      (737,784)     (94,462)      (871,866)    (599,916)       (1,829,143)     (627,956)
Net increase (decrease)             1,130,392      414,356        (84,815)     431,786           133,218       (80,280)
CLASS B
Shares sold                         1,419,461      682,522        635,419      609,848           390,802       714,287
Reinvestment of distributions             271        6,205         66,284       95,849            89,994         6,578
Shares redeemed                      (224,593)     (60,729)      (329,347)    (161,207)         (337,049)     (458,613)
Net increase (decrease)             1,195,139      627,998        372,356      544,490           143,747       262,252
CLASS C
Shares sold                           342,069      154,095        303,799      151,702           135,340       170,129
Reinvestment of distributions              51        1,314         13,871       16,076            20,162         1,342
Shares redeemed                      (144,613)     (16,707)      (186,365)     (27,165)          (97,232)      (51,927)
Net increase (decrease)               197,507      138,702        131,305      140,613            58,270       119,544
CLASS Y
Shares sold                            74,057       95,598          1,888        4,152           675,943       454,733
Reinvestment of distributions              62        8,894             79           35            82,195        10,505
Shares redeemed                      (262,781)     (91,693)          (568)          --          (596,108)     (414,104)
Net increase (decrease)              (188,662)      12,799          1,399        4,187           162,030        51,134
Total net increase (decrease)       2,334,376    1,193,855        420,245    1,121,076           497,265       352,650
                                   Internet Fund  Global Financial Services Fund          Managed Fund
                                 ---------------- ------------------------------ -------------------------------
                                                                  For the Period
                                  For the Period   Year Ended      of 10/1/98       Year Ended      Year Ended
                                   of 7/1/99 to     Dec. 31,        through          Dec. 31,        Dec. 31,
                                     12/31/99         1999          12/31/98           1999            1998
                                 ---------------- ------------  ---------------  --------------- ---------------
CLASS A
Shares sold                         4,095,377      1,033,478         258,209         3,256,841       4,571,675
Reinvestment of distributions          36,343         23,992              --         1,376,144       1,185,379
Shares redeemed                      (371,106)      (364,764)        (22,324)       (7,593,627)     (3,768,206)
Net increase (decrease)             3,760,614        692,706         235,885        (2,960,642)      1,988,848
CLASS B
Shares sold                         3,725,767        847,428         201,950         2,969,971       6,850,169
Reinvestment of distributions          32,606         18,933              --         1,373,221       1,041,656
Shares redeemed                      (372,516)      (196,340)        (32,303)       (5,336,108)     (2,264,094)
Net increase (decrease)             3,385,857        670,021         169,647          (992,916)      5,627,731
CLASS C
Shares sold                         1,221,366        152,563          40,518           461,536       1,068,902
Reinvestment of distributions           9,595          3,194              --            93,624          79,473
Shares redeemed                      (110,860)       (62,720)         (4,351)         (724,909)       (259,472)
Net increase (decrease)             1,120,101         93,037          36,167          (169,749)        888,903
CLASS Y
Shares sold                            73,967         16,494         942,373         1,675,893       3,071,921
Reinvestment of distributions             314         31,864              --           845,239         669,801
Shares redeemed                       (30,880)        (9,990)             --        (3,190,654)     (2,830,113)
Net increase (decrease)                43,401         38,368         942,373          (669,522)        911,609
Total net increase (decrease)       8,309,973      1,494,132       1,384,072        (4,792,829)      9,417,091

                      THE ENTERPRISE Group of Funds, Inc.
                                                                             139
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 Notes to Financial Statements -- (Continued)
                               December 31, 1999
--------------------------------------------------------------------------------

                                   Balanced Fund        High-Yield Bond Fund           Government Securities Fund
                                 ---------------- -------------------------------   --------------------------------
                                  For the Period     Year Ended       Year Ended      Year Ended       Year Ended
                                   of 7/1/99 to       Dec. 31,         Dec. 31,        Dec. 31,         Dec. 31,
                                     12/31/99           1999             1998            1999             1998
                                 ---------------- ---------------  --------------- ---------------  ---------------
CLASS A
Shares sold                           956,176         1,504,768        2,158,147       4,404,258        1,824,936
Reinvestment of distributions           3,153           399,065          434,025         271,155          247,336
Shares redeemed                       (34,672)       (2,377,293)      (1,669,074)     (4,201,338)      (1,883,753)
Net increase (decrease)               924,657          (473,460)         923,098         474,075          188,519
CLASS B
Shares sold                           864,523         1,169,333        2,209,676       1,733,066        2,093,943
Reinvestment of distributions           2,120           196,528          166,249         112,198           62,371
Shares redeemed                       (41,908)       (1,107,938)        (907,108)       (892,116)        (942,532)
Net increase (decrease)               824,735           257,923        1,468,817         953,148        1,213,782
CLASS C
Shares sold                           140,623           539,367          480,109         431,058          319,445
Reinvestment of distributions             278            34,450           24,727          17,583            6,516
Shares redeemed                        (9,873)         (418,971)        (155,499)       (226,168)        (112,968)
Net increase (decrease)               131,028           154,846          349,337         222,473          212,993
CLASS Y
Shares sold                            20,279            24,934          105,449          55,429           81,282
Reinvestment of distributions               2            15,035           10,054          34,729           38,601
Shares redeemed                            --          (109,158)          (4,531)       (152,729)        (149,732)
Net increase (decrease)                20,281           (69,189)         110,972         (62,571)         (29,849)
Total net increase (decrease)       1,900,701          (129,880)       2,852,224       1,587,125        1,585,445
                                     Tax-Exempt Income Fund             Money Market Fund
                                  ---------------------------- -----------------------------------
                                     Year Ended    Year Ended        Year Ended        Year Ended
                                      Dec. 31,      Dec. 31,          Dec. 31,          Dec. 31,
                                        1999          1998              1999              1998
                                  --------------- ------------   ----------------- -----------------
CLASS A
Shares sold                             937,406      339,169         902,291,310       413,364,732
Reinvestment of distributions            63,753       88,848           7,522,610         4,556,487
Shares redeemed                      (1,021,567)    (414,098)       (845,900,561)     (345,896,926)
Net increase (decrease)                 (20,408)      13,919          63,913,359        72,024,293
CLASS B
Shares sold                             249,210      178,013          63,366,742        32,792,113
Reinvestment of distributions            12,995       13,547             893,135           351,316
Shares redeemed                        (144,009)     (76,656)        (41,544,633)      (28,976,415)
Net increase (decrease)                 118,196      114,904          22,715,244         4,167,014
CLASS C
Shares sold                             117,527       52,051          27,978,256        15,657,662
Reinvestment of distributions             3,992        2,052             284,855           112,867
Shares redeemed                         (44,618)     (11,150)        (25,647,018)      (12,111,247)
Net increase (decrease)                  76,901       42,953           2,616,093         3,659,282
CLASS Y
Shares sold                                   5        4,698           1,314,799         2,877,556
Reinvestment of distributions                65           29             148,465           131,097
Shares redeemed                              --           --          (1,398,749)       (2,296,440)
Net increase (decrease)                      70        4,727              64,515           712,213
Total net increase (decrease)           174,759      176,503          89,309,211        80,562,802

                      THE ENTERPRISE Group of Funds, Inc.
140
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Notes to Financial Statements -- (Continued)
                               December 31, 1999
--------------------------------------------------------------------------------

8. TAX BASIS UNREALIZED GAIN (LOSS) OF INVESTMENTS AND DISTRIBUTIONS

At December 31, 1999, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

                                                   Tax                             Net
                                               Unrealized      Unrealized      Unrealized
Fund                            Tax Cost          Gain            Loss         Gain (Loss)
--------------------------- ---------------- -------------- ---------------- --------------
Multi-Cap Growth             $   78,239,617   $ 27,011,214   $    (799,162)   $ 26,212,052
Small Company Growth             34,821,078     17,812,118      (1,021,933)     16,790,185
Small Company Value             254,264,353     42,978,309     (27,499,332)     15,478,977
Growth                        1,851,144,259    658,611,257     (52,241,129)    606,370,128
Capital Appreciation            171,181,049     57,192,479      (1,759,791)     55,432,688
Equity                           19,163,924      3,203,452        (496,017)      2,707,435
Growth and Income               125,473,453     53,044,011      (7,846,674)     45,197,337
Equity Income                   131,386,673     38,823,682      (4,563,897)     34,259,785
International Growth             74,818,072     31,639,457      (2,402,247)     29,237,210
Internet                        175,919,131     88,259,439      (2,907,899)     85,351,540
Global Financial Services        16,706,370      1,325,658      (1,638,506)       (312,848)
Managed                         349,898,577     47,772,298     (15,807,417)     31,964,881
Balanced                         10,008,746        710,116        (245,261)        464,855
High-Yield Bond                 113,382,481      1,343,270      (7,990,307)     (6,647,037)
Government Securities           126,697,672         11,876      (5,006,141)     (4,994,265)
Tax-Exempt Income                28,557,437        301,530        (943,600)       (642,070)

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, paydowns, market discounts, losses deferred due to wash sales, investments in passive foreign investment companies, and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

At December 31, 1999, the following Funds had net capital loss carryforwards for federal tax purposes of:
                                        Expiring
Fund                         Balance    Through
------------------------- ------------ ---------
  Growth and Income        $  821,073     2007
  High-Yield Bond           3,117,222     2007
  Government Securities     3,844,247     2004
  Money Market                 14,661     2007

                      THE ENTERPRISE Group of Funds, Inc.
                                                                             141
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Notes to Financial Statements -- (Continued)
                               December 31, 1999
--------------------------------------------------------------------------------

9. POST OCTOBER LOSS DEFERRAL

Under the current tax law, capital and currency losses realized after October 31, 1999 may be deferred and treated as occurring on the first day of the following fiscal year. For fiscal year ended December 31, 1999, the following Funds elected to defer capital losses occurring between November 1, 1999 and December 31, 1999 in the following amounts:

Fund                    Balance
--------------------- ----------
  Multi-Cap Growth     $ 91,795
  Growth and Income      62,831
  High-Yield Bond       654,484
  Tax-Exempt Income      63,279

10. RESTRICTED SECURITIES

Certain of the Small Company Value Fund's investments are restricted as to resale. The table below shows the number of units held, the acquisition dates, aggregate cost, per unit value and the percentage of net assets which these securities comprise.
                           Number of   Acquisition               Value    Percent of
Security                     Units        Dates        Cost    Per Unit   Net Assets
------------------------- ----------- ------------- --------- ---------- -----------
  Noel Group Units          15,000      04/13/99     $ 7,320  $ 0.40     0.00%
  Noel Group Liquidating
  Trust Units               15,000      10/08/99     $12,187  $ 0.70     0.01%

The Fund may incur certain costs in connection with disposition of the above securities.

                      THE ENTERPRISE Group of Funds, Inc.
142
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      FEDERAL TAX INFORMATION (UNAUDITED)

The Tax-Exempt Income Fund has designated 100 percent of the net investment income distributions paid monthly by each class of the Fund during its taxable year ended December 31, 1999 as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following summarizes the per share taxable short-term (considered ordinary income for federal income tax purposes) and long-term capital gain distributions paid by each class of the Tax-Exempt Income Fund during 1999:

   Record        Payable      Ordinary        Long-Term
    Date          Date         Income       Capital Gains
------------   ----------   ------------   --------------
  09/29/99     09/30/99     $ 0.0197       $ 0.0295
  12/20/99     12/21/99     $    --        $ 0.0535

The capital gains distributions paid to shareholders for 1999, whether taken in additional shares or cash, is as follows:
Fund                                 Capital Gains
----------------------------------- --------------
  Multi-Cap Growth                   $         --
  Small Company Growth                         --
  Small Company Value                  13,023,810
  Growth                              108,150,263
  Capital Appreciation                 28,888,356
  Equity                                  274,927
  Growth and Income                            --
  Equity Income                         6,519,327
  International Growth                  8,575,052
  Internet                                     --
  Global Financial Services                27,807
  Managed                              31,831,645
  Balanced                                     --
  High-Yield Bond                          57,177
  Government Securities                        --
  Tax-Exempt Income                       184,939
  Money Market                                 --

The information below summarizes those funds which had the following portions of their 1999 ordinary income distributions (located in Box #1 of Form 1099-DIV)
qualify as being eligible for the corporate dividends received deduction:
  Equity Income               85%
  Managed                     52%
  Balanced                    15%
  Global Financial Services   15%

                      THE ENTERPRISE Group of Funds, Inc.
                                                                             143
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       Report of Independent Accountants


To the Shareholders and Board of Directors of The Enterprise Group of Funds, Inc.:


In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Multi-Cap Growth, Small Company Growth, Small Company Value, Growth, Capital Appreciation, Equity, Growth and Income, Equity Income, International Growth, Internet, Global Financial Services, Managed, Balanced, High-Yield Bond, Government Securities, Tax-Exempt Income and Money Market Funds (constituting The Enterprise Group of Funds, Inc., hereafter referred to as the "Fund") at December 31, 1999, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated (except for the financial highlights, as indicated below, which were audited by other auditors) in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial highlights for each of the two years in the period ended September 30, 1996 for the Small Company Growth and Growth and Income Funds of The Enterprise Group of Funds, Inc. were audited by other auditors whose report dated November 15, 1996, expressed an unqualified opinion thereon.


PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2000

                      THE ENTERPRISE Group of Funds, Inc.
144
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS




                                   DIRECTORS

                                 Victor Ugolyn
                             Chairman and Director

   Arthur T. Dietz                                       Arthur Howell
       Director                                             Director

 William A. Mitchell, Jr.                                Lonnie H. Pope
       Director                                             Director

   Samuel J. Foti                                        Michael I. Roth
       Director                                             Director



                                    OFFICERS

                                  Victor Ugolyn
                      President and Chief Executive Officer


                                Phillip G. Goff
                                 Vice President

 Herbert M. Williamson                            Catherine R. McClellan
      Treasurer and                                    Secretary
    Assistant Secretary

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               Investment Advisor
                      Enterprise Capital Management, Inc.
                            Atlanta Financial Center
                           3343 Peachtree Road, N.E.
                                   Suite 450
                            Atlanta, GA 30326-1022

                                  Distributor
                       Enterprise Fund Distributors, Inc.
                            Atlanta Financial Center
                           3343 Peachtree Road, N.E.
                                   Suite 450
                             Atlanta, GA 30326-1022
                           Telephone: 1-800-432-4320

                                   Custodian
                      State Street Bank and Trust Company
                                   Boston, MA

                                 Transfer Agent
                     National Financial Data Services, Inc.
                               330 W. 9th Street
                             Kansas City, MO 64105
                           Telephone: 1-800-368-3527

                            Independent Accountants
                           PricewaterhouseCoopers LLP
                                Philadelphia, PA

                      Member-Investment Company Institute

                              [GRAPHIC] ENTERPRISE
                                 GROUP OF FUNDS
                  INVEST WITH THE PROS THE PROFESSIONALS USE(R)
                                 1-800-432-4320
                            www.enterprisefunds.com

                This report is not to be used in connection with
           the offering of shares of the funds unless accompanied or
                      preceded by an effective prospectus.

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